SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                      [ ]

         Post-Effective Amendment No.       17            (333-92297)     [X]
                                         ---------         ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.             19       (File No. 811-7195)           [X]
                               ---------

                        (Check appropriate box or boxes)

                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   American Enterprise Life Insurance Company
                               (Name of Depositor)

829 AXP Financial Center, Minneapolis, MN                       55474
(Address of Depositor's Principal Executive Offices)         (Zip Code)

Depositor's Telephone Number, including Area Code         (612) 671-3678

     Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2004 pursuant to paragraph  (b) of Rule 485
[ ] 60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

APRIL 30, 2004


AMERICAN EXPRESS

INNOVATIONS(SM) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Home Office)


           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

-  American Express(R) Variable Portfolio Funds
-  AIM Variable Insurance Funds, Series II Shares
-  AllianceBernstein Variable Products Series Fund, Inc. (Class B)
-  Fidelity(R) Variable Insurance Products Service Class 2
-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
-  MFS(R) Variable Insurance Trust(SM) - Service Class
-  Oppenheimer Variable Account Funds - Service Shares
-  Putnam Variable Trust - Class IB Shares

Please read the prospectuses carefully and keep them for future reference.


For applications signed on or after Nov. 6, 2003, contracts with a seven-year withdrawal charge schedule provide for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances.(1) The credits may be reversed (see "Buying Your Contract -- Purchase Payment Credits"). Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                3
THE CONTRACT IN BRIEF                                                    4
EXPENSE SUMMARY                                                          7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                             12
FINANCIAL STATEMENTS                                                    17
THE VARIABLE ACCOUNT AND THE FUNDS                                      18
GUARANTEE PERIOD ACCOUNTS (GPAs)                                        23
THE ONE-YEAR FIXED ACCOUNT                                              25
BUYING YOUR CONTRACT                                                    25
CHARGES                                                                 29
VALUING YOUR INVESTMENT                                                 34
MAKING THE MOST OF YOUR CONTRACT                                        36
WITHDRAWALS                                                             40
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                    41
CHANGING OWNERSHIP                                                      41
BENEFITS IN CASE OF DEATH                                               42
OPTIONAL BENEFITS                                                       46
THE ANNUITY PAYOUT PERIOD                                               58
TAXES                                                                   60
VOTING RIGHTS                                                           62
SUBSTITUTION OF INVESTMENTS                                             62
ABOUT THE SERVICE PROVIDERS                                             63
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                   64
ADDITIONAL INFORMATION                                                  71
EXPERTS                                                                 71
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION        72
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION            88
APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL          89



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may make allocations of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 18)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 23 and
   p. 25)

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 25)

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENTS


   If paying by Systematic Investment Plan (SIPs):

      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.


MAXIMUM TOTAL PURCHASE PAYMENTS*

      $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


For contracts issued in Alabama and Maryland, purchase payments are limited and you may not make purchase payments after the first contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 37)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 40)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 41)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 42)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 46)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 58)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 60)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. 29):


-  $40 annual contract administrative charge(1);

- if you select the Guaranteed Minimum Income Benefit Rider - Maximum Anniversary Value (GMIB - MAV), an annual fee of 0.55% of the adjusted contract value(2);

- if you select the Guaranteed Minimum Income Benefit Rider - 6% Rising Floor (GMIB - 6% Rising Floor), an annual fee of 0.75% of the adjusted contract value(2);

- if you select the Performance Credit Rider (PCR), an annual fee of 0.15% of the contract value(2);

- if you select the Benefit Protector(SM) Death Benefit Rider (Benefit Protector), an annual fee of 0.25% of the contract value(3);

- if you select the Benefit Protector(SM) Plus Death Benefit Rider (Benefit Protector Plus), an annual fee of 0.40% of the contract value(3);

-  withdrawal charge;

- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments);

-  the operating expenses of the funds in which the subaccounts invest; and

- the total variable account expenses (if you make allocations to one or more subaccounts):

                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
                                                         EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
Return of Purchase Payments death benefit (ROP)                0.85%                     0.15%                      1.00%
Maximum Anniversary Value death benefit (MAV)(4),(5)           1.05                      0.15                       1.20
Enhanced Death Benefit (EDB)(4)                                1.15                      0.15                       1.30
NONQUALIFIED ANNUITIES
ROP death benefit                                              1.10                      0.15                       1.25
MAV death benefit(4),(5)                                       1.30                      0.15                       1.45
EDB(4)                                                         1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(6)
QUALIFIED ANNUITIES
ROP death benefit                                              1.15                      0.15                       1.30
MAV death benefit(4),(5)                                       1.35                      0.15                       1.50
EDB(4)                                                         1.45                      0.15                       1.60
NONQUALIFIED ANNUITIES
ROP death benefit                                              1.40                      0.15                       1.55
MAV death benefit(4),(5)                                       1.60                      0.15                       1.75
EDB(4)                                                         1.70                      0.15                       1.85


(1) Some states limit the amount of the contract charge allocated to the fixed account.


(2) If you select the PCR, you cannot add a GMIB rider. Available if the annuitant is 75 or younger at contract issue. Not available with ROP death benefit. May not be available in all states.

(3) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(4) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(5) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

(6) The five-year withdrawal charge schedule may not be available in all states.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                        SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans").


                                                                                               ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                                       3.50%                         5.00%
Qualified discount rate                                                                   4.86%                         6.36%
Nonqualified discount rate                                                                5.11                          6.61

                                                                                               ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                                        3.50%                         5.00%
Qualified discount rate                                                                   5.16%                         6.66%
Nonqualified discount rate                                                                5.41                          6.91


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.



                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
                                                         EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                              0.85%                     0.15%                      1.00%
MAV death benefit(1),(2)                                       1.05                      0.15                       1.20
EDB(1)                                                         1.15                      0.15                       1.30
NONQUALIFIED ANNUITIES
ROP death benefit                                              1.10                      0.15                       1.25
MAV death benefit(1),(2)                                       1.30                      0.15                       1.45
EDB(1)                                                         1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                              1.15                      0.15                       1.30
MAV death benefit(1),(2)                                       1.35                      0.15                       1.50
EDB(1)                                                         1.45                      0.15                       1.60
NONQUALIFIED ANNUITIES
ROP Payment death benefit                                      1.40                      0.15                       1.55
MAV death benefit(1),(2)                                       1.60                      0.15                       1.75
EDB(1)                                                         1.70                      0.15                       1.85



(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                 $   40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                                              0.55%*

GMIB - 6% RISING FLOOR                                                                                  0.75%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                                                 0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                                                   0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                                              0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)


*  This fee applies only if you elect this optional feature.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                                       MINIMUM         MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements              .64%           1.55%


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                   GROSS TOTAL
                                                                        MANAGEMENT       12b-1          OTHER         ANNUAL
                                                                           FEES          FEES         EXPENSES       EXPENSES
AXP(R) Variable Portfolio
      Cash Management Fund                                                  .51%          .13%           .06%         .70%(1)
      Diversified Bond Fund                                                 .60           .13            .08          .81(1)
      Diversified Equity Income Fund                                        .53           .13            .10          .76(1)
      Growth Fund                                                           .65           .13            .21          .99(1)
      NEW DIMENSIONS FUND(R)                                                .62           .13            .07          .82(1)
      Partners Small Cap Value Fund                                         .99           .13            .43         1.55(1)
      S&P 500 Index Fund                                                    .29           .13            .22          .64(2)
      Short Duration U.S. Government Fund                                   .61           .13            .08          .82(1)
AIM V.I.
      AIM V.I. Basic Value Fund, Series II Shares                           .73           .25            .31         1.29(3)
      AIM V.I. Capital Development Fund, Series II Shares                   .75           .25            .38         1.38(3)
      AIM V.I. Premier Equity Fund, Series II Shares                        .61           .25            .24         1.10(3)
AllianceBernstein Variable Products Series Fund, Inc.
      AllianceBernstein VP Growth and Income Portfolio (Class B)            .63           .25            .03          .91(4)
      AllianceBernstein VP Premier Growth Portfolio (Class B)              1.00           .25            .05         1.30(4)
      AllianceBernstein VP Technology Portfolio (Class B)                  1.00           .25            .12         1.37(4)
      AllianceBernstein VP Total Return Portfolio (Class B)                 .63           .25            .17         1.05(4)
Fidelity(R) VIP
      Contrafund(R) Portfolio Service Class 2                               .58           .25            .10          .93(5)
      Growth Portfolio Service Class 2                                      .58           .25            .09          .92(6)
      Mid Cap Portfolio Service Class 2                                     .58           .25            .12          .95(5)
      Overseas Portfolio Service Class 2                                    .73           .25            .18         1.16(5)
FTVIPT
      Franklin Real Estate Fund - Class 2                                   .50           .25            .03          .78(7),(8)
      Franklin Small Cap Fund - Class 2                                     .51           .25            .29         1.05(8),(9)
      Franklin Small Cap Value Securities Fund - Class 2                    .57           .25            .19         1.01(8),(9)
      Mutual Shares Securities Fund - Class 2                               .60           .25            .20         1.05(8)
      Templeton Foreign Securities Fund - Class 2                           .69           .25            .22         1.16(9)



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                   GROSS TOTAL
                                                                        MANAGEMENT       12b-1          OTHER         ANNUAL
                                                                           FEES          FEES         EXPENSES       EXPENSES
MFS(R)
      Investors Growth Stock Series - Service Class                         .75%          .25%           .13%        1.13%(10),(11)
      New Discovery Series - Service Class                                  .90           .25            .14         1.29(10),(11)
      Total Return Series - Service Class                                   .75           .25            .09         1.09(10)
      Utilities Series - Service Class                                      .75           .25            .17         1.17(10),(11)
Oppenheimer Variable Account Funds
      Capital Appreciation Fund/VA, Service Shares                          .65           .25            .04          .94(12)
      Global Securities Fund/VA, Service Shares                             .63           .25            .05          .93(12)
      High Income Fund/VA, Service Shares                                   .73           .25            .06         1.04(12)
      Main Street Small Cap Fund/VA, Service Shares                         .75           .25            .23         1.23(12)
      Strategic Bond Fund/VA, Service Shares                                .72           .25            .05         1.02(12)
Putnam Variable Trust
      Putnam VT Growth and Income Fund - Class IB Shares                    .48           .25            .05          .78(12)
      Putnam VT International Equity Fund - Class IB Shares                 .76           .25            .18         1.19(12)
      Putnam VT Research Fund - Class IB Shares                             .65           .25            .14         1.04(12)
      Putnam VT Vista Fund - Class IB Shares                                .65           .25            .11         1.01(12)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contract and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31. 2003.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003. From Dec. 1, 2003 through Dec. 31, 2003 AllianceBernstein VP Premier Growth Portfolio (Class B) had a voluntary waiver. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.99%, 0.05% and 1.29%.
(5) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(6) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.
(7)  The Fund administration fee is paid indirectly through the management fee.
(8) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2, (0.02%) and 0.99% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.04%) and 1.12% for FTVIPT Templeton Foreign Securities Fund - Class 2.
(10) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.12% for Investors Growth Stock Series, 1.28% for New Discovery Series and 1.16% for Utilities Series.
(12) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS    5 YEARS   10 YEARS      1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule    $1,227.84   $1,992.79  $2,770.27  $4,419.99     $427.84  $1,292.79  $2,170.27  $4,419.99
Five-year withdrawal charge schedule      1,258.59    1,981.46   2,512.00   4,672.27      458.59   1,381.46   2,312.00   4,672.27

QUALIFIED ANNUITY                           1 YEAR     3 YEARS    5 YEARS   10 YEARS      1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule    $1,202.21   $1,918.47  $2,650.77  $4,203.79     $402.21  $1,218.47  $2,050.77  $4,203.79
Five-year withdrawal charge schedule      1,232.99    1,907.70   2,394.16   4,462.83      432.99   1,307.70   2,194.16   4,462.83


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS    5 YEARS   10 YEARS      1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule    $  996.19   $1,306.62  $1,642.37  $2,253.00     $196.19    $606.62  $1,042.37  $2,253.00
Five-year withdrawal charge schedule      1,026.94    1,299.56   1,398.36   2,569.51      226.94     699.56   1,198.36   2,569.51

QUALIFIED ANNUITY                           1 YEAR     3 YEARS    5 YEARS   10 YEARS      1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule    $  970.56   $1,228.72  $1,510.87  $1,982.00     $170.56    $528.72  $  910.87  $1,982.00
Five-year withdrawal charge schedule      1,001.31    1,222.15   1,268.50   2,306.40      201.31     622.15   1,068.50   2,306.40



* In these examples, the $40 contract administrative charge is approximated as a .024% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                     2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 1.06      $ 1.06      $ 1.03      $ 1.00
Accumulation unit value at end of period                                              $ 1.05      $ 1.06      $ 1.06      $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)                  813         697         554          53
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (0.59%) AND
(0.59%), RESPECTIVELY.

SUBACCOUNT UBND1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 1.04      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.08      $ 1.04          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  572          63          --          --

SUBACCOUNT UDEI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.78      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.10      $ 0.78          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  140          26          --          --

SUBACCOUNT UGRO1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.81      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 0.98      $ 0.81          --          --
Number of accumulation units outstanding at end of period (000 omitted)                   24          --          --          --

SUBACCOUNT UNDM1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.59      $ 0.76      $ 0.92      $ 1.00
Accumulation unit value at end of period                                              $ 0.72      $ 0.59      $ 0.76      $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)                  301          95          20          --

SUBACCOUNT USVA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.79      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.08      $ 0.79          --          --
Number of accumulation units outstanding at end of period (000 omitted)                   54          21          --          --

SUBACCOUNT USPF1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.61      $ 0.80      $ 0.92      $ 1.00
Accumulation unit value at end of period                                              $ 0.78      $ 0.61      $ 0.80      $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)                  748         360         112           7

SUBACCOUNT UFIF1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 1.17      $ 1.11      $ 1.06      $ 1.00
Accumulation unit value at end of period                                              $ 1.17      $ 1.17      $ 1.11      $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)                  849         645          30          --

SUBACCOUNT UABA1 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.76      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.00      $ 0.76          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  623         113          --          --

SUBACCOUNT UAAD1 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.75      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.00      $ 0.75          --          --
Number of accumulation units outstanding at end of period (000 omitted)                   62          30          --          --

SUBACCOUNT UAVA1 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.78      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 0.96      $ 0.78          --          --
Number of accumulation units outstanding at end of period (000 omitted)                   21           3          --          --



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                     2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UGIP1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.74      $ 0.97      $ 0.97      $ 1.00
Accumulation unit value at end of period                                              $ 0.97      $ 0.74      $ 0.97      $ 0.97
Number of accumulation units outstanding at end of period (000 omitted)                1,510       1,341         640          31

SUBACCOUNT UPRG1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.45      $ 0.65      $ 0.80      $ 1.00
Accumulation unit value at end of period                                              $ 0.55      $ 0.45      $ 0.65      $ 0.80
Number of accumulation units outstanding at end of period (000 omitted)                  893       1,003         741          47

SUBACCOUNT UTEC1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.30      $ 0.51      $ 0.69      $ 1.00
Accumulation unit value at end of period                                              $ 0.42      $ 0.30      $ 0.51      $ 0.69
Number of accumulation units outstanding at end of period (000 omitted)                  655         372         364          44

SUBACCOUNT UAGR1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B)) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.91      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.07      $ 0.91          --          --
Number of accumulation units outstanding at end of period (000 omitted)                   38           9          --          --

SUBACCOUNT UFCO1 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.86      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.10      $ 0.86          --          --
Number of accumulation units outstanding at end of period (000 omitted)                1,212         209          --          --

SUBACCOUNT UFGR1 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.75      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 0.98      $ 0.75          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  127          18          --          --

SUBACCOUNT UFMC1 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.85      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.16      $ 0.85          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  543          94          --          --

SUBACCOUNT UFOV1 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.75      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.07      $ 0.75          --          --
Number of accumulation units outstanding at end of period (000 omitted)                   53          23          --          --

SUBACCOUNT URES1 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.93      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.26      $ 0.93          --          --
Number of accumulation units outstanding at end of period (000 omitted)                   68          14          --          --

SUBACCOUNT USMC1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.53      $ 0.75      $ 0.90      $ 1.00
Accumulation unit value at end of period                                              $ 0.72      $ 0.53      $ 0.75      $ 0.90
Number of accumulation units outstanding at end of period (000 omitted)                  712         656         312          52

SUBACCOUNT UVAS1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.80      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.05      $ 0.80          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  169          24          --          --

SUBACCOUNT UMSS1 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 1.01      $ 1.16      $ 1.09      $ 1.00
Accumulation unit value at end of period                                              $ 1.25      $ 1.01      $ 1.16      $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)                2,566         753          61          21

SUBACCOUNT UINT1 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.68      $ 0.85      $ 1.02      $ 1.00
Accumulation unit value at end of period                                              $ 0.89      $ 0.68      $ 0.85      $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                  734         513         324          22

SUBACCOUNT UGRS1 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.50      $ 0.71      $ 0.95      $ 1.00
Accumulation unit value at end of period                                              $ 0.61      $ 0.50      $ 0.71      $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)                  515         421         326           3


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                     2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UNDS1 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.64      $ 0.95      $ 1.01      $ 1.00
Accumulation unit value at end of period                                              $ 0.84      $ 0.64      $ 0.95      $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)                  388         165         115          27

SUBACCOUNT UTRS1 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 1.04      $ 1.10      $ 1.12      $ 1.00
Accumulation unit value at end of period                                              $ 1.19      $ 1.04      $ 1.10      $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)                2,457       1,585         792          45

SUBACCOUNT USUT1 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.87      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.17      $ 0.87          --          --
Number of accumulation units outstanding at end of period (000 omitted)                   40          --          --          --

SUBACCOUNT UOCA1 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.78      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.01      $ 0.78          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  130           9          --          --

SUBACCOUNT UOGS1 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.77      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.09      $ 0.77          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  154          25          --          --

SUBACCOUNT UOHI1 (INVESTING IN SHARES OF OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.96      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.18      $ 0.96          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  301          18          --          --

SUBACCOUNT UOSM1 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.79      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.13      $ 0.79          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  121          33          --          --

SUBACCOUNT USTB1 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 1.04      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.20      $ 1.04          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  995          38          --          --

SUBACCOUNT UGIN1 (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.79      $ 0.99      $ 1.07      $ 1.00
Accumulation unit value at end of period                                              $ 1.00      $ 0.79      $ 0.99      $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                  530         379         287          --

SUBACCOUNT UIGR1 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.80      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.01      $ 0.80          --          --
Number of accumulation units outstanding at end of period (000 omitted)                  178          33          --          --

SUBACCOUNT UPRE1 (INVESTING IN SHARES OF PUTNAM VT RESEARCH FUND - CLASS IB SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                        $ 0.81      $ 1.00          --          --
Accumulation unit value at end of period                                              $ 1.00      $ 0.81          --          --
Number of accumulation units outstanding at end of period (000 omitted)                    4           1          --          --

SUBACCOUNT UVIS1 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                        $ 0.42      $ 0.60      $ 0.92      $ 1.00
Accumulation unit value at end of period                                              $ 0.55      $ 0.42      $ 0.60      $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)                  233         163         265          35


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                                                         2003
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                       55
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (1.41%) AND
(1.40%), RESPECTIVELY

SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                       63

SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                        9

SUBACCOUNT UGRO8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                       37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                        3

SUBACCOUNT USPF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                       22

SUBACCOUNT UFIF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                      234

SUBACCOUNT UABA8 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                       27

SUBACCOUNT UAAD8 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                        1

SUBACCOUNT UAVA8 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UGIP8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                       47

SUBACCOUNT UPRG8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                                                        3



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                         2003
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UTEC8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                        9

SUBACCOUNT UAGR8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UFCO8 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                      205

SUBACCOUNT UFGR8 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                        5

SUBACCOUNT UFMC8 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.38
Number of accumulation units outstanding at end of period (000 omitted)                                                      143

SUBACCOUNT UFOV8 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                        5

SUBACCOUNT URES8 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT USMC8 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                                                        5

SUBACCOUNT UVAS8 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                                                       50

SUBACCOUNT UMSS8 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                      349

SUBACCOUNT UINT8 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                       44

SUBACCOUNT UGRS8 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                        2

SUBACCOUNT UNDS8 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UTRS8 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                      240


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                         2003
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT USUT8 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                       12

SUBACCOUNT UOCA8 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                       59

SUBACCOUNT UOGS8 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                        4

SUBACCOUNT UOHI8 (INVESTING IN SHARES OF OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                       21

SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                       29

SUBACCOUNT USTB8 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                      141

SUBACCOUNT UGIN8 (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.29
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UIGR8 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                       41

SUBACCOUNT UPRE8 (INVESTING IN SHARES OF PUTNAM VT RESEARCH FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

SUBACCOUNT UVIS8 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                            $ 1.00
Accumulation unit value at end of period                                                                                  $ 1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                       --

FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or our affiliates and the selling firms who distribute this contract.

Purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including but not limited to 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

You may allocate payments to any or all of the subaccounts of the variable account that invest in shares of the following funds:



FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                            INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -   Maximum current income consistent with liquidity and          American Express Financial
Cash Management Fund          stability of principal. Invests primarily in money            Corporation (AEFC)
                              market instruments, such as marketable debt
                              obligations issued by the U.S. government or its
                              agencies, bank certificates of deposit, bankers'
                              acceptances, letters of credit, and commercial
                              paper, including asset-backed commercial paper.

AXP(R) Variable Portfolio -   High level of current income while attempting to              AEFC
Diversified Bond Fund         conserve the value of the investment and continuing a
                              high level of income for the longest period of
                              time. Under normal market conditions, the Fund
                              invests at least 80% of its net assets in bonds
                              and other debt obligations.

AXP(R) Variable Portfolio -   High level of current income and, as a secondary goal,        AEFC
Diversified Equity            steady growth of capital. Under normal market
Income Fund                   conditions, the Fund invests at least 80% of its net
                              assets in dividend-paying common and preferred stocks.

AXP(R) Variable Portfolio -   Long-term capital growth. Invests primarily in common         AEFC
Growth Fund                   stocks that appear to offer growth opportunities.

AXP(R) Variable Portfolio -   Long-term growth of capital. Invests primarily in             AEFC
NEW DIMENSIONS FUND(R)        common stocks showing potential for significant growth.

AXP(R) Variable Portfolio -   Long-term capital appreciation. Non-diversified mutual        AEFC, adviser; Goldman Sachs
Partners Small Cap Value      fund that invests primarily in equity securities. Under       Asset Management, L.P., Royce &
Fund                          normal market conditions, at least 80% of its net             Associates, LLC, Donald Smith &
                              assets will be invested in companies with market              Co., Inc., Franklin Portfolio
                              capitalization of less than $2 billion, which also            Associates LLC and Barrow,
                              includes micro capitalization companies with market           Hanley, Mewhinney & Strauss,
                              capitalization of less than $400 million, at the time         Inc., subadvisers.
                              of investment.

AXP(R) Variable Portfolio -   Long-term capital appreciation. Non-diversified mutual        AEFC
S&P 500 Index Fund            fund that invests primarily in securities of
                              large-capitalization stocks of U.S. companies that are
                              expected to provide investment results that correspond
                              to the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio -   A high level of current income and safety of principal        AEFC
Short Duration U.S.           consistent with an investment in U.S. government and
Government Fund               government agency securities. Under normal market
                              conditions, at least 80% of the Fund's net assets are
                              invested in securities issued or guaranteed as to
                              principal and interest by the U.S. government, its
                              agencies or instrumentalities.

AIM V.I. Basic Value          Long-term growth of capital. Invests at least 65% of          A I M Advisors, Inc.
Fund, Series II Shares        its total assets in equity securities of U.S. issuers
                              that have market capitalizations of greater than
                              $500 million and are believed to be undervalued in
                              relation to long-term earning power or other
                              factors. The fund may invest 25% of its assets in
                              foreign securities.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                            INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital              Long-term growth of capital. Invests primarily in             A I M Advisors, Inc.
Development Fund,  Series     securities (including common stocks, convertible
II Shares                     securities and bonds)  of small- and medium-sized
                              companies. The Fund may invest up to 25% of its assets
                              in foreign securities.

AIM V.I. Premier Equity       Long-term growth of capital with income as a secondary        A I M Advisors, Inc.
Fund, Series II Shares        objective. Invests normally at least 80% of its net
                              assets, plus the amount of any borrowings for
                              investment purposes, in equity securities
                              including convertible securities. The fund also
                              may invest in preferred stocks and debt
                              instruments that have prospects for growth of
                              capital. The Fund may invest up to 25% of its
                              assets in foreign securities.

AllianceBernstein VP          Reasonable current income and reasonable appreciation.        Alliance Capital Management L.P.
Growth and Income             Invests primarily in dividend-paying common stocks of
Portfolio (Class B)           good quality.

AllianceBernstein VP          Long-term growth of capital by pursuing aggressive            Alliance Capital Management L.P.
Premier Growth Portfolio      investment policies. Invests primarily in equity
(Class B)                     securities of a limited number of large, carefully
                              selected, high-quality U.S. companies that are judged
                              likely to achieve superior earnings growth.

AllianceBernstein VP          Growth of capital. Current income is only an incidental       Alliance Capital Management L.P.
Technology Portfolio          consideration. Invests primarily in securities of
(Class B)                     companies expected to benefit from technological
                              advances and improvements.

AllianceBernstein VP          Achieve a high return through a combination of current        Alliance Capital Management L.P.
Total Return Portfolio        income and capital appreciation. Invests primarily in
(Class B)                     U.S. government and agency obligations, bonds,
                              fixed-income senior securities (including
                              short-and long-term debt securities and preferred
                              stocks to the extent their value is attributable
                              to their fixed-income characteristics), and common
                              stocks.

Fidelity(R) VIP Contrafund(R) Seeks long-term capital appreciation. Normally invests        Fidelity Management & Research
Portfolio Service Class 2     primarily in common stocks. Invests in securities of          Company (FMR), investment
                              companies whose value it believes is not fully                manager; FMR U.K. and FMR Far
                              recognized by the public. Invests in either "growth"          East,  sub-investment advisers.
                              stocks or "value" stocks or both.  The fund invests in
                              domestic and foreign issuers.

Fidelity(R) VIP Growth        Seeks to achieve capital appreciation. Normally invests       FMR, investment manager; FMR
Portfolio Service Class 2     primarily in common stocks. Invests in companies that         U.K., FMR Far East,
                              it believes have above-average growth potential (stocks       sub-investment advisers.
                              of these companies are often called "growth" stocks).
                              The Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap       Seeks long-term growth of capital. Normally invests           FMR, investment manager; FMR
Portfolio Service Class 2     primarily in common stocks. Normally invests at least         U.K., FMR Far East,
                              80% of assets in securities of companies with medium          sub-investment advisers.
                              market capitalizations. May invest in companies with
                              smaller or larger market capitalizations. Invests in
                              domestic and foreign issuers.  The Fund invests in
                              growth or value common stocks.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                            INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas      Seeks long-term growth of capital. Normally invests           FMR, investment manager; FMR
Portfolio Service Class 2     primarily in common stocks of foreign securities.             U.K., FMR Far East, Fidelity
                              Normally invests at least 80% of assets in non-U.S.           International Investment
                              securities.                                                   Advisors (FIIA) and FIIA U.K.,
                                                                                            sub-investment advisers.

FTVIPT Franklin Real          Seeks capital appreciation, with current income as a          Franklin Advisers, Inc.
Estate Fund - Class 2         secondary goal. The Fund normally invests at least 80%
                              of its net assets in investments of companies
                              operating in the real estate sector. The Fund
                              invests primarily in real estate investment
                              trusts, with generally medium to small market
                              capitalizations, and in companies that derive at
                              least half of their assets or revenues from the
                              ownership, construction, management, or sale of
                              residential, commercial or industrial real estate.

FTVIPT Franklin Small Cap     Seeks long-term capital growth. The Fund normally             Franklin Advisers, Inc.
Fund - Class 2                invests at least 80% of its net assets in investments
                              of small capitalization companies. For this Fund,
                              small-cap companies are those with market
                              capitalization values not exceeding (i) $1.5 billion or
                               (ii) the highest market capitalization value in
                              the Russell 2000(R) Index, whichever is greater,
                              at the time of purchase.

FTVIPT Franklin Small Cap     Seeks long-term total return. The Fund normally               Franklin Advisory Services, LLC
Value Securities Fund -       invests at least 80% of its net assets in investments of
Class 2                       small capitalization companies. For this Fund, small-cap
                              companies are those with market cap values not
                              exceeding $2.5 billion, at the time of purchase.
                              The Fund invests in small companies that the
                              Fund's manager believes are undervalued.

FTVIPT Mutual Shares          Seeks capital appreciation, with income as a secondary        Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests mainly in U.S. equity
                              securities that the Fund's manager believes are
                              available at market prices less than their value
                              based on certain recognized or objective criteria,
                              including undervalued stocks, merger/risk
                              arbitrage securities and distressed companies.

FTVIPT Templeton Foreign      Seeks long-term capital growth. The Fund normally             Templeton Investment Counsel,
Securities Fund - Class 2     invests at least 80% of its net assets in investments         LLC
                              of issuers located outside the U.S., including those in
                              emerging markets.

MFS(R) Investors Growth       Long-term growth of capital and future income. Invests        MFS Investment Management(R)
Stock Series - Service Class  at least 80% of its net assets in common stocks and related securities of companies which MFS(R) believes
                              offer better than average prospects for long-term
                              growth.

MFS(R) New Discovery Series   Capital appreciation. Invests in at least 65% of its          MFS Investment Management(R)
- Service Class               net assets in equity securities of emerging growth
                              companies.

MFS(R) Total Return Series    Above-average income consistent with the prudent              MFS Investment Management(R)
- Service Class               employment of capital, with growth of capital and
                              income as a secondary objective. Invests primarily in a
                              combination of equity and fixed income securities.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                            INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -     Capital growth and current income. Invests primarily in       MFS Investment Management(R)
Service Class                 equity and debt securities of domestic and foreign
                              companies in the utilities industry.

Oppenheimer Capital           Capital appreciation. Invests in securities of                OppenheimerFunds, Inc.
Appreciation Fund/VA,         well-known, established companies.
Service Shares

Oppenheimer Global            Long-term capital appreciation. Invests mainly in             OppenheimerFunds, Inc.
Securities Fund/VA,           common stocks of U.S. and foreign issuers that are
Service Shares                "growth-type" companies, cyclical industries and
                              special situations that are considered to have
                              appreciation possibilities.

Oppenheimer High Income       High level of current income. Invests in high-yield           OppenheimerFunds, Inc.
Fund/VA, Service Shares       fixed-income securities.

Oppenheimer Main Street       Seeks capital appreciation. Invests mainly in common          OppenheimerFunds, Inc.
Small Cap Fund/VA,            stocks of small-capitalization U.S. companies that the
Service Shares                fund's investment manager believes have favorable
                              business trends or prospects.

Oppenheimer Strategic         High level of current income principally derived from         OppenheimerFunds, Inc.
Bond Fund/VA, Service         interest on debt securities. Invests mainly in three
Shares                        market sectors:  debt securities of foreign governments
                              and companies,  U.S. government securities and
                              lower-rated high yield securities of U.S. and foreign
                              companies.

Putnam VT Growth and          Capital growth and current income. The fund pursues its       Putnam Investment Management,
Income Fund - Class IB        goal by investing mainly in common stocks of U.S.             LLC
Shares                        companies with a focus on value stocks that offer the
                              potential for capital growth, current income or both.

Putnam VT International       Capital appreciation. The fund pursues its goal by            Putnam Investment Management,
Equity Fund - Class IB        investing mainly in common stocks of companies outside        LLC
Shares                        the United States that Putnam Management believes have
                              favorable investment potential. Under normal
                              circumstances, the fund invests at least 80% of
                              the fund's net assets in equity investments.

Putnam VT Research Fund -     Capital appreciation. The Fund pursues its goal by            Putnam Investment Management,
Class IB Shares               investing mainly in common stocks of U.S. companies           LLC
                              that Putnam Management thinks have the greatest
                              potential for capital appreciation, with stock
                              prices that reflect a value lower than that we
                              place on the company, or whose earnings we believe
                              are likely to grow over time.

Putnam VT Vista Fund -        Capital appreciation. The fund pursues its goal by            Putnam Investment Management,
Class IB Shares               investing mainly in common stocks of U.S. companies           LLC
                              with a focus on growth stocks.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


                IF YOUR GPA RATE IS:                           THE MVA IS:
          Less than the new GPA rate + 0.10%                    Negative
          Equal to the new GPA rate + 0.10%                     Zero
          Greater than the new GPA rate + 0.10%                 Positive


GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.
- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.
- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(    1 + i   )(TO THE POWER OF n/12) - 1] = MVA
                               ------------
                               1 + j + .001

   Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.
          j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
          n = number of months remaining in the current Guarantee Period
              (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(        1.030        ) (TO THE POWER OF 84/12) - 1] = -$39.84
              ---------------------
                 1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(        1.030        ) (TO THE POWER OF 84/12) - 1] = $27.61
              ---------------------
                 1 + .025 + .001

In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

BUYING YOUR CONTRACT


Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

When you apply, you may select (if available):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-  how you want to make purchase payments;

-  the optional MAV death benefit(2);

-  the optional EDB(2);

-  the optional GMIB -  MAV rider(3);

-  the optional GMIB -  6% Rising Floor rider(3);

-  the optional PCR(3);

-  the optional Benefit Protector Death Benefit(4);

-  the optional Benefit Protector Plus Death Benefit(4);

-  the length of the withdrawal charge schedule (5 or 7 years)(5); and

-  a beneficiary.


(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(3) If you select the PCR, you cannot add a GMIB rider. Available if the annuitant is 75 or younger at contract issue. Not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:



FOR CONTRACTS WITH APPLICATIONS                     No restrictions on the amount of purchase payments allocated to
SIGNED PRIOR TO JUNE 16, 2003:                      the GPAs or the one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS                     The amount of any purchase payment allocated to the GPAs and the
SIGNED ON OR AFTER JUNE 16 THROUGH DEC. 4, 2003:    one-year fixed account in total cannot exceed 30% of the purchase payment.

                                                    This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are
                                                    participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS                     In certain states where we offer GPAs that do not require payment
SIGNED ON OR AFTER DEC. 5, 2003:                    of a statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit.
                                                    Please consult your sales representative to see if these
                                                    restrictions apply in your state. In all other states, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the
                                                    purchase payment. We reserve the right to further limit
                                                    purchase payment allocations to the fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

                                                    In all states, the 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.



There are no restrictions on allocations of purchase payments to the subaccounts.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

If your application is complete, we will process it and apply your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distribution by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

For contracts issued in Alabama and Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:

      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:

      $5,000 initial payment for contracts issued in South Carolina, Texas and
       Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.


MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

      $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY-- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS


You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")


(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY-- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                   QUALIFIED  ANNUITIES      NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                         0.85%                      1.10%
MAV death benefit(1),(2)                                  1.05                       1.30
EDB(1)                                                    1.15                       1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                         1.15                       1.40
MAV death benefit(1),(2)                                  1.35                       1.60
EDB(1)                                                    1.45                       1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.
(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

            GMIB - MAV                         0.55% X (CV + ST - FAV)
            GMIB - 6% RISING FLOOR             0.75% X (CV + ST - FAV)

      CV  = contract value on the contract anniversary
      ST  = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary. FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.


EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


-  The GMIB fee for:

            GMIB - MAV is 0.55%; and
            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

   Contract value on the contract anniversary:                                   $73,250
   plus transfers from the subaccounts to the one-year fixed account
   in the six months before the contract anniversary:                            +15,000
   minus the value of the one-year fixed account on the contract anniversary:    -15,250
                                                                                 -------
                                                                                 $73,000

The GMIB fee charged to you:

   GMIB - MAV                     (0.55% X $73,000) =                            $401.50
   GMIB - 6% RISING FLOOR         (0.75% X $73,000) =                            $547.50

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 7%. The withdrawal charge percentage for that payment during the seventh year after it is made is 2%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

   (a) is 10% of your prior anniversary's contract value, and

   (b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                     (ACV - XSF)
      PPW  =  XSF +  ----------- X (PPNPW - XSF)
                     (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.



                     SEVEN-YEAR SCHEDULE                           FIVE-YEAR SCHEDULE(1)
         YEARS FROM PURCHASE     WITHDRAWAL CHARGE      YEARS FROM PURCHASE     WITHDRAWAL CHARGE
           PAYMENT RECEIPT          PERCENTAGE            PAYMENT RECEIPT          PERCENTAGE
                 1                      8%                      1                      8%
                 2                      8                       2                      7
                 3                      7                       3                      6
                 4                      7                       4                      4
                 5                      6                       5                      2
                 6                      5                       Thereafter             0
                 7                      3
                 Thereafter             0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:


- The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and


-  We received these payments


   - $10,000 Jan. 1, 2004;

   - $8,000 Feb. 28, 2011;

   - $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-  The prior anniversary Jan. 1, 2013 contract value was $38,488.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE     EXPLANATION
    $  0              $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
       0              $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
       0              $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
     560              $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
     420              $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
   -----
    $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL CHARGE     EXPLANATION
    $  0              $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
       0              $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
       0              $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
     320              $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
     360              $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
   ------
    $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period;* and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the GMIB

 - MAV (if applicable);

-  minus any prorated portion of the GMIB - 6% Rising Floor (if applicable);

-  minus any prorated portion of the PCR fee (if applicable);

-  minus any prorated portion of the Benefit Protector fee (if applicable); and

-  minus any prorated portion of the Benefit Protector Plus fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;


and a deduction of:


-  a prorated portion of the contract administrative charge;

-  a prorated portion of the GMIB -  MAV fee (if applicable);

-  a prorated portion of the GMIB -  6% Rising Floor fee (if applicable);

-  a prorated portion of the PCR fee (if applicable);

-  a prorated portion of the Benefit Protector fee (if applicable); and/or

-  a prorated portion of the Benefit Protector Plus fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                          NUMBER
                                                         AMOUNT       ACCUMULATION       OF UNITS
                                            MONTH       INVESTED       UNIT VALUE        PURCHASED
By investing an equal number
of dollars each month...                    Jan           $100            $20               5.00

                                            Feb            100             18               5.56

you automatically buy                       Mar            100             17               5.88
more units when the
per unit market price is low...     ---->   Apr            100             15               6.67

                                            May            100             16               6.25

                                            Jun            100             18               5.56

                                            Jul            100             17               5.88

and fewer units                             Aug            100             19               5.26
when the per unit
market price is high.               ---->   Sept           100             21               4.76

                                            Oct            100             20               5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


We may modify or suspend transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.


-  FOR CONTRACTS WITH APPLICATIONS                  It is our general policy to allow you to transfer contract
   SIGNED PRIOR TO JUNE 16, 2003:                   values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

-  FOR CONTRACTS WITH APPLICATIONS                  You may transfer contract values from the one-year fixed
   SIGNED ON OR AFTER JUNE 16 THROUGH               account to the subaccounts or GPAs once a year on or within 30
   DEC. 4, 2003:                                    days before or after the contract anniversary (except for
                                                    automated transfers, which can be set up at any time for
                                                    certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the
                                                    one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30%
                                                    of the contract value. Total transfers out of the GPAs and one-year fixed account in any contract year are limited to 30%
                                                    of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

-  FOR CONTRACTS WITH APPLICATIONS                  You may transfer contract values from the one-year fixed
   SIGNED ON OR AFTER DEC. 5, 2003:                 account to the subaccounts or GPAs once a year on or within 30 days before or after the contract anniversary (except for
                                                    automated transfers, which can be set up at any time for
                                                    certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed
                                                    account in total being greater than 30% of the contract value.
                                                    We reserve the right to further limit transfers to the fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed
                                                    account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.



   Transfers from the one-year fixed account are not subject to an MVA.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.


- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.


- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and we reserve the right to limit the number of subaccounts in which you may invest.


-  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your sales representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

   For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time: (800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:         Contract value or entire account balance
Withdrawals:       $25,000


We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.


WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   - the withdrawal amount includes a purchase payment check that has not cleared;

   - the NYSE is closed, except for normal holiday and weekend closings;

   - trading on the NYSE is restricted, according to SEC rules;

   - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   - the SEC permits us to delay payment for the protection of security holders.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   - you are at least age 59 1/2;

   - you are disabled as defined in the Code;

   - you severed employment with the employer who purchased the contract; or

   - the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. (See "Optional Benefits.")

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY-- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

-  Return of Purchase Payments death benefit (ROP);

-  Maximum Anniversary Value death benefit (MAV); and

-  Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.
                                                                   PW X DB
   ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                      CV

      PW = the partial withdrawal including any applicable MVA or withdrawal charge.
      DB = the death benefit on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

-  On Jan. 1, 2005 you make an additional purchase payment of $5,000.

- On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

-  On March 1, 2006 the contract value grows to $23,000.

   We calculate the ROP death benefit on March 1, 2006 as follows:



      Contract value at death:                                                   $23,000.00
                                                                                ===========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000 =                                                       -1,704.55
         ----------------                                                       -----------
              $22,000

         for a death benefit of:                                                 $23,295.45
                                                                                ===========
      ROP death benefit, calculated as the greatest of these two values:         $23,295.45



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

   We calculate the MAV death benefit on March 1, 2005 as follows:



      Contract value at death:                                                   $20,500.00
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                $20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 x $20,000  =                                                      -1,363.64
         ----------------                                                        ----------
              $22,000

         for a death benefit of:                                                 $18,636.36
                                                                                 ==========
      The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
         Greatest of your contract anniversary contract values:                  $24,000.00
         plus purchase payments made since that anniversary:                          +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 x $24,000  =                                                      -1,636.36
         ----------------                                                        ----------
              $22,000

      for a death benefit of:                                                    $22,363.64
                                                                                 ==========
   The MAV death benefit, calculated as the greatest of these
   three values, which is the MAV:                                               $22,363.64



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.


5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%,

-  plus any subsequent amounts allocated to the subaccounts,

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


                                                               PWT X VAF
   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                  SV

      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge for contract Option L) from the subaccounts.
      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.
       SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.

- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2005 is calculated as follows:


      Contract value at death:                                                   $22,800.00
                                                                                 ==========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $25,000  =                                                      -1,543.21
         ----------------                                                        ----------
              $24,300

         for a return of purchase payments death benefit of:                     $23,456.79
                                                                                 ==========


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                       $25,000.00
         plus purchase payments made since that anniversary:                          +0.00
         minus adjusted partial withdrawals made since that
         anniversary, calculated as:
         $1,500 x $25,000  =                                                      -1,543.21
         ----------------                                                        ----------
              $24,300
         for a MAV death benefit of:                                             $23,456.79
                                                                                 ==========
  The 5% rising floor:
         The variable account floor on Jan. 1, 2004,
         calculated as: 1.05 x $20,000 =                                         $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:            +0.00
         minus the 5% rising floor adjusted partial withdrawal
         from the subaccounts, calculated as:
         $1,500 x $21,000  =                                                     -$1,657.89
         ----------------                                                        ----------
              $19,000
         variable account floor benefit:                                         $19,342.11
         plus the one-year fixed account value:                                   +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account
         and the variable account floor):                                        $24,642.11
                                                                                 ==========
  EDB, calculated as the greatest of these
  three values, which is the 5% rising floor:                                    $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and the Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

-  you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.


The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.


In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider to the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

-  GMIB - Maximum Anniversary Value (MAV); or

-  GMIB - 6 % Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB
- MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

PMT X CVG
---------
  ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.
      CVG = current contract value at the time you exercise the GMIB - MAV.
      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

   - Plan A - Life Annuity - no refund

   - Plan B - Life Annuity with ten years certain

   - Plan D - Joint and last survivor life annuity - no refund

-  You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

P SUB(t-1) (1 + i)
------------------  =  P SUB (t)
      1.05

      P SUB(t-1) = prior annuity payout
      P SUB(t)   = current annuity payout
      i          = annualized subaccount performance


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.


TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

-  The GMIB - MAV will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                          GMIB
ANNIVERSARY                         CONTRACT VALUE      PURCHASE PAYMENTS         MAV         BENEFIT BASE
  1                                   $107,000             $101,000            $107,000
  2                                    125,000              101,000             125,000
  3                                    132,000              101,000             132,000
  4                                    150,000              101,000             150,000
  5                                     85,000              101,000             150,000
  6                                    120,000              101,000             150,000
  7                                    138,000              101,000             150,000          $150,000
  8                                    152,000              101,000             152,000           152,000
  9                                    139,000              101,000             152,000           152,000
 10                                    126,000              101,000             152,000           152,000
 11                                    138,000              101,000             152,000           152,000
 12                                    147,000              101,000             152,000           152,000
 13                                    163,000              101,000             163,000           163,000
 14                                    159,000              101,000             163,000           163,000
 15                                    215,000              101,000             215,000           215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                                    MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                        PLAN A -              PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                            GMIB                  LIFE ANNUITY--      LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                        BENEFIT BASE                NO REFUND         TEN YEARS CERTAIN     ANNUITY-- NO REFUND
10                           $152,000 (MAV)                    $  784.32             $  763.04                $627.76
15                            215,000 (Contract Value = MAV)    1,268.50              1,210.45                 982.55


The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                        PLAN A -               PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                                  LIFE ANNUITY --     LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                CONTRACT VALUE                      NO REFUND         TEN YEARS CERTAIN     ANNUITY -- NO REFUND
10                         $  126,000                          $  650.16             $  632.52                $520.38
15                            215,000                           1,268.50              1,210.45                 982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% variable account rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

-  the initial purchase payments allocated to the subaccounts increased by 6%,

-  plus any subsequent amounts allocated to the subaccounts, and

-  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

-  subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

   PMT X CVG
   ---------
      ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
      CVG = current contract value at the time you exercise the GMIB.
      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

   PMT X (1.06) (TO THE POWER OF CY)

      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

   - Plan A - Life Annuity - no refund

   - Plan B - Life Annuity with ten years certain

   - Plan D - Joint and last survivor life annuity - no refund

-  You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

  P SUB(t-1) (1 + i)
  ------------------ =  P (SUB t)
         1.05

      P (SUB t-1) = prior annuity payout
      P (SUB t)   = current annuity payout
      i           = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

-  The GMIB - 6% Rising Floor will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                        GMIB
ANNIVERSARY                   CONTRACT VALUE      PURCHASE PAYMENTS    6% RISING FLOOR      BENEFIT BASE
  1                              $107,000             $100,000            $106,000
  2                               125,000              100,000             112,360
  3                               132,000              100,000             119,102
  4                               150,000              100,000             126,248
  5                                85,000              100,000             133,823
  6                               120,000              100,000             141,852
  7                               138,000              100,000             150,363             $150,363
  8                               152,000              100,000             159,388              159,388
  9                               139,000              100,000             168,948              168,948
 10                               126,000              100,000             179,085              179,085
 11                               138,000              100,000             189,830              189,830
 12                               147,000              100,000             201,220              201,220
 13                               215,000              100,000             213,293              215,000
 14                               234,000              100,000             226,090              234,000
 15                               240,000              100,000             239,655              240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                                       MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                           PLAN A -             PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                             GMIB                    LIFE ANNUITY--     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                         BENEFIT BASE                  NO REFUND        TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                              $179,085 (6% Rising Floor)       $  872.14           $   850.65            $  691.27
 15                               240,000 (Contract Value)         1,346.40             1,286.40             1,034.40



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                        PLAN A -             PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                               CONTRACT           LIFE ANNUITY --    LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                 VALUE              NO REFUND        TEN YEARS CERTAIN     ANNUITY -- NO REFUND
 10                                      $126,000               $  650.16           $  632.52               $  520.38
 15                                       240,000                1,416.00            1,351.20                1,096.80


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                 PW X TV
   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  -------
                                                   CV

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      TV = the target value on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

   5% X (PP - PCRPW - PP5)

             PP = total purchase payments and purchase payment credits.

          PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix.

            PP5 = purchase payments and purchase payment credits made in the prior five years.

                  We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-  The PCR will terminate on the date:

   -- you make a full withdrawal from the contract,

   -- that a death benefit is payable, or

   -- you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract


-  There are no additional purchase payments and no partial withdrawals


-  On Jan. 1, 2014, the contract value is $200,000

- We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072) (TO THE POWER OF 10) = $101,000 x 2.00423 = $202,427.

   Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

   5% x (PP - TVPW - PP5) = 1.05 x ($101,000 - 0 - 0) = $5,050.

   After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

- On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:


-  the applicable death benefit,


- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   MAV death benefit (contract value):                                          $110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
      previously withdrawn):
      0.40 x ($110,000 - $100,000) =                                              +4,000
                                                                                --------
   Total death benefit of:                                                      $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV death benefit (MAV):                                                     $110,000
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 x ($110,000 - $100,000) =                                              +4,000
                                                                                --------
   Total death benefit of:                                                      $114,000


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


   MAV death benefit (MAV adjusted for partial withdrawals):                     $57,619
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                                +1,048
                                                                                 -------
   Total death benefit of:                                                       $58,667


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:


   MAV death benefit (contract value):                                          $200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                       +55,000
                                                                                --------
   Total death benefit of:                                                      $255,000


- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:


   MAV death benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                $249,500
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                       +55,000
                                                                                --------
   Total death benefit of:                                                      $304,500


- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:


   MAV death benefit (contract value):                                          $250,000
   plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 x ($250,000 - $105,000) =                                             +58,000
                                                                                --------
   Total death benefit of:                                                      $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                  0%                                                      0%
Three and Four                              10%                                                   3.75%
Five or more                                20%                                                    7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


-  the applicable death benefit (see "Benefits in Case of Death"), plus:


                              IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...       OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                           Zero                                              Zero

Two                           40% x earnings at death (see above)               15% x earnings at death

Three and Four                40% x (earnings at death + 25% of                 15% x (earnings at death 25% of
                              initial purchase payment*)                        initial purchase payment*)

Five or more                  40% x (earnings at death + 50% of                 15% x (earnings at death + 50% of
                              initial purchase payment*)                        initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2003 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:


      MAV death benefit (contract value):                                       $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 x ($110,000 - $100,000) =                                              +4,000
                                                                                --------
   Total death benefit of:                                                      $114,000


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


      MAV death benefit (MAV):                                                  $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 x ($110,000 - $100,000) =                                              +4,000
      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 x $100,000 =                            +10,000
                                                                                --------
   Total death benefit of:                                                      $124,000


- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


      MAV death benefit (MAV adjusted for partial withdrawals):                  $57,619
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 x ($57,619 - $55,000) =                                                +1,048
      plus 10% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.10 x $55,000 =                        +5,500
                                                                                 -------
   Total death benefit of:                                                       $64,167


- On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


      MAV death benefit (contract value):                                       $200,000
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of 100%
      of purchase payments not previously withdrawn
      that are one or more years old                                             +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 x $55,000 =              +11,000
                                                                                --------
   Total death benefit of:                                                      $266,000


- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:


      MAV death benefit (contract value less any purchase payment credits
      added in the last 12 months):                                             $249,500
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                             +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 x $55,000 =              +11,000
                                                                                --------
   Total death benefit of:                                                      $315,500


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:


      MAV death benefit (contract value):                                       $250,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 x ($250,000 - $105,000) =                                             +58,000
      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 x $55,000 =                             +11,000
                                                                                --------
   Total death benefit of:                                                      $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.61% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


-  Because of your death,

-  Because you become disabled (as defined in the Code);


- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or


-  To pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, EDB, GMIB, BENEFIT PROTECTOR OR BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY-- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                                                    2003         2002          2001           2000         1999
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      $  372,194   $  292,067    $   271,718     $  299,759   $  322,746
Net gain (loss) on investments                                 25,105            3        (89,920)           469        6,565
Other                                                          21,318       18,906         16,245         12,248        8,338
TOTAL REVENUES                                             $  418,617   $  310,976    $   198,043     $  312,476   $  337,649
INCOME (LOSS) BEFORE INCOME TAXES                          $   56,704   $  (52,177)   $   (63,936)    $   38,452   $   50,662
NET INCOME (LOSS)                                          $   37,629   $  (33,690)   $   (41,728)    $   24,365   $   33,987
TOTAL ASSETS                                               $8,735,643   $8,026,730     $5,275,681     $4,652,221   $4,603,343



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS
                                       64
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Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in
2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS
                                       68
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American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Innovations(SM) Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts                        P. 3
Rating Agencies                                    P. 4
Principal Underwriter                              P. 4
Independent Auditors                               P. 4
Condensed Financial Information (Unaudited)        P. 4
Financial Statements                               P. 5

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

   RPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X RP
                                        -------
                                          CV

    PW = the partial withdrawal including any applicable withdrawal charge or
         MVA.
    CV = the contract value on the date of (but prior to) the partial withdrawal.
   RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

   EPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X EPA  X  EPA
                                        ---------
                                            CV       RPA

   PW  = the partial withdrawal including any applicable withdrawal charge or
         MVA.
   CV  = the contract value on the date of (but prior to) the partial withdrawal.
   EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.
   RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

-  Contract values before any partial withdrawals are shown below.

-  On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

-  On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.


NOTE: The shaded portion of the table indicates the five year exclusion period.


DATE                                                  TOTAL PURCHASE PAYMENTS                     CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------
Jan. 1, 2004                                               $100,000                                   $100,000
Jan. 1, 2005                                                100,000                                    110,000
Jan. 1, 2006                                                100,000                                    115,000
Jan. 1, 2007                                                100,000                                    120,000
Jan. 1, 2008                                                100,000                                    115,000
Jan. 1, 2009                                                100,000                                    120,000
Jan. 1, 2010                                                200,000                                    225,000
Jan. 1, 2011                                                200,000                                    230,000
Jan. 1, 2012                                                200,000                                    235,000
Jan. 1, 2013                                                200,000                                    230,000
Jan. 1, 2014                                                200,000                                    235,000


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

STEP ONE:

For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on Jan. 1, 2007:
      RPA before the partial withdrawal =                                       RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 X $100,000
      minus the RPA adjusted partial withdrawals for all                        ------------------   = $8,333
      previous partial withdrawals = $100,000 - 0 = $100,000                         $120,000

For the second partial withdrawal on Jan. 1, 2012:
      RPA before the partial withdrawal =                                       RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 X $191,667
      minus the RPA adjusted partial withdrawals for all                        ------------------   = $8,156
      previous partial withdrawals = $200,000 - $8,333 = $191,667                    $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:
      EPA before the partial withdrawal =                                       EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 X $100,000   $100,000
      AND the five-year exclusion period minus the                              ------------------ x --------  = $8,156
      EPA adjusted partial withdrawals for all previous                              $120,000        $100,000
      partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
      EPA before the partial withdrawal =                                       EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal              $10,000 X $91,844   $91,844
      AND the five-year exclusion period minus the                              ----------------- x --------  = $1,873
      EPA  adjusted partial withdrawals for all previous                             $235,000       $191,667
      partial withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,156 + $1,873 = $10,029



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS (R) LOGO]


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437
45273


45273 G (4/04)

PROSPECTUS

APRIL 30, 2004

AMERICAN EXPRESS

INNOVATIONS(SM) SELECT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474

           Telephone: (800) 333-3437
           (Home Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN
           ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


American Express(R) Variable Portfolio Funds

AIM Variable Insurance Funds, Series II Shares

AllianceBernstein Variable Products Series Fund, Inc. (Class B)

American Century(R) Variable Portfolios, Inc., Class II

Dreyfus Investment Portfolios, Service Share Class

Dreyfus Variable Investment Fund, Service Share Class Shares

Fidelity(R) Variable Insurance Products Service Class 2

Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

Goldman Sachs Variable Insurance Trust (VIT)

Liberty Variable Investment Trust, Class B

MFS(R) Variable Insurance Trust(SM) - Service Class

Oppenheimer Variable Account Funds, Service Shares

Putnam Variable Trust - Class IB Shares

The Universal Institutional Funds, Inc., Class II

Van Kampen Life Investment Trust Class II Shares

Wanger Advisors Trust


Please read the prospectuses carefully and keep them for future reference.


Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                   3
THE CONTRACT IN BRIEF                                                       5
EXPENSE SUMMARY                                                             7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                13
FINANCIAL STATEMENTS                                                       18
THE VARIABLE ACCOUNT AND THE FUNDS                                         19
GUARANTEE PERIOD ACCOUNTS (GPAs)                                           27
THE ONE-YEAR FIXED ACCOUNT                                                 29
BUYING YOUR CONTRACT                                                       29
CHARGES                                                                    32
VALUING YOUR INVESTMENT                                                    37
MAKING THE MOST OF YOUR CONTRACT                                           38
WITHDRAWALS                                                                42
TSA-- SPECIAL WITHDRAWAL PROVISIONS                                        43
CHANGING OWNERSHIP                                                         43
BENEFITS IN CASE OF DEATH                                                  44
OPTIONAL BENEFITS                                                          46
THE ANNUITY PAYOUT PERIOD                                                  56
TAXES                                                                      59
VOTING RIGHTS                                                              61
SUBSTITUTION OF INVESTMENTS                                                62
ABOUT THE SERVICE PROVIDERS                                                62
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                      64
ADDITIONAL INFORMATION                                                     71
EXPERTS                                                                    71
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION           72
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION               88
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                       90
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                92
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                  93
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                      95
APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER              98
APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                  100
APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER          105
APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER     107


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the separate variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Internal Revenue Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 19)

- the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 27)

- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 29)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 29)


MINIMUM INITIAL PURCHASE PAYMENT
  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for Systematic Investment Plans (SIPs)
  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For contracts issued in Alabama, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.

For contracts issued in Massachusetts, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 40)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 42)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 43)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 44)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 46)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 56)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 59)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                       SEVEN-YEAR SCHEDULE                         FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE      WITHDRAWAL CHARGE       YEARS FROM PURCHASE     WITHDRAWAL CHARGE
           PAYMENT RECEIPT           PERCENTAGE             PAYMENT RECEIPT          PERCENTAGE
                 1                       8%                       1                      8%
                 2                       8                        2                      7
                 3                       7                        3                      6
                 4                       7                        4                      4
                 5                       6                        5                      2
                 6                       5                        Thereafter             0
                 7                       3
                 Thereafter              0

* The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:              AND YOUR AIR IS 3.5%, THEN             AND YOUR AIR IS 5.0%, THEN
                                                YOUR DISCOUNT RATE PERCENT (%) IS:     YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                           6.00%                                  7.50%
 Five-year withdrawal charge schedule                            6.15%                                  7.65%

NONQUALIFIED
 Seven-year withdrawal charge schedule                           6.20%                                  6.35%
 Five-year withdrawal charge schedule                            7.70%                                  7.85%


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE(1), A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
                                                         EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP Death Benefit                                             1.00%                     0.15%                      1.15%
 MAV Death Benefit                                             1.20                      0.15                       1.35
 5% Accumulation Death Benefit                                 1.35                      0.15                       1.50
 Enhanced Death Benefit                                        1.40                      0.15                       1.55

 NONQUALIFIED ANNUITIES
 ROP Death Benefit                                             1.15                      0.15                       1.30
 MAV Death Benefit                                             1.35                      0.15                       1.50
 5% Accumulation Death Benefit                                 1.50                      0.15                       1.65
 Enhanced Death Benefit                                        1.55                      0.15                       1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP Death Benefit                                             1.20%                     0.15%                      1.35%
 MAV Death Benefit                                             1.40                      0.15                       1.55
 5% Accumulation Death Benefit                                 1.55                      0.15                       1.70
 Enhanced Death Benefit                                        1.60                      0.15                       1.75

 NONQUALIFIED ANNUITIES
 ROP Death Benefit                                             1.35                      0.15                       1.50
 MAV Death Benefit                                             1.55                      0.15                       1.70
 5% Accumulation Death Benefit                                 1.70                      0.15                       1.85
 Enhanced Death Benefit                                        1.75                      0.15                       1.90



(1) If both you and the annuitant are age 80 or older, the ROP Death Benefit will apply. If both you and the annuitant are age 79 or younger at contract issue you may select any one of the above death benefits in states where approved. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

OTHER ANNUAL EXPENSES



 ANNUAL CONTRACT ADMINISTRATIVE CHARGE(1)                                                                                $ 40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

 BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE(2)                                                0.25%*
 BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE(2)                                      0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

 GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(3)                                             MAXIMUM: 2.50%       CURRENT: 0.55%*
(As a percentage of contract value charged annually on the contract anniversary.)

 INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE(4)                                             MAXIMUM: 2.50%       CURRENT: 0.55%*
 INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE(4)                    MAXIMUM: 2.75%       CURRENT: 0.70%*
 INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE(4)  MAXIMUM: 3.00%       CURRENT: 0.75%*
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)



* This fee applies only if you elect this optional feature.


(1)  Some states limit any contract charge allocated to the fixed account.


(2) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.

(3) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(4) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

 MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                     MINIMUM             MAXIMUM
 Total expenses before contractual fee waivers and/or expense reimbursements           .64%               2.04%



 TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                GROSS TOTAL
                                                                         MANAGEMENT     12b-1        OTHER         ANNUAL
                                                                           FEES         FEES        EXPENSES      EXPENSES
AXP(R) Variable Portfolio
     Capital Resource Fund                                                   .64%       .13%          .08%        .85%(1)
     Cash Management Fund                                                    .51        .13           .06         .70(1)
     Diversified Bond Fund                                                   .60        .13           .08         .81(1)
     Diversified Equity Income Fund                                          .53        .13           .10         .76(1)
     Emerging Markets Fund                                                  1.13        .13           .78        2.04(2)
     Equity Select Fund                                                      .68        .13           .25        1.06(1)
     Growth Fund                                                             .65        .13           .21         .99(1)
     High Yield Bond Fund                                                    .62        .13           .08         .83(1)
     Income Opportunities Fund                                               .69        .13           .27        1.09(3)
     International Fund                                                      .84        .13           .09        1.06(1)
     Large Cap Value Fund                                                    .63        .13           .43        1.19(3)
     NEW DIMENSIONS FUND(R)                                                  .62        .13           .07         .82(1)
     Partners Select Value Fund                                              .81        .13           .46        1.40(3)
     Partners Small Cap Value Fund                                           .99        .13           .43        1.55(1)
     S&P 500 Index Fund                                                      .29        .13           .22         .64(2)
     Short Duration U.S. Government Fund                                     .61        .13           .08         .82(1)
AIM V.I.
     AIM V.I. Basic Value Fund, Series II Shares                             .73        .25           .31        1.29(4)
     AIM V.I. Capital Development Fund, Series II Shares                     .75        .25           .38        1.38(4)
     AIM V.I. Mid Cap Core Equity Fund, Series II Shares                     .73        .25           .34        1.32(4)
AllianceBernstein Variable Products Series Fund, Inc.
     AllianceBernstein VP Growth and Income Portfolio (Class B)              .63        .25           .03         .91(5)
     AllianceBernstein VP International Value Portfolio (Class B)           1.00        .25           .49        1.74(6)
     AllianceBernstein VP Total Return Portfolio (Class B)                   .63        .25           .17        1.05(5)
American Century(R) Variable Portfolios, Inc.
     VP Inflation Protection, Class II                                       .50        .25            --         .75(7),(8)
     VP International, Class II                                             1.23        .25           .01        1.49(7),(9)
     VP Ultra, Class II                                                      .90        .25           .01        1.16(7)
     VP Value, Class II                                                      .85        .25            --        1.10(7)
Dreyfus
     Investment Portfolios Midcap Stock Portfolio, Service Share Class       .75        .25           .06        1.06(10)
     Investment Portfolios Technology Growth Portfolio, Service
       Share Class                                                           .75        .25           .13        1.13(5)
     Variable Investment Fund Appreciation Portfolio, Service
       Share Class                                                           .75        .25           .05        1.05(5)
     Variable Investment Fund International Value Portfolio, Service
       Share Class                                                          1.00        .25           .49        1.74(10)


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                GROSS TOTAL
                                                                         MANAGEMENT     12b-1        OTHER         ANNUAL
                                                                            FEES        FEES        EXPENSES      EXPENSES
Fidelity(R) VIP
     Contrafund(R) Portfolio Service Class 2                                 .58%       .25%          .10%        .93%(11)
     Growth Portfolio Service Class 2                                        .58        .25           .09         .92(12)
     Investment Grade Bond Portfolio Service Class 2                         .43        .25           .11         .79(13)
     Mid Cap Portfolio Service Class 2                                       .58        .25           .12         .95(11)
     Overseas Portfolio Service Class 2                                      .73        .25           .18        1.16(11)
FTVIPT
     Franklin Income Securities Fund - Class 2                               .48        .25           .03         .76(14),(15)
     Franklin Rising Dividends Securities Fund - Class 2                     .74        .25           .03        1.02(14), (15),(16)
     Franklin Small Cap Fund - Class 2                                       .51        .25           .29        1.05(15),(16)
     Mutual Shares Securities Fund - Class 2                                 .60        .25           .20        1.05(15)
     Templeton Global Income Securities Fund - Class 2                       .63        .25           .13        1.01(14)
     Templeton Growth Securities Fund - Class 2                              .81        .25           .07        1.13(14),(15)
Goldman Sachs VIT
     Mid Cap Value Fund                                                      .80         --           .11         .91(17)
Liberty
     Colonial Small Cap Value Fund, Variable Series, Class B                 .80        .25           .41        1.46(18)
     Columbia High Yield Fund, Variable Series, Class B                      .60        .25           .31        1.16(19)
MFS(R)
     Investors Growth Stock Series - Service Class                           .75        .25           .13        1.13(20),(21)
     New Discovery Series - Service Class                                    .90        .25           .14        1.29(20),(21)
     Total Return Series - Service Class                                     .75        .25           .09        1.09(20)
     Utilities Series - Service Class                                        .75        .25           .17        1.17(20),(21)
Oppenheimer Variable Account Funds
     Capital Appreciation Fund/VA, Service Shares                            .65        .25           .04         .94(5)
     Global Securities Fund/VA, Service Shares                               .63        .25           .05         .93(5)
     Main Street Small Cap Fund/VA, Service Shares                           .75        .25           .23        1.23(5)
     Strategic Bond Fund/VA, Service Shares                                  .72        .25           .05        1.02(5)
Putnam Variable Trust
     Putnam VT Health Sciences Fund - Class IB Shares                        .70        .25           .14        1.09(5)
     Putnam VT International Equity Fund - Class IB Shares                   .76        .25           .18        1.19(5)
     Putnam VT Small Cap Value Fund - Class IB Shares                        .79        .25           .12        1.16(5)
     Putnam VT Vista Fund - Class IB Shares                                  .65        .25           .11        1.01(5)
Van Kampen
     Life Investment Trust Comstock Portfolio Class II Shares                .60        .25           .05         .90(5)
     UIF U.S. Real Estate Portfolio Class II Shares                          .80        .35           .31        1.46(22)
Wanger
     International Small Cap                                                1.22         --           .19        1.41(23)
     U.S. Smaller Companies                                                  .93         --           .05         .98(23)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contracts and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.

(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.75% for AXP(R) Variable Portfolio - Emerging Markets Fund, 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio
     - Large Cap Value Fund and 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund average daily net assets.

(4) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(5) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.

(6)  For all of 2003, AllianceBernstein VP International Value Portfolio (Class
     B) was capped at 1.45%. The cap will be removed effective on May 1, 2004. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.80%, 0.40% and 1.45%.

(7) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

(8) An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

(9) International investing involves special risks including political instability and currency fluctuations.

(10) The expenses are shown before portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended Dec. 31, 2003. After waiver of fees or reimbursements, expense will not exceed 1.00% for Dreyfus IP Midcap Stock Portfolio, Service Share Class and 1.40% for Dreyfus VIF International Value, Service Share Class. The adviser has agreed to continue this expense reimbursement until Dec. 31, 2004.

(11) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(12) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.

(13) Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(14) The Fund administration fee is paid indirectly through the management fee.

(15) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(16) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.01%) and 1.01% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and (0.04%) and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2.

(17) The adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT Mid Cap Value Fund exceed 0.25% of the Fund's average daily net assets. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.

(18) The Fund's distributor has voluntarily agreed to waive the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.00%. In addition, the Fund's advisor has voluntarily agreed to waive 0.11% of other expenses. If this waiver were reflected in the table, other expenses would be 0.30% and gross total annual expenses would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.

(19) Management fees have been restated to reflect the discontinuance of the administration fee for the Fund effective Nov. 1, 2003. The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.06%. In addition, the Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 0.04% and gross total annual expenses would be 0.70%. This arrangement may be modified or terminated by the advisor at any time.

(20) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(21) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.12% for Investors Growth Stock Series, 1.28% for New Discovery Series and 1.16% for Utilities Series.

(22) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended Dec. 31, 2003, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive 0.10% of the 12b-1 fee for class II shares. After such reductions, "Management fees," "Other expenses" and "Gross total annual expenses" respectively, for U.S. Real Estate Portfolio Class II were 0.79%, 0.25%, 0.31% and 1.35%.

(23) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual operating expenses exceed 2% of average daily net assets. This commitment expires on April 30, 2004.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS    5 YEARS    10 YEARS    1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule      $1,836.31  $3,877.30  $5,022.30  $10,493.93  $1,036.31  $3,177.30  $4,422.30  $10,493.93
Five-year withdrawal charge schedule        1,856.81   3,834.80   4,711.28   10,636.25   1,056.81   3,234.80   4,511.28   10,636.25

QUALIFIED ANNUITY                           1 YEAR     3 YEARS    5 YEARS    10 YEARS    1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule      $1,820.94  $3,834.02  $4,955.05  $10,385.09  $1,020.94  $3,134.02  $4,355.05  $10,385.09
Five-year withdrawal charge schedule        1,841.44   3,791.70   4,644.62   10,529.81   1,041.44   3,191.70   4,444.62   10,529.81



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS    5 YEARS    10 YEARS    1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule      $1,001.31  $1,322.15  $1,668.50  $ 2,306.40  $  201.31  $  622.15  $1,068.50  $ 2,306.40
Five-year withdrawal charge schedule        1,021.81   1,284.11   1,372.50    2,517.41     221.81     684.11   1,172.50    2,517.41

QUALIFIED ANNUITY                           1 YEAR     3 YEARS    5 YEARS    10 YEARS    1 YEAR     3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule      $  985.94  $1,275.51  $1,589.93  $ 2,145.39  $  185.94  $  575.51  $  989.93  $ 2,145.39
Five-year withdrawal charge schedule        1,006.44   1,237.66   1,294.58    2,359.54     206.44     637.66   1,094.58    2,359.54



* In these examples, the $40 contract administrative charge is estimated as a .024% charge. This estimate is based on administrative contract charges collected during the year under a similar class of contracts we no longer offer in states where the contracts described in this prospectus have been approved for sale but under which we continue to accept purchase payments. We divided the total amount of such charges by the total average net assets attributable to those contracts.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for some of the subaccounts because they are new and do not have any history. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                     2003      2002    2001      2000    1999
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT PCMG2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND) (11/11/1999)
Accumulation unit value at beginning of period                                         $  1.08  $  1.08  $  1.05  $  1.01  $  1.00
Accumulation unit value at end of period                                               $  1.07  $  1.08  $  1.08  $  1.05  $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                     72      161      284       --       --

SUBACCOUNT PBND2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (11/11/1999)
Accumulation unit value at beginning of period                                         $  1.17  $  1.12  $  1.05  $  1.01  $  1.00
Accumulation unit value at end of period                                               $  1.20  $  1.17  $  1.12  $  1.05  $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                     31       32       24       --       --

SUBACCOUNT PDEI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (11/11/1999)
Accumulation unit value at beginning of period                                         $  0.81  $  1.01  $  1.00  $  1.02  $  1.00
Accumulation unit value at end of period                                               $  1.13  $  0.81  $  1.01  $  1.00  $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                     25       25       26       --       --

SUBACCOUNT PEMK2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND) (10/23/2000)
Accumulation unit value at beginning of period                                         $  0.84  $  0.90  $  0.92  $  1.00       --
Accumulation unit value at end of period                                               $  1.17  $  0.84  $  0.90  $  0.92       --
Number of accumulation units outstanding at end of period (000 omitted)                     18       27       11       --       --

SUBACCOUNT PEXI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (11/11/1999)
Accumulation unit value at beginning of period                                         $  0.89  $  0.96  $  0.92  $  1.03  $  1.00
Accumulation unit value at end of period                                               $  1.10  $  0.89  $  0.96  $  0.92  $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                     81       96       40       --       --

SUBACCOUNT PNDM2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (11/11/1999)
Accumulation unit value at beginning of period                                         $  0.66  $  0.85  $  1.04  $  1.15  $  1.00
Accumulation unit value at end of period                                               $  0.81  $  0.66  $  0.85  $  1.04  $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                    294      339       58        9       --

SUBACCOUNT PSPF2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (10/23/2000)
Accumulation unit value at beginning of period                                         $  0.63  $  0.82  $  0.94  $  1.00       --
Accumulation unit value at end of period                                               $  0.79  $  0.63  $  0.82  $  0.94       --
Number of accumulation units outstanding at end of period (000 omitted)                    418      377      162       --       --

SUBACCOUNT PSMC2 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (11/11/1999)
Accumulation unit value at beginning of period                                         $  0.71  $  1.01  $  1.21  $  1.43  $  1.00
Accumulation unit value at end of period                                               $  0.97  $  0.71  $  1.01  $  1.21  $  1.43
Number of accumulation units outstanding at end of period (000 omitted)                    495      546      261       21       --

SUBACCOUNT PMSS2 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (11/11/1999)
Accumulation unit value at beginning of period                                         $  1.07  $  1.22  $  1.16  $  1.03  $  1.00
Accumulation unit value at end of period                                               $  1.32  $  1.07  $  1.22  $  1.16  $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                    281      285       63        5       --

SUBACCOUNT PSND2 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (10/23/2000)
Accumulation unit value at beginning of period                                         $  0.59  $  0.87  $  0.93  $  1.00       --
Accumulation unit value at end of period                                               $  0.77  $  0.59  $  0.87  $  0.93       --
Number of accumulation units outstanding at end of period (000 omitted)                     43       42       11       --       --

SUBACCOUNT PSTR2 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (10/23/2000)
Accumulation unit value at beginning of period                                         $  0.98  $  1.05  $  1.06  $  1.00       --
Accumulation unit value at end of period                                               $  1.13  $  0.98  $  1.05  $  1.06       --
Number of accumulation units outstanding at end of period (000 omitted)                    696      688      248        2       --

SUBACCOUNT PSUT2 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (10/23/2000)
Accumulation unit value at beginning of period                                         $  0.57  $  0.75  $  1.01  $  1.00       --
Accumulation unit value at end of period                                               $  0.77  $  0.57  $  0.75  $  1.01       --
Number of accumulation units outstanding at end of period (000 omitted)                    143      140       61       --       --


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                     2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT PIGR2 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (11/11/1999)
Accumulation unit value at beginning of period                                         $  0.73  $  0.90  $  1.15  $  1.29  $  1.00
Accumulation unit value at end of period                                               $  0.93  $  0.73  $  0.90  $  1.15  $  1.29
Number of accumulation units outstanding at end of period (000 omitted)                    179      219      173       30       --

SUBACCOUNT PVIS2 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (11/11/1999)
Accumulation unit value at beginning of period                                         $  0.56  $  0.81  $  1.23  $  1.30  $  1.00
Accumulation unit value at end of period                                               $  0.73  $  0.56  $  0.81  $  1.23  $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                    215      187      104       19       --



VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                         2003
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UESL5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                          2

SUBACCOUNT UGRO5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                         14

SUBACCOUNT USVA5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                         82

SUBACCOUNT UFIF5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U. S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                      1,013

SUBACCOUNT UABA5 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                        329

SUBACCOUNT UAAD5 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                                                         59

SUBACCOUNT UGIP5 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                                                        102

SUBACCOUNT UAGR5 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                         71

SUBACCOUNT UFCO5 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                      1,254

SUBACCOUNT UFGR5 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                         51

SUBACCOUNT UFMC5 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                                                        424


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                         2003
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UFOV5 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                         38

SUBACCOUNT UGRS5 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.23
Number of accumulation units outstanding at end of period (000 omitted)                                                         32

SUBACCOUNT UOCA5 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                        312

SUBACCOUNT UOGS5 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                         65

SUBACCOUNT UOSM5 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                        146

SUBACCOUNT USTB5 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                      1,246

SUBACCOUNT UHSC5 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                         40

SUBACCOUNT UVCP5 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                         80



VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                              2003     2002     2001     2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                                  $  0.51  $  0.67  $  0.83  $  1.00
Accumulation unit value at end of period                                                        $  0.65  $  0.51  $  0.67  $  0.83
Number of accumulation units outstanding at end of period (000 omitted)                             384      138      565      479

SUBACCOUNT WISE3 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                                  $  0.96  $  0.98  $  0.99  $  1.00
Accumulation unit value at end of period                                                        $  1.25  $  0.96  $  0.98  $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                           2,346    1,370    1,111      101

SUBACCOUNT WMCV3 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                                  $  1.47  $  1.56  $  1.41  $  1.00
Accumulation unit value at end of period                                                        $  1.85  $  1.47  $  1.56  $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                             906      799      626      220

SUBACCOUNT SISM2 (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP) (5/1/2000)
Accumulation unit value at beginning of period                                                  $  0.47  $  0.55  $  0.71  $  1.00
Accumulation unit value at end of period                                                        $  0.68  $  0.47  $  0.55  $  0.71
Number of accumulation units outstanding at end of period (000 omitted)                             371      397      402      434

SUBACCOUNT SUSC2 (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES) (5/1/2000)
Accumulation unit value at beginning of period                                                  $  0.93  $  1.14  $  1.04  $  1.00
Accumulation unit value at end of period                                                        $  1.32  $  0.93  $  1.14  $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                             107       67       77       31


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                              2003     2002     2001     2000
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                                  $  0.51  $  0.67  $  0.83  $  1.00
Accumulation unit value at end of period                                                        $  0.65  $  0.51  $  0.67  $  0.83
Number of accumulation units outstanding at end of period (000 omitted)                              --       --       --       --

SUBACCOUNT WEXI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                                  $  0.83  $  0.90  $  0.87  $  1.00
Accumulation unit value at end of period                                                        $  1.02  $  0.83  $  0.90  $  0.87
Number of accumulation units outstanding at end of period (000 omitted)                             325       80       90        8

SUBACCOUNT WISE1 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                                  $  0.96  $  0.98  $  0.99  $  1.00
Accumulation unit value at end of period                                                        $  1.24  $  0.96  $  0.98  $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                           1,118      777      413      157

SUBACCOUNT WMCV1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                                  $  1.46  $  1.56  $  1.41  $  1.00
Accumulation unit value at end of period                                                        $  1.84  $  1.46  $  1.56  $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                             550      386      321       60



VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                         2003
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                         55

SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                         63

SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                          9

SUBACCOUNT UESL8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                         --

SUBACCOUNT UGRO8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                         --

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                         37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                          3

SUBACCOUNT USPF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                         22

SUBACCOUNT UFIF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                        234


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                         2003
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UABA8 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                         27

SUBACCOUNT UAAD8 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                          1

SUBACCOUNT UGIP8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                         47

SUBACCOUNT UAGR8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                         --

SUBACCOUNT UFCO8 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                        205

SUBACCOUNT UFGR8 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                          5

SUBACCOUNT UFMC8 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.38
Number of accumulation units outstanding at end of period (000 omitted)                                                        143

SUBACCOUNT UFOV8 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                          5

SUBACCOUNT USMC8 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                                                          5

SUBACCOUNT UMSS8 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                        349

SUBACCOUNT UGRS8 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                          2

SUBACCOUNT UNDS8 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                                                         --

SUBACCOUNT UTRS8 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                        240

SUBACCOUNT USUT8 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                         12


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                         2003
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UOCA8 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                         59

SUBACCOUNT UOGS8 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                          4

SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                         29

SUBACCOUNT USTB8 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                        141

SUBACCOUNT UHSC8 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                         10

SUBACCOUNT UIGR8 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                         41

SUBACCOUNT UVIS8 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                         --

SUBACCOUNT UVCP8 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                             $  1.00
Accumulation unit value at end of period                                                                                   $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                         25


FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include the audited financial statements for some subaccounts because they are new and do not have any activity as of the date of the financial statements.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.


Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firms that distribute this contract.

Purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.


All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Capital         Capital appreciation. Invests primarily          American Express Financial Corporation
Resource Fund                               in U.S. common stocks of companies with          (AEFC)
                                            market capitalization of at least $5
                                            billion.

AXP(R) Variable Portfolio - Cash            Maximum current income consistent with           AEFC
Management Fund                             liquidity and stability of principal.
                                            Invests primarily in money market
                                            instruments, such as marketable debt
                                            obligations issued by the U.S.
                                            government or its agencies, bank
                                            certificates of deposit, bankers'
                                            acceptances, letters of credit, and
                                            commercial paper, including
                                            asset-backed commercial paper.

AXP(R) Variable Portfolio - Diversified     High level of current income while               AEFC
Bond Fund                                   attempting to conserve the value of the
                                            investment and continuing a high
                                            level of income for the longest
                                            period of time. Under normal market
                                            conditions, the Fund invests at
                                            least 80% of its net assets in bonds
                                            and other debt obligations.

AXP(R) Variable Portfolio - Diversified     High level of current income and, as a           AEFC
Equity Income Fund                          secondary goal, steady growth of capital.
                                            Under normal market conditions, the
                                            Fund invests at least 80% of its net
                                            assets in dividend-paying common and
                                            preferred stocks.

AXP(R) Variable Portfolio - Emerging        Long-term capital growth. Under normal           AEFC, adviser; American Express Asset
Markets Fund                                market conditions, the Fund invests at           Management International, Inc., a
                                            least 80% of its net assets in equity            wholly-owned subsidiary of AEFC,
                                            securities of emerging market companies.         subadviser.

AXP(R) Variable Portfolio - Equity          Growth of capital. Under normal market           AEFC
Select Fund                                 conditions, the Fund invests at least 80%
                                            of its net assets in equity securities of
                                            medium-sized companies.

AXP(R) Variable Portfolio - Growth Fund     Long-term capital growth. Invests                AEFC
                                            primarily in common stocks that appear to
                                            offer growth opportunities.

AXP(R) Variable Portfolio - High Yield      High current income, with capital growth         AEFC
Bond Fund                                   as a secondary objective. Under normal
                                            market conditions, the Fund invests at
                                            least 80% of its net assets in
                                            high-yielding,  high-risk corporate bonds
                                            (junk bonds) issued by U.S. and foreign
                                            companies and governments.

AXP(R) Variable Portfolio - Income          High total return through current income         AEFC
Opportunities Fund(1)                       and capital appreciation. Under normal
                                            market conditions, invests primarily
                                            in income-producing debt securities,
                                            preferred stocks and convertible
                                            securities with an emphasis on the
                                            higher rated segment of the
                                            high-yield (junk bond) market.

AXP(R) Variable Portfolio -                 Capital appreciation. Invests primarily          AEFC, adviser; American Express Asset
International Fund                          in equity securities of foreign issuers          Management International, Inc., a
                                            that offer strong growth potential.              wholly-owned subsidiary of AEFC,
                                                                                             subadviser.



(1) The registration statement for this fund is not effective yet. It has been filed with the Securities and Exchange Commission. Check with your registered representative for the actual effective date, expected to be on or about June 1, 2004.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap       Long-term growth of capital. Under normal        AEFC
Value Fund                                  market conditions, the fund invests at
                                            least 80% of its net assets in
                                            equity securities of companies with
                                            a market capitalization greater than
                                            $5 billion at the time of purchase.

AXP(R) Variable Portfolio - NEW             Long-term growth of capital. Invests             AEFC
DIMENSIONS FUND(R)                          primarily in common stocks showing
                                            potential for significant growth.

AXP(R) Variable Portfolio - Partners        Long-term growth of capital. Invests             AEFC, advisor; GAMCO Investors, Inc.,
Select Value Fund                           primarily in common stocks, preferred            subadvisor.
                                            stocks and securities convertible
                                            into common stocks that are listed
                                            on a nationally recognized
                                            securities exchange or traded on the
                                            NASDAQ National Market System of the
                                            National Association of Securities
                                            Dealers. The Fund invests in midcap
                                            companies as well as companies with
                                            larger and smaller market
                                            capitalizations.

AXP(R) Variable Portfolio - Partners        Long-term capital appreciation.                  AEFC, adviser; Goldman Sachs Asset
Small Cap Value Fund                        Non-diversified mutual fund that invests         Management, L.P., Royce & Associates,
                                            primarily in equity securities. Under            LLC, Donald Smith & Co., Inc., Franklin
                                            normal market conditions, at least 80% of        Portfolio Associates LLC and Barrow,
                                            its net assets will be invested in               Hanley, Mewhinney & Strauss, Inc.,
                                            companies with market capitalization of          subadvisers.
                                            less than $2 billion, which also includes
                                            micro capitalization companies with
                                            market capitalization of less than  $400
                                            million, at the time of investment.

AXP(R) Variable Portfolio - S&P 500         Long-term capital appreciation.                  AEFC
Index Fund                                  Non-diversified mutual fund that invests
                                            primarily in securities of
                                            large-capitalization stocks of U.S.
                                            companies that are expected to provide
                                            investment results that correspond to the
                                            performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio - Short           A high level of current income and safety        AEFC
Duration U.S. Government Fund               of principal consistent with an
                                            investment in U.S. government and
                                            government agency securities. Under
                                            normal market conditions, at least 80% of
                                            the Fund's net assets are invested in
                                            securities issued or guaranteed as to
                                            principal and interest by the U.S.
                                            government, its agencies or
                                            instrumentalities.

AIM V.I. Basic Value Fund, Series II        Long-term growth of capital. Invests at          A I M Advisors, Inc.
Shares                                      least 65% of its total assets in equity
                                            securities of U.S. issuers that have
                                            market capitalizations of greater
                                            than $500 million and are believed
                                            to be undervalued in relation to
                                            long-term earning power or other
                                            factors. The fund may invest 25% of
                                            its assets in foreign securities.

AIM V.I. Capital Development Fund,          Long-term growth of capital. Invests             A I M Advisors, Inc.
Series II Shares                            primarily in securities (including common
                                            stocks, convertible securities and
                                            bonds) of small- and medium-sized
                                            companies. The Fund may invest up to
                                            25% of its assets in foreign
                                            securities.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund,          Long-term growth of capital. Invests             A I M Advisors, Inc.
Series II Shares                            normally at least 80% of its total assets
                                            in equity securities, including
                                            convertible securities, of medium
                                            sized companies. The fund may invest
                                            up to 20% of its net assets in
                                            equity securities of companies in
                                            other market capitalization ranges
                                            or in investment grade debt
                                            securities. The fund may also invest
                                            up to 25% of its total assets in
                                            foreign securities.

AllianceBernstein VP Growth and             Reasonable current income and reasonable         Alliance Capital Management L.P.
Income Portfolio (Class B)                  appreciation. Invests primarily in
                                            dividend-paying common stocks of good
                                            quality.

AllianceBernstein VP International          Long-term growth of capital. Invests             Alliance Capital Management L.P.
Value Portfolio (Class B)                   primarily in a diversified portfolio of
                                            foreign equity securities.

AllianceBernstein VP Total Return           Achieve a high return through a                  Alliance Capital Management L.P.
Portfolio (Class B)                         combination of current income and capital
                                            appreciation. Invests primarily in
                                            U.S. government and agency
                                            obligations, bonds, fixed-income
                                            senior securities (including
                                            short-and long-term debt securities
                                            and preferred stocks to the extent
                                            their value is attributable to their
                                            fixed-income characteristics), and
                                            common stocks.

American Century(R) VP Inflation            Pursues long-term total return using a           American Century Investment Management,
Protection, Class II                        strategy that seeks to protect against           Inc.
                                            U.S. inflation.

American Century(R) VP International,       Long-term capital growth. Invests                American Century Investment Management,
Class II                                    primarily in stocks of growing foreign           Inc.
                                            companies in developed countries.

American Century(R) VP Ultra, Class II      Long-term capital growth. Invests                American Century Investment Management,
                                            primarily in U.S. companies, but there           Inc.
                                            is no limit on the amount of assets the
                                            Fund can invest in foreign companies.

American Century(R) VP Value, Class II      Long-term capital growth, with income as         American Century Investment Management,
                                            a secondary objective. Invests primarily         Inc.
                                            in stocks of companies that management
                                            believes to be undervalued at the time of
                                            purchase.

Colonial Small Cap Value Fund,              The Fund seeks long-term growth by               Columbia Wanger Asset  Management, L.P.
Variable Series, Class B                    investing primarily in smaller
                                            capitalization (small-cap) equities.
                                            Under normal market conditions, the
                                            Fund invests at least 80% of its net
                                            assets (plus any borrowings for
                                            investment purposes) in small-cap
                                            stocks of U.S. companies. The
                                            remainder of the Fund's assets may
                                            be invested in stocks, or in bonds
                                            that are rated or considered by the
                                            Fund's investment advisor to be
                                            investment-grade. When purchasing
                                            securities for the Fund, the advisor
                                            generally chooses securities of
                                            companies it believes are
                                            undervalued. The Fund may invest up
                                            to 10% of its assets in foreign
                                            securities.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Fund, Variable          High level of current income with capital        Columbia Management Advisors, Inc.
Series, Class B                             appreciation as a secondary objective.
                                            The Fund normally invests at least
                                            80% of its net assets (plus any
                                            borrowings for investment purposes)
                                            in high yielding corporate debt
                                            securities, such as bonds, debentures and
                                            notes that are rated below investment grade.

Dreyfus Investment Portfolios Midcap        The portfolio seeks investment results           The Dreyfus Corporation
Stock Portfolio,  Service Share Class       that are greater than the total return
                                            performance of publicly traded
                                            common stocks of medium-sized
                                            domestic companies in the aggregate,
                                            as represented by the Standard &
                                            Poor's Midcap 400 Index. The
                                            portfolio normally invests at least
                                            80% of its assets in stocks of
                                            mid-size companies. The portfolio
                                            invests in growth and value stocks,
                                            which are chosen through a
                                            disciplined investment process that
                                            combines computer modeling
                                            techniques, fundamental analysis and
                                            risk management. Consistency of
                                            returns compared to the S&P 400 is a
                                            primary goal of the investment
                                            process. The portfolio's stock
                                            investments may include common
                                            stocks, preferred stocks,
                                            convertible securities and
                                            depository receipts, including those
                                            issued in initial public offerings
                                            or shortly thereafter.

Dreyfus Investment Portfolios               Seeks capital appreciation. The Fund             The Dreyfus Corporation
Technology Growth Portfolio, Service        invests, under normal circumstances, at
Share Class                                 least 80% of its assets in the stocks of
                                            growth companies of any size that
                                            Dreyfus believes to be leading
                                            producers or beneficiaries of
                                            technological innovation. Up to 25%
                                            of the portfolio's assets may be
                                            invested in foreign securities. The
                                            portfolio's stock investments may
                                            include common stocks, preferred
                                            stocks and convertible securities.

Dreyfus Variable Investment Fund            Long-term capital growth consistent with         The Dreyfus Corporation -- Fayez
Appreciation Portfolio, Service Share       the preservation of capital; current             Sarofim & Co. is the portfolio's
Class                                       income is a secondary goal. The portfolio        sub-investment advisor.
                                            invests in common stocks focusing on
                                            "blue chip" companies with total
                                            market capitalizations of more than
                                            $5 billion at the time of purchase,
                                            including multinational companies.
                                            These established companies have
                                            demonstrated sustained patterns of
                                            profitability, strong balance
                                            sheets, an expanding global presence
                                            and the potential to achieve
                                            predictable, above average earnings
                                            growth.

Dreyfus Variable Investment Fund            The portfolio seeks long-term capital            The Dreyfus Corporation
International Value Portfolio,              growth. The portfolio normally invests at
Service Share Class                         least 80% of its assets in stocks. The
                                            portfolio ordinarily invests most of
                                            its assets in securities of foreign
                                            companies. The portfolio's stock
                                            investments may include common
                                            stocks, preferred stocks and
                                            convertible securities, including
                                            those purchased in initial public
                                            offerings or shortly thereafter the
                                            portfolio may invest in companies of
                                            any size. The portfolio may also
                                            invest in companies located in
                                            emerging markets.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio     Seeks long-term capital appreciation.            Fidelity Management & Research Company
Service Class 2                             Normally invests primarily in common             (FMR), investment manager; FMR U.K. and
                                            stocks. Invests in securities of                 FMR Far East, sub-investment advisers.
                                            companies whose value it believes is not
                                            fully recognized by the public. Invests
                                            in either "growth" stocks or "value"
                                            stocks or both. The fund invests in
                                            domestic and foreign issuers.

Fidelity(R) VIP Growth Portfolio            Seeks to achieve capital appreciation.           FMR, investment manager;  FMR U.K., FMR
Service Class 2                             Normally invests primarily in common             Far East, sub-investment advisers.
                                            stocks. Invests in companies that it
                                            believes have above-average growth
                                            potential (stocks of these companies
                                            are often called "growth" stocks).
                                            The Fund invests in domestic and
                                            foreign issuers.

Fidelity(R) VIP Investment Grade Bond       Seeks as high of a level of current              FMR, investment manager; FMR U.K., FMR
Portfolio Service Class 2                   income as is consistent with the                 Far East, sub-investment advisers.
                                            preservation of capital. Normally
                                            invests at least 80% of assets in
                                            investment-grade debt securities of
                                            all types and repurchase agreements
                                            for those securities.

Fidelity(R) VIP Mid Cap Portfolio           Seeks long-term growth of capital.               FMR, investment manager;  FMR U.K., FMR
Service Class 2                             Normally invests primarily in common             Far East, sub-investment advisers.
                                            stocks. Normally invests at least
                                            80% of assets in securities of
                                            companies with medium market
                                            capitalizations. May invest in
                                            companies with smaller or larger
                                            market capitalizations. Invests in
                                            domestic and foreign issuers. The
                                            Fund invests in growth or value
                                            common stocks.

Fidelity(R) VIP Overseas Portfolio          Seeks long-term growth of capital.               FMR, investment manager;  FMR U.K., FMR
Service Class 2                             Normally invests primarily in common             Far East, Fidelity International
                                            stocks of foreign securities. Normally           Investment Advisors (FIIA) and
                                            invests at least 80% of assets in                FIIA U.K., sub-investment advisers.
                                            non-U.S. securities.

FTVIPT Franklin Income Securities           Seeks to maximize income while                   Franklin Advisers, Inc.
Fund - Class 2                              maintaining prospects for capital
                                            appreciation. The Fund normally invests
                                            in debt and equity securities.

FTVIPT Franklin Rising Dividends            Seeks long-term capital appreciation,            Franklin Advisers, Inc.
Securities Fund - Class 2                   with preservation of capital as an
                                            important consideration. The Fund
                                            normally invests at least 80% of its
                                            net assets in investments of
                                            companies that have paid rising
                                            dividends.

FTVIPT Franklin Small Cap Fund -            Seeks long-term capital growth. The Fund         Franklin Advisers, Inc.
Class 2                                     normally invests at least 80% of its net
                                            assets in investments of small
                                            capitalization companies. For this
                                            Fund, small-cap companies are those
                                            with market capitalization values
                                            not exceeding (i) $1.5 billion or
                                            (ii) the highest market
                                            capitalization value in the Russell
                                            2000(R) Index, whichever is greater,
                                            at the time of purchase.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Securities Fund        Seeks capital appreciation, with income          Franklin Mutual Advisers, LLC
- Class 2                                   as a secondary goal. The Fund normally
                                            invests mainly in U.S. equity
                                            securities that the Fund's manager
                                            believes are available at market
                                            prices less than their value based
                                            on certain recognized or objective
                                            criteria, including undervalued
                                            stocks, merger/risk arbitrage
                                            securities and distressed companies.

FTVIPT Templeton Global Income              Seeks high current income, consistent            Franklin Advisers, Inc.
Securities Fund - Class 2                   with preservation of capital, with
                                            capital appreciation as a secondary
                                            consideration. The Fund normally
                                            invests mainly in debt securities of
                                            governments and their political
                                            subdivisions and agencies,
                                            supranational organizations and
                                            companies located anywhere in the
                                            world, including emerging markets.
                                            The Fund focuses on investment grade
                                            debt securities, but may also invest
                                            in lower-rated debt, including high
                                            yield "junk bonds."

FTVIPT Templeton Growth Securities          Seeks long-term capital growth. The Fund         Franklin Advisers, Inc.
Fund - Class 2                              normally invests mainly in equity
                                            securities of companies located anywhere
                                            in the world, including those in the U.S.
                                            and in emerging markets.

Goldman Sachs VIT Mid Cap Value Fund        The Goldman Sachs VIT Mid Cap Value Fund         Goldman Sachs Asset Management, L.P.
                                            seeks long-term capital appreciation. The
                                            Fund invests, under normal circumstances,
                                            at least 80% of its net assets plus any
                                            borrowing for investment purposes
                                            (measured at time of purchase) in a
                                            diversified portfolio of equity
                                            investments in mid-capitalization issuers
                                            within the range of the market
                                            capitalization of companies constituting
                                            the Russell Midcap Value Index at the
                                            time of investments in mid-cap issuers
                                            with public stock market capitalization
                                            (based upon shares available for trading
                                            on an unrestricted basis) within the
                                            range of the market capitalization of
                                            companies constituting the Russell Midcap
                                            Value Index at the time of investment.
                                            If the market capitalization of a company
                                            held by the Fund moves outside this
                                            range, the Fund may, but is not required
                                            to, sell the securities.

MFS(R) Investors Growth Stock Series -      Long-term growth of capital and future           MFS Investment Management(R)
Service Class                               income. Invests at least 80% of its net
                                            assets in common stocks and related
                                            securities of companies which MFS(R)
                                            believes offer better than average
                                            prospects for long-term growth.

MFS(R) New Discovery Series - Service       Capital appreciation. Invests in at least        MFS Investment Management(R)
Class                                       65% of its net assets in equity
                                            securities of emerging growth companies.

MFS(R) Total Return  Series - Service       Above-average income consistent with the         MFS Investment Management(R)
Class                                       prudent employment of capital, with
                                            growth of capital and income as a
                                            secondary objective. Invests primarily in
                                            a combination of equity and fixed income
                                            securities.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series - Service Class     Capital growth and current income.               MFS Investment Management(R)
                                            Invests primarily in equity and debt
                                            securities of domestic and foreign
                                            companies in the utilities industry.

Oppenheimer Capital Appreciation            Capital appreciation. Invests in                 OppenheimerFunds, Inc.
Fund/VA, Service Shares                     securities of well-known, established
                                            companies.

Oppenheimer Global Securities               Long-term capital appreciation. Invests          OppenheimerFunds, Inc.
Fund/VA, Service Shares                     mainly in common stocks of U.S. and
                                            foreign issuers that are
                                            "growth-type" companies, cyclical
                                            industries and special situations
                                            that are considered to have
                                            appreciation possibilities.

Oppenheimer Main Street Small Cap           Seeks capital appreciation. Invests              OppenheimerFunds, Inc.
Fund/VA, Service Shares                     mainly in common stocks of
                                            small-capitalization U.S. companies that
                                            the fund's investment manager believes
                                            have favorable business trends or
                                            prospects.

Oppenheimer Strategic Bond Fund/VA,         High level of current income principally         OppenheimerFunds, Inc.
Service Shares                              derived from interest on debt securities.
                                            Invests mainly in three market sectors:
                                            debt securities of foreign governments
                                            and companies, U.S. government securities
                                            and lower-rated high yield securities of
                                            U.S. and foreign companies.

Putnam VT Health Sciences Fund -            Capital appreciation. The fund pursues           Putnam Investment  Management, LLC
Class IB Shares                             its goal by investing mainly in growth
                                            stocks of companies in the health
                                            sciences industries. Under normal
                                            circumstances, the fund invests at
                                            least 80% of its net assets in
                                            securities of (a) companies that
                                            derive at least 50% of their assets,
                                            revenues or profits from the
                                            pharmaceutical, health care
                                            services, applied research and
                                            development and medical equipment
                                            and supplies industries, or (b)
                                            companies we think have the
                                            potential for growth as a result of
                                            their particular products,
                                            technology, patents or other market
                                            advantages in the health sciences
                                            industries.

Putnam VT International Equity Fund -       Capital appreciation. The fund pursues           Putnam Investment  Management, LLC
Class IB Shares                             its goal by investing mainly in common
                                            stocks of companies outside the
                                            United States that Putnam Management
                                            believes have favorable investment
                                            potential. Under normal
                                            circumstances, the fund invests at
                                            least 80% of the fund's net assets
                                            in equity investments.

Putnam VT Small Cap Value Fund -            Capital appreciation. The fund pursues           Putnam Investment  Management, LLC
Class IB Shares                             its goal by investing mainly in common
                                            stocks of U.S. companies, with a
                                            focus on value stocks. Under normal
                                            circumstances, the fund invests at
                                            least 80% of net assets in small
                                            companies of a size similar to those
                                            in the Russell 2000 Value Index.

Putnam VT Vista Fund - Class IB Shares      Capital appreciation. The fund pursues           Putnam Investment  Management, LLC
                                            its goal by investing mainly in common
                                            stocks of U.S. companies with a focus on
                                            growth stocks.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                                   INVESTMENT OBJECTIVES AND POLICIES               INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust            Seeks capital growth and income through          Van Kampen Asset Management
Comstock Portfolio  Class II Shares         investments in equity securities,
                                            including common stocks, preferred
                                            stocks and securities convertible
                                            into common and preferred stocks.

Van Kampen UIF U.S. Real Estate             Above average current income and                 Morgan Stanley Investment Management
Portfolio  Class II Shares                  long-term capital appreciation. Invests          Inc., doing business as Van Kampen.
                                            primarily in equity securities of
                                            companies in the U.S. real estate
                                            industry, including real estate
                                            investment trusts.

Wanger International Small Cap              Long-term growth of capital. Invests             Columbia Wanger Asset  Management, L.P.
                                            primarily in stocks  of non-U.S.
                                            companies with capitalizations of less
                                            than  $2 billion at time of purchase.

Wanger U.S. Smaller Companies               Long-term growth of capital. Invests             Columbia Wanger Asset  Management, L.P.
                                            primarily in stocks of small- and
                                            medium-size U.S. companies with
                                            capitalizations of less than $5 billion
                                            at time of purchase.



GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania or Washington or any other state that does not allow investment in the GPAs.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving an MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state. (EXCEPTION: If you have selected a Portfolio Navigator asset allocation model that contains a GPA, we will automatically transfer the contract value in the maturing GPA into a new GPA of the same term at the end of the guarantee period.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a different Portfolio Navigator asset allocation model;

- amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

-  amounts withdrawn for fees and charges; and

-  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


                       IF YOUR GPA RATE IS:                           THE MVA IS:
                 Less than the new GPA rate + 0.10%                    Negative
                 Equal to the new GPA rate + 0.10%                     Zero
                 Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 on a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

BUYING YOUR CONTRACT


Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-  how you want to make purchase payments;

-  the optional Portfolio Navigator asset allocation program;(2)

-  the optional MAV Death Benefit(3);

-  the optional 5% Accumulation Death Benefit(3);

-  the optional Enhanced Death Benefit(3);


-  the optional Guarantor(SM) Withdrawal Benefit rider(4);


-  the optional Income Assurer Benefit(SM) - MAV rider(5);

- the optional Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(5);

- the optional Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(5);

-  the optional Benefit Protector(SM) rider(6);

-  the optional Benefit Protector(SM) Plus rider(6);

-  the length of the withdrawal charge schedule (five or seven years)(7); and

-  a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2)  There is no additional charge for this feature.


(3) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

(4) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(5) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.


(7) The five-year withdrawal charge schedule may not be available in all states.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.


In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       30
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PURCHASE PAYMENTS

For contracts issued in Alabama, purchase payments are limited and may not be made after the first contract anniversary.

For contracts issued in Massachusetts, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

MINIMUM INITIAL PURCHASE PAYMENT
  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs
  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP


Contact your registered representative to complete the necessary SIP paperwork.


PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                               QUALIFIED ANNUITIES       NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                      1.00%                      1.15%
MAV Death Benefit                                                      1.20                       1.35
5% Accumulation Death Benefit                                          1.35                       1.50
Enhanced Death Benefit                                                 1.40                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP Death Benefit                                                      1.20%                      1.35%
MAV Death Benefit                                                      1.40                       1.55
5% Accumulation Death Benefit                                          1.55                       1.70
Enhanced Death Benefit                                                 1.60                       1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

We charge an annual fee of 0.55% of contract value only if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Guarantor(SM) Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit fee will not exceed a maximum charge of 2.50%.

We cannot change the Guarantor(SM) Withdrawal Benefit fee after the rider effective date unless:


(a)  you choose the annual Elective Step Up;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the fee;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate fee for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the fee as described above, you will pay the fee we then charge.


If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit fee will not change until the third contract anniversary, when it may change to the fee that was offered at the time of your last Elective Step Up.


The fee does not apply after annuity payouts begin or the contract terminates.

INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:


                                                                                      MAXIMUM                   CURRENT
Income Assurer Benefit(SM) - MAV                                                       2.50%                     0.55%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                              2.75                      0.70
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base            3.00                      0.75

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each model for new contract owners but not to exceed the guaranteed charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the fee and/or charge a separate fee for each model. If you decide to change your Portfolio Navigator model after we have exercised our rights to increase the fees for new contract holders, you will pay the fee we then charge. The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.

For examples, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:


(a)  is 10% of your prior anniversary's contract value, and

(b)  is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.


If you elected the Guarantor(SM) Withdrawal Benefit rider at issue, the TFA of your contract will be defined as the maximum of (a), (b) or (c) where:


(a)  is 10% of your prior anniversary's contract value,

(b)  is current contract earnings, and


(c)  is your current guaranteed benefit payment.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's guaranteed benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your guaranteed benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                   (ACV - XSF)
      PPW  = XSF + -----------  X (PPNPW - XSF)
                   (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

               SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                          FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
              1                               8%                                 1                             8%
              2                               8                                  2                             7
              3                               7                                  3                             6
              4                               7                                  4                             4
              5                               6                                  5                             2
              6                               5                                  Thereafter                    0
              7                               3
              Thereafter                      0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

For example, see Appendix C.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



                                                           AND YOUR AIR IS 3.5%, THEN              AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                 YOUR DISCOUNT RATE PERCENT (%) IS:      YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                             6.00%                                   7.50%
 Five-year withdrawal charge schedule                              6.15%                                   7.65%

NONQUALIFIED
 Seven-year withdrawal charge schedule                             6.20%                                   6.35%
 Five-year withdrawal charge schedule                              7.70%                                   7.85%



For example, see Appendix B.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Guaranteed Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of your prior anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period;* and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;


- minus any prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- minus any prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- minus any prorated portion of the Benefit Protector(SM) rider fee (if applicable); and

- minus any prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;

and a deduction of:

-  a prorated portion of the contract administrative charge;


- a prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- a prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- a prorated portion of the Benefit Protector(SM) rider fee (if applicable); and/or

- a prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                        NUMBER
                                                              AMOUNT          ACCUMULATION             OF UNITS
                                             MONTH           INVESTED          UNIT VALUE              PURCHASED
By investing an equal number
of dollars each month ...                    Jan              $ 100              $ 20                    5.00

                                             Feb                100                18                    5.56

you automatically buy more                   Mar                100                17                    5.88
units when the per unit market
price is low ...                   ---->     Apr                100                15                    6.67

                                             May                100                16                    6.25

                                             Jun                100                18                    5.56

                                             Jul                100                17                    5.88

                                             Aug                100                19                    5.26
and fewer units when the per
unit market price is high.         ---->     Sept               100                21                    4.76

                                             Oct                100                20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).


ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM

We currently offer an asset allocation program called Portfolio Navigator. There is no charge for this asset allocation program. You may elect to participate in the asset allocation program. If you purchase an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include certain GPAs (in those states where the GPAs are available) and/or the one-year fixed account (if available under the asset allocation program) that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly on a date we select in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a different asset allocation model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

If you are required to participate in the asset allocation program because you purchased an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider; however, you have the right at all times to make a full withdrawal of your contract value (see "Withdrawals").

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

Because the Guarantor(SM) Withdrawal Benefit requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) IS IN EFFECT.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

- automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

- reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.


TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to an MVA if done more than 30 days before the end of the Guarantee Period.


We may modify or suspend transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus rider, the rider will terminate upon transfer of ownership of your annuity contract. The Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of your annuity contract (see "Optional Benefits").


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

-  ROP Death Benefit;

-  MAV Death Benefit;

-  5% Accumulation Death Benefit; or

-  Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. The ROP Death Benefit is not available with the Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW X DB
   ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                                 CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      DB = the death benefit on the date of (but prior to) the partial withdrawal.

      CV  = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%;

-  plus any subsequent amounts allocated to the subaccounts;

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.



                                                                           PWT X VAF
   5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OF PARTIAL WITHDRAWALS  =  ---------
                                                                               SV


      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.


For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit is not available with the optional Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


For example, see Appendix D.


IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

For example, see Appendix D.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or


3. the 5% variable account floor.


For example, see Appendix D.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these four values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or


4. the 5% variable account floor.


For example, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) riders and Benefit Protector(SM) Plus rider, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


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If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit requires that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs or the one-year fixed account that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Guarantor(SM) Withdrawal Benefit is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any purchase payment credits. This guarantee will remain in effect if partial withdrawals do not exceed an amount equal to the Guaranteed Benefit Payment (GBP -- the withdrawal amount you are entitled to take each contract year). As long as your withdrawals do not exceed the GBP each contract year, you will not be assessed a withdrawal charge. If you choose to withdraw an amount greater than the GBP in a contract year (excess withdrawal):

- withdrawal charges, if applicable, will apply only to the excess withdrawal; and,

-  the Guaranteed Benefit Amount will be adjusted as described below; and

-  the Remaining Benefit Amount will be adjusted as described below.

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An annual Elective Step Up option is available that will allow you to step up the Guaranteed Benefit Amount to 100% of the contract anniversary value, subject to the following rules:


- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;


- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


- you may take withdrawals after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").


If this rider is available in your state and you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit to your contract. You must elect the Guarantor(SM) Withdrawal Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit may not be cancelled and the charge will continue to be deducted until the contract is terminated or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit, you may not elect the ROP Death Benefit or any Income Assurer Benefit(SM) riders.

Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Withdrawals before age
59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Be sure to discuss with your registered representative whether the Guarantor(SM) Withdrawal Benefit is appropriate for your situation.


We reserve the right to restrict cumulative additional purchase payments.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE ELECTIVE STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step-ups.

The GBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE -- if total withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged.


   IF:

   - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the greater of the contract value immediately following the withdrawal or the reset Remaining Benefit Amount.

   If there have been multiple purchase payments, any reduction of the GBA due to this excess withdrawal procedure will be taken out of each payment's GBA proportionately.


   The partial withdrawal is the gross withdrawal and includes any withdrawal charge and market value adjustment; and

4. AT STEP UP -- (see "Elective Step Up" below).

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REMAINING BENEFIT AMOUNT

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The RBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE -- if total withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


   IF:

   - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.


   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

   - the withdrawal amount up to the RBP is taken out of each RBA bucket in proportion to its RBP at the time of the withdrawal; and


   - the withdrawal amount above the RBP and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


4. AT STEP UP -- (see "Elective Step-Up" below).

GUARANTEED BENEFIT PAYMENT

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to the lesser of the RBA or 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


The Total Free Amount (TFA) you are allowed to withdraw under the contract may be greater than the GBP. Any amount taken under the TFA provision in excess of the GBP would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. If you have a qualified annuity, you may be required to take a minimum distribution that is greater than your GBP in any contract year. Any excess withdrawal due to a required distribution would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.


ELECTIVE STEP UP

If you do not take any partial withdrawals before the third contract anniversary, you have the option to increase the RBA to an amount equal to 100% of the contract anniversary value beginning on the first contract anniversary. The GBA step up will equal the greater of the GBA immediately prior to the step up or 100% of the contract anniversary value.

You may only step up if your contract anniversary value is greater than the RBA. The step up will be allowed only within 30 days after the contract anniversary. The effective step up date will be the contract anniversary date. Once a step up has been elected, another step up may not be elected until the next contract anniversary.


If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step-ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

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GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

-  you will be paid according to the annuity payout option described above;

-  we will no longer accept additional purchase payments; and

-  you will no longer be charged for the rider.


If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit and the contract will terminate.


Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges.


NOTE: For special tax considerations associated with the Guarantor(SM) Withdrawal Benefit, see "Taxes."


For example, see Appendix E.

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

-  Income Assurer Benefit(SM) - MAV;

-  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

-  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders require that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs or the one-year fixed account that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.


The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

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You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


- you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

- the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period; and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity, such as an IRA.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The ROP Death Benefit and the Guarantor(SM) Withdrawal Benefit rider are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFITS(SM) IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your annuity without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.


PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal, and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

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THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

-  the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payment plans:

   1) Plan A -- Life Annuity - Refund;

   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
      or

   5) Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:


    P SUB(t-1) (1 + i)
    -----------------   =  P SUB(t)
          1.05

      P SUB(t-1) = prior annuity payout

      P SUB(t)   = current annuity payout

      i          = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- you may terminate the rider any time after the expiration of the waiting period;


- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV


The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:


1. contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the Maximum Anniversary Value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a)  current contract value; or


(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less Market Value Adjusted Excluded Payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


For example, see Appendix F.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The Guaranteed Income Benefit Base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

VARIABLE ACCOUNT FLOOR - The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total of your initial purchase payment and purchase payment credit allocated to the protected investment options; plus

- any other purchase payment and purchase payment credit that you allocated to the protected investment options less adjusted withdrawals and adjusted transfers for any withdrawals or transfers you made from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:


(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The cap on the variable account floor is 200% of the sum of purchase payments and purchase payment credits allocated to the protected investment options that have not subsequently been withdrawn or transferred out of the protected investment options.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.


Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF
THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% Adjusted Excluded Payments.

MARKET VALUE OF EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.

NOTE: The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

For example, see Appendix F.


INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1. the contract value;


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;


3. the MAV (described above); or


4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the Market Value Adjusted Excluded Payments;

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% Variable Account Floor, less 5% Adjusted Excluded Payments (described above).

For example, see Appendix F.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. Generally, you must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector(SM) may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(SM), see "Taxes."

For example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the benefits payable under the Benefit Protector(SM) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                   0%                                                   0%
Three and Four                               10%                                                3.75%
Five or more                                 20%                                                 7.5%


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:


-  the applicable death benefit, plus


                     IF YOU AND THE ANNUITANT ARE UNDER                     IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...             OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                  Zero                                                   Zero
Two                  40% X earnings at death (see above)                    15% X earnings at death
Three and Four       40% X (earnings at death + 25% of initial purchase     15% X (earnings at death + 25% of initial purchase
                     payment*)                                              payment*)
Five or more         40% X (earnings at death + 50% of initial purchase     15% X (earnings at death + 50% of initial purchase
                     payment*)                                              payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(SM) Plus, see "Taxes."

For example, see Appendix H.

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

Some of the following annuity payout plans may not be available if you have selected certain optional riders. Some annuity payout plans may be available only if you have selected certain optional riders (see "Optional Benefits").

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.01% and 7.26% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


- GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA (see "Optional Benefits -- GuarantorSM Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

State withholding also may be imposed on taxable distributions.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-  to pay certain medical or education expenses (IRAs only).

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers (selling firms) and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay sales commissions through AEFA to selling firms or their affiliated insurance agencies of up to 7% of purchase payments. We may also pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. A selling firm may elect to receive a lower sales commission on each purchase payment along with a quarterly supplemental trail commission beginning on or after the first contract anniversary of up to 1.25% of contract value for as long as the contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. Selling firms may be required to return sales commissions under certain circumstances. AEFA and other unaffiliated broker dealers may receive sales commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives in cash or credit or other compensation.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the sales commissions and other distribution expenses we pay through certain fees and charges described in this prospectus (see "Expense Summary"), including withdrawal charges and mortality and expense risk charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474 Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                                   2003          2002           2001           2000          1999
----------------------------------------------------------------------------------------------------------------
Net investment income                      $   372,194   $   292,067    $   271,718    $   299,759   $   322,746
Net gain (loss) on investments                  25,105             3        (89,920)           469         6,565
Other                                           21,318        18,906         16,245         12,248         8,338
TOTAL REVENUES                             $   418,617   $   310,976    $   198,043    $   312,476   $   337,649
INCOME (LOSS) BEFORE INCOME TAXES          $    56,704   $   (52,177)   $   (63,936)   $    38,452   $    50,662
NET INCOME (LOSS)                          $    37,629   $   (33,690)   $   (41,728)   $    24,365   $    33,987
TOTAL ASSETS                               $ 8,735,643   $ 8,026,730    $ 5,275,681    $ 4,652,221   $ 4,603,343


MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements.

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       66
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CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
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For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       69
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The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Innovations(SM) Select Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       71
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AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                              p.  3
Rating Agencies                                          p.  4
Principal Underwriter                                    p.  4
Independent Auditors                                     p.  4
Condensed Financial Information (Unaudited)              p.  5


Financial Statements

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAs, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES


ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

    EARLY WITHDRAWAL AMOUNT X [(     1 + i    )(TO THE POWER OF n/12) - 1] = MVA
                                 ------------
                                 1 + j + .001

    Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

          j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

          n = number of months remaining in the current Guarantee Period
              (rounded up).

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:


- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030          )(TO THE POWER OF 84/12) - 1] = -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030          )(TO THE POWER OF 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

- on Jan. 1, 2005 (the first contract anniversary) your total contract value is $55,545; and

- on Jan. 1, 2006 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                             $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 X 1.05 X $50,500                                                           $55,676
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                                 $55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 X 1.05 X $50,000                                                           $55,676
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE               $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                       0.55% X $55,545 = $305.50
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                              0.70% X $55,676 = $389.73
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =            0.75% X $55,676 = $417.57

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we add a purchase payment credit of $500; and

-  the contract anniversary date is Jan. 1 each year; and

- you withdraw the contract for its total value on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

-  you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                   CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                   Contract Value at time of full withdrawal:      $        60,000.00   $        40,000.00
                                         Contract Value on prior anniversary:               58,000.00            42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:               60,000.00            40,000.00
                                 less purchase payment still in the contract:               50,000.00            50,000.00
                                                                                   ------------------   ------------------
                            Earnings in the contact (but not less than zero):               10,000.00                 0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                    Earnings in the contract:               10,000.00                 0.00
                               10% of the prior anniversary's Contract Value:                5,800.00             4,200.00
                                                                                   ------------------   ------------------
                                                                         TFA:               10,000.00             4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn
        (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                             0.00             4,200.00
              ACV =  amount withdrawn in excess of earnings                                 50,000.00            40,000.00
               CV =  total contract value just prior to current withdrawal                  60,000.00            40,000.00
              TFA =  from Step 2                                                            10,000.00             4,200.00
            PPNPW =  purchase payment not previously withdrawn                              50,000.00            50,000.00

STEP 4.  We then calculate the withdrawal charge as:
                                                                         PPW:               50,000.00            50,000.00
                                                                    less XSF:                   (0.00)           (4,200.00)
                                                                                   ------------------   ------------------
                                amount of PPW subject to a withdrawal charge:               50,000.00            45,800.00
                                    multiplied by the withdrawal charge rate:                   X 7.0%               X 7.0%
                                                                                   ------------------   ------------------
                                                           withdrawal charge:                3,500.00             3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:               60,000.00            40,000.00
                                                           WITHDRAWAL CHARGE:               (3,500.00)           (3,206.00)
                             Contract charge (assessed upon full withdrawal):                  (40.00)              (40.00)
                                                                                   ------------------   ------------------

                                                NET FULL WITHDRAWAL PROCEEDS:      $        56,460.00   $        36,754.00


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we add a purchase payment credit of $500; and

-  the contract anniversary date is Jan. 1 each year; and

- you request a partial withdrawal of $15,000 on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

-  you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                   CONTRACT WITH GAIN   CONTRACT WITH LOSS

                                Contract Value at time of partial withdrawal:      $        60,000.00   $        40,000.00
                                         Contract Value on prior anniversary:               58,000.00            42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:               60,000.00            40,000.00
                                 less purchase payment still in the contract:               50,000.00            50,000.00
                                                                                   ------------------   ------------------
                            Earnings in the contact (but not less than zero):               10,000.00                 0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                    Earnings in the contract:               10,000.00                 0.00
                               10% of the prior anniversary's Contract Value:                5,800.00             4,200.00
                                                                                   ------------------   ------------------
                                                                         TFA:               10,000.00             4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                             0.00             4,200.00
              ACV =  amount withdrawn in excess of earnings                                  5,376.34            16,062.31
               CV =  total contract value just prior to current withdrawal                  60,000.00            40,000.00
              TFA =  from Step 2                                                            10,000.00             4,200.00
            PPNPW =  purchase payment not previously withdrawn                              50,000.00            50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:                5,376.34            19,375.80
                                                                    less XSF:                   (0.00)           (4,200.00)
                                                                                   ------------------   ------------------
                                amount of PPW subject to a withdrawal charge:                5,376.34            15,175.80
                                    multiplied by the withdrawal charge rate:                   X 7.0%               X 7.0%
                                                                                   ------------------   ------------------
                                                           withdrawal charge:                  376.34             1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:               15,376.34            16,062.31
                                                           WITHDRAWAL CHARGE:                 (376.34)           (1,062.31)
                                                                                   ------------------   ------------------

                                                NET FULL WITHDRAWAL PROCEEDS:      $        15,000.00   $        15,000.00


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

- on Jan. 1, 2005 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

- on March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

-  on March 1, 2006 the contract value grows to $23,000.


      WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2006 AS FOLLOWS:


      1. Contract value at death:                                                                 $    23,000.00
                                                                                                  ==============
      2. Purchase payments plus purchase payment credits, minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                    $    25,250.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,250
         ----------------  =                                                                           -1,721.59
              $22,000                                                                             --------------
         for a death benefit of:                                                                  $    23,528.41
                                                                                                  ==============
   ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                             $    23,528.41



EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

- on Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000; and

- on March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

   WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                    $    20,500.00
                                                                                                  ==============
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

         Total purchase payments and purchase payment credits:                                    $    20,200.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,200
         ----------------   =                                                                          -1,377.27
              $22,000                                                                             --------------
         for a death benefit of:                                                                  $    18,822.73
                                                                                                  ==============

   3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

         Greatest of your contract anniversary contract values:                                   $    24,000.00
         plus purchase payments and credits made since that anniversary:                                   +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000
         ----------------   =                                                                          -1,636.36
              $22,000                                                                             --------------
         for a death benefit of:                                                                  $    22,363.64
                                                                                                  ==============

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
   WHICH IS THE MAV:                                                                                              $    22,363.64
                                                                                                                  --------------


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                    $    22,800.00
                                                                                                  ==============
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

         Total purchase payments and purchase payment credits:                                    $    25,250.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,250
         ----------------  =                                                                           -1,558.64
              $24,300                                                                             --------------

         for a death benefit of:                                                                  $    23,691.36
                                                                                                  ==============
   3. THE 5% VARIABLE ACCOUNT FLOOR:

         The variable account floor on Jan. 1, 2005, calculated as:
         1.05 X $20,150 =                                                                         $    21,157.50
         plus purchase payments and purchase payment credits
         allocated to the subaccounts since that anniversary:                                              +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,157.50
         -------------------  =                                                                        -1,670.33
                $19,000                                                                           --------------
         variable account floor benefit:                                                          $    19,487.17
         plus the one-year fixed account value:                                                  +$     5,300.00
                                                                                                  ==============
         5% variable account floor (value of the GPAs, the one-year fixed account
         and the variable account floor):                                                         $    24,787.17

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
   VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                                $    24,787.17
                                                                                                                  --------------


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                    $    22,800.00
                                                                                                  ==============
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

         Total purchase payments and purchase payment credits:                                    $    25,250.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,250
         ----------------  =                                                                           -1,558.64
              $24,300                                                                             --------------

         for a death benefit of:                                                                  $    23,691.36
                                                                                                  ==============
   3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

         The MAV on the immediately preceding anniversary:                                        $    25,250.00
         plus purchase payments and purchase payment credits made since that anniversary:                  +0.00
         minus adjusted partial withdrawals made since that
         anniversary, calculated as:
         $1,500 X $25,250
         ----------------  =                                                                           -1,558.64
              $24,300                                                                             --------------

         for a MAV Death Benefit of:                                                              $    23,691.36
                                                                                                  ==============
   4. THE 5% VARIABLE ACCOUNT FLOOR:

         The variable account floor on Jan. 1, 2004,
         calculated as: 1.05 X $20,250 =                                                          $    21,262.50
         plus purchase payments and purchase payment credits
         allocated to the subaccounts since that anniversary:                                              +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,262.50
         -------------------  =                                                                        -1,678.62
                $19,000                                                                           --------------
         variable account floor benefit:                                                          $    19,583.88
         plus the one-year fixed account value:                                                        +5,300.00
         5% variable account floor (value of the GPAs, one-year fixed
         account and the variable account floor):                                                 $    24,883.88
                                                                                                  ==============

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                  $    24,883.88
                                                                                                                  --------------


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT

ASSUMPTIONS:


- You purchase the contract on Jan. 1, 2004 with a payment of $100,000, and you select a 7-year withdrawal charge schedule.


-  We add a purchase payment credit of $1,000 to your contract.



   The Guaranteed Benefit Amount (GBA) equals your purchase payment
   plus the purchase payment credit:                                               $ 101,000
   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
      0.07 X $101,000 =                                                            $   7,070
   The Remaining Benefit Amount (RBA) equals your purchase payment
   plus the purchase payment credit:                                               $ 101,000
   On Jan. 1, 2005 the contract value grows to $110,000. You decide to step up your benefit.
   The RBA equals 100% of your contract anniversary value:                         $ 110,000
   The GBA equals 100% of your contract anniversary value:                         $ 110,000
   The GBP equals 7% of your stepped-up GBA:
      0.07 X $110,000 =                                                            $   7,700
   On July 1, 2006 you decide to take a partial withdrawal of $7,700.
   You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial
   withdrawal:  $110,000 - $7,700 =                                                $ 102,300
   The GBA equals the GBA immediately prior to the partial withdrawal:             $ 110,000
   The GBP equals 7% of your GBA:
      0.07 X $110,000 =                                                            $   7,700
   On Jan. 1, 2007 you make an additional purchase payment of $50,000.
   We add a purchase payment credit of $500 to your contract.
   The new RBA for the contract is equal to your prior RBA plus 100%
   of the additional purchase payment and purchase payment credit:
      $102,300 + $50,500 =                                                         $ 152,800
   The new GBA for the contract is equal to your prior GBA plus 100%
   of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                         $ 160,500
   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                            $  11,235
   On Jan. 1, 2008 your contract value grows to $200,000. You decide to step up your benefit.
   The RBA equals 100% of your contract anniversary value:                         $ 200,000
   The GBA equals 100% of your contract anniversary value:                         $ 200,000
   The GBP equals 7% of your stepped-up GBA:
      0.07 X $200,000 =                                                            $  14,000


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2009 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of
   $14,000 so your RBA gets reset to the lesser of:
      (1) your contract value immediately following the partial withdrawal;
            $230,000 - $20,000 =                                                   $ 210,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
            $200,000 - $20,000 =                                                   $ 180,000
   Reset RBA = lesser of (1) or (2) =                                              $ 180,000
   The GBA gets reset to the lesser of:
      (1) your prior GBA                                                           $ 200,000
      OR
      (2) the greater of:
            a. your contract value immediately following the partial withdrawal;
                  $230,000 - $20,000 =                                             $ 210,000
            OR
            b. your Reset RBA.                                                     $ 180,000
      Greater of a. or b. =                                                        $ 210,000
   Reset GBA = lesser of (1) or (2) =                                              $ 200,000
   The Reset GBP is equal to 7% of your Reset GBA: 0.07 X $200,000 = $ 14,000 On
   July 1, 2012 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your
   RBA gets reset to the lesser of:
      (1) your contract value immediately following the partial withdrawal;
            $175,000 - $25,000 =                                                   $ 150,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
            $180,000 - $25,000 =                                                   $ 155,000
   Reset RBA = lesser of (1) or (2) =                                              $ 150,000
   The GBA gets reset to the lesser of:
      (1) your prior GBA;                                                          $ 200,000
      OR
      (2) the greater of:
            a. your contract value immediately following the partial withdrawal;
            $175,000 - $25,000 =                                                   $ 150,000
             OR
            b. your Reset RBA.                                                     $ 150,000
      Greater of a. or b. =                                                        $ 150,000
   Reset GBA = lesser of (1) or (2) =                                              $ 150,000
   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 X $150,000 =                                                            $  10,500


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

-  we immediately add a $1,000 purchase payment credit; and

- you invest all contract value in the subaccounts (Protected Investment Options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

-  the annuitant is male and age 55 at contract issue; and

-  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                   ASSUMED              PURCHASE             MAXIMUM            GUARANTEED
  CONTRACT                                        CONTRACT              PAYMENTS           ANNIVERSARY            INCOME
 ANNIVERSARY                                        VALUE              AND CREDITS       VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
--------------------------------------------------------------------------------------------------------------------------------
     1                                            $ 109,000            $ 101,000           $ 109,000           $ 109,000
     2                                              127,000                 none             127,000             127,000
     3                                              134,000                 none             134,000             134,000
     4                                              153,000                 none             153,000             153,000
     5                                               86,000                 none             153,000             153,000
     6                                              122,000                 none             153,000             153,000
     7                                              141,000                 none             153,000             153,000
     8                                              155,000                 none             155,000             155,000
     9                                              142,000                 none             155,000             155,000
    10                                              176,000                 none             176,000             176,000
    11                                              143,000                 none             176,000             176,000
    12                                              150,000                 none             176,000             176,000
    13                                              211,000                 none             211,000             211,000
    14                                              201,000                 none             211,000             211,000
    15                                              206,000                 none             211,000             211,000



(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
--------------------------------------------------------------------------------------------------------------------------------
    10                                            $ 176,000              $   788.48        $ 176,000             $   788.48
    11                                              143,000                  656.37          176,000                 807.84
    12                                              150,000                  706.50          176,000                 828.96
    13                                              211,000                1,019.13          211,000               1,019.13
    14                                              201,000                  996.96          211,000               1,046.56
    15                                              206,000                1,048.54          211,000               1,073.99



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



  CONTRACT                                               STANDARD PROVISIONS                 INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*           BENEFIT BASE          NO REFUND*
------------------------------------------------------------------------------------------------------------------------------------
    10                                            $ 176,000                $ 633.60          $ 176,000               $ 633.60
    11                                              143,000                  526.24            176,000                 647.68
    12                                              150,000                  564.00            176,000                 661.76
    13                                              211,000                  812.35            211,000                 812.35
    14                                              201,000                  793.95            211,000                 833.45
    15                                              206,000                  834.30            211,000                 854.55



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                              GUARANTEED
                                                                                                                INCOME
                                                   ASSUMED             PURCHASE               5%             BENEFIT BASE -
  CONTRACT                                        CONTRACT             PAYMENTS          ACCUMULATION        5% ACCUMULATION
 ANNIVERSARY                                        VALUE             AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
-------------------------------------------------------------------------------------------------------------------------------
     1                                            $ 109,000            $ 101,000           $ 106,050           $ 109,000
     2                                              127,000                 none             111,353             127,000
     3                                              134,000                 none             116,920             134,000
     4                                              153,000                 none             122,766             153,000
     5                                               86,000                 none             128,904             128,904
     6                                              122,000                 none             135,350             135,350
     7                                              141,000                 none             142,117             142,117
     8                                              155,000                 none             149,223             155,000
     9                                              142,000                 none             156,684             156,684
    10                                              176,000                 none             164,518             176,000
    11                                              143,000                 none             172,744             172,744
    12                                              150,000                 none             181,381             181,381
    13                                              211,000                 none             190,451             211,000
    14                                              201,000                 none             199,973             201,000
    15                                              206,000                 none             209,972             209,972



(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
---------------------------------------------------------------------------------------------------------------------------------
    10                                            $ 176,000              $   788.48        $ 176,000             $   788.48
    11                                              143,000                  656.37          172,744                 792.90
    12                                              150,000                  706.50          181,381                 854.31
    13                                              211,000                1,019.13          211,000               1,019.13
    14                                              201,000                  996.96          201,000                 996.96
    15                                              206,000                1,048.54          209,972               1,068.76



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                                                INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                    5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME  PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*           BENEFIT BASE           NO REFUND*
---------------------------------------------------------------------------------------------------------------------------------
    10                                            $ 176,000                $ 633.60           $176,000                $ 633.60
    11                                              143,000                  526.24            172,744                  635.70
    12                                              150,000                  564.00            181,381                  681.99
    13                                              211,000                  812.35            211,000                  812.35
    14                                              201,000                  793.95            201,000                  793.95
    15                                              206,000                  834.30            209,972                  850.39



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                             GUARANTEED
                                                                                                               INCOME
                                                                                                            BENEFIT BASE -
                                                                                                             GREATER OF
                             ASSUMED            PURCHASE              MAXIMUM               5%                MAV OR 5%
  CONTRACT                  CONTRACT            PAYMENTS            ANNIVERSARY        ACCUMULATION         ACCUMULATION
 ANNIVERSARY                 VALUE             AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
-----------------------------------------------------------------------------------------------------------------------------
     1                    $ 109,000           $ 101,000            $ 109,000           $ 106,050           $ 109,000
     2                      127,000                none              127,000             111,353             127,000
     3                      134,000                none              134,000             116,920             134,000
     4                      153,000                none              153,000             122,766             153,000
     5                       86,000                none              153,000             128,904             153,000
     6                      122,000                none              153,000             135,350             153,000
     7                      141,000                none              153,000             142,117             153,000
     8                      155,000                none              155,000             149,223             155,000
     9                      142,000                none              155,000             156,684             156,684
    10                      176,000                none              176,000             164,518             176,000
    11                      143,000                none              176,000             172,744             176,000
    12                      150,000                none              176,000             181,381             181,381
    13                      211,000                none              211,000             190,451             211,000
    14                      201,000                none              211,000             199,973             211,000
    15                      206,000                none              211,000             209,972             211,000



(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                     STANDARD PROVISIONS                          OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                               ASSUMED        PLAN B - LIFE WITH             GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                           CONTRACT VALUE      10 YEARS CERTAIN*               BENEFIT BASE       10 YEARS CERTAIN*
    10                                  $ 176,000              $   788.48                  $ 176,000             $   788.48
    11                                    143,000                  656.37                    176,000                 807.84
    12                                    150,000                  706.50                    181,381                 854.31
    13                                    211,000                1,019.13                    211,000               1,019.13
    14                                    201,000                  996.96                    211,000               1,046.56
    15                                    206,000                1,048.54                    211,000               1,073.99



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                                        INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                             STANDARD PROVISIONS                    OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                       ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE                                   CONTRACT VALUE         NO REFUND*           BENEFIT BASE            NO REFUND*
    10                                          $ 176,000                $ 633.60          $ 176,000                 $ 633.60
    11                                            143,000                  526.24            176,000                   647.68
    12                                            150,000                  564.00            181,381                   681.99
    13                                            211,000                  812.35            211,000                   812.35
    14                                            201,000                  793.95            211,000                   833.45
    15                                            206,000                  834.30            211,000                   854.55



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-    you have selected the seven-year withdrawal charge schedule; and

- we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.



     On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV Death
     Benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

     On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

     MAV Death Benefit (contract value):                                                                $   110,000

     plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
        0.40 X ($110,000 - $100,000) =                                                                       +4,000
                                                                                                        -----------
     Total death benefit of:                                                                            $   114,000

     On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV Death Benefit (MAV):                                                                           $   110,000

     plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 X ($110,000 - $100,000) =                                                                       +4,000
                                                                                                        -----------
     Total death benefit of:                                                                            $   114,000

     On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value).
     The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500
     ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV Death Benefit (MAV adjusted for partial withdrawals):                                          $    57,619

     plus the Benefit Protector(SM) benefit (40% of earnings at death):
        0.40 X ($57,619 - $55,000) =                                                                         +1,048
                                                                                                        -----------
     Total death benefit of:                                                                            $    58,667


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

     On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death  benefit on Feb. 1, 2006. The reduction in contract value has no effect.

     On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its  maximum of 250% of purchase payments not previously withdrawn that are one or more years old.
     The death benefit on Jan. 1, 2013 equals:

     MAV Death Benefit (contract value):                                                                $   200,000

     plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                                                +55,000
                                                                                                        -----------
     Total death benefit of:                                                                            $   255,000

     On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value.
     The death benefit on July 1, 2013 equals:

     MAV Death Benefit (contract value less any purchase payment credits
     added in the last 12 months):                                                                      $   249,500

     plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                                                +55,000
                                                                                                        -----------
     Total death benefit of:                                                                            $   304,500

     On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes. The death benefit on
     July 1, 2014 equals:

     MAV Death Benefit (contract value):                                                                $   250,000
     plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)
        0.40 X ($250,000 - $105,000) =                                                                      +58,000
                                                                                                        -----------
     TOTAL DEATH BENEFIT OF:                                                                                         $308,000


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and

- we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.



     On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or  $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

     On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2005 equals:

        MAV Death Benefit (contract value):                                                             $   110,000

        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death

        (MAV rider minus payments not previously withdrawn):
        0.40 X ($110,000 - $100,000) =                                                                       +4,000
                                                                                                        -----------
     Total death benefit of:                                                                            $   114,000

     On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

        MAV Death Benefit (MAV):                                                                        $   110,000

        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 X ($110,000 - $100,000) =                                                                       +4,000

        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 X $100,000 =                                                     +10,000
                                                                                                        -----------
     Total death benefit of:                                                                            $   124,000

     On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
     $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

        MAV Death Benefit (MAV adjusted for partial withdrawals):                                       $    57,619

        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
        0.40 X ($57,619 - $55,000) =                                                                         +1,048

        plus 10% of purchase payments made within 60 days of contract
        issue and not previously withdrawn: 0.10 X $55,000 =                                                 +5,500
                                                                                                        -----------
     Total death benefit of:                                                                            $    64,167

     On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death  benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

     On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its  maximum of 250% of purchase payments not previously withdrawn that are one or more years old.  Because we are beyond the fourth contract anniversary the Benefit
     Protector(SM) Plus also reaches its  maximum of 20%. The death benefit on Jan. 1, 2013 equals:

        MAV Death Benefit (contract value):                                                             $   200,000

        plus the Benefit Protector(SM) Plus benefit which equals
        40% of earnings at death, up to a maximum of 100%
        of purchase payments not previously withdrawn
        that are one or more years old                                                                      +55,000

        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 X $55,000 =                                       +11,000
                                                                                                        -----------
     Total death benefit of:                                                                            $   266,000

     On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value.
     The death benefit on July 1, 2013 equals:

        MAV Death Benefit (contract value less any purchase payment credits
        added in the last 12 months):                                                                   $   249,500

        plus the Benefit Protector(SM) Plus benefit which equals
        40% of earnings at death, up to a maximum of
        100% of purchase payments not previously withdrawn
        that are one or more years old                                                                      +55,000

        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 X $55,000 =                                       +11,000
                                                                                                        -----------
     Total death benefit of:                                                                            $   315,500

     On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2014 equals:

        MAV Death Benefit (contract value):                                                             $   250,000

        plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 X ($250,000 - $105,000) =                                                                      +58,000

        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 X $55,000 =                                                      +11,000
                                                                                                        -----------
     TOTAL DEATH BENEFIT OF:                                                                                          $319,000


     AMERICAN EXPRESS INNOVATIONS(SM) SELECT VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, ISSUER
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437


45304 A (4/04)

PROSPECTUS


APRIL 30, 2004


AMERICAN EXPRESS

INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)

           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Home Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

-  American Express(R) Variable Portfolio Funds

-  AIM Variable Insurance Funds, Series II Shares

-  AllianceBernstein Variable Products Series Fund, Inc. (Class B)

-  Fidelity(R) Variable Insurance Products Service Class 2

-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

-  MFS(R) Variable Insurance Trust(SM) - Service Class

-  Oppenheimer Variable Account Funds - Service Shares

-  Putnam Variable Trust - Class IB Shares

-  STI Classic Variable Trust

Please read the prospectuses carefully and keep them for future reference.


For applications signed on or after Nov. 6, 2003, contracts with a seven-year withdrawal charge schedule provide for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances.(1) (See "Buying Your Contract -- Purchase Payment Credits".) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                    3
THE CONTRACT IN BRIEF                                                        4
EXPENSE SUMMARY                                                              7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                 12
FINANCIAL STATEMENTS                                                        19
THE VARIABLE ACCOUNT AND THE FUNDS                                          20
GUARANTEE PERIOD ACCOUNTS (GPAs)                                            26
THE ONE-YEAR FIXED ACCOUNT                                                  29
BUYING YOUR CONTRACT                                                        29
CHARGES                                                                     32
VALUING YOUR INVESTMENT                                                     37
MAKING THE MOST OF YOUR CONTRACT                                            39
WITHDRAWALS                                                                 44
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                        45
CHANGING OWNERSHIP                                                          45
BENEFITS IN CASE OF DEATH                                                   46
OPTIONAL BENEFITS                                                           50
THE ANNUITY PAYOUT PERIOD                                                   63
TAXES                                                                       65
VOTING RIGHTS                                                               67
SUBSTITUTION OF INVESTMENTS                                                 68
ABOUT THE SERVICE PROVIDERS                                                 69
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                       70
ADDITIONAL INFORMATION                                                      78
EXPERTS                                                                     78
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
  FINANCIAL INFORMATION                                                     79
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                                       95
APPENDIX: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL                                               96


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred. All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Internal Revenue Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 20)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 26 and p.
   29)

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 29)


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENTS

   If paying by Systematic Investment Plan (SIP):

      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.


MAXIMUM TOTAL PURCHASE PAYMENTS*

      $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


For contracts issued in Alabama and Maryland, purchase payments are limited and you may not make purchase payments after the first contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 40)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 44)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 45)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 46)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 50)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 62)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 65)


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. 32):


-  $40 annual contract administrative charge(1);

- if you select the Guaranteed Minimum Income Benefit Rider - Maximum Anniversary Value (GMIB - MAV) an annual fee of 0.55% of the adjusted contract value(2);

- if you select the Guaranteed Minimum Income Benefit Rider - 6% Rising Floor (GMIB - 6% Rising Floor) an annual fee of 0.75% of the adjusted contract value(2);

- if you select the Performance Credit Rider (PCR), an annual fee of 0.15% of the contract value(2);

- if you select the Benefit Protector(SM) Death Benefit Rider (Benefit Protector), an annual fee of 0.25% of the contract value(3);

- if you select the Benefit Protector(SM) Plus Death Benefit Rider (Benefit Protector Plus), an annual fee of 0.40% of the contract value(3);

-  withdrawal charge;

- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal);

-  the operating expenses of the funds in which the subaccounts invest; and

- the total variable account expenses (if you make allocations to one or more subaccounts):

                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
QUALIFIED ANNUITIES
Return of Purchase Payments death benefit (ROP)                0.85%                     0.15%                      1.00%
Maximum Anniversary Value death benefit (MAV)(4),(5)           1.05                      0.15                       1.20
Enhanced Death Benefit (EDB)(4)                                1.15                      0.15                       1.30
NONQUALIFIED ANNUITIES
ROP death benefit                                              1.10                      0.15                       1.25
MAV death benefit(4),(5)                                       1.30                      0.15                       1.45
EDB(4)                                                         1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(6)
QUALIFIED ANNUITIES
ROP death benefit                                              1.15                      0.15                       1.30
MAV death benefit(4),(5)                                       1.35                      0.15                       1.50
EDB(4)                                                         1.45                      0.15                       1.60
NONQUALIFIED ANNUITIES
ROP death benefit                                              1.40                      0.15                       1.55
MAV death benefit(4),(5)                                       1.60                      0.15                       1.75
EDB(4)                                                         1.70                      0.15                       1.85


(1) Some states limit the amount of any contract charge allocated to the fixed account.


(2) If you select the PCR, you cannot add a GMIB rider. Available if the annuitant is 75 or younger at contract issue. Not available with ROP death benefit. May not be available in all states.
(3) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(4) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(5) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.
(6) The five-year withdrawal charge schedule may not be available in all states.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                      SEVEN-YEAR SCHEDULE                                              FIVE-YEAR SCHEDULE
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans").


                                                                                               ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                                       3.50%                         5.00%
Qualified discount rate                                                                   4.86%                         6.36%
Nonqualified discount rate                                                                5.11                          6.61

                                                                                               ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                                        3.50%                         5.00%
Qualified discount rate                                                                   5.16%                         6.66%
Nonqualified discount rate                                                                5.41                          6.91

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.



                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP death benefit                                              0.85%                     0.15%                      1.00%
MAV death benefit(1),(2)                                       1.05                      0.15                       1.20
EDB(1)                                                         1.15                      0.15                       1.30
NONQUALIFIED ANNUITIES
ROP death benefit                                              1.10                      0.15                       1.25
MAV death benefit(1),(2)                                       1.30                      0.15                       1.45
EDB(1)                                                         1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP death benefit                                              1.15                      0.15                       1.30
MAV death benefit(1),(2)                                       1.35                      0.15                       1.50
EDB(1)                                                         1.45                      0.15                       1.60
NONQUALIFIED ANNUITIES
ROP Payment death benefit                                      1.40                      0.15                       1.55
MAV death benefit(1),(2)                                       1.60                      0.15                       1.75
EDB(1)                                                         1.70                      0.15                       1.85



OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                           $  40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                      0.55%*
GMIB - 6% RISING FLOOR                                                          0.75%*


(As a percentage of the adjusted contract value charged annually on the contract anniversary.)


PCR FEE                                                                         0.15%*


(As a percentage of the contract value charged annually on the contract anniversary.)


BENEFIT PROTECTOR FEE                                                           0.25%*


(As a percentage of the contract value charged annually on the contract anniversary.)


BENEFIT PROTECTOR PLUS FEE                                                      0.40%*


(As a percentage of the contract value charged annually on the contract anniversary.)


* This fee applies only if you elect this optional feature.


(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.


(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS


(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                                        MINIMUM          MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements              .64%             3.91%


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                      GROSS TOTAL
                                                                          MANAGEMENT       12b-1          OTHER         ANNUAL
                                                                             FEES          FEES          EXPENSES      EXPENSES
AXP(R) Variable Portfolio
       Cash Management Fund                                                  .51%           .13%           .06%          .70%(1)
       Diversified Bond Fund                                                 .60            .13            .08           .81(1)
       Diversified Equity Income Fund                                        .53            .13            .10           .76(1)
       Growth Fund                                                           .65            .13            .21           .99(1)
       NEW DIMENSIONS FUND(R)                                                .62            .13            .07           .82(1)
       Partners Small Cap Value Fund                                         .99            .13            .43          1.55(1)
       S&P 500 Index Fund                                                    .29            .13            .22           .64(2)
       Short Duration U.S. Government Fund                                   .61            .13            .08           .82(1)
AIM V.I.
       AIM V.I. Basic Value Fund, Series II Shares                           .73            .25            .31          1.29(3)
       AIM V.I. Capital Development Fund, Series II Shares                   .75            .25            .38          1.38(3)
       AIM V.I. Premier Equity Fund, Series II Shares                        .61            .25            .24          1.10(3)
AllianceBernstein Variable Products Series Fund, Inc.
       AllianceBernstein VP Growth and Income Portfolio (Class B)            .63            .25            .03           .91(4)
       AllianceBernstein VP Premier Growth Portfolio (Class B)              1.00            .25            .05          1.30(4)
       AllianceBernstein VP Technology Portfolio (Class B)                  1.00            .25            .12          1.37(4)
       AllianceBernstein VP Total Return Portfolio (Class B)                 .63            .25            .17          1.05(4)
Fidelity(R) VIP
       Contrafund(R) Portfolio Service Class 2                               .58            .25            .10           .93(5)
       Growth Portfolio Service Class 2                                      .58            .25            .09           .92(6)
       Mid Cap Portfolio Service Class 2                                     .58            .25            .12           .95(5)
       Overseas Portfolio Service Class 2                                    .73            .25            .18          1.16(5)
FTVIPT
       Franklin Real Estate Fund - Class 2                                   .50            .25            .03           .78(7),(8)
       Franklin Small Cap Fund - Class 2                                     .51            .25            .29          1.05(8),(9)
       Franklin Small Cap Value Securities Fund - Class 2                    .57            .25            .19          1.01(8),(9)
       Mutual Shares Securities Fund - Class 2                               .60            .25            .20          1.05(8)
       Templeton Foreign Securities Fund - Class 2                           .69            .25            .22          1.16(9)


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

..TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                GROSS TOTAL
                                                                   MANAGEMENT       12b-1          OTHER          ANNUAL
                                                                      FEES          FEES          EXPENSES       EXPENSES
MFS(R)
     Investors Growth Stock Series - Service Class                    .75%           .25%           .13%         1.13%(10),(11)
     New Discovery Series - Service Class                             .90            .25            .14          1.29(10),(11)
     Total Return Series - Service Class                              .75            .25            .09          1.09(10)
     Utilities Series - Service Class                                 .75            .25            .17          1.17(10),(11)

Oppenheimer Variable Account Funds
     Capital Appreciation Fund/VA, Service Shares                     .65            .25            .04           .94(12)
     Global Securities Fund/VA, Service Shares                        .63            .25            .05           .93(12)
     High Income Fund/VA, Service Shares                              .73            .25            .06          1.04(12)
     Main Street Small Cap Fund/VA, Service Shares                    .75            .25            .23          1.23(12)
     Strategic Bond Fund/VA, Service Shares                           .72            .25            .05          1.02(12)

Putnam Variable Trust
     Putnam VT Growth and Income Fund - Class IB Shares               .48            .25            .05           .78(12)
     Putnam VT International Equity Fund - Class IB Shares            .76            .25            .18          1.19(12)
     Putnam VT Research Fund - Class IB Shares                        .65            .25            .14          1.04(12)
     Putnam VT Vista Fund - Class IB Shares                           .65            .25            .11          1.01(12)

STI Classic Variable Trust -
     Capital Appreciation Fund                                       1.15             --             .35          1.50(13)
     Growth and Income Fund                                           .90             --            1.30          2.20(14)
     International Equity Fund                                       1.25             --            2.66          3.91(13)
     Investment Grade Bond Fund                                       .74             --             .51          1.25(13)
     Mid-Cap Equity Fund                                             1.15             --             .69          1.84(13)
     Small Cap Value Equity Fund                                     1.15             --             .64          1.79(13)
     Value Income Stock Fund                                          .80             --             .39          1.19(13)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contract and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31. 2003.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003. From Dec. 1, 2003 through Dec. 31, 2003 AllianceBernstein VP Premier Growth Portfolio (Class B) had a voluntary waiver. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.99%, 0.05% and 1.29%.
(5) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(6) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.
(7)  The Fund administration fee is paid indirectly through the management fee.
(8) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2, (0.02%) and 0.99% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.04%) and 1.12% for FTVIPT Templeton Foreign Securities Fund - Class 2.
(10) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

(11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.12% for Investors Growth Stock Series, 1.28% for New Discovery Series and 1.16% for Utilities Series.
(12) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.
(13) The adviser has voluntarily agreed to reduce or limit its "Management fees" to the extent "Gross total annual expenses" exceed 1.15% for STI Classic Variable Trust Capital Appreciation Fund, 1.60% for STI Classic Variable Trust International Equity Fund, 0.75% for STI Classic Variable Trust Investment Grade Bond Fund, 1.15% for STI Classic Variable Trust Mid-Cap Equity Fund, 1.20% for STI Classic Variable Trust Small Cap Value Equity Fund and 0.95% for STI Classic Variable Trust Value Income Stock Fund. These fee waivers remain in place as of the date of the prospectus, but the Adviser may discontinue all or part of these fee waivers at any time.
(14) The STI Classic Variable Trust Growth and Income Fund has contractually agreed to waive fees and reimburse expenses until May 1, 2004 in order to keep "Gross total operating expenses" from exceeding 1.20%.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the optional MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS    10 YEARS   1 YEAR     3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule       $1,469.33  $2,674.17  $3,835.19  $6,205.61  $  669.33  $1,974.17  $3,235.19  $6,205.61
Five-year withdrawal charge schedule         1,500.08   2,658.48   3,563.08   6,402.93     700.08   2,058.48   3,363.08   6,402.93



QUALIFIED ANNUITY                            1 YEAR     3 YEARS    5 YEARS    10 YEARS   1 YEAR     3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule       $1,443.70  $2,603.48  $3,727.32  $6,036.31  $  643.70  $1,903.48  $3,127.32  $6,036.31
Five-year withdrawal charge schedule         1,474.45   2,588.26   3,456.63   6,238.93     674.45   1,988.26   3,256.63   6,238.93


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS    10 YEARS   1 YEAR     3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule       $  995.78  $1,305.37  $1,640.27  $2,248.71  $  195.78  $  605.37  $1,040.27  $2,248.71
Five-year withdrawal charge schedule         1,026.53   1,298.33   1,396.29   2,565.36     226.53     698.33   1,196.29   2,565.36



QUALIFIED ANNUITY                            1 YEAR     3 YEARS    5 YEARS    10 YEARS   1 YEAR     3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule       $  970.15  $1,227.47  $1,508.76  $1,977.61  $  170.15  $  527.47  $  908.76  $1,977.61
Five-year withdrawal charge schedule         1,000.90   1,220.91   1,266.41   2,302.14     200.90     620.91   1,066.41   2,302.14



* In these examples, the $40 contract administrative charge is approximated as a .020% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                               2003        2002      2001       2000
--------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (5/30/2000)
Accumulation unit value at beginning of period                                  $    1.06  $    1.06  $    1.03  $    1.00
Accumulation unit value at end of period                                        $    1.05  $    1.06  $    1.06  $    1.03
Number of accumulation units outstanding at end of period (000 omitted)               813        697        554         53

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (0.59%)
AND (0.59%), RESPECTIVELY.

SUBACCOUNT UBND1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (5/21/2002)
Accumulation unit value at beginning of period                                  $    1.04  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.08  $    1.04         --         --
Number of accumulation units outstanding at end of period (000 omitted)               572         63         --         --

SUBACCOUNT UDEI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.78  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.10  $    0.78         --         --
Number of accumulation units outstanding at end of period (000 omitted)               140         26         --         --

SUBACCOUNT UGRO1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.81  $    1.00         --         --
Accumulation unit value at end of period                                        $    0.98  $    0.81         --         --
Number of accumulation units outstanding at end of period (000 omitted)                24         --         --         --

SUBACCOUNT UNDM1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.59  $    0.76  $    0.92  $    1.00
Accumulation unit value at end of period                                        $    0.72  $    0.59  $    0.76  $    0.92
Number of accumulation units outstanding at end of period (000 omitted)               301         95         20         --

SUBACCOUNT USVA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.79  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.08  $    0.79         --         --
Number of accumulation units outstanding at end of period (000 omitted)                54         21         --         --

SUBACCOUNT USPF1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.61  $    0.80  $    0.92  $    1.00
Accumulation unit value at end of period                                        $    0.78  $    0.61  $    0.80  $    0.92
Number of accumulation units outstanding at end of period (000 omitted)               748        360        112          7

SUBACCOUNT UFIF1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (5/30/2000)
Accumulation unit value at beginning of period                                  $    1.17  $    1.11  $    1.06  $    1.00
Accumulation unit value at end of period                                        $    1.17  $    1.17  $    1.11  $    1.06
Number of accumulation units outstanding at end of period (000 omitted)               849        645         30         --

SUBACCOUNT UABA1 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.76  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.00  $    0.76         --         --
Number of accumulation units outstanding at end of period (000 omitted)               623        113         --         --

SUBACCOUNT UAAD1 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.75  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.00  $    0.75         --         --
Number of accumulation units outstanding at end of period (000 omitted)                62         30         --         --

SUBACCOUNT UAVA1 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.78  $    1.00         --         --
Accumulation unit value at end of period                                        $    0.96  $    0.78         --         --
Number of accumulation units outstanding at end of period (000 omitted)                21          3         --         --


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                               2003        2002      2001       2000
--------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UGIP1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.74  $    0.97  $    0.97  $    1.00
Accumulation unit value at end of period                                        $    0.97  $    0.74  $    0.97  $    0.97
Number of accumulation units outstanding at end of period (000 omitted)             1,510      1,341        640         31

SUBACCOUNT UPRG1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.45  $    0.65  $    0.80  $    1.00
Accumulation unit value at end of period                                        $    0.55  $    0.45  $    0.65  $    0.80
Number of accumulation units outstanding at end of period (000 omitted)               893      1,003        741         47

SUBACCOUNT UTEC1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.30  $    0.51  $    0.69  $    1.00
Accumulation unit value at end of period                                        $    0.42  $    0.30  $    0.51  $    0.69
Number of accumulation units outstanding at end of period (000 omitted)               655        372        364         44

SUBACCOUNT UAGR1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B)) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.91  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.07  $    0.91         --         --
Number of accumulation units outstanding at end of period (000 omitted)                38          9         --         --

SUBACCOUNT UFCO1 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.86  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.10  $    0.86         --         --
Number of accumulation units outstanding at end of period (000 omitted)             1,212        209         --         --

SUBACCOUNT UFGR1 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.75  $    1.00         --         --
Accumulation unit value at end of period                                        $    0.98  $    0.75         --         --
Number of accumulation units outstanding at end of period (000 omitted)               127         18         --         --

SUBACCOUNT UFMC1 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.85  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.16  $    0.85         --         --
Number of accumulation units outstanding at end of period (000 omitted)               543         94         --         --

SUBACCOUNT UFOV1 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.75  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.07  $    0.75         --         --
Number of accumulation units outstanding at end of period (000 omitted)                53         23         --         --

SUBACCOUNT URES1 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.93  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.26  $    0.93         --         --
Number of accumulation units outstanding at end of period (000 omitted)                68         14         --         --

SUBACCOUNT USMC1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.53  $    0.75  $    0.90  $    1.00
Accumulation unit value at end of period                                        $    0.72  $    0.53  $    0.75  $    0.90
Number of accumulation units outstanding at end of period (000 omitted)               712        656        312         52

SUBACCOUNT UVAS1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.80  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.05  $    0.80         --         --
Number of accumulation units outstanding at end of period (000 omitted)               169         24         --         --

SUBACCOUNT UMSS1 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                  $    1.01  $    1.16  $    1.09  $    1.00
Accumulation unit value at end of period                                        $    1.25  $    1.01  $    1.16  $    1.09
Number of accumulation units outstanding at end of period (000 omitted)             2,566        753         61         21

SUBACCOUNT UINT1 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.68  $    0.85  $    1.02  $    1.00
Accumulation unit value at end of period                                        $    0.89  $    0.68  $    0.85  $    1.02
Number of accumulation units outstanding at end of period (000 omitted)               734        513        324         22

SUBACCOUNT UGRS1 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.50  $    0.71  $    0.95  $    1.00
Accumulation unit value at end of period                                        $    0.61  $    0.50  $    0.71  $    0.95
Number of accumulation units outstanding at end of period (000 omitted)               515        421        326          3

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                               2003        2002      2001       2000
--------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UNDS1 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.64  $    0.95  $    1.01  $    1.00
Accumulation unit value at end of period                                        $    0.84  $    0.64  $    0.95  $    1.01
Number of accumulation units outstanding at end of period (000 omitted)               388        165        115         27

SUBACCOUNT UTRS1 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                  $    1.04  $    1.10  $    1.12  $    1.00
Accumulation unit value at end of period                                        $    1.19  $    1.04  $    1.10  $    1.12
Number of accumulation units outstanding at end of period (000 omitted)             2,457      1,585        792         45

SUBACCOUNT USUT1 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.87  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.17  $    0.87         --         --
Number of accumulation units outstanding at end of period (000 omitted)                40         --         --         --

SUBACCOUNT UOCA1 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.78  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.01  $    0.78         --         --
Number of accumulation units outstanding at end of period (000 omitted)               130          9         --         --

SUBACCOUNT UOGS1 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.77  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.09  $    0.77         --         --
Number of accumulation units outstanding at end of period (000 omitted)               154         25         --         --

SUBACCOUNT UOHI1 (INVESTING IN SHARES OF OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.96  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.18  $    0.96         --         --
Number of accumulation units outstanding at end of period (000 omitted)               301         18         --         --

SUBACCOUNT UOSM1 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.79  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.13  $    0.79         --         --
Number of accumulation units outstanding at end of period (000 omitted)               121         33         --         --

SUBACCOUNT USTB1 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    1.04  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.20  $    1.04         --         --
Number of accumulation units outstanding at end of period (000 omitted)               995         38         --         --

SUBACCOUNT UGIN1 (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.79  $    0.99  $    1.07  $    1.00
Accumulation unit value at end of period                                        $    1.00  $    0.79  $    0.99  $    1.07
Number of accumulation units outstanding at end of period (000 omitted)               530        379        287         --

SUBACCOUNT UIGR1 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.80  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.01  $    0.80         --         --
Number of accumulation units outstanding at end of period (000 omitted)               178         33         --         --

SUBACCOUNT UPRE1 (INVESTING IN SHARES OF PUTNAM VT RESEARCH FUND - CLASS IB SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                  $    0.81  $    1.00         --         --
Accumulation unit value at end of period                                        $    1.00  $    0.81         --         --
Number of accumulation units outstanding at end of period (000 omitted)                 4          1         --         --

SUBACCOUNT UVIS1 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                  $    0.42  $    0.60  $    0.92  $    1.00
Accumulation unit value at end of period                                        $    0.55  $    0.42  $    0.60  $    0.92
Number of accumulation units outstanding at end of period (000 omitted)               233        163        265         35

SUBACCOUNT USAP1 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND) (1/29/2003)
Accumulation unit value at beginning of period                                  $    1.00         --         --         --
Accumulation unit value at end of period                                        $    1.21         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                14         --         --         --

SUBACCOUNT USGR1 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                  $    1.00         --         --         --
Accumulation unit value at end of period                                        $    1.29         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                26         --         --         --

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                               2003        2002      2001       2000
--------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT USIE1 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                  $    1.00         --         --         --
Accumulation unit value at end of period                                        $    1.43         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                 1         --         --         --

SUBACCOUNT USIG1 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                  $    1.00         --         --         --
Accumulation unit value at end of period                                        $    1.01         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                13         --         --         --

SUBACCOUNT USME1 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                  $    1.00         --         --         --
Accumulation unit value at end of period                                        $    1.32         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                 8         --         --         --

SUBACCOUNT USSV1 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                  $    1.00         --         --         --
Accumulation unit value at end of period                                        $    1.41         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                10         --         --         --

SUBACCOUNT USVI1 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND) (1/29/2003)
Accumulation unit value at beginning of period                                  $    1.00         --         --         --
Accumulation unit value at end of period                                        $    1.26         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                 8         --         --         --

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                              2003
-------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                              55

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AS OF DEC. 31,
2003 WERE (1.41%) AND (1.40%), RESPECTIVELY.

SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                              63

SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                               9

SUBACCOUNT UGRO8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                              37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                               3

SUBACCOUNT USPF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                              22

SUBACCOUNT UFIF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                             234

SUBACCOUNT UABA8 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                              27

SUBACCOUNT UAAD8 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                               1

SUBACCOUNT UAVA8 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT UGIP8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B))
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.32
Number of accumulation units outstanding at end of period (000 omitted)                              47

SUBACCOUNT UPRG8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.24
Number of accumulation units outstanding at end of period (000 omitted)                               3


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                              2003
-------------------------------------------------------------------------------------------------------
SUBACCOUNT UTEC8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                               9

SUBACCOUNT UAGR8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B))
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.15
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT UFCO8 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                             205

SUBACCOUNT UFGR8 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                               5

SUBACCOUNT UFMC8 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.38
Number of accumulation units outstanding at end of period (000 omitted)                             143

SUBACCOUNT UFOV8 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                               5

SUBACCOUNT URES8 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT USMC8 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                               5

SUBACCOUNT UVAS8 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.37
Number of accumulation units outstanding at end of period (000 omitted)                              50

SUBACCOUNT UMSS8 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                             349

SUBACCOUNT UINT8 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                              44

SUBACCOUNT UGRS8 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                               2

SUBACCOUNT UNDS8 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT UTRS8 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                             240

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                              2003
-------------------------------------------------------------------------------------------------------
SUBACCOUNT USUT8 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                              12

SUBACCOUNT UOCA8 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                              59

SUBACCOUNT UOGS8 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                               4

SUBACCOUNT UOHI8 (INVESTING IN SHARES OF OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.11
Number of accumulation units outstanding at end of period (000 omitted)                              21

SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES)
(1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                              29

SUBACCOUNT USTB8 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                             141

SUBACCOUNT UGIN8 (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.29
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT UIGR8 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.34
Number of accumulation units outstanding at end of period (000 omitted)                              41

SUBACCOUNT UPRE8 (INVESTING IN SHARES OF PUTNAM VT RESEARCH FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT UVIS8 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.32
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT USAP8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.20
Number of accumulation units outstanding at end of period (000 omitted)                               7

SUBACCOUNT USGR8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.27
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT USIE8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.42
Number of accumulation units outstanding at end of period (000 omitted)                              --

SUBACCOUNT USIG8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                               7

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                              2003
-------------------------------------------------------------------------------------------------------
SUBACCOUNT USME8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                               2

SUBACCOUNT USSV8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                               2

SUBACCOUNT USVI8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                  $  1.00
Accumulation unit value at end of period                                                        $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                               6

FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or our affiliates and the selling firms who distribute this contract.

Purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including but not limited to 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract. Some of these arrangements or relationships may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -     Maximum current income consistent with liquidity    American Express Financial Corporation (AEFC)
Cash Management Fund            and stability of principal. Invests primarily in
                                money market instruments, such as marketable
                                debt obligations issued by the U.S. government
                                or its agencies, bank certificates of deposit,
                                bankers' acceptances, letters of credit, and
                                commercial paper, including asset-backed
                                commercial paper.

AXP(R) Variable Portfolio -     High level of current income while attempting       AEFC
Diversified Bond Fund           to conserve the value of the investment and
                                continuing a high level of income for the
                                longest period of time. Under normal market
                                conditions, the Fund invests at least 80% of
                                its net assets in bonds and other debt
                                obligations.

AXP(R) Variable Portfolio -     High level of current income and, as a secondary    AEFC
Diversified Equity Income       goal, steady growth of capital. Under normal
Fund                            market conditions, the Fund invests at least 80%
                                of its net assets in dividend-paying common and
                                preferred stocks.

AXP(R) Variable Portfolio -     Long-term capital growth. Invests primarily in      AEFC
Growth Fund                     common stocks that appear to offer growth
                                opportunities.

AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily      AEFC
NEW DIMENSIONS FUND(R)          in common stocks showing potential for significant
                                growth.

AXP(R) Variable Portfolio -     Long-term capital appreciation. Non-diversified     AEFC, adviser; Goldman Sachs Asset Management,
Partners Small Cap Value        mutual fund that invests primarily in equity        L.P., Royce & Associates, LLC, Donald Smith &
Fund                            securities. Under normal market conditions, at      Co., Inc., Franklin Portfolio Associates LLC and
                                least 80% of its net assets will be invested in     Barrow, Hanley, Mewhinney & Strauss, Inc.,
                                companies with market capitalization of less        subadvisers.
                                than $2 billion, which also includes micro
                                capitalization companies with market
                                capitalization of less than $400 million, at the
                                time of investment.

AXP(R) Variable Portfolio -     Long-term capital appreciation. Non-diversified     AEFC
S&P 500 Index Fund              mutual fund that invests primarily in securities
                                of large-capitalization stocks of U.S. companies
                                that are expected to provide investment results
                                that correspond to the performance of the S&P
                                500(R) Index

AXP(R) Variable Portfolio -     A high level of current income and safety of        AEFC
Short Duration U.S. Government  principal consistent with an investment in U.S.
Fund                            government and government agency securities.
                                Under normal market conditions, at least 80% of
                                the Fund's net assets are invested in securities
                                issued or guaranteed as to principal and
                                interest by the U.S. government, its agencies or
                                instrumentalities.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund,      Long-term growth of capital. Invests at least       A I M Advisors, Inc.
Series II Shares                65% of its total assets in equity securities of
                                U.S. issuers that have market capitalizations of
                                greater than $500 million and are believed to be
                                undervalued in relation to long-term earning
                                power or other factors. The fund may invest 25%
                                of its assets in foreign securities.

AIM V.I. Capital Development    Long-term growth of capital. Invests primarily      A I M Advisors, Inc.
Fund, Series II Shares          in securities (including common stocks,
                                convertible securities and bonds) of small- and
                                medium-sized companies. The Fund may invest up
                                to 25% of its assets in foreign securities.

AIM V.I. Premier Equity Fund,   Long-term growth of capital with income as a        A I M Advisors, Inc.
Series II Shares                secondary objective. Invests normally at least
                                80% of its net assets, plus the amount of any
                                borrowings for investment purposes, in equity
                                securities including convertible securities. The
                                fund also may invest in preferred stocks and
                                debt instruments that have prospects for growth
                                of capital. The Fund may invest up to 25% of its
                                assets in foreign securities.

AllianceBernstein VP Growth     Reasonable current income and reasonable            Alliance Capital Management L.P.
and Income Portfolio (Class B)  appreciation. Invests primarily in dividend-paying common stocks of good quality.

AllianceBernstein VP Premier    Long-term growth of capital by pursuing             Alliance Capital Management L.P.
Growth Portfolio (Class B)      aggressive investment policies. Invests
                                primarily in equity securities of a limited
                                number of large, carefully selected,
                                high-quality U.S. companies that are judged
                                likely to achieve superior earnings growth.

AllianceBernstein VP            Growth of capital. Current income is only an        Alliance Capital Management L.P.
Technology Portfolio (Class B)  incidental consideration. Invests primarily in securities of companies expected to benefit from
                                technological advances and improvements.

AllianceBernstein VP Total      Achieve a high return through a combination of      Alliance Capital Management L.P.
Return Portfolio (Class B)      current income and capital appreciation. Invests
                                primarily in U.S. government and agency
                                obligations, bonds, fixed-income senior
                                securities (including short-and long-term debt
                                securities and preferred stocks to the extent
                                their value is attributable to their
                                fixed-income characteristics), and common
                                stocks.

Fidelity(R) VIP Contrafund(R)   Seeks long-term capital appreciation. Normally      Fidelity Management & Research Company (FMR),
Portfolio Service Class 2       invests primarily in common stocks. Invests in      investment manager; FMR U.K. and FMR Far East,
                                securities of companies whose value it believes     sub-investment advisers.
                                is not fully recognized by the public. Invests
                                in either "growth" stocks or "value" stocks or
                                both. The fund invests in domestic and foreign
                                issuers.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth          Seeks to achieve capital appreciation. Normally     Fidelity Management & Research Company (FMR),
Portfolio Service Class 2       invests primarily in common stocks. Invests in      investment manager; FMR U.K., FMR Far East,
                                companies that it believes have above-average       sub-investment advisers.
                                growth potential (stocks of these companies are
                                often called "growth" stocks). The Fund invests
                                in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap         Seeks long-term growth of capital. Normally         FMR, investment manager; FMR U.K., FMR Far East,
Portfolio Service Class 2       invests primarily in common stocks. Normally        sub-investment advisers.
                                invests at least 80% of assets in securities of
                                companies with medium market capitalizations.
                                May invest in companies with smaller or larger
                                market capitalizations. Invests in domestic and
                                foreign issuers. The Fund invests in growth or
                                value common stocks.

Fidelity(R) VIP Overseas        Seeks long-term growth of capital. Normally         FMR, investment manager; FMR U.K., FMR Far East,
Portfolio Service Class 2       invests primarily in common stocks of foreign       Fidelity International Investment Advisors
                                securities. Normally invests at least 80% of        (FIIA) and FIIA U.K., sub-investment advisers.
                                assets in non-U.S. securities.

FTVIPT Franklin Real Estate     Seeks capital appreciation, with current income     Franklin Advisers, Inc.
Fund - Class 2                  as a secondary goal. The Fund normally invests
                                at least 80% of its net assets in investments of
                                companies operating in the real estate sector.
                                The Fund invests primarily in real estate
                                investment trusts, with generally medium to small
                                market capitalizations, and in companies that
                                derive at least half of their assets or revenues
                                from the ownership, construction, management, or
                                sale of residential, commercial or industrial
                                real estate.

FTVIPT Franklin Small Cap       Seeks long-term capital growth. The Fund            Franklin Advisers, Inc.
Fund - Class 2                  normally invests at least 80% of its net assets
                                in investments of small capitalization
                                companies. For this Fund, small-cap companies
                                are those with market capitalization values not
                                exceeding (i) $1.5 billion or (ii) the highest
                                market capitalization value in the Russell
                                2000(R) Index, whichever is greater, at the time
                                of purchase.

FTVIPT Franklin Small Cap       Seeks long-term total return. The Fund normally     Franklin Advisory Services, LLC
Value Securities Fund -         invests at least 80% of its net assets in
Class 2                         investments of small capitalization companies.
                                For this Fund, small-cap companies are those
                                with market cap values not exceeding $2.5
                                billion, at the time of purchase. The Fund
                                invests in small companies that the Fund's
                                manager believes are undervalued.

FTVIPT Mutual Shares            Seeks capital appreciation, with income as a        Franklin Mutual Advisers, LLC
Securities Fund - Class 2       secondary goal. The Fund normally invests mainly
                                in U.S. equity securities that the Fund's manager
                                believes are available at market prices less than
                                their value based on certain recognized or
                                objective criteria, including undervalued stocks,
                                merger/risk arbitrage securities and distressed
                                companies.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign        Seeks long-term capital growth. The Fund            Templeton Investment Counsel, LLC
Securities Fund - Class 2       normally invests at least 80% of its net assets
                                in investments of issuers located outside the
                                U.S., including those in emerging markets.

MFS(R) Investors Growth Stock   Long-term growth of capital and future income.      MFS Investment Management(R)
Series - Service Class          Invests at least 80% of its net assets in common
                                stocks and related securities of companies which
                                MFS(R) believes offer better than average
                                prospects for long-term growth.

MFS(R) New Discovery Series -   Capital appreciation. Invests in at least 65% of    MFS Investment Management(R)
Service Class                   its net assets in equity securities of emerging
                                growth companies.

MFS(R) Total Return Series -    Above-average income consistent with the prudent    MFS Investment Management(R)
Service Class                   employment of capital, with growth of capital
                                and income as a secondary objective. Invests
                                primarily in a combination of equity and fixed
                                income securities.

MFS(R) Utilities Series -       Capital growth and current income. Invests          MFS Investment Management(R)
Service Class                   primarily in equity and debt securities of
                                domestic and foreign companies in the utilities
                                industry.

Oppenheimer Capital             Capital appreciation. Invests in securities of      OppenheimerFunds, Inc.
Appreciation Fund/VA, Service   well-known, established companies.
Shares

Oppenheimer Global Securities   Long-term capital appreciation. Invests mainly      OppenheimerFunds, Inc.
Fund/VA, Service Shares         in common stocks of U.S. and foreign issuers
                                that are "growth-type" companies, cyclical
                                industries and special situations that are
                                considered to have appreciation possibilities.

Oppenheimer High Income         High level of current income. Invests in            OppenheimerFunds, Inc.
Fund/VA, Service Shares         high-yield fixed-income securities.

Oppenheimer Main Street Small   Seeks capital appreciation. Invests mainly in       OppenheimerFunds, Inc.
Cap Fund/VA, Service            common stocks of small-capitalization U.S.
Shares                          companies that the fund's investment manager
                                believes have favorable business trends or
                                prospects.

Oppenheimer Strategic Bond      High level of current income principally derived    OppenheimerFunds, Inc.
Fund/VA, Service Shares         from interest on debt securities. Invests mainly
                                in three market sectors: debt securities of
                                foreign governments and companies, U.S.
                                government securities and lower-rated high yield
                                securities of U.S. and foreign companies.

Putnam VT Growth and Income     Capital growth and current income. The fund         Putnam Investment Management, LLC
Fund - Class IB Shares          pursues its goal by investing mainly in common
                                stocks of U.S. companies with a focus on value
                                stocks that offer the potential for capital
                                growth, current income or both.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International         Capital appreciation. The fund pursues its goal     Putnam Investment Management, LLC
Equity Fund - Class IB          by investing mainly in common stocks of
Shares                          companies outside the United States that Putnam
                                Management believes have favorable investment
                                potential. Under normal circumstances, the fund
                                invests at least 80% of the fund's net assets in
                                equity investments.

Putnam VT Research Fund -       Capital appreciation. The Fund pursues its goal     Putnam Investment Management, LLC
Class IB Shares                 by investing mainly in common stocks of U.S.
                                companies that Putnam Management thinks have the
                                greatest potential for capital appreciation,
                                with stock prices that reflect a value lower
                                than that we place on the company, or whose
                                earnings we believe are likely to grow over
                                time.

Putnam VT Vista Fund - Class    Capital appreciation. The fund pursues its goal     Putnam Investment Management, LLC
IB Shares                       by investing mainly in common stocks of U.S.
                                companies with a focus on growth stocks.

STI Classic Variable Trust      Capital appreciation. Invests primarily in U.S.     Trusco Capital Management, Inc.
Capital Appreciation Fund       common stocks and other equity securities that
                                the Adviser believes have strong business
                                fundamentals, such as revenue growth, cash
                                flows, and earning trends.

STI Classic Variable Trust      Long-term capital appreciation with a secondary     Trusco Capital Management, Inc.
Growth and Income Fund          goal of current income. Invests primarily in
                                equity securities, including any listed ADRs
                                (American Depositary Receipts) of domestic and
                                foreign companies having market capitalizations
                                of $1.5 billion.

STI Classic Variable Trust      Long-term capital appreciation. Invests             Trusco Capital Management, Inc.
International Equity Fund       primarily in common stocks and other equity
                                securities of established foreign companies. STI
                                typically chooses companies in developed
                                countries, but may invest in companies whose
                                principal activities are in emerging markets.

STI Classic Variable Trust      To provide a high level of total return (current    Trusco Capital Management, Inc.
Investment Grade Bond Fund      income and capital appreciation) consistent with
                                a goal of preservation of capital. Invests
                                primarily in investment grade corporate debt
                                securities, U.S. Treasury obligations and
                                mortgage-backed securities.


STI Classic Variable Trust      Long-term capital appreciation. Invests at least    Trusco Capital Management, Inc.
Mid-Cap Equity Fund             80% of its net assets in a diversified portfolio
                                of common stocks and other equity securities of
                                U.S. companies that have capitalizations of $500
                                million to $10 billion.

STI Classic Variable  Trust     Capital appreciation with the secondary goal of     Trusco Capital Management, Inc.
Small Cap Value Equity Fund     current income. Invests primarily in U.S. common
                                stocks having market capitalizations under $2
                                billion.

STI Classic Variable Trust      Current income with the secondary goal of           Trusco Capital Management, Inc.
Value Income Stock Fund         capital appreciation. Invests primarily in
                                common stocks and other equity securities of
                                U.S. companies having market capitalizations of
                                at least $2 billion and a history of paying
                                regular dividends.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

                       IF YOUR GPA RATE IS:                        THE MVA IS:
                 Less than the new GPA rate + 0.10%                 Negative
                 Equal to the new GPA rate + 0.10%                  Zero
                 Greater than the new GPA rate + 0.10%              Positive


GENERAL EXAMPLES


As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:



   EARLY WITHDRAWAL AMOUNT X [(          1 + i          )(TO THE POWER OF n/12) - 1] = MVA
                                 ---------------------
                                     1 + j + .001



   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
         n = number of months remaining in the current Guarantee Period
             (rounded up).


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:



   $1,000 X [(          1.030          )(TO THE POWER OF 84/12) - 1] = -$39.84
                ---------------------
                  1 + .035 + .001



In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:



   $1,000 X [(          1.030          )(TO THE POWER OF 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001



In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.


The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

BUYING YOUR CONTRACT


Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-  how you want to make purchase payments;

-  the optional MAV death benefit(2);

-  the optional EDB(2);

-  the optional GMIB - MAV rider(3);

-  the optional GMIB - 6% Rising Floor rider(3);

-  the optional PCR(3);

-  the optional Benefit Protector Death Benefit(4);

-  the optional Benefit Protector Plus Death Benefit(4);

-  the length of the withdrawal charge schedule (5 or 7 years)(5); and

-  a beneficiary.


(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(3) If you select the PCR, you cannot add a GMIB rider. Available if the annuitant is 75 or younger at contract issue. Not available with ROP death benefit. May not be available in all states.
(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:



FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR TO JUNE 16, 2003:            No restrictions on the amount of purchase payments
                                                                          allocated to the GPAs or the one-year fixed account
                                                                          (if available).

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 16 THROUGH        The amount of any purchase payment allocated to the GPAs
DEC. 4, 2003:                                                             and the one-year fixed account in total cannot exceed 30%
                                                                          of the purchase payment.

                                                                          This 30% limit will not apply if you establish a dollar
                                                                          cost averaging arrangement with respect to the purchase
                                                                          payment according to procedures currently in effect, or
                                                                          you are participating according to the rules of an asset
                                                                          allocation model portfolio program available under the
                                                                          contract, if any.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER DEC. 5, 2003:          In certain states where we offer GPAs that do not require
                                                                          payment of a statutory minimum guaranteed interest rate,
                                                                          the amount of any purchase payment allocated to one-year
                                                                          fixed account cannot exceed 30% of the purchase payment.
                                                                          The amount of any purchase payment allocated to the GPAs
                                                                          is not subject to this 30% limit. Please consult your
                                                                          sales representative to see if these restrictions apply in your state. In all other states, the amount of any
                                                                          purchase payment allocated to the GPAs and the one-year
                                                                          fixed account in total cannot exceed 30% of the purchase
                                                                          payment. We reserve the right to further limit purchase
                                                                          payment allocations to the fixed account and/or GPAs if
                                                                          the interest rate we are then crediting on new purchase
                                                                          payments allocated to the one-year fixed account is equal
                                                                          to the minimum interest rate stated in the contract.

                                                                          In all states, the 30% limit will not apply if you
                                                                          establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently
                                                                          in effect, or you are participating according to the rules of an asset allocation model portfolio program available
                                                                          under the contract, if any.



There are no restrictions on allocations of purchase payments to the subaccounts.

If your application is complete, we will process it and apply your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

For contracts issued in Alabama and Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.


MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

      $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our home office.


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 By SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS


You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")


We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                                  QUALIFIED ANNUITIES     NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                                                        0.85%                      1.10%
MAV death benefit(1),(2)                                                                 1.05                       1.30
EDB(1)                                                                                   1.15                       1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                                                        1.15                       1.40
MAV death benefit(1),(2)                                                                 1.35                       1.60
EDB(1)                                                                                   1.45                       1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.
(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

            GMIB - MAV                                        0.55% X (CV + ST - FAV)
            GMIB - 6% RISING FLOOR                            0.75% X (CV + ST - FAV)

       CV = contract value on the contract anniversary
       ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary. FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE


- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


-    The GMIB fee for:

            GMIB - MAV is 0.55%; and
            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

   Contract value on the contract anniversary:                            $ 73,250
   plus transfers from the subaccounts to the one-year fixed account in
   the six months before the contract anniversary:                         +15,000
   minus the value of the one-year fixed account on the contract
   anniversary:                                                            -15,250
                                                                          ----------
                                                                          $ 73,000

The GMIB fee charged to you:

   GMIB - MAV                     (0.55% X $73,000) =                     $ 401.50
   GMIB - 6% RISING FLOOR         (0.75% X $73,000) =                     $ 547.50


PERFORMANCE CREDIT RIDER (PCR) FEE


We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and
(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.
2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.
3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.
4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       34
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NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
      PPW  = XSF +  --------------------   X  (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected:


                         SEVEN-YEAR SCHEDULE                                            FIVE-YEAR SCHEDULE(1)
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:


- The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

-  We received these payments
   -- $10,000 Jan. 1, 2004;
   -- $8,000 Feb. 28, 2011;
   -- $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-  The prior anniversary Jan. 1, 2013 contract value was $38,488.



WITHDRAWAL CHARGE       EXPLANATION
      $   0             $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0             $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0             $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
        560             $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
        420             $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal
       ----             charge.
       $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL CHARGE       EXPLANATION
      $   0             $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0             $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0             $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
        320             $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
        360             $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal
       ----             charge.
       $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period;* and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


-  minus any prorated portion of the contract administrative charge;


-  minus any prorated portion of the GMIB - 6% Rising Floor (if applicable);

-  minus any prorated portion of the PCR fee (if applicable);

-  minus any prorated portion of the Benefit Protector fee (if applicable); and

-  minus any prorated portion of the Benefit Protector Plus fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;


and a deduction of:


-  a prorated portion of the contract administrative charge;

-  a prorated portion of the GMIB - MAV fee (if applicable);

-  a prorated portion of the GMIB - 6% Rising Floor fee (if applicable);

-  a prorated portion of the PCR fee (if applicable);

-  a prorated portion of the Benefit Protector fee (if applicable); and/or

-  a prorated portion of the Benefit Protector Plus fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                    NUMBER
                                                                  AMOUNT               ACCUMULATION                OF UNITS
                                           MONTH                 INVESTED               UNIT VALUE                 PURCHASED
By investing an equal number
of dollars each month ...                   Jan                    $100                    $20                       5.00

                                            Feb                     100                     18                       5.56

you automatically buy more                  Mar                     100                     17                       5.88
units when the per unit market
price is low ...                  ---->     Apr                     100                     15                       6.67

                                            May                     100                     16                       6.25

                                            Jun                     100                     18                       5.56

                                            Jul                     100                     17                       5.88

                                            Aug                     100                     19                       5.26
and fewer units when the per
unit market price is high.        ---->     Sept                    100                     21                       4.76

                                            Oct                     100                     20                       5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the fixed account if the interest rate we are then crediting to the fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:



FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR TO JUNE 16, 2003:            It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts
                                                                          or the GPAs once a year on or within 30 days before or
                                                                          after the contract anniversary (except for automated
                                                                          transfers, which can be set up at any time for certain
                                                                          transfer periods subject to certain minimums). Currently,
                                                                          we have removed this restriction and you may transfer
                                                                          contract values from the one-year fixed account to the
                                                                          subaccounts at any time. We will inform you at least 30
                                                                          days in advance of the day we intend to reimpose this
                                                                          restriction.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER JUNE 16 THROUGH        You may transfer contract values from the one-year fixed
DEC. 4, 2003:                                                             account to the subaccounts or GPAs once a year on or
                                                                          within 30 days before or after the contract anniversary
                                                                          (except for automated transfers, which can be set up at
                                                                          any time for certain transfer periods subject to certain
                                                                          minimums). The amount of contract value transferred to the
                                                                          GPAs or the one-year fixed account cannot result in the
                                                                          value of the GPAs and the one-year fixed account in total
                                                                          being greater than 30% of the contract value. Total
                                                                          transfers out of the GPAs and one-year fixed account in
                                                                          any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of
                                                                          the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER DEC. 5, 2003:          You may transfer contract values from the one-year fixed
                                                                          account to the subaccounts or GPAs once a year on or
                                                                          within 30 days before or after the contract anniversary
                                                                          (except for automated transfers, which can be set up at
                                                                          any time for certain transfer periods subject to certain
                                                                          minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the
                                                                          one-year fixed account in total being greater than 30% of
                                                                          the contract value. We reserve the right to further limit
                                                                          transfers to the fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments
                                                                          allocated to the one-year fixed account is equal to the
                                                                          minimum interest rate stated in the contract. Total
                                                                          transfers out of the one-year fixed account in any
                                                                          contract year are limited to 30% of the one-year fixed
                                                                          account value at the beginning of the contract year or
                                                                          $10,000, whichever is greater.



   Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.


- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.


- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts. and we reserve the right to limit the number of subaccounts in which you may invest.


-  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals: Contract value or entire account balance


* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your sales representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

   For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Withdrawals:               $25,000


We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay charges (see "Charges -- Withdrawal Charge") or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit Rider, the riders will terminate upon transfer of ownership of your annuity contract (see "Optional Benefits").


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

-  Return of Purchase Payments death benefit (ROP);

-  Maximum Anniversary Value death benefit (MAV); and

-  Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

                                                                   PW X DB
   ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                     CV

     PW = the partial withdrawal including any applicable MVA or withdrawal charge.

     DB = the death benefit on the date of (but prior to) the partial withdrawal.

     CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

-  On Jan. 1, 2005 you make an additional purchase payment of $5,000.

- On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

-  On March 1, 2006 the contract value grows to $23,000.

   We calculate the ROP death benefit on March 1, 2006 as follows:



      Contract value at death:                                            $23,000.00
                                                                          ==========
      Purchase payments minus adjusted partial withdrawals:
        Total purchase payments:                                          $25,000.00
        minus adjusted partial withdrawals calculated as:
        $1,500 X $25,000
        ---------------- =                                                 -1,704.55
            $22,000                                                       ----------
        for a death benefit of:                                           $23,295.45
                                                                          ==========
      ROP death benefit, calculated as the greatest of these two values:  $23,295.45


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.


   We calculate the MAV death benefit on March 1, 2005 as follows:

      Contract value at death:                                            $20,500.00
                                                                          ==========
      Purchase payments minus adjusted partial withdrawals:
        Total purchase payments:                                          $20,000.00
        minus the death benefit adjusted partial withdrawals,
        calculated as:
        $1,500 X $20,000
        ---------------- =                                                 -1,363.64
            $22,000                                                       ----------
        for a death benefit of:                                           $18,636.36
                                                                          ==========
      The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
        Greatest of your contract anniversary contract values:            $24,000.00
        plus purchase payments made since that anniversary:                    +0.00
        minus the death benefit adjusted partial withdrawals,
        calculated as:
        $1,500 X $24,000
        ---------------- =                                                 -1,636.36
            $22,000                                                       ----------
      for a death benefit of:                                             $22,363.64
                                                                          ==========
   The MAV death benefit, calculated as the greatest of these
   three values, which is the MAV:                                        $22,363.64

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.   the 5% rising floor.


5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%,

-  plus any subsequent amounts allocated to the subaccounts,

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                               PWT X VAF
   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS = ---------
                                                                  SV


    PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge for contract Option L) from the subaccounts.

    VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

     SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.

- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2005 is calculated as follows:


      Contract value at death:                                            $22,800.00
                                                                          ==========
      Purchase payments minus adjusted partial withdrawals:
        Total purchase payments:                                          $25,000.00
        minus adjusted partial withdrawals, calculated as:
        $1,500 X $25,000
        ---------------- =                                                 -1,543.21
            $24,300                                                       ----------
        for a return of purchase payments death benefit of:               $23,456.79
                                                                          ==========

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
        The MAV on the immediately preceding anniversary:                 $25,000.00
        plus purchase payments made since that anniversary:                    +0.00
        minus adjusted partial withdrawals made since that
        anniversary, calculated as:
        $1,500 X $25,000
        ---------------- =                                                 -1,543.21
            $24,300                                                       ----------
        for a MAV death benefit of:                                       $23,456.79
                                                                          ==========
   The 5% rising floor:
        The variable account floor on Jan. 1, 2004,
        calculated as: 1.05 X $20,000 =                                   $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:      +0.00
        minus the 5% rising floor adjusted partial withdrawal
        from the subaccounts, calculated as:
        $1,500 X $21,000
        ---------------- =                                                -$1,657.89
            $19,000                                                       ----------
        variable account floor benefit:                                   $19,342.11
        plus the one-year fixed account value:                             +5,300.00
        5% rising floor (value of the GPAs, one-year fixed account
        and the variable account floor):                                  $24,642.11
                                                                          ==========
   EDB, calculated as the greatest of these
   three values, which is the 5% rising floor:                            $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and the Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

-  you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.


The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.


In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider to the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

-  GMIB - Maximum Anniversary Value (MAV); or

-  GMIB - 6% Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB
- MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

  PMT X CVG
  ---------
     ECV

   PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

   CVG = current contract value at the time you exercise the GMIB - MAV.

   ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity - no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

  P SUB(t-1) (1 + i)
  ------------------ =  P SUB(t)
        1.05

      P SUB(t-1) = prior annuity payout

      P SUB(t)   = current annuity payout

      i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.


TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

-  The GMIB - MAV will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                       GMIB
ANNIVERSARY                  CONTRACT VALUE      PURCHASE PAYMENTS          MAV             BENEFIT BASE
    1                           $107,000             $101,000            $107,000
    2                            125,000              101,000             125,000
    3                            132,000              101,000             132,000
    4                            150,000              101,000             150,000
    5                             85,000              101,000             150,000
    6                            120,000              101,000             150,000
    7                            138,000              101,000             150,000             $150,000
    8                            152,000              101,000             152,000              152,000
    9                            139,000              101,000             152,000              152,000
   10                            126,000              101,000             152,000              152,000
   11                            138,000              101,000             152,000              152,000
   12                            147,000              101,000             152,000              152,000
   13                            163,000              101,000             163,000              163,000
   14                            159,000              101,000             163,000              163,000
   15                            215,000              101,000             215,000              215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                                  MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                        PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                            GMIB                  LIFE ANNUITY --    LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                        BENEFIT BASE                NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
   10                      $152,000 (MAV)                     $   784.32          $   763.04              $627.76
   15                       215,000 (Contract Value = MAV)      1,268.50            1,210.45               982.55


The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                           PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                    LIFE ANNUITY --     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                CONTRACT VALUE         NO REFUND       TEN YEARS CERTAIN     ANNUITY -- NO REFUND
   10                         $126,000           $   650.16          $   632.52               $520.38
   15                          215,000             1,268.50            1,210.45                982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.   the 6% variable account rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

-  the initial purchase payments allocated to the subaccounts increased by 6%,

-  plus any subsequent amounts allocated to the subaccounts, and

-  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

-  subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

  PMT X CVG
  ---------
     ECV

   PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

   CVG = current contract value at the time you exercise the GMIB.

   ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

   PMT X (1.06) (TO THE POWER OF CY)

   CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity - no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity - no refund

-  You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

  P SUB(t-1) (1 + i)
  ------------------ = P SUB(t)
      1.05

      P SUB(t-1) = prior annuity payout

      P SUB(t)   = current annuity payout

      i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

-  The GMIB - 6% Rising Floor will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                       GMIB
ANNIVERSARY                 CONTRACT VALUE     PURCHASE PAYMENTS     6% RISING FLOOR       BENEFIT BASE
    1                          $107,000             $100,000            $106,000
    2                           125,000              100,000             112,360
    3                           132,000              100,000             119,102
    4                           150,000              100,000             126,248
    5                            85,000              100,000             133,823
    6                           120,000              100,000             141,852
    7                           138,000              100,000             150,363             $150,363
    8                           152,000              100,000             159,388              159,388
    9                           139,000              100,000             168,948              168,948
   10                           126,000              100,000             179,085              179,085
   11                           138,000              100,000             189,830              189,830
   12                           147,000              100,000             201,220              201,220
   13                           215,000              100,000             213,293              215,000
   14                           234,000              100,000             226,090              234,000
   15                           240,000              100,000             239,655              240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                   MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                         PLAN A -            PLAN B -           PLAN D - JOINT AND
ANNIVERSARY                GMIB               LIFE ANNUITY --    LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE            BENEFIT BASE             NO REFUND       TEN YEARS CERTAIN      ANNUITY -- NO REFUND
   10            $179,085 (6% Rising Floor)     $   872.14          $   850.65             $   691.27
   15             240,000 (Contract Value)        1,346.40            1,286.40               1,034.40


The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                         PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                   LIFE ANNUITY--     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE            CONTRACT VALUE           NO REFUND       TEN YEARS CERTAIN      ANNUITY-- NO REFUND
   10                     $126,000              $   650.16          $   632.52              $  520.38
   15                      240,000                1,416.00            1,351.20               1,096.80


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                               PW X TV
   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS = -------
                                                 CV

     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     TV = the target value on the date of (but prior to) the partial withdrawal.

     CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

   5% X (PP - PCRPW - PP5)

     PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix.

    PP5 = purchase payments and purchase payment credits made in the prior five years.

          We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       57
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PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-  The PCR will terminate on the date:

   -- you make a full withdrawal from the contract,

   -- that a death benefit is payable, or

   -- you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract


-  There are no additional purchase payments and no partial withdrawals


-  On Jan. 1, 2014, the contract value is $200,000

- We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072) (TO THE POWER OF 10) = $101,000 X 2.00423 = $202,427.


   Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

   5% X (PP - TVPW - PP5) = 1.05 X ($101,000 - 0 - 0) = $5,050.


   After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

- On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:


-  the applicable death benefit,


- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       58
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EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector
Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   MAV death benefit (contract value):                                                 $110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
      previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                     +4,000
                                                                                       --------
   Total death benefit of:                                                             $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV death benefit (MAV):                                                            $110,000
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 X ($110,000 - $100,000) =                                                     +4,000
                                                                                       --------
   Total death benefit of:                                                             $114,000


- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


   MAV death benefit (MAV adjusted for partial withdrawals):                            $57,619
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 X ($57,619 - $55,000) =                                                       +1,048
                                                                                        -------
   Total death benefit of:                                                              $58,667


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:


   MAV death benefit (contract value):                                                 $200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                              +55,000
                                                                                       --------
   Total death benefit of:                                                             $255,000

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:


   MAV death benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                       $249,500
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                              +55,000
                                                                                       --------
   Total death benefit of:                                                             $304,500


- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:


   MAV death benefit (contract value):                                                 $250,000
   plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 X ($250,000 - $105,000) =                                                    +58,000
                                                                                       --------
   Total death benefit of:                                                             $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                         PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR            UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                               0%                                                 0%
Three and Four                           10%                                              3.75%
Five or more                             20%                                               7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


-  the applicable death benefit (see "Benefits in Case of Death"), plus:


                       IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                    Zero                                              Zero
Two                    40% X earnings at death (see above)               15% X earnings at death
Three and Four         40% X (earnings at death + 25% of initial         15% X (earnings at death + 25% of initial
                       purchase payment*)                                purchase payment*)
Five or more           40% X (earnings at death + 50% of initial         15% X (earnings at death + 50% of initial
                       purchase payment*)                                purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2003 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:


      MAV death benefit (contract value):                                              $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                     +4,000
                                                                                       --------
   Total death benefit of:                                                             $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


      MAV death benefit (MAV):                                                         $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 X ($110,000 - $100,000) =                                                     +4,000
      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 X $100,000 =                                   +10,000
                                                                                       --------
   Total death benefit of:                                                             $124,000

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

      MAV death benefit (MAV adjusted for partial withdrawals):                         $57,619
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 X ($57,619 - $55,000) =                                                       +1,048
      plus 10% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.10 X $55,000 =                               +5,500
                                                                                        -------
   Total death benefit of:                                                              $64,167


- On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


      MAV death benefit (contract value):                                              $200,000
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of 100%
      of purchase payments not previously withdrawn
      that are one or more years old                                                    +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                     +11,000
                                                                                       --------
   Total death benefit of:                                                             $266,000


- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:


      MAV death benefit (contract value less any purchase payment credits
      added in the last 12 months):                                                    $249,500
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                    +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                     +11,000
                                                                                       --------
   Total death benefit of:                                                             $315,500

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

      MAV death benefit (contract value):                                              $250,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($250,000 - $105,000) =                                                    +58,000
      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 X $55,000 =                                    +11,000
                                                                                       --------
   Total death benefit of:                                                             $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.61% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or the life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of ten years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to a mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


-  Because of your death,

-  Because you become disabled (as defined in the Code);


- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or


- To pay certain medical or education expenses (IRAs only).



     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       66
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DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, EDB, GMIB, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION


American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       69
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LEGAL PROCEEDINGS


The SEC, the National Association of Securities Dealers and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                             2003          2002           2001           2000          1999
Net investment income               $   372,194   $   292,067    $   271,718    $   299,759   $   322,746
Net gain (loss) on investments           25,105             3        (89,920)           469         6,565
Other                                    21,318        18,906         16,245         12,248         8,338
TOTAL REVENUES                      $   418,617   $   310,976    $   198,043    $   312,476   $   337,649
INCOME (LOSS) BEFORE INCOME TAXES   $    56,704   $   (52,177)   $   (63,936)   $    38,452   $    50,662
NET INCOME (LOSS)                   $    37,629   $   (33,690)   $   (41,728)   $    24,365   $    33,987
TOTAL ASSETS                        $ 8,735,643   $ 8,026,730    $ 5,275,681    $ 4,652,221   $ 4,603,343


MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

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Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in
2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       73
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DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       77
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ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Innovations(SM) Classic Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                                                p.  3
Rating Agencies                                                            p.  4
Principal Underwriter                                                      p.  4
Independent Auditors                                                       p.  4
Condensed Financial Information (Unaudited)                                p.  5

Financial Statements

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

   RPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X RP
                                        -------
                                          CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

   EPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X EPA   EPA
                                        -------- X
                                           CV      RPA

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.


-  Contract values before any partial withdrawals are shown below.


-  On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

-  On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.


NOTE: The shaded portion of the table indicates the five year exclusion period.


DATE                          TOTAL PURCHASE PAYMENTS             CONTRACT VALUE
--------------------------------------------------------------------------------
Jan. 1, 2004                        $100,000                        $100,000
Jan. 1, 2005                         100,000                         110,000
Jan. 1, 2006                         100,000                         115,000
Jan. 1, 2007                         100,000                         120,000
Jan. 1, 2008                         100,000                         115,000
Jan. 1, 2009                         100,000                         120,000
Jan. 1, 2010                         200,000                         225,000
Jan. 1, 2011                         200,000                         230,000
Jan. 1, 2012                         200,000                         235,000
Jan. 1, 2013                         200,000                         230,000
Jan. 1, 2014                         200,000                         235,000


     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on Jan. 1, 2007:


      RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal      $10,000 X $100,000  =  $8,333
                                                                        ------------------
      minus the RPA adjusted partial withdrawals for all previous            $120,000
      partial withdrawals = $100,000 - 0 = $100,000


For the second partial withdrawal on Jan. 1, 2012:


      RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal      $10,000 X $191,667  =  $8,156
                                                                        ------------------
      minus the RPA adjusted partial withdrawals for all previous            $235,000
      partial withdrawals = $200,000 - $8,333 = $191,667

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:


For the first partial withdrawal on Jan. 1, 2007:


      EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal      $10,000 X $100,000  X $100,000  =  $8,156
                                                                        ------------------    --------
      AND the five-year exclusion period minus the EPA adjusted              $120,000         $100,000
      partial withdrawals for all previous partial
      withdrawals = $100,000 - 0 = $100,000


For the second partial withdrawal on Jan. 1, 2012:


      EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal      $10,000 X $91,844  X    $91,844    =  $1,873
                                                                        -----------------     -----------
      AND the five-year exclusion period minus the EPA                       $235,000          $191,667
      adjusted partial withdrawals for all previous partial
      withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,156 + $1,873 = $10,029

     AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437



45281 F (4/04)

PROSPECTUS

APRIL 30, 2004


AMERICAN EXPRESS

INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474

           Telephone: (800) 333-3437
           (Home Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


American Express(R) Variable Portfolio Funds

AIM Variable Insurance Funds, Series II Shares

AllianceBernstein Variable Products Series Fund, Inc. (Class B)

American Century(R) Variable Portfolios, Inc., Class II

Dreyfus Investment Portfolios, Service Share Class

Dreyfus Variable Investment Fund, Service Share Class

Fidelity(R) Variable Insurance Products Service Class 2

Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

Goldman Sachs Variable Insurance Trust (VIT)

Liberty Variable Investment Trust, Class B

MFS(R) Variable Insurance Trust(SM) - Service Class

Oppenheimer Variable Account Funds, Service Shares

Putnam Variable Trust - Class IB Shares

STI Classic Variable Trust

The Universal Institutional Funds, Inc., Class II Shares

Van Kampen Life Investment Trust Class II Shares

Wanger Advisors Trust


Please read the prospectuses carefully and keep them for future reference.


Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          5
EXPENSE SUMMARY                                                                7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   13
FINANCIAL STATEMENTS                                                          19
THE VARIABLE ACCOUNT AND THE FUNDS                                            20
GUARANTEE PERIOD ACCOUNTS (GPAs)                                              29
THE ONE-YEAR FIXED ACCOUNT                                                    31
BUYING YOUR CONTRACT                                                          31
CHARGES                                                                       34
VALUING YOUR INVESTMENT                                                       39
MAKING THE MOST OF YOUR CONTRACT                                              40
WITHDRAWALS                                                                   44
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          45
CHANGING OWNERSHIP                                                            45
BENEFITS IN CASE OF DEATH                                                     46
OPTIONAL BENEFITS                                                             48
THE ANNUITY PAYOUT PERIOD                                                     57
TAXES                                                                         60
VOTING RIGHTS                                                                 63
SUBSTITUTION OF INVESTMENTS                                                   63
ABOUT THE SERVICE PROVIDERS                                                   64
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         65
ADDITIONAL INFORMATION                                                        72
EXPERTS                                                                       72
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION              73
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                  89
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                          91
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                   93
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                     94
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                         96
APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER                 99
APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                     101
APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER             106
APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER        108


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.



 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the separate variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Internal Revenue Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 20)

- the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 29)

- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 31)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 31)


MINIMUM INITIAL PURCHASE PAYMENT
   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50 for Systematic Investment Plans (SIPs)
   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For contracts issued in Alabama, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.

For contracts issued in Massachusetts, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 42)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 44)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 45)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 46)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 48)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 57)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 60)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                                      FIVE-YEAR SCHEDULE*
     YEARS FROM PURCHASE           WITHDRAWAL CHARGE          YEARS FROM PURCHASE            WITHDRAWAL CHARGE
       PAYMENT RECEIPT                PERCENTAGE                PAYMENT RECEIPT                 PERCENTAGE
             1                            8%                          1                             8%
             2                            8                           2                             7
             3                            7                           3                             6
             4                            7                           4                             4
             5                            6                           5                             2
             6                            5                           Thereafter                    0
             7                            3
             Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate ("AIR") you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



                                                           AND YOUR AIR IS 3.5%, THEN            AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                  YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                                6.00%                                 7.50%
 Five-year withdrawal charge schedule                                 6.15%                                 7.65%

NONQUALIFIED
 Seven-year withdrawal charge schedule                                6.20%                                 6.35%
 Five-year withdrawal charge schedule                                 7.70%                                 7.85%



 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE(1), A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                                              1.00%                     0.15%                      1.15%
MAV Death Benefit                                              1.20                      0.15                       1.35
5% Accumulation Death Benefit                                  1.35                      0.15                       1.50
Enhanced Death Benefit                                         1.40                      0.15                       1.55
NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.15                      0.15                       1.30
MAV Death Benefit                                              1.35                      0.15                       1.50
5% Accumulation Death Benefit                                  1.50                      0.15                       1.65
Enhanced Death Benefit                                         1.55                      0.15                       1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP Death Benefit                                              1.20%                     0.15%                      1.35%
MAV Death Benefit                                              1.40                      0.15                       1.55
5% Accumulation Death Benefit                                  1.55                      0.15                       1.70
Enhanced Death Benefit                                         1.60                      0.15                       1.75
NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.35                      0.15                       1.50
MAV Death Benefit                                              1.55                      0.15                       1.70
5% Accumulation Death Benefit                                  1.70                      0.15                       1.85
Enhanced Death Benefit                                         1.75                      0.15                       1.90



(1) If both you and the annuitant are age 80 or older, the ROP Death Benefit will apply. If both you and the annuitant are age 79 or younger at contract issue you may select any one of the above death benefits in states where approved. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE(1)                                                                             $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE(2)                                             0.25%*

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE(2)                                   0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(3)                                              MAXIMUM: 2.50%   CURRENT: 0.55%*
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE(4)                                              MAXIMUM: 2.50%   CURRENT: 0.55%*

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE(4)                     MAXIMUM: 2.75%   CURRENT: 0.70%*

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE(4)   MAXIMUM: 3.00%   CURRENT: 0.75%*
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)



*    This fee applies only if you elect this optional feature.
(1)  Some states limit any contract charge allocated to the fixed account.
(2) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.
(3) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.
(4) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                         MINIMUM         MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements               .64%            3.91%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                  GROSS TOTAL
                                                                                     MANAGEMENT  12b-1   OTHER       ANNUAL
                                                                                        FEES     FEES   EXPENSES    EXPENSES
AXP(R) Variable Portfolio
        Capital Resource Fund                                                           .64%      .13%    .08%        .85%(1)
        Cash Management Fund                                                            .51       .13     .06         .70(1)
        Diversified Bond Fund                                                           .60       .13     .08         .81(1)
        Diversified Equity Income Fund                                                  .53       .13     .10         .76(1)
        Emerging Markets Fund                                                          1.13       .13     .78        2.04(2)
        Equity Select Fund                                                              .68       .13     .25        1.06(1)
        Growth Fund                                                                     .65       .13     .21         .99(1)
        High Yield Bond Fund                                                            .62       .13     .08         .83(1)
        Income Opportunities Fund                                                       .69       .13     .27        1.09(3)
        International Fund                                                              .84       .13     .09        1.06(1)
        Large Cap Value Fund                                                            .63       .13     .43        1.19(3)
        NEW DIMENSIONS FUND(R)                                                          .62       .13     .07         .82(1)
        Partners Select Value Fund                                                      .81       .13     .46        1.40(3)
        Partners Small Cap Value Fund                                                   .99       .13     .43        1.55(1)
        S&P 500 Index Fund                                                              .29       .13     .22         .64(2)
        Short Duration U.S. Government Fund                                             .61       .13     .08         .82(1)
AIM V.I.
        AIM V.I. Basic Value Fund, Series II Shares                                     .73       .25     .31        1.29(4)
        AIM V.I. Capital Development Fund, Series II Shares                             .75       .25     .38        1.38(4)
        AIM V.I. Mid Cap Core Equity Fund, Series II Shares                             .73       .25     .34        1.32(4)
AllianceBernstein Variable Products Series Fund, Inc.
        AllianceBernstein VP Growth and Income Portfolio (Class B)                      .63       .25     .03         .91(5)
        AllianceBernstein VP International Value Portfolio (Class B)                   1.00       .25     .49        1.74(6)
        AllianceBernstein VP Total Return Portfolio (Class B)                           .63       .25     .17        1.05(5)
American Century(R) Variable Portfolios, Inc.
        VP Inflation Protection, Class II                                               .50       .25      --         .75(7),(8)
        VP International, Class II                                                     1.23       .25     .01        1.49(7),(9)
        VP Ultra, Class II                                                              .90       .25     .01        1.16(7)
        VP Value, Class II                                                              .85       .25      --        1.10(7)
Dreyfus
        Investment Portfolios Midcap Stock Portfolio, Service Share Class               .75       .25     .06        1.06(10)
        Investment Portfolios Technology Growth Portfolio, Service Share Class          .75       .25     .13        1.13(5)
        Variable Investment Fund Appreciation Portfolio, Service Share Class            .75       .25     .05        1.05(5)
        Variable Investment Fund International Value Portfolio, Service Share Class    1.00       .25     .49        1.74(10)


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                GROSS TOTAL
                                                                                   MANAGEMENT  12b-1   OTHER       ANNUAL
                                                                                      FEES     FEES   EXPENSES    EXPENSES
Fidelity(R) VIP
      Contrafund(R) Portfolio Service Class 2                                          .58%     .25%     .10%      .93%(11)
      Growth Portfolio Service Class 2                                                 .58      .25      .09       .92(12)
      Investment Grade Bond Portfolio Service Class 2                                  .43      .25      .11       .79(13)
      Mid Cap Portfolio Service Class 2                                                .58      .25      .12       .95(11)
      Overseas Portfolio Service Class 2                                               .73      .25      .18      1.16(11)
FTVIPT
      Franklin Income Securities Fund - Class 2                                        .48      .25      .03       .76(14),(15)
      Franklin Rising Dividends Securities Fund - Class 2                              .74      .25      .03      1.02(14),(15),(16)
      Franklin Small Cap Fund - Class 2                                                .51      .25      .29      1.05(15),(16)
      Mutual Shares Securities Fund - Class 2                                          .60      .25      .20      1.05(15)
      Templeton Global Income Securities Fund - Class 2                                .63      .25      .13      1.01(14)
      Templeton Growth Securities Fund - Class 2                                       .81      .25      .07      1.13(14),(15)
Goldman Sachs VIT
      Mid Cap Value Fund                                                               .80       --      .11       .91(17)
Liberty
      Colonial Small Cap Value Fund, Variable Series, Class B                          .80      .25      .41      1.46(18)
      Columbia High Yield Fund, Variable Series, Class B                               .60      .25      .31      1.16(19)
MFS(R)
      Investors Growth Stock Series - Service Class                                    .75      .25      .13      1.13(20),(21)
      New Discovery Series - Service Class                                             .90      .25      .14      1.29(20),(21)
      Total Return Series - Service Class                                              .75      .25      .09      1.09(20)
      Utilities Series - Service Class                                                 .75      .25      .17      1.17(20),(21)
Oppenheimer Variable Account Funds
      Capital Appreciation Fund/VA, Service Shares                                     .65      .25      .04       .94(5)
      Global Securities Fund/VA, Service Shares                                        .63      .25      .05       .93(5)
      Main Street Small Cap Fund/VA, Service Shares                                    .75      .25      .23      1.23(5)
      Strategic Bond Fund/VA, Service Shares                                           .72      .25      .05      1.02(5)
Putnam Variable Trust
      Putnam VT Health Sciences Fund - Class IB Shares                                 .70      .25      .14      1.09(5)
      Putnam VT International Equity Fund - Class IB Shares                            .76      .25      .18      1.19(5)
      Putnam VT Small Cap Value Fund - Class IB Shares                                 .79      .25      .12      1.16(5)
      Putnam VT Vista Fund - Class IB Shares                                           .65      .25      .11      1.01(5)
STI Classic Variable Trust
      Capital Appreciation Fund                                                       1.15       --      .35      1.50(22)
      Growth and Income Fund                                                           .90       --     1.30      2.20(23)
      International Equity Fund                                                       1.25       --     2.66      3.91(22)
      Investment Grade Bond Fund                                                       .74       --      .51      1.25(22)
      Mid-Cap Equity Fund                                                             1.15       --      .69      1.84(22)
      Small Cap Value Equity Fund                                                     1.15       --      .64      1.79(22)
      Value Income Stock Fund                                                          .80       --      .39      1.19(22)


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                  GROSS TOTAL
                                                                                     MANAGEMENT  12b-1    OTHER      ANNUAL
                                                                                        FEES     FEES   EXPENSES    EXPENSES
Van Kampen
      Life Investment Trust Comstock Portfolio Class II Shares                           .60%     .25%    .05%        .90%(5)
      UIF U.S. Real Estate Portfolio Class II Shares                                     .80      .35     .31        1.46(24)
Wanger
      International Small Cap                                                           1.22       --     .19        1.41(25)
      U.S. Smaller Companies                                                             .93       --     .05         .98(25)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contracts and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.75% for AXP(R) Variable Portfolio - Emerging Markets Fund, 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio
     - Large Cap Value Fund and 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund average daily net assets.
(4) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(5) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.
(6)  For all of 2003, AllianceBernstein VP International Value Portfolio (Class
     B) was capped at 1.45%. The cap will be removed effective on May 1, 2004. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.80%, 0.40% and 1.45%.
(7) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.
(8) An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
(9) International investing involves special risks including political instability and currency fluctuations.
(10) The expenses are shown before portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended Dec. 31, 2003. After waiver of fees or reimbursements, expense will not exceed 1.00% for Dreyfus IP Midcap Stock Portfolio, Service Share Class and 1.40% for Dreyfus VIF International Value, Service Share Class. The adviser has agreed to continue this expense reimbursement until Dec. 31, 2004.
(11) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(12) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.
(13) Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(14) The Fund administration fee is paid indirectly through the management fee.
(15) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(16) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.01%) and 1.01% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and (0.04%) and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2.
(17) The adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT Mid Cap Value Fund exceed 0.25% of the Fund's average daily net assets. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.
(18) The Fund's distributor has voluntarily agreed to waive the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.00%. In addition, the Fund's advisor has voluntarily agreed to waive 0.11% of other expenses. If this waiver were reflected in the table, other expenses would be 0.30% and gross total annual expenses would be 1.10%. This arrangement may be modified or terminated by the advisor at any time.
(19) Management fees have been restated to reflect the discontinuance of the administration fee for the Fund effective Nov. 1, 2003. The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class B shares. If this waiver were reflected in the table the 12b-1 fee for Class B shares would be 0.06%. In addition, the Fund's advisor has voluntarily agreed to waive 0.27% of other expenses. If this waiver were reflected in the table, other expenses would be 0.04% and gross total annual expenses would be 0.70%. This arrangement may be modified or terminated by the advisor at any time.
(20) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

(21) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.12% for Investors Growth Stock Series, 1.28% for New Discovery Series and 1.16% for Utilities Series.
(22) The adviser has voluntarily agreed to reduce or limit its "Management fees" to the extent "Gross total annual expenses" exceed 1.15% for STI Classic Variable Trust Capital Appreciation Fund, 1.60% for STI Classic Variable Trust International Equity Fund, 0.75% for STI Classic Variable Trust Investment Grade Bond Fund, 1.15% for STI Classic Variable Trust Mid-Cap Equity Fund, 1.20% for STI Classic Variable Trust Small Cap Value Equity Fund and 0.95% for STI Classic Variable Trust Value Income Stock Fund. These fee waivers remain in place as of the date of the prospectus, but the Adviser may discontinue all or part of these fee waivers at any time.
(23) The STI Classic Variable Trust Growth and Income Fund has contractually agreed to waive fees and reimburse expenses until May 1, 2004 in order to keep "Gross total operating expenses" from exceeding 1.20%.
(24) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended Dec. 31, 2003, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive 0.10% of the 12b-1 fee for class II shares. After such reductions, "Management fees," "Other expenses" and "Gross total annual expenses" respectively, for U.S. Real Estate Portfolio Class II were 0.79%, 0.25%, 0.31% and 1.35%.
(25) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual operating expenses exceed 2% of average daily net assets. This commitment expires on April 30, 2004.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                       1 YEAR    3 YEARS    5 YEARS    10 YEARS      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $2,027.58  $4,404.14  $5,822.23  $11,704.30   $1,227.58  $3,704.14  $5,222.23  $11,704.30
Five-year withdrawal charge schedule      2,048.08   4,359.34   5,504.03   11,819.26    1,248.08   3,759.34   5,304.03   11,819.26

QUALIFIED ANNUITY                           1 YEAR    3 YEARS    5 YEARS    10 YEARS      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $2,012.20  $4,362.57  $5,760.39  $11,616.30   $1,212.20  $3,662.57  $5,160.39  $11,616.30
Five-year withdrawal charge schedule      2,032.70   4,317.96   5,442.75   11,733.29    1,232.70   3,717.96   5,242.75   11,733.29



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $1,000.90  $1,320.91  $1,666.41   $2,302.14     $200.90    $620.91  $1,066.41   $2,302.14
Five-year withdrawal charge schedule      1,021.40   1,282.88   1,370.42    2,513.23      221.40     682.88   1,170.42    2,513.23

QUALIFIED ANNUITY                           1 YEAR    3 YEARS    5 YEARS    10 YEARS      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $  985.53  $1,274.26  $1,587.83   $2,141.07     $185.53    $574.26    $987.83   $2,141.07
Five-year withdrawal charge schedule      1,006.30   1,236.42   1,292.50    2,355.30      206.03     636.42   1,092.50    2,355.30



* In these examples, the $40 contract administrative charge is estimated as a .020% charge. This estimate is based on administrative contract charges collected during the year under a similar class of contracts we no longer offer in states where the contracts described in this prospectus have been approved for sale but under which we continue to accept purchase payments. We divided the total amount of such charges by the total average net assets attributable to those contracts.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for some of the subaccounts because they are new and do not have any history. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT PCMG2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND) (11/11/1999)
Accumulation unit value at beginning of period                                     $1.08   $1.08   $1.05   $1.01   $1.00
Accumulation unit value at end of period                                           $1.07   $1.08   $1.08   $1.05   $1.01
Number of accumulation units outstanding at end of period (000 omitted)               72     161     284      --      --

SUBACCOUNT PBND2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (11/11/1999)
Accumulation unit value at beginning of period                                     $1.17   $1.12   $1.05   $1.01   $1.00
Accumulation unit value at end of period                                           $1.20   $1.17   $1.12   $1.05   $1.01
Number of accumulation units outstanding at end of period (000 omitted)               31      32      24      --      --

SUBACCOUNT PDEI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (11/11/1999)
Accumulation unit value at beginning of period                                     $0.81   $1.01   $1.00   $1.02   $1.00
Accumulation unit value at end of period                                           $1.13   $0.81   $1.01   $1.00   $1.02
Number of accumulation units outstanding at end of period (000 omitted)               25      25      26      --      --

SUBACCOUNT PEMK2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND) (10/23/2000)
Accumulation unit value at beginning of period                                     $0.84   $0.90   $0.92   $1.00      --
Accumulation unit value at end of period                                           $1.17   $0.84   $0.90   $0.92      --
Number of accumulation units outstanding at end of period (000 omitted)               18      27      11      --      --

SUBACCOUNT PEXI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (11/11/1999)
Accumulation unit value at beginning of period                                     $0.89   $0.96   $0.92   $1.03   $1.00
Accumulation unit value at end of period                                           $1.10   $0.89   $0.96   $0.92   $1.03
Number of accumulation units outstanding at end of period (000 omitted)               81      96      40      --      --

SUBACCOUNT PNDM2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (11/11/1999)
Accumulation unit value at beginning of period                                     $0.66   $0.85   $1.04   $1.15   $1.00
Accumulation unit value at end of period                                           $0.81   $0.66   $0.85   $1.04   $1.15
Number of accumulation units outstanding at end of period (000 omitted)              294     339      58       9      --

SUBACCOUNT PSPF2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (10/23/2000)
Accumulation unit value at beginning of period                                     $0.63   $0.82   $0.94   $1.00      --
Accumulation unit value at end of period                                           $0.79   $0.63   $0.82   $0.94      --
Number of accumulation units outstanding at end of period (000 omitted)              418     377     162      --      --

SUBACCOUNT PSMC2 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (11/11/1999)
Accumulation unit value at beginning of period                                     $0.71   $1.01   $1.21   $1.43   $1.00
Accumulation unit value at end of period                                           $0.97   $0.71   $1.01   $1.21   $1.43
Number of accumulation units outstanding at end of period (000 omitted)              495     546     261      21      --

SUBACCOUNT PMSS2 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (11/11/1999)
Accumulation unit value at beginning of period                                     $1.07   $1.22   $1.16   $1.03   $1.00
Accumulation unit value at end of period                                           $1.32   $1.07   $1.22   $1.16   $1.03
Number of accumulation units outstanding at end of period (000 omitted)              281     285      63       5      --

SUBACCOUNT PSND2 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (10/23/2000)
Accumulation unit value at beginning of period                                     $0.59   $0.87   $0.93   $1.00      --
Accumulation unit value at end of period                                           $0.77   $0.59   $0.87   $0.93      --
Number of accumulation units outstanding at end of period (000 omitted)               43      42      11      --      --

SUBACCOUNT PSTR2 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (10/23/2000)
Accumulation unit value at beginning of period                                     $0.98   $1.05   $1.06   $1.00      --
Accumulation unit value at end of period                                           $1.13   $0.98   $1.05   $1.06      --
Number of accumulation units outstanding at end of period (000 omitted)              696     688     248       2      --


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2003    2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT PSUT2 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (10/23/2000)
Accumulation unit value at beginning of period                                     $0.57   $0.75   $1.01   $1.00      --
Accumulation unit value at end of period                                           $0.77   $0.57   $0.75   $1.01      --
Number of accumulation units outstanding at end of period (000 omitted)              143     140      61      --      --

SUBACCOUNT PIGR2 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (11/11/1999)
Accumulation unit value at beginning of period                                     $0.73   $0.90   $1.15   $1.29   $1.00
Accumulation unit value at end of period                                           $0.93   $0.73   $0.90   $1.15   $1.29
Number of accumulation units outstanding at end of period (000 omitted)              179     219     173      30      --

SUBACCOUNT PVIS2 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (11/11/1999)
Accumulation unit value at beginning of period                                     $0.56   $0.81   $1.23   $1.30   $1.00
Accumulation unit value at end of period                                           $0.73   $0.56   $0.81   $1.23   $1.30
Number of accumulation units outstanding at end of period (000 omitted)              215     187     104      19      --



VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                 2003
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UESL5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                2

SUBACCOUNT UGRO5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.22
Number of accumulation units outstanding at end of period (000 omitted)                                               14

SUBACCOUNT USVA5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                               82

SUBACCOUNT UFIF5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                            1,013

SUBACCOUNT UABA5 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                              329

SUBACCOUNT UAAD5 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.36
Number of accumulation units outstanding at end of period (000 omitted)                                               59

SUBACCOUNT UGIP5 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.33
Number of accumulation units outstanding at end of period (000 omitted)                                              102

SUBACCOUNT UAGR5 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                               71

SUBACCOUNT UFCO5 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                            1,254

SUBACCOUNT UFGR5 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                               51


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                 2003
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UFMC5 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.39
Number of accumulation units outstanding at end of period (000 omitted)                                              424

SUBACCOUNT UFOV5 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                               38

SUBACCOUNT UGRS5 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.23
Number of accumulation units outstanding at end of period (000 omitted)                                               32

SUBACCOUNT UOCA5 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.32
Number of accumulation units outstanding at end of period (000 omitted)                                              312

SUBACCOUNT UOGS5 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                               65

SUBACCOUNT UOSM5 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                              146

SUBACCOUNT USTB5 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                            1,246

SUBACCOUNT UHSC5 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                               40

SUBACCOUNT USAP5 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.20
Number of accumulation units outstanding at end of period (000 omitted)                                              127

SUBACCOUNT USGR5 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.28
Number of accumulation units outstanding at end of period (000 omitted)                                               45

SUBACCOUNT USIE5 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.43
Number of accumulation units outstanding at end of period (000 omitted)                                               --

SUBACCOUNT USIG5 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                               97

SUBACCOUNT USME5 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                               31

SUBACCOUNT USSV5 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                               41


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                 2003
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT USVI5 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.26
Number of accumulation units outstanding at end of period (000 omitted)                                               40

SUBACCOUNT UVCP5 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                               80



VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                         2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                             $0.51   $0.67   $0.83   $1.00
Accumulation unit value at end of period                                                   $0.65   $0.51   $0.67   $0.83
Number of accumulation units outstanding at end of period (000 omitted)                      384     138     565     479

SUBACCOUNT WISE3 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                             $0.96   $0.98   $0.99   $1.00
Accumulation unit value at end of period                                                   $1.25   $0.96   $0.98   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                    2,346   1,370   1,111     101

SUBACCOUNT WMCV3 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                             $1.47   $1.56   $1.41   $1.00
Accumulation unit value at end of period                                                   $1.85   $1.47   $1.56   $1.41
Number of accumulation units outstanding at end of period (000 omitted)                      906     799     626     220

SUBACCOUNT SISM2 (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP) (5/1/2000)
Accumulation unit value at beginning of period                                             $0.47   $0.55   $0.71   $1.00
Accumulation unit value at end of period                                                   $0.68   $0.47   $0.55   $0.71
Number of accumulation units outstanding at end of period (000 omitted)                      371     397     402     434

SUBACCOUNT SUSC2 (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES) (5/1/2000)
Accumulation unit value at beginning of period                                             $0.93   $1.14   $1.04   $1.00
Accumulation unit value at end of period                                                   $1.32   $0.93   $1.14   $1.04
Number of accumulation units outstanding at end of period (000 omitted)                      107      67      77      31



VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                         2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                             $0.51   $0.67   $0.83   $1.00
Accumulation unit value at end of period                                                   $0.65   $0.51   $0.67   $0.83
Number of accumulation units outstanding at end of period (000 omitted)                       --      --      --      --

SUBACCOUNT WEXI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                             $0.83   $0.90   $0.87   $1.00
Accumulation unit value at end of period                                                   $1.02   $0.83   $0.90   $0.87
Number of accumulation units outstanding at end of period (000 omitted)                      325      80      90       8

SUBACCOUNT WISE1 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                             $0.96   $0.98   $0.99   $1.00
Accumulation unit value at end of period                                                   $1.24   $0.96   $0.98   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                    1,118     777     413     157

SUBACCOUNT WMCV1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                             $1.46   $1.56   $1.41   $1.00
Accumulation unit value at end of period                                                   $1.84   $1.46   $1.56   $1.41
Number of accumulation units outstanding at end of period (000 omitted)                      550     386     321      60


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                 2003
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                               55

SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                               63

SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                9

SUBACCOUNT UESL8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.26
Number of accumulation units outstanding at end of period (000 omitted)                                               --

SUBACCOUNT UGRO8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.22
Number of accumulation units outstanding at end of period (000 omitted)                                               --

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                               37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                3

SUBACCOUNT USPF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.28
Number of accumulation units outstanding at end of period (000 omitted)                                               22

SUBACCOUNT UFIF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                              234

SUBACCOUNT UABA8 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                               27

SUBACCOUNT UAAD8 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                1

SUBACCOUNT UGIP8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.32
Number of accumulation units outstanding at end of period (000 omitted)                                               47

SUBACCOUNT UAGR8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                               --

SUBACCOUNT UFCO8 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                              205


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                 2003
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UFGR8 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                5

SUBACCOUNT UFMC8 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.38
Number of accumulation units outstanding at end of period (000 omitted)                                              143

SUBACCOUNT UFOV8 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                5

SUBACCOUNT USMC8 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                                5

SUBACCOUNT UMSS8 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                              349

SUBACCOUNT UGRS8 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                2

SUBACCOUNT UNDS8 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.33
Number of accumulation units outstanding at end of period (000 omitted)                                               --

SUBACCOUNT UTRS8 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                              240

SUBACCOUNT USUT8 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                               12

SUBACCOUNT UOCA8 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                               59

SUBACCOUNT UOGS8 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                4

SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                               29

SUBACCOUNT USTB8 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                              141

SUBACCOUNT UHSC8 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                               10


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                 2003
------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UIGR8 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                               41

SUBACCOUNT UVIS8 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.32
Number of accumulation units outstanding at end of period (000 omitted)                                               --

SUBACCOUNT USAP8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.20
Number of accumulation units outstanding at end of period (000 omitted)                                                7

SUBACCOUNT USGR8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.27
Number of accumulation units outstanding at end of period (000 omitted)                                               --

SUBACCOUNT USIE8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.42
Number of accumulation units outstanding at end of period (000 omitted)                                               --

SUBACCOUNT USIG8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                7

SUBACCOUNT USME8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                2

SUBACCOUNT USSV8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.39
Number of accumulation units outstanding at end of period (000 omitted)                                                2

SUBACCOUNT USVI8 (INVESTING IN SHARES OF STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                6

SUBACCOUNT UVCP8 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                     $1.00
Accumulation unit value at end of period                                                                           $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                               25


FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include the audited financial statements for some subaccounts because they are new and do not have any activity as of the date of the financial statements.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.


Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

This contract is a "private label" variable annuity. This means that the funds available under the contract include funds sponsored by the distributor. The distributor chooses these funds for us subject to our approval. Purchase payments and contract values invested in STI Classic Variable Trust are generally more profitable for the distributor and its affiliates than investments in the other funds available under the contract. In contrast, purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select that are not affiliated with STI Classic Variable Trust are generally more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.


All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -      Capital appreciation. Invests primarily in U.S. common      American Express Financial
Capital Resource Fund            stocks of companies with market capitalization of at        Corporation (AEFC)
                                 least $5 billion.

AXP(R) Variable Portfolio -      Maximum current income consistent with liquidity and        AEFC
Cash Management Fund             stability of principal. Invests primarily in money market
                                 instruments, such as marketable debt obligations issued
                                 by the U.S. government or its agencies, bank certificates
                                 of deposit, bankers' acceptances, letters of credit, and
                                 commercial paper, including asset-backed commercial
                                 paper.

AXP(R) Variable Portfolio -      High level of current income while attempting to conserve   AEFC
Diversified Bond Fund            the value of the investment and continuing a high level
                                 of income for the longest period of time. Under normal
                                 market conditions, the Fund invests at least 80% of its
                                 net assets in bonds and other debt obligations.

AXP(R) Variable Portfolio -      High level of current income and, as a secondary goal,      AEFC
Diversified Equity               steady growth of capital. Under normal market conditions,
Income Fund                      the Fund invests at least 80% of its net assets in
                                 dividend-paying common and preferred stocks.

AXP(R) Variable Portfolio -      Long-term capital growth. Under normal market conditions,   AEFC, adviser; American Express
Emerging Markets Fund            the Fund invests at least 80% of its net assets in equity   Asset Management International,
                                 securities of emerging market companies.                    Inc., a wholly-owned subsidiary
                                                                                             of AEFC, subadviser.

AXP(R) Variable Portfolio -      Growth of capital. Under normal market conditions, the      AEFC
Equity Select Fund               Fund invests at least 80% of its net assets in equity
                                 securities of medium-sized companies.

AXP(R) Variable Portfolio -      Long-term capital growth. Invests primarily in common       AEFC
Growth Fund                      stocks that appear to offer growth opportunities.

AXP(R) Variable Portfolio -      High current income, with capital growth as a secondary     AEFC
High Yield Bond Fund             objective. Under normal market conditions, the Fund
                                 invests at least 80% of its net assets in high-yielding,
                                 high-risk corporate bonds (junk bonds) issued by U.S. and
                                 foreign companies and governments.

AXP(R) Variable Portfolio -      High total return through current income and capital        AEFC
Income Opportunities             appreciation. Under normal market conditions, invests
Fund(1)                          primarily in income-producing debt securities, preferred
                                 stocks and convertible securities with an emphasis on the
                                 higher rated segment of the high-yield (junk bond)
                                 market.



(1) The registration statement for this fund is not effective yet. It has been filed with the Securities and Exchange Commission. Check with your sales representative for the actual effective date, expected to be on or about June 1, 2004.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -      Capital appreciation. Invests primarily in equity           AEFC, adviser; American Express
International Fund               securities of foreign issuers that offer strong growth      Asset Management International,
                                 potential.                                                  Inc., a wholly-owned subsidiary
                                                                                             of AEFC, subadviser.

AXP(R) Variable Portfolio -      Long-term growth of capital. Under normal market            AEFC
Large Cap Value Fund             conditions, the fund invests at least 80% of its net
                                 assets in equity securities of companies with a market
                                 capitalization greater than $5 billion at the time of
                                 purchase.

AXP(R) Variable Portfolio -      Long-term growth of capital. Invests primarily in common    AEFC
NEW DIMENSIONS FUND(R)           stocks showing potential for significant growth.

AXP(R) Variable Portfolio -      Long-term growth of capital. Invests primarily in common    AEFC, advisor; GAMCO  Investors,
Partners Select Value Fund       stocks, preferred stocks and securities convertible into    Inc., subadvisor.
                                 common stocks that are listed on a nationally recognized
                                 securities exchange or traded on the NASDAQ National
                                 Market System of the National Association of Securities
                                 Dealers. The Fund invests in midcap companies as well as
                                 companies with larger and smaller market capitalizations.

AXP(R) Variable Portfolio -      Long-term capital appreciation. Non-diversified mutual      AEFC, adviser; Goldman Sachs
Partners Small Cap  Value Fund   fund that invests primarily in equity securities. Under     Asset Management, L.P., Royce &
                                 normal market conditions, at least 80% of its net assets    Associates, LLC, Donald Smith &
                                 will be invested in companies with market capitalization    Co., Inc., Franklin Portfolio
                                 of less than $2 billion, which also includes micro          Associates LLC and Barrow,
                                 capitalization companies with market capitalization of      Hanley, Mewhinney & Strauss,
                                 less than $400 million, at the time of investment.          Inc., subadvisers.

AXP(R) Variable Portfolio -      Long-term capital appreciation. Non-diversified mutual      AEFC
S&P 500 Index Fund               fund that invests primarily in securities of
                                 large-capitalization stocks of U.S. companies that are
                                 expected to provide investment results that correspond to
                                 the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio -      A high level of current income and safety of principal      AEFC
Short Duration U.S.              consistent with an investment in U.S. government and
Government Fund                  government agency securities. Under normal market
                                 conditions, at least 80% of the Fund's net assets are
                                 invested in securities issued or guaranteed as to
                                 principal and interest by the U.S. government, its
                                 agencies or instrumentalities.

AIM V.I. Basic Value             Long-term growth of capital. Invests at least 65% of its    A I M Advisors, Inc.
Fund, Series II Shares           total assets in equity securities of U.S. issuers that
                                 have market capitalizations of greater than $500 million
                                 and are believed to be undervalued in relation to
                                 long-term earning power or other factors. The fund may
                                 invest 25% of its assets in foreign securities.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital                 Long-term growth of capital. Invests primarily in           A I M Advisors, Inc.
Development Fund,                securities (including common stocks, convertible
Series II Shares                 securities and bonds) of small- and medium-sized
                                 companies. The Fund may invest up to 25% of its assets in
                                 foreign securities.

AIM V.I. Mid Cap Core            Long-term growth of capital. Invests normally at least      A I M Advisors, Inc.
Equity Fund,                     80% of its total assets in equity securities, including
Series II Shares                 convertible securities, of medium sized companies. The
                                 fund may invest up to 20% of its net assets in equity
                                 securities of companies in other market capitalization
                                 ranges or in investment grade debt securities. The fund
                                 may also invest up to 25% of its total assets in foreign
                                 securities.

AllianceBernstein                Reasonable current income and reasonable appreciation.      Alliance Capital Management L.P.
VP Growth and Income             Invests primarily in dividend-paying common stocks of
Portfolio (Class B)              good quality.

AllianceBernstein                Long-term growth of capital. Invests primarily in a         Alliance Capital Management L.P.
VP International Value           diversified portfolio of foreign equity securities.
Portfolio (Class B)

AllianceBernstein VP Total       Achieve a high return through a combination of current      Alliance Capital Management L.P.
Return Portfolio (Class B)       income and capital appreciation. Invests primarily in
                                 U.S. government and agency obligations, bonds,
                                 fixed-income senior securities (including short-and
                                 long-term debt securities and preferred stocks to the
                                 extent their value is attributable to their fixed-income
                                 characteristics), and common stocks.

American Century(R)              Pursues long-term total return using a strategy that        American Century Investment
VP Inflation Protection,         seeks to protect against U.S. inflation.                    Management, Inc.
Class II

American Century(R)              Long-term capital growth. Invests primarily in stocks of    American Century Investment
VP International, Class II       growing foreign companies in developed countries.           Management, Inc.

American Century(R)              Long-term capital growth. Invests primarily in U.S.         American Century Investment
VP Ultra, Class II               companies, but there is no limit on the amount of assets    Management, Inc.
                                 the Fund can invest in foreign companies.

American Century(R)              Long-term capital growth, with income as a secondary        American Century Investment
VP Value, Class II               objective. Invests primarily in stocks of companies that    Management, Inc.
                                 management believes to be undervalued at the time of
                                 purchase.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value         The Fund seeks long-term growth by investing primarily in   Columbia Wanger Asset
Fund, Variable Series,           smaller capitalization (small-cap) equities. Under normal   Management, L.P.
Class B                          market conditions, the Fund invests at least 80% of its
                                 net assets (plus any borrowings for investment purposes)
                                 in small-cap stocks of U.S. companies. The remainder of
                                 the Fund's assets may be invested in stocks, or in bonds
                                 that are rated or considered by the Fund's investment
                                 advisor to be investment-grade. When purchasing
                                 securities for the Fund, the advisor generally chooses
                                 securities of companies it believes are undervalued. The
                                 Fund may invest up to 10% of its assets in foreign
                                 securities.

Columbia High Yield              High level of current income with capital appreciation as   Columbia Management Advisors,
Fund, Variable Series,           a secondary objective. The Fund normally invests at least   Inc.
Class B                          80% of its net assets (plus any borrowings for investment
                                 purposes) in high yielding corporate debt securities,
                                 such as bonds, debentures and notes that are rated below
                                 investment grade.

Dreyfus Investment               The portfolio seeks investment results that are greater     The Dreyfus Corporation
Portfolios Midcap                than the total return performance of publicly traded
Stock Portfolio,                 common stocks of medium-sized domestic companies in the
Service Share Class              aggregate, as represented by the Standard & Poor's Midcap
                                 400 Index. The portfolio normally invests at least 80% of
                                 its assets in stocks of mid-size companies. The portfolio
                                 invests in growth and value stocks, which are chosen
                                 through a disciplined investment process that combines
                                 computer modeling techniques, fundamental analysis and
                                 risk management. Consistency of returns compared to the
                                 S&P 400 is a primary goal of the investment process. The
                                 portfolio's stock investments may include common stocks,
                                 preferred stocks, convertible securities and depository
                                 receipts, including those issued in initial public
                                 offerings or shortly thereafter.

Dreyfus Investment               Seeks capital appreciation. The Fund invests, under         The Dreyfus Corporation
Portfolios Technology            normal circumstances, at least 80% of its assets in the
Growth Portfolio,                stocks of growth companies of any size that Dreyfus
Service Share Class              believes to be leading producers or beneficiaries of
                                 technological innovation. Up to 25% of the portfolio's
                                 assets may be invested in foreign securities. The
                                 portfolio's stock investments may include common stocks,
                                 preferred stocks and convertible securities.

Dreyfus Variable                 Long-term capital growth consistent with the preservation   The Dreyfus Corporation -- Fayez
Investment Fund                  of capital; current income is a secondary goal. The         Sarofim & Co. is the portfolio's
Appreciation Portfolio,          portfolio invests in common stocks focusing on "blue        sub-investment advisor.
Service Share Class              chip" companies with total market capitalizations of more
                                 than $5 billion at the time of purchase, including
                                 multinational companies. These established companies have
                                 demonstrated sustained patterns of profitability, strong
                                 balance sheets, an expanding global presence and the
                                 potential to achieve predictable, above average earnings
                                 growth.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable                 The portfolio seeks long-term capital growth. The           The Dreyfus Corporation
Investment Fund                  portfolio normally invests at least 80% of its assets in
International Value              stocks. The portfolio ordinarily invests most of its
Portfolio,                       assets in securities of foreign companies. The
Service Share Class              portfolio's stock investments may include common stocks,
                                 preferred stocks and convertible securities, including
                                 those purchased in initial public offerings or shortly
                                 thereafter the portfolio may invest in companies of any
                                 size. The portfolio may also invest in companies located
                                 in emerging markets.

Fidelity(R) VIP Contrafund(R)    Seeks long-term capital appreciation. Normally invests      Fidelity Management & Research
Portfolio Service Class 2        primarily in common stocks. Invests in securities of        Company (FMR), investment
                                 companies whose value it believes is not fully recognized   manager; FMR U.K. and FMR Far
                                 by the public. Invests in either "growth" stocks or         East, sub-investment advisers.
                                 "value" stocks or both. The fund invests in domestic and
                                 foreign issuers.

Fidelity(R) VIP Growth           Seeks to achieve capital appreciation. Normally invests     Fidelity Management & Research
Portfolio Service Class 2        primarily in common stocks. Invests in companies that it    Company (FMR), investment
                                 believes have above-average growth potential (stocks of     manager; FMR U.K., FMR Far East,
                                 these companies are often called "growth" stocks). The      sub-investment advisers.
                                 Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Investment       Seeks as high of a level of current income as is            Fidelity Management & Research
Grade Bond Portfolio             consistent with the preservation of capital. Normally       Company (FMR), investment
Service Class 2                  invests at least 80% of assets in investment-grade debt     manager; FMR U.K., FMR Far East,
                                 securities of all types and repurchase agreements for       sub-investment advisers.
                                 those securities.

Fidelity(R) VIP Mid Cap          Seeks long-term growth of capital. Normally invests         Fidelity Management & Research
Portfolio Service Class 2        primarily in common stocks. Normally invests at least 80%   Company (FMR), investment
                                 of assets in securities of companies with medium market     manager; FMR U.K., FMR Far East,
                                 capitalizations. May invest in companies with smaller or    sub-investment advisers.
                                 larger market capitalizations. Invests in domestic and
                                 foreign issuers. The Fund invests in growth or value
                                 common stocks.

Fidelity(R) VIP Overseas         Seeks long-term growth of capital. Normally invests         Fidelity Management & Research
Portfolio Service Class 2        primarily in common stocks of foreign securities.           Company (FMR), investment
                                 Normally invests at least 80% of assets in non-U.S.         manager; FMR U.K., FMR Far East,
                                 securities.                                                 Fidelity International
                                                                                             Investment Advisors (FIIA) and
                                                                                             FIIA U.K., sub-investment
                                                                                             advisers.

FTVIPT Franklin Income           Seeks to maximize income while maintaining prospects for    Franklin Advisers, Inc.
Securities Fund - Class 2        capital appreciation. The Fund normally invests in debt
                                 and equity securities.

FTVIPT Franklin Rising           Seeks long-term capital appreciation, with preservation     Franklin Advisers, Inc.
Dividends Securities             of capital as an important consideration. The Fund
Fund - Class 2                   normally invests at least 80% of its net assets in
                                 investments of companies that have paid rising dividends.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small            Seeks long-term capital growth. The Fund normally invests   Franklin Advisers, Inc.
Cap Fund - Class 2               at least 80% of its net assets in investments of small
                                 capitalization companies. For this Fund, small-cap
                                 companies are those with market capitalization values not
                                 exceeding (i) $1.5 billion or (ii) the highest market
                                 capitalization value in the Russell 2000(R) Index,
                                 whichever is greater, at the time of purchase.

FTVIPT Mutual Shares             Seeks capital appreciation, with income as a secondary      Franklin Mutual Advisers, LLC
Securities Fund - Class 2        goal. The Fund normally invests mainly in U.S. equity
                                 securities that the Fund's manager believes are available
                                 at market prices less than their value based on certain
                                 recognized or objective criteria, including undervalued
                                 stocks, merger/risk arbitrage securities and distressed
                                 companies.

FTVIPT Templeton Global          Seeks high current income, consistent with preservation     Franklin Advisers, Inc.
Income Securities Fund -         of capital, with capital appreciation as a secondary
Class 2                          consideration. The Fund normally invests mainly in debt
                                 securities of governments and their political
                                 subdivisions and agencies, supranational organizations
                                 and companies located anywhere in the world, including
                                 emerging markets. The Fund focuses on investment grade
                                 debt securities, but may also invest in lower-rated debt,
                                 including high yield "junk bonds."

FTVIPT Templeton                 Seeks long-term capital growth. The Fund normally invests   Franklin Advisers, Inc.
Growth Securities Fund -         mainly in equity securities of companies located anywhere
Class 2                          in the world, including those in the U.S. and in emerging
                                 markets.

Goldman Sachs VIT                The Goldman Sachs VIT Mid Cap Value Fund seeks long-term    Goldman Sachs Asset Management,
Mid Cap Value Fund               capital appreciation. The Fund invests, under normal        L.P.
                                 circumstances, at least 80% of its net assets plus any
                                 borrowing for investment purposes (measured at time of
                                 purchase) in a diversified portfolio of equity
                                 investments in mid-capitalization issuers within the
                                 range of the market capitalization of companies
                                 constituting the Russell Midcap Value Index at the time
                                 of investments in mid-cap issuers with public stock
                                 market capitalization (based upon shares available for
                                 trading on an unrestricted basis) within the range of the
                                 market capitalization of companies constituting the
                                 Russell Midcap Value Index at the time of investment. If
                                 the market capitalization of a company held by the Fund
                                 moves outside this range, the Fund may, but is not
                                 required to, sell the securities.

MFS(R) Investors Growth          Long-term growth of capital and future income. Invests at   MFS Investment Management(R)
Stock Series -                   least 80% of its net assets in common stocks and related
Service Class                    securities of companies which MFS(R) believes offer
                                 better than average prospects for long-term growth.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery             Capital appreciation. Invests in at least 65% of its net    MFS Investment Management(R)
Series - Service Class           assets in equity securities of emerging growth companies.

MFS(R) Total Return              Above-average income consistent with the prudent            MFS Investment Management(R)
Series - Service Class           employment of capital, with growth of capital and income
                                 as a secondary objective. Invests primarily in a
                                 combination of equity and fixed income securities.

MFS(R) Utilities Series -        Capital growth and current income. Invests primarily in     MFS Investment Management(R)
Service Class                    equity and debt securities of domestic and foreign
                                 companies in the utilities industry.

Oppenheimer Capital              Capital appreciation. Invests in securities of              OppenheimerFunds, Inc.
Appreciation Fund/VA,            well-known, established companies.
Service Shares

Oppenheimer Global               Long-term capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Securities Fund/VA,              stocks of U.S. and foreign issuers that are "growth-type"
Service Shares                   companies, cyclical industries and special situations
                                 that are considered to have appreciation possibilities.

Oppenheimer Main Street          Seeks capital appreciation. Invests mainly in common        OppenheimerFunds, Inc.
Small Cap Fund/VA,               stocks of small-capitalization U.S. companies that the
Service Shares                   fund's investment manager believes have favorable
                                 business trends or prospects.

Oppenheimer Strategic            High level of current income principally derived from       OppenheimerFunds, Inc.
Bond Fund/VA,                    interest on debt securities. Invests mainly in three
Service Shares                   market sectors: debt securities of foreign governments
                                 and companies, U.S. government securities and lower-rated
                                 high yield securities of U.S. and foreign companies.

Putnam VT Health                 Capital appreciation. The fund pursues its goal by          Putnam Investment Management,
Sciences Fund -                  investing mainly in growth stocks of companies in the       LLC
Class IB Shares                  health sciences industries. Under normal circumstances,
                                 the fund invests at least 80% of its net assets in
                                 securities of (a) companies that derive at least 50% of
                                 their assets, revenues or profits from the
                                 pharmaceutical, health care services, applied research
                                 and development and medical equipment and supplies
                                 industries, or (b) companies we think have the potential
                                 for growth as a result of their particular products,
                                 technology, patents or other market advantages in the
                                 health sciences industries.

Putnam VT International          Capital appreciation. The fund pursues its goal by          Putnam Investment Management,
Equity Fund -                    investing mainly in common stocks of companies outside      LLC
Class IB Shares                  the United States that Putnam Management believes have
                                 favorable investment potential. Under normal
                                 circumstances, the fund invests at least 80% of the
                                 fund's net assets in equity investments.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap              Capital appreciation. The fund pursues its goal by          Putnam Investment Management,
Value Fund -                     investing mainly in common stocks of U.S. companies, with   LLC
Class IB Shares                  a focus on value stocks. Under normal circumstances, the
                                 fund invests at least 80% of net assets in small
                                 companies of a size similar to those in the Russell 2000
                                 Value Index.

Putnam VT Vista Fund -           Capital appreciation. The fund pursues its goal by          Putnam Investment Management,
Class IB Shares                  investing mainly in common stocks of U.S. companies with    LLC
                                 a focus on growth stocks.

STI Classic Variable Trust       Capital appreciation. Invests primarily in U.S. common      Trusco Capital Management, Inc.,
Capital Appreciation Fund        stocks and other equity securities that the Adviser         Adviser.
                                 believes have strong business fundamentals, such as
                                 revenue growth, cash flows, and earning trends.

STI Classic Variable Trust       Long-term capital appreciation with a secondary goal of     Trusco Capital Management, Inc.,
Growth and Income Fund           current income. Invests primarily in equity securities,     Adviser.
                                 including any listed ADRs (American Depositary Receipts)
                                 of domestic and foreign companies having market
                                 capitalizations of $1.5 billion.

STI Classic Variable Trust       Long-term capital appreciation. Invests primarily in        Trusco Capital Management, Inc.,
International Equity Fund        common stocks and other equity securities of established    Adviser.
                                 foreign companies. STI typically chooses companies in
                                 developed countries, but may invest in companies whose
                                 principal activities are in emerging markets.

STI Classic Variable             To provide a high level of total return (current income     Trusco Capital Management, Inc.,
Trust Investment Grade           and capital appreciation) consistent with a goal of         Adviser.
Bond Fund                        preservation of capital. Invests primarily in investment
                                 grade corporate debt securities, U.S. Treasury
                                 obligations and mortgage-backed securities.

STI Classic Variable Trust       Long-term capital appreciation. Invests at least 80% of     Trusco Capital Management, Inc.,
Mid-Cap Equity Fund              its net assets in a diversified portfolio of common         Adviser.
                                 stocks and other equity securities of U.S. companies that
                                 have capitalizations of $500 million to $10 billion.

STI Classic Variable             Capital appreciation with the secondary goal of current     Trusco Capital Management, Inc.,
Trust Small Cap Value            income. Invests primarily in U.S. common stocks having      Adviser.
Equity Fund                      market capitalizations under $2 billion.

STI Classic Variable Trust       Current income with the secondary goal of capital           Trusco Capital Management, Inc.,
Value Income Stock Fund          appreciation. Invests primarily in common stocks and        Adviser.
                                 other equity securities of U.S. companies having market
                                 capitalizations of at least $2 billion and a history of
                                 paying regular dividends.

Van Kampen Life                  Seeks capital growth and income through investments in      Van Kampen Asset Management
Investment Trust                 equity securities, including common stocks, preferred
Comstock Portfolio               stocks and securities convertible into common and
Class II Shares                  preferred stocks.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF                   Above average current income and long-term capital          Morgan Stanley Investment
U.S. Real Estate Portfolio       appreciation. Invests primarily in equity securities of     Management Inc., doing business
Class II Shares                  companies in the U.S. real estate industry, including       as Van Kampen.
                                 real estate investment trusts.

Wanger International             Long-term growth of capital. Invests primarily in stocks    Columbia Wanger Asset
Small Cap                        of non-U.S. companies with capitalizations of less than     Management, L.P.
                                 $2 billion at time of purchase.

Wanger U.S. Smaller              Long-term growth of capital. Invests primarily in stocks    Columbia Wanger Asset
Companies                        of small- and medium-size U.S. companies with               Management, L.P.
                                 capitalizations of less than $5 billion at time of
                                 purchase.



GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania or Washington or any other state that does not allow investment in the GPAs.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving an MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state. (EXCEPTION: If you have selected a Portfolio Navigator asset allocation model that contains a GPA, we will automatically transfer the contract value in the maturing GPA into a new GPA of the same term at the end of the guarantee period.)


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a different Portfolio Navigator asset allocation model;

- amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

-  amounts withdrawn for fees and charges; and

-  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


                     IF YOUR GPA RATE IS:                         THE MVA IS:
             Less than the new GPA rate + 0.10%                    Negative
             Equal to the new GPA rate + 0.10%                     Zero
             Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 on a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

BUYING YOUR CONTRACT


Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.) When you apply, you may select (if available):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-  how you want to make purchase payments;

-  the optional Portfolio Navigator asset allocation program;(2)

-  the optional MAV Death Benefit(3);

-  the optional 5% Accumulation Death Benefit(3);

-  the optional Enhanced Death Benefit(3);


-  the optional Guarantor(SM) Withdrawal Benefit rider(4);


-  the optional Income Assurer Benefit(SM) - MAV rider(5);

- the optional Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(5);

- the optional Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(5);

-  the optional Benefit Protector(SM) rider(6);

-  the optional Benefit Protector(SM) Plus rider(6);

-  the length of the withdrawal charge schedule (five or seven years)(7); and

-  a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) There is no additional charge for this feature.


(3) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

(4) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(5) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.


(7) The five-year withdrawal charge schedule may not be available in all states.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.


THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS

For contracts issued in Alabama, purchase payments are limited and may not be made after the first contract anniversary.

For contracts issued in Massachusetts, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

MINIMUM INITIAL PURCHASE PAYMENT
   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50 for SIPs
   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP


Contact your registered representative to complete the necessary SIP paperwork.


PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       33

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                               QUALIFIED ANNUITIES        NONQUALIFIED ANNUITIES
ROP Death Benefit                                                            1.00%                      1.15%
MAV Death Benefit                                                            1.20                       1.35
5% Accumulation Death Benefit                                                1.35                       1.50
Enhanced Death Benefit                                                       1.40                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP Death Benefit                                                            1.20%                      1.35%
MAV Death Benefit                                                            1.40                       1.55
5% Accumulation Death Benefit                                                1.55                       1.70
Enhanced Death Benefit                                                       1.60                       1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


We charge an annual fee of 0.55% of contract value only if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Guarantor(SM) Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit fee will not exceed a maximum charge of 2.50%.

We cannot change the Guarantor(SM) Withdrawal Benefit fee after the rider effective date unless:


(a) you choose the annual Elective Step Up;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the fee;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate fee for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the fee as described above, you will pay the fee we then charge.


If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit fee will not change until the third contract anniversary, when it may change to the fee that was offered at the time of your last Elective Step Up.


The fee does not apply after annuity payouts begin or the contract terminates.

INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:


                                                                                      MAXIMUM         CURRENT
Income Assurer Benefit(SM) - MAV                                                        2.50%           0.55%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                               2.75            0.70
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base             3.00            0.75

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each model for new contract owners but not to exceed the guaranteed charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the fee and/or charge a separate fee for each model. If you decide to change your Portfolio Navigator model after we have exercised our rights to increase the fees for new contract holders, you will pay the fee we then charge. The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.

For examples, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:


(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.


If you elected the Guarantor(SM) Withdrawal Benefit rider at issue, the TFA of your contract will be defined as the maximum of (a), (b) or (c) where:


(a) is 10% of your prior anniversary's contract value,

(b) is current contract earnings, and


(c) is your current guaranteed benefit payment.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's guaranteed benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your guaranteed benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                       (ACV - XSF)
      PPW  = XSF +  -----------------   X  (PPNPW - XSF)
                       (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

               SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                          FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

For example, see Appendix C.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



                                                            AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                 YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED

Seven-year withdrawal charge schedule                             6.00%                                 7.50%
Five-year withdrawal charge schedule                              6.15%                                 7.65%

NONQUALIFIED

Seven-year withdrawal charge schedule                             6.20%                                 6.35%
Five-year withdrawal charge schedule                              7.70%                                 7.85%



For example, see Appendix B.



AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Guaranteed Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of your prior anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period;* and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;


- minus any prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- minus any prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- minus any prorated portion of the Benefit Protector(SM) rider fee (if applicable); and

- minus any prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value. The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;

and a deduction of:

-  a prorated portion of the contract administrative charge;


- a prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- a prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- a prorated portion of the Benefit Protector(SM) rider fee (if applicable); and/or

- a prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                   NUMBER
                                                                  AMOUNT               ACCUMULATION               OF UNITS
                                            MONTH                INVESTED               UNIT VALUE                PURCHASED
By investing an equal number  of
dollars each month...                       Jan                    $100                    $20                       5.00

                                            Feb                     100                     18                       5.56

you automatically buy more                  Mar                     100                     17                       5.88
units when the  per unit market
price is low...                  ---->      Apr                     100                     15                       6.67

                                            May                     100                     16                       6.25

                                            Jun                     100                     18                       5.56

                                            Jul                     100                     17                       5.88

and fewer units                             Aug                     100                     19                       5.26
when the per unit
market price is high.            ---->      Sept                    100                     21                       4.76

                                            Oct                     100                     20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).


ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM

We currently offer an asset allocation program called Portfolio Navigator. There is no charge for this asset allocation program. You may elect to participate in the asset allocation program. If you purchase an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include certain GPAs (in those states where the GPAs are available) and/or the one-year fixed account (if available under the asset allocation program) that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly on a date we select in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a different asset allocation model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

If you are required to participate in the asset allocation program because you purchased an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider; however, you have the right at all times to make a full withdrawal of your contract value (see "Withdrawals").

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Because the Guarantor(SM) Withdrawal Benefit requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) IS IN EFFECT.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

- automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

- reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.


TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to an MVA if done more than 30 days before the end of the Guarantee Period.


We may modify or suspend transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       42
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In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

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                                       43
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2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:   $100 monthly
                            $250 quarterly, semiannually or annually
3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:   $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                  Contract value or entire account balance
Withdrawals:                $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus rider, the rider will terminate upon transfer of ownership of your annuity contract. The Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of your annuity contract (see "Optional Benefits").


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       45
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BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

-  ROP Death Benefit;

-  MAV Death Benefit;

-  5% Accumulation Death Benefit; or

-  Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. The ROP Death Benefit is not available with the Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                                   PW X DB
   ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =     -------
                                                                                      CV

     PW  = the partial withdrawal including any applicable withdrawal charge or
           MVA.
     DB  = the death benefit on the date of (but prior to) the partial withdrawal.
     CV  = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts increased by 5%;

-  plus any subsequent amounts allocated to the subaccounts; and

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.



                                                                           PWT X VAF
   5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OF PARTIAL WITHDRAWALS  =  ---------
                                                                              SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

     SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.


For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit is not available with the optional Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


For example, see Appendix D.


IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.   the MAV on the date of death.

For example, see Appendix D.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or


3.   the 5% variable account floor.


For example, see Appendix D.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these four values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or


4.   the 5% variable account floor.


For example, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) riders and Benefit Protector(SM) Plus rider, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit requires that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs or the one-year fixed account that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Guarantor(SM) Withdrawal Benefit is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any purchase payment credits. This guarantee will remain in effect if partial withdrawals do not exceed an amount equal to the Guaranteed Benefit Payment (GBP -- the withdrawal amount you are entitled to take each contract year). As long as your withdrawals do not exceed the GBP each contract year, you will not be assessed a withdrawal charge. If you choose to withdraw an amount greater than the GBP in a contract year (excess withdrawal):

- withdrawal charges, if applicable, will apply only to the excess withdrawal; and,

-  the Guaranteed Benefit Amount will be adjusted as described below; and

-  the Remaining Benefit Amount will be adjusted as described below.

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An annual Elective Step Up option is available that will allow you to step up the Guaranteed Benefit Amount to 100% of the contract anniversary value, subject to the following rules:


- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;


- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


- you may take withdrawals after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").


If this rider is available in your state and you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit to your contract. You must elect the Guarantor(SM) Withdrawal Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit may not be cancelled and the charge will continue to be deducted until the contract is terminated or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit, you may not elect the ROP Death Benefit or any Income Assurer Benefit(SM) riders.

Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Withdrawals before age
59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Be sure to discuss with your registered representative whether the Guarantor(SM) Withdrawal Benefit is appropriate for your situation.


We reserve the right to restrict cumulative additional purchase payments.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE ELECTIVE STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step-ups.

The GBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE-- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE-- if total withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged.


   IF:

   - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the greater of the contract value immediately following the withdrawal or the reset Remaining Benefit Amount.

   If there have been multiple purchase payments, any reduction of the GBA due to this excess withdrawal procedure will be taken out of each payment's GBA proportionately.


   The partial withdrawal is the gross withdrawal and includes any withdrawal charge and market value adjustment; and

4. AT STEP UP -- (see "Elective Step Up" below).

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REMAINING BENEFIT AMOUNT

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The RBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE-- if total withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


   IF:

   - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.


   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

   - the withdrawal amount up to the RBP is taken out of each RBA bucket in proportion to its RBP at the time of the withdrawal; and


   - the withdrawal amount above the RBP and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


4. AT STEP UP -- (see "Elective Step-Up" below).

GUARANTEED BENEFIT PAYMENT

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to the lesser of the RBA or 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


The Total Free Amount (TFA) you are allowed to withdraw under the contract may be greater than the GBP. Any amount taken under the TFA provision in excess of the GBP would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. If you have a qualified annuity, you may be required to take a minimum distribution that is greater than your GBP in any contract year. Any excess withdrawal due to a required distribution would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.


ELECTIVE STEP UP

If you do not take any partial withdrawals before the third contract anniversary, you have the option to increase the RBA to an amount equal to 100% of the contract anniversary value beginning on the first contract anniversary. The GBA step up will equal the greater of the GBA immediately prior to the step up or 100% of the contract anniversary value.

You may only step up if your contract anniversary value is greater than the RBA. The step up will be allowed only within 30 days after the contract anniversary. The effective step up date will be the contract anniversary date. Once a step up has been elected, another step up may not be elected until the next contract anniversary.


If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step-ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.


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GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

-  you will be paid according to the annuity payout option described above;

-  we will no longer accept additional purchase payments; and

-  you will no longer be charged for the rider.


If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit and the contract will terminate.


Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges.


NOTE: For special tax considerations associated with the Guarantor(SM) Withdrawal Benefit, see "Taxes."


For example, see Appendix E.

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

-  Income Assurer Benefit(SM) - MAV;

-  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

-  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders require that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs or the one-year fixed account that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.


The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.


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You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


- you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

- the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period; and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity, such as an IRA.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The ROP Death Benefit and the Guarantor(SM) Withdrawal Benefit rider are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFITS(SM) IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your annuity without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.


PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal, and

(b)  is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.


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                                       52
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THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

-  the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payment plans:

   1) Plan A-- Life Annuity - Refund;
   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;
   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;
   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
      or
   5) Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:


  P SUB(t-1) (1 + i)
  ------------------ = P SUB(t)
         1.05

      P SUB(t-1)  = prior annuity payout
      P SUB(t)    = current annuity payout
      i           = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- you may terminate the rider any time after the expiration of the waiting period;


- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV


The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:


1. contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the Maximum Anniversary Value.


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MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or


(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less Market Value Adjusted Excluded Payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


For example, see Appendix F.

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The Guaranteed Income Benefit Base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

VARIABLE ACCOUNT FLOOR - The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total of your initial purchase payment and purchase payment credit allocated to the protected investment options; plus

- any other purchase payment and purchase payment credit that you allocated to the protected investment options less adjusted withdrawals and adjusted transfers for any withdrawals or transfers you made from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:


(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The cap on the variable account floor is 200% of the sum of purchase payments and purchase payment credits allocated to the protected investment options that have not subsequently been withdrawn or transferred out of the protected investment options.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

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                                       54
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Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% Adjusted Excluded Payments.

MARKET VALUE OF EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.

NOTE: The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor. For example, see Appendix F.


INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the Market Value Adjusted Excluded Payments;

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% Variable Account Floor, less 5% Adjusted Excluded Payments (described above).

For example, see Appendix F.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       55
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BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. Generally, you must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector(SM) may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(SM), see "Taxes."

For example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       56
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The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the benefits payable under the Benefit Protector(SM) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                0%                                                0%
Three and Four                            10%                                                3.75%
Five or more                              20%                                                7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:


-  the applicable death benefit, plus


                              IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                           Zero                                              Zero
Two                           40% X earnings at death (see above)               15% X earnings at death
Three and Four                40% X (earnings at death + 25% of initial         15% X (earnings at death + 25% of initial
                              purchase payment*)                                purchase payment*)
Five or more                  40% X (earnings at death + 50% of initial         15% X (earnings at death + 50% of initial
                              purchase payment*)                                purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(SM) Plus, see "Taxes."

For example, see Appendix H.

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS

Some of the following annuity payout plans may not be available if you have selected certain optional riders. Some annuity payout plans may be available only if you have selected certain optional riders (see "Optional Benefits").

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.01% and 7.26% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

- GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       60
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TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-  to pay certain medical or education expenses (IRAs only).

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       61
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DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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                                       62
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VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers (selling firms) and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay sales commissions through AEFA to selling firms or their affiliated insurance agencies of up to 7% of purchase payments. We may also pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. A selling firm may elect to receive a lower sales commission on each purchase payment along with a quarterly supplemental trail commission beginning on or after the first contract anniversary of up to 1.25% of contract value for as long as the contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. Selling firms may be required to return sales commissions under certain circumstances. AEFA and other unaffiliated broker dealers may receive sales commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives in cash or credit or other compensation.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the sales commissions and other distribution expenses we pay through certain fees and charges described in this prospectus (see "Expense Summary"), including withdrawal charges and mortality and expense risk charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       64
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LEGAL PROCEEDINGS


The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                                   2003          2002           2001           2000          1999
----------------------------------------------------------------------------------------------------------------
Net investment income                      $   372,194   $   292,067    $   271,718    $   299,759   $   322,746
Net gain (loss) on investments                  25,105             3        (89,920)           469         6,565
Other                                           21,318        18,906         16,245         12,248         8,338
TOTAL REVENUES                             $   418,617   $   310,976    $   198,043    $   312,476   $   337,649
INCOME (LOSS) BEFORE INCOME TAXES          $    56,704   $   (52,177)   $   (63,936)   $    38,452   $    50,662
NET INCOME (LOSS)                          $    37,629   $   (33,690)   $   (41,728)   $    24,365   $    33,987
TOTAL ASSETS                               $ 8,735,643   $ 8,026,730    $ 5,275,681    $ 4,652,221   $ 4,603,343
----------------------------------------------------------------------------------------------------------------


MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements.

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

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                                       68

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.

American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.


AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Innovations(SM) Classic Select Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                              p.  3
Rating Agencies                                          p.  4
Principal Underwriter                                    p.  4
Independent Auditors                                     p.  4
Condensed Financial Information (Unaudited)              p.  5
Financial Statements


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAs, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES


ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(    1 + i    ) (TO THE POWER OF n/12) - 1] = MVA
                               -------------
                               1 + j + .001

   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
         n = number of months remaining in the current Guarantee Period (rounded up).

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:


- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(    1.030      ) (TO THE POWER OF 84/12) - 1] = -$39.84
              ---------------
              1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(     1.030     ) (TO THE POWER OF 84/12) - 1] = $27.61
              ---------------
              1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

- on Jan. 1, 2005 (the first contract anniversary) your total contract value is $55,545; and

- on Jan. 1, 2006 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                      $50,500
   Contract value on the second anniversary:                                                              $53,270
   Maximum Anniversary Value:                                                                             $55,545
   --------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                        $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:


   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                      $50,500
   Contract value on the second anniversary:                                                              $53,270
   5% Variable Account Floor = 1.05 X 1.05 X $50,500                                                      $55,676
   --------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                            $55,676


THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                      $50,500
   Contract value on the second anniversary:                                                              $53,270
   Maximum Anniversary Value:                                                                             $55,545
   5% Variable Account Floor = 1.05 X 1.05 X $50,000                                                      $55,676
   --------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE          $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                       0.55% X $55,545 = $305.50
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                              0.70% X $55,676 = $389.73
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =            0.75% X $55,676 = $417.57

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we add a purchase payment credit of $500; and

-  the contract anniversary date is Jan. 1 each year; and

- you withdraw the contract for its total value on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

-  you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                  CONTRACT WITH GAIN        CONTRACT WITH LOSS
                                                                                  ------------------        ------------------
                                   Contract Value at time of full withdrawal:          $60,000.00                $40,000.00
                                         Contract Value on prior anniversary:           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:           60,000.00                 40,000.00
                                 less purchase payment still in the contract:           50,000.00                 50,000.00
                                                                                       ----------                ----------
                            Earnings in the contact (but not less than zero):           10,000.00                      0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                    Earnings in the contract:           10,000.00                      0.00
                               10% of the prior anniversary's Contract Value:            5,800.00                  4,200.00
                                                                                       ----------                ----------
                                                                         TFA:           10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                             50,000.00                 40,000.00
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:           50,000.00                 50,000.00
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                       ----------                ----------
                                amount of PPW subject to a withdrawal charge:           50,000.00                 45,800.00
                                    multiplied by the withdrawal charge rate:              X 7.0%                    X 7.0%
                                                                                       ----------                ----------
                                                           withdrawal charge:            3,500.00                  3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           60,000.00                 40,000.00
                                                           WITHDRAWAL CHARGE:           (3,500.00)                (3,206.00)
                             Contract charge (assessed upon full withdrawal):              (40.00)                   (40.00)
                                                                                       ----------                ----------

                                                NET FULL WITHDRAWAL PROCEEDS:          $56,460.00                $36,754.00


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we add a purchase payment credit of $500; and

-  the contract anniversary date is Jan. 1 each year; and

- you request a partial withdrawal of $15,000 on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

-  you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                   CONTRACT WITH GAIN        CONTRACT WITH LOSS
                                                                                  ------------------        ------------------
                                Contract Value at time of partial withdrawal:          $60,000.00                $40,000.00
                                         Contract Value on prior anniversary:           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:           60,000.00                 40,000.00
                                 less purchase payment still in the contract:           50,000.00                 50,000.00
                                                                                       ----------                ----------
                            Earnings in the contact (but not less than zero):           10,000.00                      0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                    Earnings in the contract:           10,000.00                      0.00
                               10% of the prior anniversary's Contract Value:            5,800.00                  4,200.00
                                                                                       ----------                ----------
                                                                         TFA:           10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                              5,376.34                 16,062.31
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:            5,376.34                 19,375.80
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                       ----------                ----------
                                amount of PPW subject to a withdrawal charge:            5,376.34                 15,175.80
                                    multiplied by the withdrawal charge rate:              X 7.0%                    X 7.0%
                                                                                       ----------                ----------
                                                           withdrawal charge:              376.34                  1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           15,376.34                 16,062.31
                                                           WITHDRAWAL CHARGE:             (376.34)                (1,062.31)
                                                                                       ----------                ----------

                                                NET FULL WITHDRAWAL PROCEEDS:          $15,000.00                $15,000.00


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

- on Jan. 1, 2005 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

- on March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

-  on March 1, 2006 the contract value grows to $23,000.


   WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2006 AS FOLLOWS:


      Contract value at death:                                                                              $23,000.00
                                                                                                            ==========
      Purchase payments plus purchase payment credits, minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                              $25,250.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,250
         ---------------- =                                                                                  -1,721.59
              $22,000                                                                                       ----------
         for a death benefit of:                                                                            $23,528.41
                                                                                                            ==========
   ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                                 $23,528.41


EXAMPLE -- MAV DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

- on Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000; and

- on March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

   WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                              $20,500.00
                                                                                                            ==========
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                              $20,200.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,200
         ---------------- =                                                                                  -1,377.27
              $22,000                                                                                       ----------
         for a death benefit of:                                                                            $18,822.73
                                                                                                            ==========

   3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary contract values:                                             $24,000.00
         plus purchase payments and credits made since that anniversary:                                         +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000
         ---------------- =                                                                                  -1,636.36
              $22,000                                                                                       ----------
         for a death benefit of:                                                                            $22,363.64
                                                                                                            ==========

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE  THREE VALUES, WHICH IS THE MAV:                        $22,363.64
                                                                                                                      ----------


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                              $22,800.00
                                                                                                           ===========
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                              $25,250.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,250
         ---------------- =                                                                                  -1,558.64
              $24,300                                                                                      -----------
         for a death benefit of:                                                                            $23,691.36
                                                                                                           ===========
   3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on Jan. 1, 2005, calculated as:
         1.05 X $20,150 =                                                                                   $21,157.50
         plus purchase payments and purchase payment credits
         allocated to the subaccounts since that anniversary:                                                    +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,157.50
         ------------------- =                                                                               -1,670.33
                $19,000                                                                                    -----------
         variable account floor benefit:                                                                    $19,487.17
         plus the one-year fixed account value:                                                            +$ 5,300.00
                                                                                                           ===========
         5% variable account floor (value of the GPAs, the one-year fixed account
         and the variable account floor):                                                                   $24,787.17

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
   VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                                    $24,787.17
                                                                                                                      ----------


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                              $22,800.00
                                                                                                            ==========
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                              $25,250.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,250
         ---------------- =                                                                                  -1,558.64
              $24,300                                                                                       ----------
         for a death benefit of:                                                                            $23,691.36
                                                                                                            ==========
   3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                                  $25,250.00
         plus purchase payments and purchase payment credits made since that anniversary:                        +0.00
         minus adjusted partial withdrawals made since that
         anniversary, calculated as:
         $1,500 X $25,250
         ---------------- =                                                                                  -1,558.64
              $24,300                                                                                       ----------
         for a MAV Death Benefit of:                                                                        $23,691.36
                                                                                                            ==========
   4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on Jan. 1, 2004,
         calculated as: 1.05 X $20,250 =                                                                    $21,262.50
         plus purchase payments and purchase payment credits
         allocated to the subaccounts since that anniversary:                                                    +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,262.50
         ------------------- =                                                                               -1,678.62
                $19,000                                                                                     ----------
         variable account floor benefit:                                                                    $19,583.88
         plus the one-year fixed account value:                                                              +5,300.00
         5% variable account floor (value of the GPAs, one-year fixed
         account and the variable account floor):                                                           $24,883.88
                                                                                                            ==========

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                      $24,883.88
                                                                                                                      ----------


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT

ASSUMPTIONS:


- You purchase the contract on Jan. 1, 2004 with a payment of $100,000, and you select a 7-year withdrawal charge schedule.


-  We add a purchase payment credit of $1,000 to your contract.



   The Guaranteed Benefit Amount (GBA) equals your purchase payment
   plus the purchase payment credit:                                                     $101,000
   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
      0.07 X $101,000 =                                                                  $  7,070
   The Remaining Benefit Amount (RBA) equals your purchase payment
   plus the purchase payment credit:                                                     $101,000
   On Jan. 1, 2005 the contract value grows to $110,000. You decide to step up your benefit.
   The RBA equals 100% of your contract anniversary value:                               $110,000
   The GBA equals 100% of your contract anniversary value:                               $110,000
   The GBP equals 7% of your stepped-up GBA:
      0.07 X $110,000 =                                                                  $  7,700
   On July 1, 2006 you decide to take a partial withdrawal of $7,700.
   You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
      $110,000 - $7,700 =                                                                $102,300
   The GBA equals the GBA immediately prior to the partial withdrawal:                   $110,000
   The GBP equals 7% of your GBA:
      0.07 X $110,000 =                                                                  $  7,700
   On Jan. 1, 2007 you make an additional purchase payment of $50,000.
   We add a purchase payment credit of $500 to your contract.
   The new RBA for the contract is equal to your prior RBA plus 100%
   of the additional purchase payment and purchase payment credit:
      $102,300 + $50,500 =                                                               $152,800
   The new GBA for the contract is equal to your prior GBA plus 100%
   of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                               $160,500
   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                                  $ 11,235
   On Jan. 1, 2008 your contract value grows to $200,000. You decide to step up your benefit.
   The RBA equals 100% of your contract anniversary value:                               $200,000
   The GBA equals 100% of your contract anniversary value:                               $200,000
   The GBP equals 7% of your stepped-up GBA:
      0.07 X $200,000 =                                                                  $ 14,000


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2009 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


      (1) your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                                        $210,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
             $200,000 - $20,000 =                                                        $180,000

   Reset RBA = lesser of (1) or (2) =                                                    $180,000
   The GBA gets reset to the lesser of:
      (1) your prior GBA                                                                 $200,000
      OR
      (2) the greater of:
             a.      your contract value immediately following the partial withdrawal;
                       $230,000 - $20,000 =                                              $210,000
             OR
             b. your Reset RBA.                                                          $180,000
      Greater of a. or b. =                                                              $210,000
   Reset GBA = lesser of (1) or (2) =                                                    $200,000
   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 X $200,000 =                                                                  $ 14,000


   On July 1, 2012 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


      (1) your contract value immediately following the partial withdrawal;
             $175,000 - $25,000 =                                                        $150,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
             $180,000 - $25,000 =                                                        $155,000

   Reset RBA = lesser of (1) or (2) = $150,000 The GBA gets reset to the lesser of:
      (1) your prior GBA;                                                                $200,000
      OR
      (2) the greater of:
             a. your contract value immediately following the partial withdrawal;
                   $175,000 - $25,000 =                                                  $150,000
             OR
             b. your Reset RBA.                                                          $150,000
      Greater of a. or b. =                                                              $150,000
   Reset GBA = lesser of (1) or (2) =                                                    $150,000
   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 X $150,000 =                                                                  $ 10,500

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

-  we immediately add a $1,000 purchase payment credit; and

- you invest all contract value in the subaccounts (Protected Investment Options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

-  the annuitant is male and age 55 at contract issue; and

-  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                    ASSUMED             PURCHASE            MAXIMUM            GUARANTEED
  CONTRACT                                         CONTRACT             PAYMENTS          ANNIVERSARY            INCOME
 ANNIVERSARY                                         VALUE             AND CREDITS       VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
     1                                             $109,000             $101,000            $109,000            $109,000
     2                                              127,000                 none             127,000             127,000
     3                                              134,000                 none             134,000             134,000
     4                                              153,000                 none             153,000             153,000
     5                                               86,000                 none             153,000             153,000
     6                                              122,000                 none             153,000             153,000
     7                                              141,000                 none             153,000             153,000
     8                                              155,000                 none             155,000             155,000
     9                                              142,000                 none             155,000             155,000
    10                                              176,000                 none             176,000             176,000
    11                                              143,000                 none             176,000             176,000
    12                                              150,000                 none             176,000             176,000
    13                                              211,000                 none             211,000             211,000
    14                                              201,000                 none             211,000             211,000
    15                                              206,000                 none             211,000             211,000



(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
    10                                             $176,000              $   788.48         $176,000             $   788.48
    11                                              143,000                  656.37          176,000                 807.84
    12                                              150,000                  706.50          176,000                 828.96
    13                                              211,000                1,019.13          211,000               1,019.13
    14                                              201,000                  996.96          211,000               1,046.56
    15                                              206,000                1,048.54          211,000               1,073.99



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



  CONTRACT                                      STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE                            CONTRACT VALUE         NO REFUND*           BENEFIT BASE            NO REFUND*
    10                                    $176,000                 $633.60           $176,000                  $633.60
    11                                     143,000                  526.24            176,000                   647.68
    12                                     150,000                  564.00            176,000                   661.76
    13                                     211,000                  812.35            211,000                   812.35
    14                                     201,000                  793.95            211,000                   833.45
    15                                     206,000                  834.30            211,000                   854.55



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                    ASSUMED              PURCHASE               5%             BENEFIT BASE -
  CONTRACT                                         CONTRACT              PAYMENTS          ACCUMULATION        5% ACCUMULATION
 ANNIVERSARY                                         VALUE              AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
     1                                             $109,000             $101,000            $106,050            $109,000
     2                                              127,000                 none             111,353             127,000
     3                                              134,000                 none             116,920             134,000
     4                                              153,000                 none             122,766             153,000
     5                                               86,000                 none             128,904             128,904
     6                                              122,000                 none             135,350             135,350
     7                                              141,000                 none             142,117             142,117
     8                                              155,000                 none             149,223             155,000
     9                                              142,000                 none             156,684             156,684
    10                                              176,000                 none             164,518             176,000
    11                                              143,000                 none             172,744             172,744
    12                                              150,000                 none             181,381             181,381
    13                                              211,000                 none             190,451             211,000
    14                                              201,000                 none             199,973             201,000
    15                                              206,000                 none             209,972             209,972



(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
    10                                             $176,000              $   788.48         $176,000             $   788.48
    11                                              143,000                  656.37          172,744                 792.90
    12                                              150,000                  706.50          181,381                 854.31
    13                                              211,000                1,019.13          211,000               1,019.13
    14                                              201,000                  996.96          201,000                 996.96
    15                                              206,000                1,048.54          209,972               1,068.76



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                                        INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                      STANDARD PROVISIONS                     5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE                            CONTRACT VALUE         NO REFUND*           BENEFIT BASE            NO REFUND*
    10                                    $176,000                 $633.60           $176,000                  $633.60
    11                                     143,000                  526.24            172,744                   635.70
    12                                     150,000                  564.00            181,381                   681.99
    13                                     211,000                  812.35            211,000                   812.35
    14                                     201,000                  793.95            201,000                   793.95
    15                                     206,000                  834.30            209,972                   850.39



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                                                                               BENEFIT BASE -
                                                                                                                 GREATER OF
                                 ASSUMED            PURCHASE              MAXIMUM               5%                MAV OR 5%
  CONTRACT                      CONTRACT            PAYMENTS            ANNIVERSARY        ACCUMULATION         ACCUMULATION
 ANNIVERSARY                      VALUE            AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
     1                         $109,000            $101,000             $109,000            $106,050            $109,000
     2                          127,000                none              127,000             111,353             127,000
     3                          134,000                none              134,000             116,920             134,000
     4                          153,000                none              153,000             122,766             153,000
     5                           86,000                none              153,000             128,904             153,000
     6                          122,000                none              153,000             135,350             153,000
     7                          141,000                none              153,000             142,117             153,000
     8                          155,000                none              155,000             149,223             155,000
     9                          142,000                none              155,000             156,684             156,684
    10                          176,000                none              176,000             164,518             176,000
    11                          143,000                none              176,000             172,744             176,000
    12                          150,000                none              176,000             181,381             181,381
    13                          211,000                none              211,000             190,451             211,000
    14                          201,000                none              211,000             199,973             211,000
    15                          206,000                none              211,000             209,972             211,000



(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                            STANDARD PROVISIONS                   OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                      ASSUMED        PLAN B - LIFE WITH      GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                  CONTRACT VALUE      10 YEARS CERTAIN*        BENEFIT BASE       10 YEARS CERTAIN*
    10                                          $176,000              $   788.48            $176,000             $   788.48
    11                                           143,000                  656.37             176,000                 807.84
    12                                           150,000                  706.50             181,381                 854.31
    13                                           211,000                1,019.13             211,000               1,019.13
    14                                           201,000                  996.96             211,000               1,046.56
    15                                           206,000                1,048.54             211,000               1,073.99



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                                   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                    STANDARD PROVISIONS                      OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                              ASSUMED      PLAN D - LAST SURVIVOR       GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE                          CONTRACT VALUE         NO REFUND*                BENEFIT BASE           NO REFUND*
    10                                  $176,000               $633.60                   $176,000                $633.60
    11                                   143,000                526.24                    176,000                 647.68
    12                                   150,000                564.00                    181,381                 681.99
    13                                   211,000                812.35                    211,000                 812.35
    14                                   201,000                793.95                    211,000                 833.45
    15                                   206,000                834.30                    211,000                 854.55



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-  you have selected the seven-year withdrawal charge schedule; and

- we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

   On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   MAV Death Benefit (contract value):                                                $110,000
   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                       +4,000
                                                                                         --------
   Total death benefit of:                                                               $114,000


   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (MAV):                                                              $110,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
      0.40 X ($110,000 - $100,000) =                                                       +4,000
                                                                                         --------
   Total death benefit of:                                                               $114,000


   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:



   MAV Death Benefit (MAV adjusted for partial withdrawals):                              $57,619
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
      0.40 X ($57,619 - $55,000) =                                                         +1,048
   Total death benefit of:                                                                $58,667
                                                                                         --------


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:


   MAV Death Benefit (contract value):                                                   $200,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                +55,000
                                                                                         --------
   Total death benefit of:                                                               $255,000


   On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2013 equals:


   MAV Death Benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                         $249,500
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                +55,000
                                                                                         --------
   Total death benefit of:                                                               $304,500


   On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value):                                                   $250,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 X ($250,000 - $105,000) =                                                      +58,000
                                                                                         --------
   TOTAL DEATH BENEFIT OF:                                                                       $308,000

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-  you have selected the seven-year withdrawal charge schedule; and

- we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

   On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

   On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2005 equals:


      MAV Death Benefit (contract value):                                                                      $110,000
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                                             +4,000
                                                                                                               --------
   Total death benefit of:                                                                                     $114,000


   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


      MAV Death Benefit (MAV):                                                                                 $110,000
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
      0.40 X ($110,000 - $100,000) =                                                                             +4,000
      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 X $100,000 =                                                           +10,000
                                                                                                               --------
   Total death benefit of:                                                                                     $124,000


   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


      MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
      0.40 X ($57,619 - $55,000) =                                                                               +1,048
      plus 10% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.10 X $55,000 =                                                       +5,500
                                                                                                               --------
   Total death benefit of:                                                                                      $64,167


   On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


      MAV Death Benefit (contract value):                                                                      $200,000
      plus the Benefit Protector(SM) Plus benefit which equals
      40% of earnings at death, up to a maximum of 100%
      of purchase payments not previously withdrawn
      that are one or more years old                                                                            +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                                             +11,000
                                                                                                               --------
    Total death benefit of:                                                                                    $266,000


   On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2013 equals:


      MAV Death Benefit (contract value less any purchase payment credits
      added in the last 12 months):                                                                            $249,500
      plus the Benefit Protector(SM) Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                                            +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                                             +11,000
                                                                                                               --------
   Total death benefit of:                                                                                     $315,500


   On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2014 equals:


      MAV Death Benefit (contract value):                                                                      $250,000
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($250,000 - $105,000) =                                                                            +58,000
      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 X $55,000 =                                                            +11,000
                                                                                                               --------
   TOTAL DEATH BENEFIT OF:                                                                                              $319,000

 AMERICAN EXPRESS INNOVATIONS(SM) CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

[GRAPHIC]


[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, ISSUER
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437


45312 A (4/04)

PROSPECTUS


APRIL 30, 2004


AMERICAN EXPRESS

NEW SOLUTIONS(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474

           Telephone: (800) 333-3437
           (Home Office)


           AMERICAN VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

NEW AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

-  American Express(R) Variable Portfolio Funds
-  AIM Variable Insurance Funds
-  AllianceBernstein Variable Products Series Fund, Inc.
-  Evergreen Variable Annuity Trust
-  Fidelity(R) Variable Insurance Products
-  Service Class
-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT)
-  Class 2
-  MFS(R) Variable Insurance Trust(SM)
-  Putnam Variable Trust - Class IB Shares

Please read the prospectuses carefully and keep them for future reference.


The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                             3
THE CONTRACT IN BRIEF                                                 4
EXPENSE SUMMARY                                                       7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                          11
FINANCIAL STATEMENTS                                                 16
THE VARIABLE ACCOUNT AND THE FUNDS                                   17
GUARANTEE PERIOD ACCOUNTS (GPAS)                                     22
THE ONE-YEAR FIXED ACCOUNT                                           24
BUYING YOUR CONTRACT                                                 25
CHARGES                                                              27
VALUING YOUR INVESTMENT                                              31
MAKING THE MOST OF YOUR CONTRACT                                     32
WITHDRAWALS                                                          36
TSA-- SPECIAL WITHDRAWAL PROVISIONS                                  36
CHANGING OWNERSHIP                                                   37
BENEFITS IN CASE OF DEATH                                            37
OPTIONAL BENEFITS                                                    40
THE ANNUITY PAYOUT PERIOD                                            49
TAXES                                                                51
VOTING RIGHTS                                                        53
SUBSTITUTION OF INVESTMENTS                                          54
ABOUT THE SERVICE PROVIDERS                                          54
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                56
ADDITIONAL INFORMATION                                               63
EXPERTS                                                              63
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION     64
TABLE OF CONTENTS OF THE  STATEMENT OF ADDITIONAL INFORMATION        80
APPENDIX: PERFORMANCE CREDIT RIDER  ADJUSTED PARTIAL WITHDRAWAL      81


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS)*: A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments and purchase payments credits or transfer contract value to a GPA. Withdrawals or transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT(1): An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

* The GPAs are not available under contracts issued in Maryland and Pennsylvania and may not be available in other states.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax). It may not be advantageous for you to purchase this contract as a replacement for, or in addition to, an existing annuity contract or life insurance policy.

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 17)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000 and these accounts may not be available in all states. (p. 22 and p. 24)


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. Some states have time limitations for making additional payments. (p. 25)

MINIMUM ADDITIONAL PURCHASE PAYMENT
     $50 for Systematic Investment Plans (SIPs)

     $100 for all other payment plans.


MAXIMUM TOTAL PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


Purchase payments are limited and you may not make purchase payments after the first contract anniversary for contracts issued in Maryland.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. GPAs and one-year fixed account transfers are subject to special restrictions. (p. 33)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 36)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 37)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 37)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 40)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 49)

TAXES: Generally, your contract grows tax deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 51)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. 27):


-  $40 annual contract administrative charge(1);

- if you select the Guaranteed Minimum Income Benefit Rider(2) (GMIB), an annual fee (currently 0.30%) based on the adjusted contract value;

- if you select the Performance Credit Rider(2) (PCR), an annual fee of 0.15% of the contract value;

- if you select the Benefit Protector(SM) Death Benefit Rider(3) (Benefit Protector), an annual fee of 0.25% of the contract value;

- if you select the Benefit Protector Plus Death Benefit Rider(3) (Benefit Protector Plus), an annual fee of 0.40% of the contract value;

-  withdrawal charge;

- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal);

-  the operating expenses of the funds in which the subaccounts invest; and

- the total variable account expenses (if you make allocations to one or more subaccounts):


                                                         VARIABLE ACCOUNT      TOTAL MORTALITY AND    TOTAL VARIABLE
                                                       ADMINISTRATIVE CHARGE    EXPENSE RISK FEE      ACCOUNT EXPENSE
QUALIFIED ANNUITIES:
 Return of Purchase Payments (ROP) death benefit                 0.15%                  0.85%                1.00%
 Maximum Anniversary Value (MAV) death benefit(4)                0.15                   0.95                 1.10

NONQUALIFIED ANNUITIES:
 Return of Purchase Payments death benefit                       0.15                   1.10                 1.25
 Maximum Anniversary Value death benefit(4)                      0.15                   1.20                 1.35



(1) Some states limit the amount of the contract charge allocated to the fixed account.

(2) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is available if the annuitant is 75 or younger at contract issue. If you select the GMIB you must select the MAV rider.
(3) Available if you and the annuitant are 75 or younger at contract issue. These riders may not be available in all states.
(4) Available if both you and the annuitant are 79 or younger at contract issue. May not be available in all states.



          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.


CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

                     YEARS FROM PURCHASE                     WITHDRAWAL CHARGE
                       PAYMENT RECEIPT                          PERCENTAGE
                              1                                     8%
                              2                                     8
                              3                                     7
                              4                                     7
                              5                                     6
                              6                                     5
                              7                                     3
                              Thereafter                            0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose a death benefit guarantee and whether you want a qualified or nonqualified plan. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.



                                                         VARIABLE ACCOUNT      TOTAL MORTALITY AND    TOTAL VARIABLE
                                                       ADMINISTRATIVE CHARGE    EXPENSE RISK FEE      ACCOUNT EXPENSE
QUALIFIED ANNUITIES:
 RETURN OF PURCHASE PAYMENT DEATH BENEFIT                        0.15%                  0.85%                1.00%
 MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT                         0.15                   0.95                 1.10

NONQUALIFIED ANNUITIES:
 RETURN OF PURCHASE PAYMENT DEATH BENEFIT                        0.15                   1.10                 1.25
 MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT                         0.15                   1.20                 1.35



OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                            $     40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                                                                   0.30%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary. )

PERFORMANCE CREDIT RIDER (PCR) FEE                                                                                   0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE                                                    0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE                                          0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)


* This fee apples only if you elect this optional feature.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                                MINIMUM        MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements      .64%            1.80%


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                     GROSS TOTAL
                                                                       MANAGEMENT       12b-1           OTHER          ANNUAL
                                                                          FEES          FEES          EXPENSES        EXPENSES
AXP(R) Variable Portfolio
      Cash Management Fund                                                 .51%          .13%           .06%           .70%(1)
      Managed Fund                                                         .61           .13            .06            .80(1)
      NEW DIMENSIONS FUND(R)                                               .62           .13            .07            .82(1)
      S&P 500 Index Fund                                                   .29           .13            .22            .64(2)
      Short Duration U.S. Government Fund                                  .61           .13            .08            .82(1)
      Small Cap Advantage Fund                                             .81           .13            .25           1.19(1)
AIM V.I.
      AIM V.I. Capital Appreciation Fund, Series I Shares                  .61            --            .24            .85(3)
      AIM V.I. Dent Demographic Trends Fund, Series I Shares               .85            --            .45           1.30(3),(4)
      AIM V.I. Premier Equity Fund, Series I Shares                        .61            --            .24            .85(3)
AllianceBernstein Variable Products Series Fund, Inc.
      AllianceBernstein VP Growth and Income Portfolio (Class B)           .63           .25            .03            .91(5)
      AllianceBernstein VP Premier Growth Portfolio (Class B)             1.00           .25            .05           1.30(5)
      AllianceBernstein VP Technology Portfolio (Class B)                 1.00           .25            .12           1.37(5)
Evergreen VA
      Fund - Class 1                                                       .75            --            .27           1.02(6)
      Growth and Income Fund - Class 1                                     .75            --            .24            .99(6)
      International Equity Fund - Class 1                                  .66            --            .46           1.12(6)
      Omega Fund - Class 1                                                 .52            --            .20            .72(6)
      Special Values Fund - Class 1                                        .87            --            .27           1.14(6)
      Strategic Income Fund - Class 1                                      .49            --            .29            .78(6)
Fidelity(R) VIP
      Contrafund(R) Portfolio Service Class                                .58           .10            .09            .77(7)
      High Income Portfolio Service Class                                  .58           .10            .11            .79(7)
      Mid Cap Portfolio Service Class                                      .58           .10            .12            .80(7)
FTVIPT
      Franklin Small Cap Fund - Class 2                                    .51           .25            .29           1.05(8),(9)
      Mutual Shares Securities Fund - Class 2                              .60           .25            .20           1.05(8)
      Templeton Developing Markets Securities Fund - Class 2              1.25           .25            .30           1.80(8)
      Templeton Foreign Securities Fund - Class 2                          .69           .25            .22           1.16(9)


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                     GROSS TOTAL
                                                                       MANAGEMENT       12b-1           OTHER          ANNUAL
                                                                          FEES          FEES          EXPENSES        EXPENSES
MFS(R)
      Investors Growth Stock Series - Service Class                           .75%       .25%           .13%          1.13%(10),(11)
      New Discovery Series - Service Class                                    .90        .25            .14           1.29(10),(11)
      Total Return Series - Service Class                                     .75        .25            .09           1.09(10)
Putnam Variable Trust
      Putnam VT Growth and Income Fund - Class IB Shares                      .48        .25            .05            .78(12)
      Putnam VT International New Opportunities Fund - Class IB Shares       1.00        .25            .26           1.51(12)
      Putnam VT Vista Fund - Class IB Shares                                  .65        .25            .11           1.01(12)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contract and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(4) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Gross total annual expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Gross total annual expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through Dec. 31, 2005.
(5) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003. From Dec. 1, 2003 through Dec. 31, 2003 AllianceBernstein VP Premier Growth Portfolio (Class B) had a voluntary waiver. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.99%, 0.05% and 1.29%.
(6) The total ratio of expenses to average net assets excludes expense reductions and fee waivers The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expenses reimbursements were made. The Fund's investment advisor may cease these waivers and/or reimbursements at any time. With fee waivers and expense reimbursements, "Other expenses" and "Gross total annual expenses" would be 0.25% and 1.00% for Evergreen VA Fund - Class 1, 0.41% and 1.07% for Evergreen VA International Equity Fund
     - Class 1, and 0.13% and 1.00% for Evergreen Special Values Fund - Class 1.
(7) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(8) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year.
(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 1.01% for FTVIPT Franklin Small Cap Fund - Class 2 and (0.04%) and 1.12% for FTVIPT Templeton Foreign Securities Fund - Class 2.
(10) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.12% for Investors Growth Stock Series and 1.28% for New Discovery Series.
(12) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit and optional GMIB and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                               IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                        AT THE END OF THE APPLICABLE TIME PERIOD:            AT THE END OF THE APPLICABLE TIME PERIOD:

                       1 YEAR       3 YEARS     5 YEARS      10 YEARS      1 YEAR       3 YEARS      5 YEARS     10 YEARS
Nonqualified Annuity $ 1,195.96   $ 1,900.27   $ 2,621.41   $ 4,150.20   $   395.96   $ 1,200.27   $ 2,021.41   $ 4,150.20
Qualified Annuity      1,170.33     1,825.47     2,500.31     3,927.06       370.33     1,125.47     1,900.31     3,927.06



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                               IF YOU DO NOT WITHDRAW YOUR CONTRACT
                            IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                        AT THE END OF THE APPLICABLE TIME PERIOD:            AT THE END OF THE APPLICABLE TIME PERIOD:

                       1 YEAR       3 YEARS     5 YEARS      10 YEARS      1 YEAR       3 YEARS      5 YEARS     10 YEARS
Nonqualified Annuity $   995.06   $ 1,303.20  $  1,636.61   $ 2,241.21   $   195.06   $   603.20   $ 1,036.61   $ 2,241.21
Qualified Annuity        969.43     1,225.29     1,505.05     1,969.92       169.43       525.29       905.05     1,969.92



* In these examples, the $40 contract administrative charge is approximated as a ..013% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                         2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.06   $   1.06   $   1.03   $   1.00
Accumulation unit value at end of period                                                $   1.05   $   1.06   $   1.06   $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                      813        697        554         53
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (0.58%) AND (0.58%), RESPECTIVELY.

SUBACCOUNT UMGD1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - MANAGED FUND) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.75   $   0.87   $   0.98   $   1.00
Accumulation unit value at end of period                                                $   0.89   $   0.75   $   0.87   $   0.98
Number of accumulation units outstanding at end of period (000 omitted)                       49         39        116         --

SUBACCOUNT UNDM1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.59   $   0.76   $   0.92   $   1.00
Accumulation unit value at end of period                                                $   0.72   $   0.59   $   0.76   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                      301         95         20         --

SUBACCOUNT USPF1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.61   $   0.80   $   0.92   $   1.00
Accumulation unit value at end of period                                                $   0.78   $   0.61   $   0.80   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                      748        360        112          7

SUBACCOUNT UFIF1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.17   $   1.11   $   1.06   $   1.00
Accumulation unit value at end of period                                                $   1.17   $   1.17   $   1.11   $   1.06
Number of accumulation units outstanding at end of period (000 omitted)                      849        645         30         --

SUBACCOUNT USCA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.79   $   0.96   $   1.04   $   1.00
Accumulation unit value at end of period                                                $   1.16   $   0.79   $   0.96   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                       15         14          2          2

SUBACCOUNT UCAP1 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.52   $   0.69   $   0.91   $   1.00
Accumulation unit value at end of period                                                $   0.66   $   0.52   $   0.69   $   0.91
Number of accumulation units outstanding at end of period (000 omitted)                      410        506        646         12

SUBACCOUNT UDDT1 (INVESTING IN SHARES OF AIM V.I. DENT DEMOGRAPHIC TRENDS FUND, SERIES I SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.39   $   0.58   $   0.87   $   1.00
Accumulation unit value at end of period                                                $   0.53   $   0.39   $   0.58   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                       97        113        113         12

SUBACCOUNT UVAL1 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.53   $   0.77   $   0.89   $   1.00
Accumulation unit value at end of period                                                $   0.66   $   0.53   $   0.77   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                      459        637        761         56

SUBACCOUNT UGIP1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.74   $   0.97   $   0.97   $   1.00
Accumulation unit value at end of period                                                $   0.97   $   0.74   $   0.97   $   0.97
Number of accumulation units outstanding at end of period (000 omitted)                    1,510      1,341        640         31

SUBACCOUNT UPRG1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.45   $   0.65   $   0.80   $   1.00
Accumulation unit value at end of period                                                $   0.55   $   0.45   $   0.65   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                      893      1,003        741         47


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                         2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UTEC1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.30   $   0.51   $   0.69   $   1.00
Accumulation unit value at end of period                                                $   0.42   $   0.30   $   0.51   $   0.69
Number of accumulation units outstanding at end of period (000 omitted)                      655        372        364         44

SUBACCOUNT UEVF1 (INVESTING IN SHARES OF EVERGREEN VA FUND - CLASS 1*) (12/8/2003)
Accumulation unit value at beginning of period                                          $   1.00         --         --         --
Accumulation unit value at end of period                                                $   1.04         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                       39         --         --         --
*EVERGREEN VA MASTERS FUND - CLASS 1 MERGED INTO EVERGREEN VA FUND - CLASS 1 AS
OF DEC. 8, 2003.

SUBACCOUNT UEGI1 (INVESTING IN SHARES OF EVERGREEN VA GROWTH AND INCOME FUND - CLASS 1) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.76   $   0.91   $   1.04   $   1.00
Accumulation unit value at end of period                                                $   0.98   $   0.76   $   0.91   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                       78         92         83         25

SUBACCOUNT UEIN1 (INVESTING IN SHARES OF EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1*) (12/8/2003)
Accumulation unit value at beginning of period                                          $   1.00         --         --         --
Accumulation unit value at end of period                                                $   1.05         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                       57         --         --         --
*EVERGREEN VA GLOBAL LEADERS FUND - CLASS 1 MERGED INTO EVERGREEN VA
INTERNATIONAL EQUITY FUND - CLASS 1 AS OF DEC. 8, 2003.

SUBACCOUNT UEOM1 (INVESTING IN SHARES OF EVERGREEN VA OMEGA FUND - CLASS 1) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.51   $   0.69   $   0.82   $   1.00
Accumulation unit value at end of period                                                $   0.71   $   0.51   $   0.69   $   0.82
Number of accumulation units outstanding at end of period (000 omitted)                      414        338        422         97

SUBACCOUNT UESC1 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL VALUES FUND - CLASS 1) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.19   $   1.37   $   1.17   $   1.00
Accumulation unit value at end of period                                                $   1.52   $   1.19   $   1.37   $   1.17
Number of accumulation units outstanding at end of period (000 omitted)                      371        346         69         10

SUBACCOUNT UESI1 (INVESTING IN SHARES OF EVERGREEN VA STRATEGIC INCOME FUND - CLASS 1) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.25   $   1.09   $   1.04   $   1.00
Accumulation unit value at end of period                                                $   1.45   $   1.25   $   1.09   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                      274        103         79         --

SUBACCOUNT UCOF1 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.76   $   0.85   $   0.97   $   1.00
Accumulation unit value at end of period                                                $   0.96   $   0.76   $   0.85   $   0.97
Number of accumulation units outstanding at end of period (000 omitted)                      957        633        232          4

SUBACCOUNT UHIP1 (INVESTING IN SHARES OF FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.74   $   0.72   $   0.83   $   1.00
Accumulation unit value at end of period                                                $   0.93   $   0.74   $   0.72   $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                      204        114        104          4

SUBACCOUNT UMDC1 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.03   $   1.16   $   1.21   $   1.00
Accumulation unit value at end of period                                                $   1.41   $   1.03   $   1.16   $   1.21
Number of accumulation units outstanding at end of period (000 omitted)                      693        699        468         23

SUBACCOUNT USMC1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.53   $   0.75   $   0.90   $   1.00
Accumulation unit value at end of period                                                $   0.72   $   0.53   $   0.75   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                      712        656        312         52

SUBACCOUNT UMSS1 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.01   $   1.16   $   1.09   $   1.00
Accumulation unit value at end of period                                                $   1.25   $   1.01   $   1.16   $   1.09
Number of accumulation units outstanding at end of period (000 omitted)                    2,566        753         61         21

SUBACCOUNT UDMS1 (INVESTING IN SHARES OF FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.79   $   0.80   $   0.87   $   1.00
Accumulation unit value at end of period                                                $   1.19   $   0.79   $   0.80   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                       --          9          9         --


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                         2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UINT1 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.68   $   0.85   $   1.02   $   1.00
Accumulation unit value at end of period                                                $   0.89   $   0.68   $   0.85   $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                      734        513        324         22

SUBACCOUNT UGRS1 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.50   $   0.71   $   0.95   $   1.00
Accumulation unit value at end of period                                                $   0.61   $   0.50   $   0.71   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                      515        421        326          3

SUBACCOUNT UNDS1 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.64   $   0.95   $   1.01   $   1.00
Accumulation unit value at end of period                                                $   0.84   $   0.64   $   0.95   $   1.01
Number of accumulation units outstanding at end of period (000 omitted)                      388        165        115         27

SUBACCOUNT UTRS1 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.04   $   1.10   $   1.12   $   1.00
Accumulation unit value at end of period                                                $   1.19   $   1.04   $   1.10   $   1.12
Number of accumulation units outstanding at end of period (000 omitted)                    2,457      1,585        792         45

SUBACCOUNT UGIN1 (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.79   $   0.99   $   1.07   $   1.00
Accumulation unit value at end of period                                                $   1.00   $   0.79   $   0.99   $   1.07
Number of accumulation units outstanding at end of period (000 omitted)                      530        379        287         --

SUBACCOUNT UINO1 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.46   $   0.53   $   0.76   $   1.00
Accumulation unit value at end of period                                                $   0.60   $   0.46   $   0.53   $   0.76
Number of accumulation units outstanding at end of period (000 omitted)                      209        232        199         63

SUBACCOUNT UVIS1 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.42   $   0.60   $   0.92   $   1.00
Accumulation unit value at end of period                                                $   0.55   $   0.42   $   0.60   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                      233        163        265         35

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                         2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG4 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.05   $   1.05   $   1.03   $   1.00
Accumulation unit value at end of period                                                $   1.04   $   1.05   $   1.05   $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                    2,810      3,130      3,857        618
*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (0.93%) AND (0.93%), RESPECTIVELY.

SUBACCOUNT UMGD4 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - MANAGED FUND) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.74   $   0.86   $   0.98   $   1.00
Accumulation unit value at end of period                                                $   0.88   $   0.74   $   0.86   $   0.98
Number of accumulation units outstanding at end of period (000 omitted)                      407        300        200          3

SUBACCOUNT UNDM4 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.58   $   0.75   $   0.92   $   1.00
Accumulation unit value at end of period                                                $   0.71   $   0.58   $   0.75   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                    2,025        683        193         32

SUBACCOUNT USPF4 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.61   $   0.80   $   0.92   $   1.00
Accumulation unit value at end of period                                                $   0.77   $   0.61   $   0.80   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                    6,015      4,960      1,756        110

SUBACCOUNT UFIF4 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U S. GOVERNMENT FUND) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.16   $   1.11   $   1.06   $   1.00
Accumulation unit value at end of period                                                $   1.16   $   1.16   $   1.11   $   1.06
Number of accumulation units outstanding at end of period (000 omitted)                    7,749      5,451      1,321         34

SUBACCOUNT USCA4 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.78   $   0.96   $   1.04   $   1.00
Accumulation unit value at end of period                                                $   1.14   $   0.78   $   0.96   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                      214        161         57         --

SUBACCOUNT UCAP4 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.51   $   0.68   $   0.90   $   1.00
Accumulation unit value at end of period                                                $   0.65   $   0.51   $   0.68   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                    4,485      4,583      2,944        311

SUBACCOUNT UDDT4 (INVESTING IN SHARES OF AIM V.I. DENT DEMOGRAPHIC TRENDS FUND, SERIES I SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.39   $   0.58   $   0.86   $   1.00
Accumulation unit value at end of period                                                $   0.53   $   0.39   $   0.58   $   0.86
Number of accumulation units outstanding at end of period (000 omitted)                    1,357      1,646      1,309        145

SUBACCOUNT UVAL4 (INVESTING IN SHARES OF AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.53   $   0.77   $   0.89   $   1.00
Accumulation unit value at end of period                                                $   0.65   $   0.53   $   0.77   $   0.89
Number of accumulation units outstanding at end of period (000 omitted)                    5,814      6,560      4,983        623

SUBACCOUNT UGIP4 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.74   $   0.96   $   0.97   $   1.00
Accumulation unit value at end of period                                                $   0.96   $   0.74   $   0.96   $   0.97
Number of accumulation units outstanding at end of period (000 omitted)                   11,403     10,906      4,722        292

SUBACCOUNT UPRG4 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.44   $   0.65   $   0.80   $   1.00
Accumulation unit value at end of period                                                $   0.54   $   0.44   $   0.65   $   0.80
Number of accumulation units outstanding at end of period (000 omitted)                    7,475      7,706      5,808        700

SUBACCOUNT UTEC4 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.29   $   0.51   $   0.69   $   1.00
Accumulation unit value at end of period                                                $   0.41   $   0.29   $   0.51   $   0.69
Number of accumulation units outstanding at end of period (000 omitted)                    2,911      2,423      2,237        456

SUBACCOUNT UEVF4 (INVESTING IN SHARES OF EVERGREEN VA FUND - CLASS 1*) (12/8/2003)
Accumulation unit value at beginning of period                                          $   1.00         --         --         --
Accumulation unit value at end of period                                                $   1.04         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      343         --         --         --
*EVERGREEN VA MASTERS FUND - CLASS 1 MERGED INTO EVERGREEN VA FUND - CLASS 1 AS
OF DEC. 8, 2003.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                         2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UEGI4 (INVESTING IN SHARES OF EVERGREEN VA GROWTH AND INCOME FUND - CLASS 1) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.75   $   0.90   $   1.04   $   1.00
Accumulation unit value at end of period                                                $   0.97   $   0.75   $   0.90   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                      321        395        178          6

SUBACCOUNT UEIN4 (INVESTING IN SHARES OF EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1*) (12/8/2003)
Accumulation unit value at beginning of period                                          $   1.00         --         --         --
Accumulation unit value at end of period                                                $   1.05         --         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      542         --         --         --
*EVERGREEN VA GLOBAL LEADERS FUND - CLASS 1 MERGED INTO EVERGREEN VA
INTERNATIONAL EQUITY FUND - CLASS 1 AS OF DEC. 8, 2003.

SUBACCOUNT UEOM4 (INVESTING IN SHARES OF EVERGREEN VA OMEGA FUND - CLASS 1) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.51   $   0.69   $   0.82   $   1.00
Accumulation unit value at end of period                                                $   0.70   $   0.51   $   0.69   $   0.82
Number of accumulation units outstanding at end of period (000 omitted)                    3,258      3,609      3,028        703

SUBACCOUNT UESC4 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL VALUES FUND - CLASS 1) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.18   $   1.36   $   1.17   $   1.00
Accumulation unit value at end of period                                                $   1.50   $   1.18   $   1.36   $   1.17
Number of accumulation units outstanding at end of period (000 omitted)                    2,255      2,265      1,562          7

SUBACCOUNT UESI4 (INVESTING IN SHARES OF EVERGREEN VA STRATEGIC INCOME FUND - CLASS 1) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.24   $   1.09   $   1.04   $   1.00
Accumulation unit value at end of period                                                $   1.43   $   1.24   $   1.09   $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                    1,799      1,607        732         --

SUBACCOUNT UCOF4 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.75   $   0.84   $   0.97   $   1.00
Accumulation unit value at end of period                                                $   0.95   $   0.75   $   0.84   $   0.97
Number of accumulation units outstanding at end of period (000 omitted)                    6,068      5,134      1,866        191

SUBACCOUNT UHIP4 (INVESTING IN SHARES OF FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.73   $   0.72   $   0.82   $   1.00
Accumulation unit value at end of period                                                $   0.92   $   0.73   $   0.72   $   0.82
Number of accumulation units outstanding at end of period (000 omitted)                    2,482      1,948      1,031         50

SUBACCOUNT UMDC4 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.02   $   1.15   $   1.21   $   1.00
Accumulation unit value at end of period                                                $   1.40   $   1.02   $   1.15   $   1.21
Number of accumulation units outstanding at end of period (000 omitted)                    5,042      4,911      2,607        222

SUBACCOUNT USMC4 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.53   $   0.75   $   0.90   $   1.00
Accumulation unit value at end of period                                                $   0.71   $   0.53   $   0.75   $   0.90
Number of accumulation units outstanding at end of period (000 omitted)                    5,842      4,909      4,683        349

SUBACCOUNT UMSS4 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.00   $   1.15   $   1.09   $   1.00
Accumulation unit value at end of period                                                $   1.24   $   1.00   $   1.15   $   1.09
Number of accumulation units outstanding at end of period (000 omitted)                   14,168      6,327      1,374         15

SUBACCOUNT UDMS4 (INVESTING IN SHARES OF FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.78   $   0.79   $   0.87   $   1.00
Accumulation unit value at end of period                                                $   1.18   $   0.78   $   0.79   $   0.87
Number of accumulation units outstanding at end of period (000 omitted)                      265        239        116          7

SUBACCOUNT UINT4 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.68   $   0.84   $   1.02   $   1.00
Accumulation unit value at end of period                                                $   0.88   $   0.68   $   0.84   $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                    3,675      2,373      1,576         53

SUBACCOUNT UGRS4 (INVESTING IN SHARES OF MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.50   $   0.70   $   0.95   $   1.00
Accumulation unit value at end of period                                                $   0.60   $   0.50   $   0.70   $   0.95
Number of accumulation units outstanding at end of period (000 omitted)                    2,708      2,832      1,928        187


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                         2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UNDS4 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.63   $   0.94   $   1.01   $   1.00
Accumulation unit value at end of period                                                $   0.83   $   0.63   $   0.94   $   1.01
Number of accumulation units outstanding at end of period (000 omitted)                    1,295        832        454         76

SUBACCOUNT UTRS4 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.03   $   1.10   $   1.11   $   1.00
Accumulation unit value at end of period                                                $   1.17   $   1.03   $   1.10   $   1.11
Number of accumulation units outstanding at end of period (000 omitted)                   16,041      8,646      3,493        141

SUBACCOUNT UGIN4 (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.79   $   0.98   $   1.07   $   1.00
Accumulation unit value at end of period                                                $   0.99   $   0.79   $   0.98   $   1.07
Number of accumulation units outstanding at end of period (000 omitted)                    1,701      1,879      1,109         17

SUBACCOUNT UINO4 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.45   $   0.53   $   0.76   $   1.00
Accumulation unit value at end of period                                                $   0.60   $   0.45   $   0.53   $   0.76
Number of accumulation units outstanding at end of period (000 omitted)                    1,252      1,444      1,359        155

SUBACCOUNT UVIS4 (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.41   $   0.60   $   0.92   $   1.00
Accumulation unit value at end of period                                                $   0.54   $   0.41   $   0.60   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                    3,036      3,391      7,086        487

FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus.



          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or our affiliates and the selling firms who distribute this contract.

Purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including but not limited to 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                                    INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -   Maximum current income consistent with liquidity and stability of     American Express
Cash Management Fund          principal. Invests primarily in money market instruments, such as     Financial Corporation
                              marketable debt obligations issued by the U.S. government or its      (AEFC)
                              agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper.

AXP(R) Variable Portfolio -   Maximum total investment return through a combination of capital      AEFC
Managed Fund                  growth and current income. Invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

AXP(R) Variable Portfolio -   Long-term growth of capital. Invests primarily in common stocks       AEFC
NEW DIMENSIONS FUND(R)        showing potential for significant growth.

AXP(R) Variable Portfolio -   Long-term capital appreciation. Non-diversified mutual fund that      AEFC
S&P 500 Index Fund            invests primarily in securities of large-capitalization stocks of
                              U.S. companies that are expected to provide investment results that correspond to the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio -   A high level of current income and safety of principal consistent     AEFC
Short Duration U.S.           with an investment in U.S. government and government agency
Government Fund               securities. Under normal market conditions, at least 80% of the
                              Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

AXP(R) Variable Portfolio -   Long-term capital growth. Under normal market conditions, at          AEFC, adviser; Kenwood
Small Cap Advantage Fund      least 80% of the Fund's net assets are invested in equity             Capital Management LLC,
                              securities of companies that are often included in the Russell subadviser 2000(R) Index and/or have market capitalization of up to
                              $2 billion at the time the Fund first invests in them.

AIM V.I. Capital              Growth of capital. Invests principally in common stocks of            A I M Advisors, Inc.
Appreciation Fund, Series I   companies likely to benefit from new or innovative products,
Shares                        services or processes as well as those with above-average growth and excellent prospects for future growth. The Fund may invest up to 25% of its assets in foreign securities.

AIM V.I. Dent Demographic     Long-term growth of capital. Seeks to meet its objective by           A I M Advisors, Inc.
Trends Fund, Series I Shares  investing in securities of companies that are likely to benefit from changing demographic, economic, and lifestyle trends. The
                              Fund may invest up to 25% of its assets in  foreign securities.

AIM V.I. Premier Equity       Long-term growth of capital with income as a secondary objective.    A I M Advisors, Inc.
Fund, Series I Shares         Invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities. The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The Fund may invest up to 25% of its assets in foreign securities.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                                    INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein             Reasonable current income and reasonable appreciation. Invests        Alliance Capital
VP Growth and Income          primarily in dividend-paying common stocks of good quality.           Management L.P.
Portfolio (Class B)

AllianceBernstein  VP         Long-term growth of capital by pursuing aggressive investment         Alliance Capital
Premier Growth Portfolio      policies. Invests primarily in equity securities of a limited         Management L.P.
(Class B)                     number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

AllianceBernstein             Growth of capital. Current income is only an incidental               Alliance Capital
VP Technology Portfolio       consideration. Invests primarily in securities of  companies          Management L.P.
(Class B)                     expected to benefit from technological advances and improvements.

Evergreen VA Fund -  Class 1  Long-term capital growth. The Fund seeks to achieve its goal by       Evergreen Investment
                              investing primarily in common stocks of large U.S. companies,         Management Company, LLC
                              whose market capitalizations at time of purchase falls within the range tracked by the Russell 1000(R) Index.

Evergreen VA Growth and       Capital growth in the value of its shares and current income.         Evergreen Investment
Income Fund - Class 1         Invests in primarily common stocks of medium- and  large-sized        Management Company, LLC
                              U.S. companies whose market capitalizations at time of purchase fall within the range tracked by the  Russell 1000(R) Index.

Evergreen VA International    Long-term capital growth, with modest income as a secondary          Evergreen Investment
Equity Fund - Class 1         objective. The Fund seeks to achieve its goal by investing           Management Company, LLC
                              primarily in equity securities issued by established, quality
                              non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets.

Evergreen VA Omega Fund -     Long-term capital growth. Invests primarily in common  stocks and     Evergreen Investment
Class 1                       securities convertible into common stocks of  U.S. companies          Management Company, LLC
                              across all market capitalizations.

Evergreen VA Special          Capital growth in the value of its shares. The Fund seeks to          Evergreen Investment
Values Fund - Class 1         achieve its goal by investing at least 80% of its assets in common    Management Company, LLC
                              stocks of small U.S. companies whose having market capitalizations at the time of purchase fall within the range tracked by the
                              Russell 2000(R) Index.

Evergreen VA Strategic        High current income from interest on debt securities with a           Evergreen Investment
Income Fund - Class 1         secondary objective of potential for growth of capital in             Management Company, LLC
                              selecting securities. The Fund seeks to achieve its goal by investing primarily in domestic high-yield, high-risk "junk" bonds and other debt securities (which may be denominated in U.S.
                              dollars or in non-U.S. currencies) of foreign governments and foreign corporations.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                                    INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Seeks long-term capital appreciation. Normally invests primarily      Fidelity Management &
Portfolio Service Class       in common stocks. Invests in securities of companies whose value      Research Company (FMR),
                              it believes is not fully recognized by the public. Invests in         investment manager; FMR
                              either "growth" stocks or "value" stocks or both.  The fund           U.K. and FMR Far East,
                              invests in domestic and foreign issuers.                              sub-investment advisers.

Fidelity(R) VIP High Income   Seeks a high level of current income, while also considering          FMR, investment manager;
Portfolio Service Class       growth of capital. Normally invests primarily in income-producing     FMR U.K., FMR Far East,
                              debt securities, preferred stocks and convertible securities, with sub-investment advisers. an emphasis on lower-quality debt securities. May invest in non-income producing securities, including defaulted securities and common stocks. Invests in companies in troubled or uncertain financial condition. The Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap       Seeks long-term growth of capital. Normally invests primarily in      FMR, investment manager;
Portfolio Service Class       common stocks. Normally invests at least 80% of assets in             FMR U.K., FMR Far East,
                              securities of companies with medium market capitalizations. May       sub-investment advisers.
                              invest in companies with smaller or larger market capitalizations.
                              Invests in domestic and foreign issuers.  The Fund invests in growth or value common stocks.

FTVIPT Franklin Small Cap     Seeks long-term capital growth. The Fund normally invests at least    Franklin Advisers, Inc.
Fund - Class 2                80% of its net assets in investments of small capitalization companies. For this Fund, small-cap companies are those with market capitalization values not exceeding (i) $1.5 billion or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.

FTVIPT Mutual Shares          Seeks capital appreciation, with income as a secondary goal. The      Franklin Mutual
Securities Fund - Class 2     Fund normally invests mainly in U.S. equity securities that the       Advisers, LLC
                              Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria, including undervalued stocks, merger/risk arbitrage securities and distressed companies.

FTVIPT Templeton Developing   Seeks long-term capital appreciation. The Fund normally invests at    Templeton Asset
Markets Securities Fund -     least 80% of its net assets in emerging  market investments.          Management Ltd.
Class 2

FTVIPT Templeton Foreign      Seeks long-term capital growth. The Fund normally invests at least    Templeton Investment
Securities Fund - Class 2     80% of its net assets in investments of issuers located outside       Counsel, LLC
                              the U.S., including those in emerging markets.

MFS(R) Investors Growth       Long-term growth of capital and future income. Invests at least       MFS Investment Management(R)
Stock Series - Service Class  80% of its net assets in common stocks and related securities of companies which MFS(R) believes offer better than average prospects for long-term growth.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                     INVESTMENT OBJECTIVES AND POLICIES                                    INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery          Capital appreciation. Invests in at least 65% of its net assets in    MFS Investment Management(R)
Series - Service Class        equity securities of emerging growth companies.

MFS(R) Total Return Series -  Above-average income consistent with the prudent employment of        MFS Investment Management(R)
Service Class                 capital, with growth of capital and income as a secondary objective.
                              Invests primarily in a combination of equity and fixed income securities.

Putnam VT Growth and Income   Capital growth and current income. The fund pursues its goal by       Putnam Investment
Fund - Class IB Shares        investing mainly in common stocks of U.S. companies with a focus      Management, LLC
                              on value stocks that offer the potential for capital growth, current income or both.

Putnam VT International       Long-term capital appreciation. The fund pursues its goal by          Putnam Investment
New Opportunities Fund -      investing mainly in common stocks of companies outside the United     Management, LLC
Class IB Shares               States, with a focus on growth stocks.

Putnam VT Vista Fund -        Capital appreciation. The fund pursues its goal by investing          Putnam Investment
Class IB Shares               mainly in common stocks of U.S. companies with a focus on growth      Management, LLC
                              stocks.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with Guarantee Periods ranging from two to ten years. The minimum required investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.


                   IF YOUR GPA RATE IS:                          THE MVA IS:
            Less than the new GPA rate + 0.10%                   Negative
            Equal to the new GPA rate + 0.10%                    Zero
            Greater than the new GPA rate + 0.10%                Positive

GENERAL EXAMPLES


Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(     1 + I     )[TO THE POWER OF n/12] - 1] = MVA
                                -------------
                                1 + J + .001

   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
         n = number of months remaining in the current Guarantee Period
             (rounded up).


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(      1.030      ) [TO THE POWER OF 84/12] - 1] = -$39.84
               ---------------                                ---------
               1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(       1.030     ) [TO THE POWER OF 84/12] - 1] = $27.61
               ---------------                                --------
               1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.


The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses.


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- the one-year fixed account, GPAs and/or subaccounts in which you wanted to invest(1);

-  how you wanted to make purchase payments;

-  the optional Maximum Anniversary Value Death Benefit Rider(2);

-  the optional Guaranteed Minimum Income Benefit Rider(3);

-  the optional Performance Credit Rider(3);


-  the optional Benefit Protector(SM) Death Benefit Rider(4);

-  the optional Benefit Protector(SM) Plus Death Benefit Rider(4); and

-  a beneficiary.

(1) GPAs are not available under contracts issued in Pennsylvania, Oregon, Maryland or Washington and may not be available in other states as well.


(2) Available if both you and the annuitant are 79 or younger at contract issue. May not be available in all states.

(3) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is available if the annuitant is 75 or younger at contact issue. If you select the GMIB you must select the MAV rider.

(4) Available if you and the annuitant are 75 or younger at contract issue. These riders may not be available in all states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum for the GPAs.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS

For contracts issued in Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:

     $50 initial payment.
     $50 for additional payments.

   If paying by any other method:

     $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
     $2,000 initial payment for contracts issued in all other states.
     $100 for additional payments.


MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*


     $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.

We apply a credit to your contract of 1% of your current payment. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the fixed accounts and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. Some states limit the amount of any contract charge to the fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are base on whether the contract is a qualified annuity or a nonqualified annuity and the death benefit that applies to your contract.


                                                   QUALIFIED         NONQUALIFIED
                                                   ANNUITIES           ANNUITIES
   Return of Purchase Payment death benefit          0.85%               1.10%
   Maximum Anniversary Value death benefit           0.95                1.20


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge a fee (currently 0.30%) based on the adjusted contract value for this optional feature only if you select it.(2) If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We calculate the fee as follows: 0.30% X (CV + ST - FAV)
     CV  = contract value on the contract anniversary
     ST  = transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.
     FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs or the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2003 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2003 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2004 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

- The GMIB fee percentage is 0.30%. We calculate the charge for the GMIB as follows:

   Contract value on the contract anniversary:                                 $  73,250
   plus transfers from the subaccounts to the one-year fixed account
   in the six months before the contract anniversary:                            +15,000
   minus the value of the one-year fixed account on the contract anniversary:    -15,250
                                                                               ---------
                                                                               $  73,000

The GMIB fee charged to you: 0.30% x $73,000 =                                 $     219

PERFORMANCE CREDIT RIDER (PCR) FEE


We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and the one-year fixed account in the same proportion as your interest bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

   (a) is 10% of your prior anniversary's contract value, and

   (b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                     (ACV - XSF)
      PPW  =  XSF + -------------  x  (PPNPW - XSF)
                     (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.


The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:

                  YEARS FROM PURCHASE              WITHDRAWAL CHARGE
                    PAYMENT RECEIPT                 PAYMENT RECEIPT
                          1                                8%
                          2                                8
                          3                                7
                          4                                7
                          5                                6
                          6                                5
                          7                                3
                          Thereafter                       0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:


- The contract date is Jan. 1, 2003 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and


-  We received these payments

   - $10,000 Jan. 1, 2003;
   - $8,000 Feb. 28, 2010;
   - $6,000 Feb. 20, 2011; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2013 and made no other withdrawals during that contract year; and

-  The prior anniversary Jan. 1, 2012 contract value was $38,488.


WITHDRAWAL CHARGE       EXPLANATION
     $    0             $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0             $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0             $10,000 Jan. 1, 2003 purchase payment was received seven or more years before withdrawal and is withdrawn without withdrawal charge; and
        560             $8,000 Feb. 28, 2010 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
        420             $6,000 Feb. 20, 2011 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
     ------
     $  980


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;


-  contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period;* and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:


GPAS AND ONE-YEAR FIXEDACCOUNT


We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of a fixed account equals:


- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;


-  plus any purchase payment credits allocated to the fixed accounts;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the GMIB fee (if applicable);

-  minus any prorated portion of the PCR fee (if applicable);

-  minus any prorated portion of the Benefit Protector fee (if applicable); and

-  minus any prorated portion of the Benefit Protector Plus fee (if applicable).


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;


and a deduction of:


-  a prorated portion of the contract administrative charge;

-  a prorated portion of the GMIB fee (if applicable);

-  a prorated portion of the PCR fee (if applicable);

-  a prorated portion of the Benefit Protector fee (if applicable); and/or

-  a prorated portion of the Benefit Protector Plus fee (if applicable).

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                NUMBER
BY INVESTING AN EQUAL NUMBER                          AMOUNT    ACCUMULATION   OF UNITS
OF DOLLARS EACH MONTH                      MONTH     INVESTED    UNIT VALUE    PURCHASED
                                            Jan       $  100       $  20         5.00
you automatically buy                       Feb          100          18         5.56
more units when the                         Mar          100          17         5.88
per unit market price is low     ---->      Apr          100          15         6.67
                                            May          100          16         6.25
                                            Jun          100          18         5.56
and fewer units                             Jul          100          17         5.88
when the per unit                           Aug          100          19         5.26
market price is high.            ---->      Sept         100          21         4.76
                                            Oct          100          20         5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.


You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


We may suspend or modify transfer privileges at any time.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.

- Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

-  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your sales representative can help you set up automated transfers or partial withdrawals among your subaccounts or fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   - the withdrawal amount includes a purchase payment check that has not cleared;

   - the NYSE is closed, except for normal holiday and weekend closings;

   - trading on the NYSE is restricted, according to SEC rules;

   - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   - you are at least age 59 1/2;

   - you are disabled as defined in the Code;

   - you severed employment with the employer who purchased the contract; or

   - the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988.

    The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.



          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Benefit Protector Plus(SM) Death Benefit Rider will terminate upon transfer of ownership.


BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the Return of Purchase Payment Death Benefit (ROP) and the Maximum Anniversary Value (MAV) Death Benefit Rider. If either you or the annuitant are 80 or older at contract issue, we require the ROP death benefit. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit or the MAV death benefit rider (if it is available in your state) on your application. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENT DEATH BENEFIT (ROP)

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

   DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS  =  PW x DB
                                                  -------
                                                    CV

     PW = the partial withdrawal including any applicable withdrawal charge or
          MVA.
     DB = the death benefit on the date of (but prior to) the partial withdrawal.
     CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

-  You purchase the contract with a payment of $25,000 on Jan. 1, 2003.

-  On Jan. 1, 2004 you make an additional purchase payment of $5,000.

- On March 1, 2004 the contract value falls to $28,000. You take a $1,500 partial withdrawal leaving a contract value of $26,500.

-  On March 1, 2005 the contract value falls to $25,000.

   We calculate the ROP death benefit on March 1, 2005 as follows:


      Contract value at death:                                   $  25,000.00
                                                                 ============
      Purchase payments and purchase payment credits
      minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:   $  30,000.00
         minus ROP adjusted partial withdrawals calculated as:

         $1,500 x $30,000  =                                        -1,607.14
         ----------------                                        ------------
             $28,000

      for a death benefit of:                                    $  28,392.86
                                                                 ============
   The ROP death benefit calculated as the greatest of these
      two values:                                                $  28,392.86


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT RIDER

The MAV rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the MAV rider is appropriate for your situation.

If the MAV rider is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV rider to your contract at the time of purchase. Once you select the MAV rider you may not cancel it. You must select the MAV rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.

The MAV rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

-  You purchase the contract with a payment of $20,000 on Jan. 1, 2003.

- On Jan. 1, 2004 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2004 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

   We calculate the MAV death benefit on March 1, 2004 as follows:

      Contract value at death:                                                  $  20,500.00
                                                                                ============
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                               $  20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 x $20,000  =                                                       -1,363.64
         ----------------                                                       ------------
              $22,000

      for a death benefit of:                                                   $  18,636.36
                                                                                ============
      The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
         Greatest of your contract anniversary contract values:                 $  24,000.00
         plus purchase payments made since that anniversary:                           +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 x $24,000  =                                                       -1,636.36
         ----------------                                                       ------------
              $22,000

      for a death benefit of:                                                   $  22,363.64
                                                                                ============
   The MAV death benefit, calculated as the greatest of these
   three values, which is the MAV:                                              $  22,363.64

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payments begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and the Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.

- On July 1, 2003 the contract value grows to $105,000. The death benefit under the MAV death benefit rider on July 1, 2003 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2004 the contract value grows to $110,000. The death benefit on Jan. 1, 2004 equals:


   MAV rider (contract value):                                                  $    110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
      previously withdrawn):
      0.40 x ($110,000 - $100,000) =                                                  +4,000
                                                                                ------------
   Total death benefit of:                                                      $    114,000


- On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:

   MAV rider (MAV):                                                             $    110,000
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 x ($110,000 - $100,000) =                                                  +4,000
                                                                                ------------
   Total death benefit of:                                                      $    114,000

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2005 the contract value remains at $105, 000 and you request a partial withdrawal, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:

   MAV rider (MAV adjusted for partial withdrawals):                            $     57,619
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                                    +1,048
                                                                                ------------
   Total death benefit of:                                                      $     58,667

- On Jan. 1, 2006 the contract value falls to $40,000. The death benefit on Jan. 1, 2005 equals the death benefit on Feb. 1, 2005. The reduction in contract value has no effect.

- On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2012 equals:

   MAV rider (contract value):                                                  $    200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                           +55,000
                                                                                ------------
   Total death benefit of:                                                      $    255,000

- On July 1, 2012 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2012 equals:

   MAV rider (contract value less any purchase payment credits
      added in the last 12 months):                                             $    249,500
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                           +55,000
                                                                                ------------
   Total death benefit of:                                                      $    304,500

- On July 1, 2013 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2013 equals:

   MAV rider (contract value):                                                  $    250,000
   plus the Benefit Protector benefit (40% of earnings
      at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old):
      0.40 x ($250,000 - $105,000) =                                                 +58,000
                                                                                ------------
   Total death benefit of:                                                      $    308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                                   0%                                                 0%
 Three and Four                               10%                                              3.75%
 Five or more                                 20%                                               7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

-  the applicable death benefit PLUS

                              IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...        OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
 One                          Zero                                              Zero
 Two                          40% x earnings at death (see above)               15% x earnings at death
 Three and Four               40% x (earnings at death + 25% of                 15% x (earnings at death + 25% of
                              initial purchase payment*)                        initial purchase payment*)
 Five or more                 40% x (earnings at death + 50% of                 15% x (earnings at death + 50% of
                              initial purchase payment*)                        initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.

- On July 1, 2003 the contract value grows to $105,000. The death benefit on July 1, 2002 equals MAV death benefit rider, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On Jan. 1, 2004 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2004 equals:

      MAV rider (contract value):                                               $    110,000
      plus the Benefit Protector Plus benefit which equals 40%  of earnings at death (MAV rider minus payments not previously withdrawn):
      0.40 x ($110,000 - $100,000) =                                                  +4,000
                                                                                ------------
   Total death benefit of:                                                      $    114,000

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:

      MAV rider (MAV):                                                          $    110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 x ($110,000 - $100,000) =                                                  +4,000
      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 x $100,000 =                                +10,000
                                                                                ------------
   Total death benefit of:                                                      $    124,000

- On Feb. 1, 2005 the contract value remains at $105, 000 and you request a partial withdrawal, including the applicable 7% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:

      MAV rider (MAV adjusted for partial withdrawals):                         $     57,619
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 x ($57,619 - $55,000) =                                                    +1,048
      plus 10% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.10 x $55,000 =                            +5,500
                                                                                ------------
   Total death benefit of:                                                      $     64,167

- On Jan. 1, 2006 the contract value falls $40,000. The death benefit on Jan. 1, 2006 equals the death benefit paid on Feb. 1, 2005. The reduction in contract value has no effect.

- On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2012 equals:

      MAV rider (contract value):                                               $    200,000
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of 100%
      of purchase payments not previously withdrawn
      that are one or more years old                                                 +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                                ------------
   Total death benefit of:                                                      $    266,000

- On July 1, 2012 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2012 equals:

      MAV rider (contract value less any purchase payment credits
      added in the last 12 months):                                             $    249,500
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                 +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                                ------------
   Total death benefit of:                                                      $    315,500

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2013 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2013 equals:

      MAV rider (contract value):                                               $    250,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
      0.40 x ($250,000 - $105,000) =                                                 +58,000
      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 x $55,000 =                                 +11,000
                                                                                ------------
   Total death benefit of:                                                      $    319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

-  you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

-  you can only exercise the GMIB within 30 days after a contract anniversary,

- the MAV we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81, and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see "Charges"). You cannot select the GMIB if you add the Performance Credit Rider to your contract. You must elect the GMIB along with the MAV rider at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB at the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.



          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXERCISING THE GMIB

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant on the retirement date must be between 50 and 86 years old. - you can only take an annuity payout under one of the following annuity payout plans:

   - Plan A - Life Annuity -- no refund

   - Plan B - Life Annuity with ten years certain

   - Plan D - Joint and last survivor life annuity -- no refund

-  you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

                            P SUB(t-1) (1 + i) = P SUB(t)
                            ------------------
                                    1.05

      P SUB(t-1) = prior annuity payout
        P SUB(t) = current annuity payout
               i = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.


GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

Keep in mind that the MAV is limited after age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

                                    PMT X CVG
                                    ---------
                                       ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE GMIB

-  You may terminate the rider within 30 days after the first rider anniversary.

-  You may terminate the rider any time after the seventh rider anniversary.

-  The rider will terminate on the date:

   - you make a full withdrawal from the contract;

   - a death benefit is payable; or

   - you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

     Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                            GMIB
ANNIVERSARY            CONTRACT VALUE     PURCHASE PAYMENTS         MAV         BENEFIT BASE
  1                     $  107,000           $  101,000        $  107,000
  2                        125,000              101,000           125,000
  3                        132,000              101,000           132,000
  4                        150,000              101,000           150,000
  5                         85,000              101,000           150,000
  6                        120,000              101,000           150,000
  7                        138,000              101,000           150,000         $  150,000
  8                        152,000              101,000           152,000            152,000
  9                        139,000              101,000           152,000            152,000
 10                        126,000              101,000           152,000            152,000
 11                        138,000              101,000           152,000            152,000
 12                        147,000              101,000           152,000            152,000
 13                        163,000              101,000           163,000            163,000
 14                        159,000              101,000           163,000            163,000
 15                        215,000              101,000           215,000            215,000

NOTE: The MAV is limited after age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.



          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                            MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                  PLAN A -            PLAN B -       PLAN D - JOINT AND
ANNIVERSARY                  GMIB                      LIFE ANNUITY--    LIFE ANNUITY WITH  LAST SURVIVOR LIFE
AT EXERCISE              BENEFIT BASE                    NO REFUND       TEN YEARS CERTAIN  ANNUITY-- NO REFUND
 10                 $ 152,000 (MAV)                      $   785.84          $   766.08           $ 627.76
 15                   215,000 (Contract Value = MAV)       1,272.80            1,212.60             984.70

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                           PLAN A -            PLAN B -       PLAN D - JOINT AND
ANNIVERSARY                                     LIFE ANNUITY--     LIFE ANNUITY WITH  LAST SURVIVOR LIFE
AT EXERCISE                CONTRACT VALUE          NO REFUND       TEN YEARS CERTAIN  ANNUITY-- NO REFUND
 10                          $  126,000           $   651.42          $   635.04            $ 520.38
 15                             215,000             1,272.80            1,212.60              984.70

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB. In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract.

In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  PW x TV
                                                 -------
                                                   CV

     PW = the partial withdrawal including any applicable withdrawal charge or
          MVA.
     TV = the target value on the date of (but prior to) the partial withdrawal. CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

Option A) You may choose to accept a PCR credit to your contract equal to:

                             5% x (PP - PCRPW - PP5)

         PP = total purchase payments and purchase payment credits.
      PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix B.
        PP5 = purchase payments and purchase payment credits made in the prior five years.

              We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-  The PCR will terminate on the date:

   - you make a full withdrawal from the contract,

   - that a death benefit is payable, or

   - you choose to begin taking annuity payouts.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and we add a $1,000 purchase payment credit to the contract

-  There are no additional purchase payments and no partial withdrawals

-  On Jan. 1, 2013, the contract value is $200,000

- We determine the target value on Jan. 1, 2013 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)TO THE POWER OF 10 = $101,000 x 2.00423 = $202,427.

   Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

   5% x (PP - TVPW - PP5) = 1.05 x ($101,000 - 0 - 0) = $5,050.

   After application of the PCR credit, your total contract value on Jan. 1, 2013 would be $205,050.

- On Feb. 1, 2013, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2013 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2013, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2013 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2023.

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.61% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  Because of your death,

-  Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-  To pay certain medical or education expenses (IRAs only).

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.



          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                             2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------
Net investment income               $    372,194   $    292,067   $    271,718   $    299,759   $    322,746
Net gain (loss) on investments            25,105              3        (89,920)           469          6,565
Other                                     21,318         18,906         16,245         12,248          8,338
TOTAL REVENUES                      $    418,617   $    310,976   $    198,043   $    312,476   $    337,649
INCOME (LOSS) BEFORE INCOME TAXES   $     56,704   $    (52,177)  $    (63,936)  $     28,452   $     50,662
NET INCOME (LOSS)                   $     37,629   $    (33,690)  $    (41,728)  $     24,365   $     33,987
TOTAL ASSETS                        $  8,735,643   $  8,026,730   $  5,275,681   $  4,652,221   $  4,603,343



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.


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The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.


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Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.


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CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.


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For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.


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Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.


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During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


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ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express New Solutions(R) Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                              p. 3
Rating Agencies                                          p. 4
Principal Underwriter                                    p. 4
Independent Auditors                                     p. 4
Condensed Financial Information (Unaudited)              p. 5


Financial Statements

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

     RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

   RPA ADJUSTED PARTIAL WITHDRAWALS  =  PW x RP
                                        -------
                                           CV
       PW = the partial withdrawal including any applicable withdrawal charge or
            MVA.
       CV = the contract value on the date of (but prior to) the partial withdrawal.
      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

      EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

   EPA ADJUSTED PARTIAL WITHDRAWALS  =  PW x EPA  x  EPA
                                        --------     ---
                                           CV        RPA

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.
       CV = the contract value on the date of (but prior to) the partial withdrawal.
      EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.
      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- On Jan. 1, 2003 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2009 you make an additional purchase payment in the amount of $100,000.

-  Contract values before any partial withdrawals are shown below.

-  On Jan. 1, 2006 you make a partial withdrawal in the amount of $10,000.

-  On Jan. 1, 2011 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                TOTAL PURCHASE PAYMENTS     CONTRACT VALUE
--------------------------------------------------------------
Jan. 1, 2003             $  100,000                $ 100,000
Jan. 1, 2004                100,000                  110,000
Jan. 1, 2005                100,000                  115,000
Jan. 1, 2006                100,000                  120,000
Jan. 1, 2007                100,000                  115,000
Jan. 1, 2008                100,000                  120,000
Jan. 1, 2009                200,000                  225,000
Jan. 1, 2010                200,000                  230,000
Jan. 1, 2011                200,000                  235,000
Jan. 1, 2012                200,000                  230,000
Jan. 1, 2013                200,000                  235,000

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2006:
     RPA before the partial withdrawal =                            RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   $10,000 x $100,000
     minus the RPA adjusted partial withdrawals for all previous    ------------------ = $8,333
     partial withdrawals = $100,000 - 0 = $100,000                       $120,000

For the second partial withdrawal on Jan. 1, 2011:
     RPA before the partial withdrawal =                            RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal   $ 10,000 x $191,667
     minus the RPA adjusted partial withdrawals for all previous    ------------------- = $8,156
     partial withdrawals = $200,000 - $8,333 = $191,667                    $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2006:
      EPA before the partial withdrawal =                           EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal  $10,000 x $100,000   $100,000
      AND the five-year exclusion period minus the EPA adjusted     ------------------ x -------- = $8,156
      partial withdrawals for all previous partial                        $120,000       $100,000
      withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2011:
      EPA before the partial withdrawal =                           EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal  $10,000 x $91,844   $ 91,844 = $1,873
      AND the five-year exclusion period minus the EPA              ----------------- x --------
      adjusted partial withdrawals for all previous                      $235,000       $191,667
      partial withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,156 + $1,873 = $10,029

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
                                       82

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437


240355 G (4/04)

PROSPECTUS


APRIL 30, 2004


EVERGREEN

ESSENTIAL(SM) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Home Office)


              AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

-  American Express(R) Variable Portfolio Funds

-  AIM Variable Insurance Funds, Series II Shares

-  Evergreen Variable Annuity Trust - Class 2

-  Fidelity(R) Variable Insurance Products Service Class 2

-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

-  Oppenheimer Variable Account Funds - Service Shares

-  Putnam Variable Trust - Class IB Shares

Please read the prospectuses carefully and keep them for future reference.


For applications signed on or after Nov. 6, 2003, contracts with a seven-year withdrawal charge schedule provide for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances.(1) (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                 3
THE CONTRACT IN BRIEF                                     4
EXPENSE SUMMARY                                           7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)              11
FINANCIAL STATEMENTS                                     14
THE VARIABLE ACCOUNT AND THE FUNDS                       15
GUARANTEE PERIOD ACCOUNTS (GPAs)                         19
THE ONE-YEAR FIXED ACCOUNT                               22
BUYING YOUR CONTRACT                                     22
CHARGES                                                  26
VALUING YOUR INVESTMENT                                  31
MAKING THE MOST OF YOUR CONTRACT                         33
WITHDRAWALS                                              38
TSA -- SPECIAL WITHDRAWAL PROVISIONS                     39
CHANGING OWNERSHIP                                       39
BENEFITS IN CASE OF DEATH                                40
OPTIONAL BENEFITS                                        44
THE ANNUITY PAYOUT PERIOD                                57
TAXES                                                    59
VOTING RIGHTS                                            61
SUBSTITUTION OF INVESTMENTS                              61
ABOUT THE SERVICE PROVIDERS                              62
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE    63
ADDITIONAL INFORMATION                                   70
EXPERTS                                                  70
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
  FINANCIAL INFORMATION                                  71
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                    87
APPENDIX: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL                            88


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 15)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 19 and p.
   22)

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 22)


MINIMUM INITIAL PURCHASE PAYMENTS

   If paying by Systematic Investment Plan (SIP):

      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.


MAXIMUM TOTAL PURCHASE PAYMENTS*

      $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


For contracts issued in Alabama and Maryland purchase payments are limited and you may not make purchase payments after the first contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or the one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 35)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 38)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 39)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 40)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 44)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 57)

TAXES: Generally, your contract grows tax deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 59)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. 26):


- $40 annual contract administrative charge(1);

- if you select the Guaranteed Minimum Income Benefit Rider - Maximum Anniversary Value (GMIB - MAV) an annual fee of 0.55% of the adjusted contract value(2);

- if you select the Guaranteed Minimum Income Benefit Rider - 6% Rising Floor (GMIB - 6% Rising Floor) an annual fee of 0.75% of the adjusted contract value(2);

- if you select the Performance Credit Rider (PCR), an annual fee of 0.15% of the contract value(2);

- if you select the Benefit Protector(SM) Death Benefit Rider (Benefit Protector), an annual fee of 0.25% of the contract value(3);

- if you select the Benefit Protector(SM) Plus Death Benefit Rider (Benefit Protector Plus), an annual fee of 0.40% of the contract value(3);

- withdrawal charge;

- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments);

- the operating expenses of the funds in which the subaccounts invest; and

- the total variable account expenses (if you make allocations to one or more subaccounts):

                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
QUALIFIED ANNUITIES
Return of Purchase Payments death benefit (ROP)               0.85%                     0.15%                      1.00%
Maximum Anniversary Value death benefit (MAV)(4),(5)          1.05                      0.15                       1.20
Enhanced Death Benefit (EDB)(4),                              1.15                      0.15                       1.30
NONQUALIFIED ANNUITIES
ROP death benefit                                             1.10                      0.15                       1.25
MAV death benefit(4),(5),                                     1.30                      0.15                       1.45
EDB(4)                                                        1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(6)
QUALIFIED ANNUITIES
ROP death benefit                                             1.15                      0.15                       1.30
MAV death benefit(4),(5)                                      1.35                      0.15                       1.50
EDB(4)                                                        1.45                      0.15                       1.60
NONQUALIFIED ANNUITIES
ROP death benefit                                             1.40                      0.15                       1.55
MAV death benefit(4),(5)                                      1.60                      0.15                       1.75
EDB(4)                                                        1.70                      0.15                       1.85


(1) Some states limit the amount of any contract charge allocated to the fixed account.


(2) If you select the PCR, you cannot add a GMIB rider. Available if the annuitant is 75 or younger at contract issue. Not available with ROP death benefit. May not be available in all states.

(3) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(4) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(5) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

(6) The five-year withdrawal charge schedule may not be available in all states.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                        SEVEN-YEAR SCHEDULE                                    FIVE-YEAR SCHEDULE
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE        YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE              PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                        1                             8%
                 2                            8                         2                             7
                 3                            7                         3                             6
                 4                            7                         4                             4
                 5                            6                         5                             2
                 6                            5                         Thereafter                    0
                 7                            3
                 Thereafter                   0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans").


                                                              ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                        3.50%                       5.00%
Qualified discount rate                                    4.86%                       6.36%
Nonqualified discount rate                                 5.11                        6.61

                                                              ASSUMED INVESTMENT RATE

FIVE-YEAR SCHEDULE                                         3.50%                       5.00%
Qualified discount rate                                    5.16%                       6.66%
Nonqualified discount rate                                 5.41                        6.91



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.



                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP death benefit                                             0.85%                     0.15%                      1.00%
MAV death benefit(1),(2)                                      1.05                      0.15                       1.20
EDB(1)                                                        1.15                      0.15                       1.30
NONQUALIFIED ANNUITIES
ROP death benefit                                             1.10                      0.15                       1.25
MAV death benefit(1),(2)                                      1.30                      0.15                       1.45
EDB(1)                                                        1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                             1.15                      0.15                       1.30
MAV death benefit(1),(2)                                      1.35                      0.15                       1.50
EDB(1)                                                        1.45                      0.15                       1.60
NONQUALIFIED ANNUITIES
ROP death benefit                                             1.40                      0.15                       1.55
MAV death benefit(1),(2)                                      1.60                      0.15                       1.75
EDB(1)                                                        1.70                      0.15                       1.85



(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)



GMIB - MAV                                                                                                              0.55%*

GMIB - 6% RISING FLOOR                                                                                                  0.75%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                                                                 0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                                                                   0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                                                              0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)


* This fee applies only if you elect this optional feature.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                       MINIMUM                       MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements             .70%                          1.55%


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                                                   GROSS TOTAL
                                                                        MANAGEMENT       12b-1         OTHER         ANNUAL
                                                                           FEES          FEES         EXPENSES      EXPENSES
AXP(R) Variable Portfolio
      Cash Management Fund                                                 .51%           .13%           .06%          .70%(1)
      Diversified Bond Fund                                                .60            .13            .08           .81(1)
      Diversified Equity Income Fund                                       .53            .13            .10           .76(1)
      NEW DIMENSIONS FUND(R)                                               .62            .13            .07           .82(1)
      Partners Small Cap Value Fund                                        .99            .13            .43          1.55(1)
AIM V.I.
      AIM V.I. Basic Value Fund, Series II Shares                          .73            .25            .31          1.29(2)
Evergreen VA
      Core Bond Fund - Class 2                                             .32            .25            .30           .87(3)
      Foundation Fund - Class 2                                            .75            .25            .18          1.18(3)
      Fund - Class 2                                                       .75            .25            .27          1.27(3)
      Growth and Income Fund - Class 2                                     .75            .25            .24          1.24(3)
      Growth Fund - Class 2                                                .70            .25            .38          1.33(3)
      High Income Fund - Class 2                                           .70            .25            .28          1.23(3)
      International Equity Fund - Class 2                                  .66            .25            .46          1.37(3)
      Omega Fund - Class 2                                                 .52            .25            .20           .97(3)
      Special Values Fund - Class 2                                        .87            .25            .27          1.39(3)
      Strategic Income Fund - Class 2                                      .49            .25            .29          1.03(3)
Fidelity(R) VIP
      Mid Cap Portfolio Service Class 2                                    .58            .25            .12           .95(4)
FTVIPT
      Mutual Shares Securities Fund - Class 2                              .60            .25            .20          1.05(5)
Oppenheimer Variable Account Funds
      Main Street Small Cap Fund/VA, Service Shares                        .75            .25            .23          1.23(6)
Putnam Variable Trust
      Putnam VT International Equity Fund - Class IB Shares                .76            .25            .18          1.19(6)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contract and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.

(2) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(3) The total ratio of expenses to average net assets excludes expense reductions and fee waivers. The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expenses reimbursements were made. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.25% and 1.25% for Evergreen VA Fund - Class 2, 0.30% and 1.25% for Evergreen VA Growth Fund - Class 2, 0.41% and 1.32% for Evergreen VA International Equity Fund
     - Class 2 and 0.13% and 1.25% for Evergreen VA Special Values Fund - Class
     2.

(4) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(6) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                              IF YOU WITHDRAW YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                        AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule  $ 1,229.89  $ 1,998.72  $ 2,779.78  $ 4,437.05  $ 429.89  $ 1,298.72  $ 2,179.78  $ 4,437.05
Five-year withdrawal charge schedule     1,260.64    1,987.35    2,521.38    4,688.81    460.64    1,387.35    2,321.38    4,688.81

QUALIFIED ANNUITY                        1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule  $ 1,204.26  $ 1,924.43  $ 2,660.38  $ 4,221.29  $ 404.26  $ 1,224.43  $ 2,060.38  $ 4,221.29
Five-year withdrawal charge schedule     1,235.01    1,913.53    2,403.51    4,479.55    435.01    1,313.53    2,203.51    4,479.55



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT       OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                              AT THE END OF THE APPLICABLE TIME PERIOD:AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule  $ 1,004.39  $ 1,331.46  $ 1,684.16  $ 2,338.32  $ 204.39  $   631.46  $ 1,084.16  $ 2,338.32
Five-year withdrawal charge schedule     1,035.14    1,324.25    1,439.63    2,652.35    235.14      724.25    1,239.63    2,652.35

QUALIFIED ANNUITY                        1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule  $   978.76  $ 1,253.69  $ 1,553.10  $ 2,069.44  $ 178.76  $   553.69  $   953.10  $ 2,069.44
Five-year withdrawal charge schedule     1,009.51    1,246.96    1,310.20    2,391.30    209.51      646.96    1,110.20    2,391.30



* In these examples, the $40 contract administrative charge is approximated as a .044% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                       2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND*) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.06   $   1.06   $   1.03   $   1.00
Accumulation unit value at end of period                                                $   1.05   $   1.06   $   1.06   $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                      813        697        554         53

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (0.61%) AND (0.61%), RESPECTIVELY.

SUBACCOUNT UBND1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED
BOND FUND) (5/21/2002)
Accumulation unit value at beginning of period                                          $   1.04   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.08   $   1.04         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      572         63         --         --

SUBACCOUNT UDEI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (5/21/2002)
Accumulation unit value at beginning of period                                          $   0.78   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.10   $   0.78         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      140         26         --         --

SUBACCOUNT UNDM1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW
DIMENSIONS FUND(R)) (5/30/2000)
Accumulation unit value at beginning of period                                          $   0.59   $   0.76   $   0.92   $   1.00
Accumulation unit value at end of period                                                $   0.72   $   0.59   $   0.76   $   0.92
Number of accumulation units outstanding at end of period (000 omitted)                      301         95         20         --

SUBACCOUNT USVA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/21/2002)
Accumulation unit value at beginning of period                                          $   0.79   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.08   $   0.79         --         --
Number of accumulation units outstanding at end of period (000 omitted)                       54         21         --         --

SUBACCOUNT UABA1 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                          $   0.76   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.00   $   0.76         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      623        113         --         --

SUBACCOUNT UECB1 (INVESTING IN SHARES OF EVERGREEN VA CORE BOND FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                          $   1.04   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.07   $   1.04         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      792        241         --         --

SUBACCOUNT UEFF1 (INVESTING IN SHARES OF EVERGREEN VA FOUNDATION FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                          $   1.00   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.14   $   1.00         --         --
Number of accumulation units outstanding at end of period (000 omitted)                       30         10         --         --

SUBACCOUNT UEFD1 (INVESTING IN SHARES OF EVERGREEN VA FUND - CLASS 2*) (8/30/2002)
Accumulation unit value at beginning of period                                          $   0.96   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.20   $   0.96         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      125         --         --         --

*EVERGREEN VA BLUE CHIP FUND - CLASS 2 AND EVERGREEN VA MASTERS FUND - CLASS 2
MERGED INTO EVERGREEN VA FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEGW1 (INVESTING IN SHARES OF EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2*) (8/30/2002)
Accumulation unit value at beginning of period                                          $   0.96   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.23   $   0.96         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      152          3         --         --

*EVERGREEN VA CAPITAL GROWTH FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH AND
INCOME FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEGR1 (INVESTING IN SHARES OF EVERGREEN VA GROWTH FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                          $   0.99   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.35   $   0.99         --         --
Number of accumulation units outstanding at end of period (000 omitted)                       36          8         --         --


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                       2003       2002       2001       2000
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UEHI1 (INVESTING IN SHARES OF EVERGREEN VA HIGH INCOME FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                          $   1.04   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.21   $   1.04         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      252         95         --         --

SUBACCOUNT UEIG1 (INVESTING IN SHARES OF EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2*) (7/31/2002)
Accumulation unit value at beginning of period                                          $   0.93   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.21   $   0.93         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      225         31         --         --

*EVERGREEN VA GLOBAL LEADERS FUND - CLASS 2 MERGED INTO EVERGREEN VA
INTERNATIONAL EQUITY FUND - CLASS 2 AS OF DEC. 8, 2003

SUBACCOUNT UEOE1 (INVESTING IN SHARES OF EVERGREEN VA OMEGA FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                          $   0.96   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.33   $   0.96         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      237         86         --         --

SUBACCOUNT UESM1 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL VALUES FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                          $   0.95   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.22   $   0.95         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      380         75         --         --

SUBACCOUNT UEST1 (INVESTING IN SHARES OF EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                          $   1.08   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.25   $   1.08         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      285         --         --         --

SUBACCOUNT UFMC1 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                          $   0.85   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.16   $   0.85         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      543         94         --         --

SUBACCOUNT UMSS1 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                          $   1.01   $   1.16   $   1.09   $   1.00
Accumulation unit value at end of period                                                $   1.25   $   1.01   $   1.16   $   1.09
Number of accumulation units outstanding at end of period (000 omitted)                    2,566        753         61         21

SUBACCOUNT UOSM1 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                          $   0.79   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.13   $   0.79         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      121         33         --         --

SUBACCOUNT UIGR1 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND -
CLASS IB SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                          $   0.80   $   1.00         --         --
Accumulation unit value at end of period                                                $   1.01   $   0.80         --         --
Number of accumulation units outstanding at end of period (000 omitted)                      178         33         --         --


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                                                        2003
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND*) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                        55

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (1.43%) AND (1.42%), RESPECTIVELY.

SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED
BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                        63

SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                         9

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW
DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                        37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                         3

SUBACCOUNT UABA8 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                        27

SUBACCOUNT UECB8 (INVESTING IN SHARES OF EVERGREEN VA CORE BOND FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                       185

SUBACCOUNT UEFF8 (INVESTING IN SHARES OF EVERGREEN VA FOUNDATION FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                        20

SUBACCOUNT UEFD8 (INVESTING IN SHARES OF EVERGREEN VA FUND - CLASS 2*) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                        25

*EVERGREEN VA BLUE CHIP FUND - CLASS 2 AND EVERGREEN VA MASTERS FUND - CLASS 2
MERGED INTO EVERGREEN VA FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEGW8 (INVESTING IN SHARES OF EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2*) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                        35

*EVERGREEN VA CAPITAL GROWTH FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH AND
INCOME FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEGR8 (INVESTING IN SHARES OF EVERGREEN VA GROWTH FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.39
Number of accumulation units outstanding at end of period (000 omitted)                                                        18

SUBACCOUNT UEHI8 (INVESTING IN SHARES OF EVERGREEN VA HIGH INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                        95


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                                                        2003
---------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UEIG8 (INVESTING IN SHARES OF EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2*) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                        28

*EVERGREEN VA GLOBAL LEADERS FUND - CLASS 2 MERGED INTO EVERGREEN VA
INTERNATIONAL EQUITY FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEOE8 (INVESTING IN SHARES OF EVERGREEN VA OMEGA FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                        29

SUBACCOUNT UESM8 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL VALUES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                        54

SUBACCOUNT UEST8 (INVESTING IN SHARES OF EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                        60

SUBACCOUNT USMC8 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.37
Number of accumulation units outstanding at end of period (000 omitted)                                                         5

SUBACCOUNT UMSS8 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                       349

SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                        29

SUBACCOUNT UIGR8 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND -
CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                           $   1.00
Accumulation unit value at end of period                                                                                 $   1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                        41


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

This contract is a "private label" variable annuity. This means that the funds available under the contract include funds sponsored by the distributor (or an affiliate of the distributor). The distributor chooses these funds for us subject to our approval. Purchase payments and contract values invested in Evergreen Variable Annuity Trust - Class 2 Funds are generally more profitable for the distributor and its affiliates than investments in the other funds available under the contract. In contrast, purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select that are not affiliated with Evergreen Variable Annuity Trust - Class 2 Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                    INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio    Maximum current income consistent with liquidity and            American Express Financial
- Cash Management Fund       stability of principal. Invests primarily in money market       Corporation (AEFC)
                             instruments, such as marketable debt obligations
                             issued by the U.S. government or its agencies, bank
                             certificates of deposit, bankers' acceptances,
                             letters of credit, and commercial paper, including
                             asset-backed commercial paper.

AXP(R) Variable Portfolio    High level of current income while attempting to conserve       AEFC
- Diversified Bond Fund      the value of the investment and continuing a high level of income for the longest period of time. Under normal
                             market conditions, the Fund invests at least 80% of
                             its net assets in bonds and other debt obligations.

AXP(R) Variable Portfolio    High level of current income and, as a secondary goal,          AEFC
 - Diversified Equity        steady growth of capital. Under normal market conditions,
Income Fund                  the Fund invests at least 80% of its net assets in
                             dividend-paying common and preferred stocks.

AXP(R) Variable Portfolio    Long-term growth of capital. Invests primarily in common        AEFC
 - NEW DIMENSIONS FUND(R)    stocks showing potential for significant growth.

AXP(R) Variable Portfolio    Long-term capital appreciation. Non-diversified mutual fund     AEFC, adviser; Goldman Sachs
- Partners Small Cap         that invests primarily in equity securities. Under normal       Asset Management, L.P., Royce
Value Fund                   market conditions, at least 80% of its net assets will be       & Associates, LLC, Donald
                             invested in companies with market capitalization of less        Smith & Co., Inc., Franklin
                             than $2 billion, which also includes micro capitalization       Portfolio Associates LLC and
                             companies with market capitalization of less than $400          Barrow, Hanley, Mewhinney &
                             million, at the time  of investment.                            Strauss, Inc., subadvisers.

AIM V.I. Basic Value         Long-term growth of capital. Invests at least 65% of its        A I M Advisors, Inc.
Fund, Series II Shares       total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million
                             and are believed to be undervalued in relation to
                             long-term earning power or other factors. The fund
                             may invest 25% of its assets in foreign securities.

Evergreen VA Core Bond       The Fund seeks to maximize total return through a               Evergreen Investment
Fund - Class 2               combination of current income and capital growth. The Fund      Management Company, LLC
                             invests primarily in U.S. dollar denominated investment
                             grade debt securities issued or guaranteed by the U.S.
                             Treasury or by an agency or instrumentality of the
                             U.S. Government, corporate bonds, mortgage-backed
                             securities, asset-backed securities, and other
                             income producing securities.

Evergreen VA Foundation      Capital growth and current income. The Fund seeks to            Evergreen Investment
Fund - Class 2               achieve its goal by investing in a combination of equity        Management Company, LLC
                             and debt securities. Under normal conditions, the
                             Fund will invest at least 25% of its assets in debt
                             securities and the remainder in equity securities.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                    INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Evergreen VA Fund -          Long-term capital growth. The Fund seeks to achieve its         Evergreen Investment
Class 2                      goal by investing primarily in common stocks of large U.S.      Management Company, LLC
                             companies, whose market capitalizations at time of
                             purchase falls within the range tracked by the
                             Russell 1000(R) Index.

Evergreen VA Growth and      Capital growth in the value of its shares and current           Evergreen Investment
Income Fund - Class 2        income. Invests in primarily common stocks of medium- and       Management Company, LLC
                             large-sized U.S. companies whose market capitalizations at time of purchase fall within the range tracked by the
                             Russell 1000(R) Index.

Evergreen VA Growth          Long-term capital growth. The Fund seeks to achieve its         Evergreen Investment
Fund - Class 2               goal by investing at least 75% of its assets in common          Management Company, LLC
                             stocks of small- and medium-sized companies whose
                             market capitalizations at time of purchase falls within
                             the range of those tracked by the Russell 2000(R) Growth
                             Index.

Evergreen VA High Income     High level of current income, with capital growth as            Evergreen Investment
Fund - Class 2               secondary objective. The Fund seeks to achieve its goal by      Management Company, LLC
                             investing primarily in both low-rated and high-rated
                             fixed-income securities, including debt securities,
                             convertible securities, and preferred stocks that are
                             consistent with its primary investment objective of
                             high current income.

Evergreen VA International   Long-term capital growth, with modest income as a secondary     Evergreen Investment
Equity Fund - Class 2        objective. The Fund seeks to achieve its goal by investing      Management Company, LLC
                             primarily in equity securities issued by established,
                             quality non-U.S. companies located in countries with
                             developed markets and may purchase securities across all
                             market capitalizations. The Fund may also invest in
                             emerging markets.

Evergreen VA Omega Fund      Long-term capital growth. Invests primarily in common           Evergreen Investment
- Class 2                    stocks and securities convertible into common stocks of         Management Company, LLC
                             U.S. companies across all market capitalizations.

Evergreen VA Special         Capital growth in the value of its shares. The Fund seeks       Evergreen Investment
Values Fund - Class 2        to achieve its goal by investing at least 80% of its assets     Management Company, LLC
                             in common stocks of small U.S. companies whose market
                             capitalizations at the time of purchase fall within the
                             range tracked by the Russell 2000(R) Index.

Evergreen VA Strategic       High current income from interest on debt securities with a     Evergreen Investment
Income Fund - Class 2        secondary objective of potential for growth of capital in       Management Company, LLC
                             selecting securities. The Fund seeks to achieve its goal by investing primarily in domestic high-yield, high-risk
                             "junk" bonds and other debt securities (which may be
                             denominated in U.S. dollars or in non-U.S. currencies) of
                             foreign governments and foreign corporations.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                    INVESTMENT OBJECTIVES AND POLICIES                              INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap      Seeks long-term growth of capital. Normally invests             Fidelity Management &
Portfolio Service Class 2    primarily in common stocks. Normally invests at least 80%       Research Company (FMR),
                             of assets in securities of companies with medium market         investment manager; FMR U.K.,
                             capitalizations. May invest in companies with smaller or        FMR Far East,  sub-investment
                             larger market capitalizations. Invests in domestic and          advisers.
                             foreign issuers.  The Fund invests in growth or value
                             common stocks.

FTVIPT Mutual Shares         Seeks capital appreciation, with income as a secondary          Franklin Mutual Advisers, LLC
Securities Fund - Class 2    goal. The Fund normally invests mainly in U.S. equity
                             securities that the Fund's manager believes are available
                             at market prices less than their value based on
                             certain  recognized or objective criteria, including
                             undervalued stocks, merger/risk arbitrage securities
                             and distressed companies.

Oppenheimer Main Street      Seeks capital appreciation. Invests mainly in common stocks     OppenheimerFunds, Inc.
Small Cap Fund/VA,           of small-capitalization U.S. companies that the fund's
Service Shares               investment manager believes have favorable business trends or prospects.

Putnam VT International      Capital appreciation. The fund pursues its goal by              Putnam Investment Management, LLC
Equity Fund - Class IB       investing mainly in common stocks of companies outside the
Shares                       United States that Putnam Management believes have
                             favorable investment potential. Under normal
                             circumstances, the fund invests at least 80% of the fund's net assets in equity investments.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:


                                      IF YOUR GPA RATE IS:                          THE MVA IS:
                                Less than the new GPA rate + 0.10%                    Negative
                                Equal to the new GPA rate + 0.10%                     Zero
                                Greater than the new GPA rate + 0.10%                 Positive

GENERAL EXAMPLES


As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

  EARLY WITHDRAWAL AMOUNT X [(     1 + i      )(TO THE POWER OF n/12) - 1] = MVA
                               ---------------
                                 1 + j + .001

  Where      i = rate earned in the GPA from which amounts are being
                 transferred or withdrawn.

             j = current rate for a new Guaranteed Period equal to the
                 remaining term in the current Guarantee Period.

             n = number of months remaining in the current Guarantee Period
                 (rounded up).

                EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(         1.030         ) (TO THE POWER OF 84/12) - 1] = -$39.84
               --------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030          ) (TO THE POWER OF 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.


Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

BUYING YOUR CONTRACT


Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-  how you want to make purchase payments;

-  the optional MAV death benefit(2);

-  the optional EDB(2);

-  the optional GMIB - MAV rider(3);

-  the optional GMIB - 6% Rising Floor rider(3);

-  the optional PCR(3);

-  the optional Benefit Protector Death Benefit(4);

-  the optional Benefit Protector Plus Death Benefit(4);

-  the length of the withdrawal charge schedule (5 or 7 years)(5);and

-  a beneficiary.


(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.


(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. Available if the annuitant is 75 or younger at contract issue. Not available with ROP death benefit. May not be available in all states.

(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(5) The five-year withdrawal charge schedule may not be available in all states.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:



FOR CONTRACTS WITH APPLICATIONS                             No restrictions on the amount of purchase payments allocated
SIGNED PRIOR TO JUNE 16, 2003:                              to the GPAs or the one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS                             The amount of any purchase payment allocated to the GPAs and
SIGNED ON OR AFTER JUNE 16 THROUGH DEC. 4, 2003:            the one-year fixed account in total cannot exceed 30% of the purchase payment.

                                                            This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are
                                                            participating according to the rules of an asset allocation model portfolio program available under the contract, if
                                                            any.

FOR CONTRACTS WITH APPLICATIONS                             In certain states where we offer GPAs that do not require
SIGNED ON OR AFTER DEC. 5, 2003:                            payment of a statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The
                                                            amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your sales
                                                            representative to see if these restrictions apply in your
                                                            state. In all other states, the amount of any purchase
                                                            payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We
                                                            reserve the right to further limit purchase payment
                                                            allocations to the fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments
                                                            allocated to the one-year fixed account is equal to the
                                                            minimum interest rate stated in the contract.

                                                            In all states, the 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the
                                                            purchase payment according to procedures currently in
                                                            effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.



There are no restrictions on allocations of purchase payments to the subaccounts.

If your application is complete, we will process it and apply your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distribution by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

For contracts issued in Alabama and Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:

      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.


MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

      $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our home office:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP
Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS


You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")


We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantees whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                                             QUALIFIED ANNUITIES     NONQUALIFIED ANNUITIES
ROP death benefit                                                                       0.85%                      1.10%
MAV death benefit(1),(2)                                                                1.05                       1.30
EDB(1)                                                                                  1.15                       1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                                                       1.15                       1.40
MAV death benefit(1),(2)                                                                1.35                       1.60
EDB(1)                                                                                  1.45                       1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin and the GMIB terminates.

We calculate the fee as follows:

            GMIB - MAV                          0.55% X (CV + ST - FAV)
            GMIB - 6% RISING FLOOR              0.75% X (CV + ST - FAV)

       CV = contract value on the contract anniversary

       ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

      FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


- The GMIB fee for:

            GMIB - MAV is 0.55%; and
            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charges as follows:

   Contract value on the contract anniversary:                                  $ 73,250
   plus transfers from the subaccounts to the one-year fixed account
   in the six months before the contract anniversary:                            +15,000
   minus the value of the one-year fixed account on the contract anniversary:    -15,250
                                                                                --------
                                                                                $ 73,000

The fee charged to you for:

   GMIB - MAV                     (0.55% X $73,000) =                           $ 401.50
   GMIB - 6% RISING FLOOR         (0.75% X $73,000) =                           $ 547.50


PERFORMANCE CREDIT RIDER (PCR) FEE


We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
      PPW  = XSF +  -------------------------------   X  (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:



               SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                          FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0



For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:


- The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and


-  We received these payments


   -- $10,000 Jan. 1, 2004;

   -- $8,000 Feb. 28, 2011;

   -- $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-  The prior anniversary Jan. 1, 2013 contract value was $38,488.



WITHDRAWAL CHARGE    EXPLANATION
     $    0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0          $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0          $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
        560          $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7%
                     withdrawal charge; and
        420          $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
        ---
       $980


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL CHARGE    EXPLANATION
     $    0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0          $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0          $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
        320          $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4%
                     withdrawal charge; and
        360          $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
        ---
       $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period;* and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-  minus any prorated portion of the contract administrative charge;

-  minus any prorated portion of the GMIB - MAV (if applicable);

-  minus any prorated portion of the GMIB - 6% Rising Floor fee (if applicable);

-  minus any prorated portion of the PCR fee (if applicable);

-  minus any prorated portion of the Benefit Protector fee (if applicable); and

-  minus any prorated portion of the Benefit Protector Plus fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;


and a deduction of:


-  a prorated portion of the contract administrative charge;

-  a prorated portion of the GMIB - MAV fee (if applicable);

-  a prorated portion of the GMIB - 6% Rising Floor fee (if applicable);

-  a prorated portion of the PCR fee (if applicable);

-  a prorated portion of the Benefit Protector fee (if applicable); and/or

-  a prorated portion of the Benefit Protector Plus fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                   NUMBER
                                                                  AMOUNT               ACCUMULATION               OF UNITS
                                            MONTH                INVESTED               UNIT VALUE                PURCHASED
By investing an equal number
of dollars each month ...                   Jan                    $100                    $20                       5.00

                                            Feb                     100                     18                       5.56

                                            Mar                     100                     17                       5.88
you automatically buy
more units when the
per unit market price iS low ...     ---->  Apr                     100                     15                       6.67

                                            May                     100                     16                       6.25

                                            Jun                     100                     18                       5.56

                                            Jul                     100                     17                       5.88
and fewer units
when the per unit                           Aug                     100                     19                       5.26
market price is
high.                                ---->  Sept                    100                     21                       4.76

                                            Oct                     100                     20                       5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the fixed account if the interest rate we are then crediting to the fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:



FOR CONTRACTS WITH APPLICATIONS                             It is our general policy to allow you to transfer contract
SIGNED PRIOR TO JUNE 16, 2003:                              values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after
                                                            the contract anniversary (except for automated transfers,
                                                            which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed
                                                            this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time.
                                                            We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS                             You may transfer contract values from the one-year fixed
SIGNED ON OR AFTER JUNE 16 THROUGH                          account to the subaccounts or GPAs once a year on or within
DEC. 4, 2003:                                               30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for
                                                            certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the
                                                            one-year fixed account cannot result in the value of the
                                                            GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the
                                                            GPAs and one-year fixed account in any contract year are
                                                            limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or
                                                            $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS                             You may transfer contract values from the one-year fixed
SIGNED ON OR AFTER DEC. 5, 2003:                            account to the subaccounts or GPAs once a year on or within
                                                            30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for
                                                            certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed
                                                            account in total being greater than 30% of the contract
                                                            value. We reserve the right to further limit transfers to
                                                            the fixed account and/or GPAs if the interest rate we are
                                                            then crediting on new purchase payments allocated to the
                                                            one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the
                                                            contract year or $10,000, whichever is greater.


Transfers from the one-year fixed account are not subject to an MVA.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.


- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.


-  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your sales representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

   For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

3 BY PHONE
Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000


We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.


WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges, (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIBand/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon change of ownership of your annuity contract (see "Optional Benefits").


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

-  Return of Purchase Payments death benefit (ROP);

-  Maximum Anniversary Value death benefit (MAV); and

-  Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

   ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT  =  PW X DB
                                                                     -------
                                                                        CV

      PW = the partial withdrawal including any applicable MVA or withdrawal charge.
      DB = the death benefit on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

-  On Jan. 1, 2005 you make an additional purchase payment of $5,000.

- On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

- On March 1, 2006 the contract value grows to $23,000.

   We calculate the ROP death benefit on March 1, 2006 as follows:



      Contract value at death:                                                  $ 23,000.00
                                                                                ===========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                               $ 25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000  =                                                      -1,704.55
         ----------------                                                       -----------
              $22,000
         for a death benefit of:                                                $ 23,295.45
                                                                                ===========
      ROP death benefit, calculated as the greatest of these two values:        $ 23,295.45





               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

   We calculate the MAV death benefit on March 1, 2005 as follows:



      Contract value at death:                                                  $ 20,500.00
                                                                                ===========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                               $ 20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,000  =                                                      -1,363.64
         ----------------                                                       -----------
              $22,000

         for a death benefit of:                                                $ 18,636.36
                                                                                ===========
      The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
         Greatest of your contract anniversary contract values:                 $ 24,000.00
         plus purchase payments made since that anniversary:                          +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000  =                                                      -1,636.36
         ----------------                                                       -----------
              $22,000

      for a MAV death benefit of:                                               $ 22,363.64
                                                                                ===========

   The MAV death benefit, calculated as the greatest of these three values:     $ 22,363.64


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.


If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.


The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.


5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%,

-  plus any subsequent amounts allocated to the subaccounts,

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  PWT X VAF
                                                                 ---------
                                                                    SV

        PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge for contract Option L) from the subaccounts.
        VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.
         SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.

- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2005 is calculated as follows:


      Contract value at death:                                                  $ 22,800.00
                                                                                ===========
      Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                               $ 25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000  =                                                      -1,543.21
         ----------------                                                       -----------
              $24,300

         for a return of purchase payment death benefit of:                     $ 23,456.79
                                                                                ===========

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                      $ 25,000.00
         plus purchase payments made since that anniversary:                          +0.00
         minus adjusted partial withdrawals made since that
         anniversary, calculated as:
         $1,500 X $25,000  =                                                      -1,543.21
         ----------------                                                       -----------
              $24,300

         for a MAV death benefit of:                                            $ 23,456.79
                                                                                ===========
   The 5% rising floor:
         The variable account floor on Jan. 1, 2004,
         calculated as: 1.05 X $20,000 =                                        $ 21,000.00
         plus amounts allocated to the subaccounts since that anniversary:            +0.00
         minus the 5% rising floor adjusted partial withdrawal
         from the subaccounts, calculated as:

         $1,500 X $21,000  =                                                    -$ 1,657.89
         ----------------                                                       -----------
              $19,000

         variable account floor benefit:                                        $ 19,342.11
         plus the one-year fixed account value:                                   +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account
         and the variable account floor):                                       $ 24,642.11
                                                                                ===========
   EDB, calculated as the greatest of these three values:                       $ 24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and the Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract(1). Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

-  you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.


The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.


In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider to the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB
- MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

     PMT X CVG
     ---------
        ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

      CVG = current contract value at the time you exercise the GMIB - MAV.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity - no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity - no refund

-  You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

  P SUB (t-1) (1 + i) =  P SUB (t)
  -------------------
      1.05

      P SUB (t-1)  = prior annuity payout
      P SUB (t)    = current annuity payout
      i            = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.


The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.


TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

-  The GMIB - MAV will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                              GMIB
ANNIVERSARY                         CONTRACT VALUE      PURCHASE PAYMENTS          MAV            BENEFIT BASE
 1                                     $107,000              $101,000            $107,000
 2                                      125,000               101,000             125,000
 3                                      132,000               101,000             132,000
 4                                      150,000               101,000             150,000
 5                                       85,000               101,000             150,000
 6                                      120,000               101,000             150,000
 7                                      138,000               101,000             150,000           $150,000
 8                                      152,000               101,000             152,000            152,000
 9                                      139,000               101,000             152,000            152,000
10                                      126,000               101,000             152,000            152,000
11                                      138,000               101,000             152,000            152,000
12                                      147,000               101,000             152,000            152,000
13                                      163,000               101,000             163,000            163,000
14                                      159,000               101,000             163,000            163,000
15                                      215,000               101,000             215,000            215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                                        MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                              PLAN A -           PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                               GMIB                     LIFE ANNUITY--    LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                           BENEFIT BASE                   NO REFUND      TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                 $152,000 (MAV)                   $  784.32           $  763.04              $627.76
15                                  215,000 (Contract Value = MAV)   1,268.50            1,210.45               982.55


The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                              PLAN A -           PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                                        LIFE ANNUITY--    LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                         CONTRACT VALUE                   NO REFUND      TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                     $126,000                     $  650.16           $  632.52                $520.38
15                                      215,000                      1,268.50            1,210.45                 982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.



                EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% variable account rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

-  the initial purchase payments allocated to the subaccounts increased by 6%,

-  plus any subsequent amounts allocated to the subaccounts, and

-  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

-  subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

      PMT X CVG
      ---------
         ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
      CVG = current contract value at the time you exercise the GMIB.
      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

   PMT X (1.06) (TO THE POWER OF CY)

      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity - no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity - no refund

-  You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

  P SUB(t-1) (1 + i) =  P SUB (t)
  ------------------
         1.05

      P SUB(t-1) = prior annuity payout
      P SUB (t)  = current annuity payout
      i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

-  The GMIB - 6% Rising Floor will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.


-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                         GMIB
ANNIVERSARY                    CONTRACT VALUE      PURCHASE PAYMENTS    6% RISING FLOOR      BENEFIT BASE
 1                                $107,000             $100,000            $106,000
 2                                 125,000              100,000             112,360
 3                                 132,000              100,000             119,102
 4                                 150,000              100,000             126,248
 5                                  85,000              100,000             133,823
 6                                 120,000              100,000             141,852
 7                                 138,000              100,000             150,363            $150,363
 8                                 152,000              100,000             159,388             159,388
 9                                 139,000              100,000             168,948             168,948
10                                 126,000              100,000             179,085             179,085
11                                 138,000              100,000             189,830             189,830
12                                 147,000              100,000             201,220             201,220
13                                 215,000              100,000             213,293             215,000
14                                 234,000              100,000             226,090             234,000
15                                 240,000              100,000             239,655             240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                                 MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                      PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                            GMIB                LIFE ANNUITY--     LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                        BENEFIT BASE               NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                             $179,085 (6% Rising Floor)    $  872.14            $  850.65             $  691.27
15                              240,000 (Contract Value)      1,346.40             1,286.40              1,034.40


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                              PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                      CONTRACT          LIFE ANNUITY--     LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                        VALUE              NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                             $126,000              $   650.16           $  632.52             $  520.38
15                              240,000                1,416.00            1,351.20              1,096.80


In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  PW X TV
                                                 -------
                                                   CV

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      TV = the target value on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

   5% X (PP - PCRPW - PP5)

            PP = total purchase payments and purchase payment credits.
         PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix.
           PP5 = purchase payments and purchase payment credits made in the prior five years.
                 We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-  The PCR will terminate on the date:

   -- you make a full withdrawal from the contract,

   -- that a death benefit is payable, or

   -- you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract


-  There are no additional purchase payments and no partial withdrawals


-  On Jan. 1, 2014, the contract value is $200,000

- We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2%
   = $101,000 X (1.072) (TO THE POWER OF 10)  = $101,000 X 2.00423 = $202,427.

   Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:
   5% X (PP - TVPW - PP5) = 1.05 X ($101,000 - 0 - 0) = $5,050.

   After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

- On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:


-  the applicable death benefit,


- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   MAV death benefit (contract value):                                          $110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
      previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                              +4,000
                                                                                --------
   Total death benefit of:                                                      $114,000


- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV death benefit (MAV):                                                     $110,000
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 X ($110,000 - $100,000) =                                              +4,000
                                                                                --------
   Total death benefit of:                                                      $114,000

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


   MAV death benefit (MAV adjusted for partial withdrawals):                     $57,619
   plus the Benefit Protector benefit (40% of earnings at death):
      0.40 X ($57,619 - $55,000) =                                                +1,048
                                                                                 -------
   Total death benefit of:                                                       $58,667


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:


   MAV death benefit (contract value):                                          $200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                       +55,000
                                                                                --------
   Total death benefit of:                                                      $255,000


- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:


   MAV death benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                $249,500
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                       +55,000
                                                                                --------
   Total death benefit of:                                                      $304,500


- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:


   MAV death benefit (contract value):                                          $250,000
   plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 X ($250,000 - $105,000) =                                             +58,000
                                                                                --------
   Total death benefit of:                                                      $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plusis not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


-  the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                       0%                                                0%
Three and Four                                   10%                                             3.75%
Five or more                                     20%                                              7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


-  the applicable death benefit (see Benefits in Case of Death), plus:


                              IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...       OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                           Zero                                              Zero
Two                           40% X earnings at death (see above)               15% X earnings at death
Three and Four                40% X (earnings at death +                        15% X (earnings at death +
                                      25% of initial purchase payment*)                 25% of initial purchase payment*)
Five or more                  40% X (earnings at death +                        15% X (earnings at death +
                                      50% of initial purchase payment*)                 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2003 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:


      MAV death benefit (contract value):                                             $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                    +4,000
                                                                                      --------
    Total death benefit of:                                                           $114,000

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


      MAV death benefit (MAV):                                                        $110,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 X ($110,000 - $100,000) =                                                    +4,000
      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 X $100,000 =                                  +10,000
                                                                                      --------
   Total death benefit of:                                                            $124,000


- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


      MAV death benefit (MAV adjusted for partial withdrawals):                       $57,619
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
      0.40 X ($57,619 - $55,000) =                                                     +1,048
      plus 10% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.10 X $55,000 =                             +5,500
                                                                                      -------
   Total death benefit of:                                                            $64,167


- On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2012 equals:


      MAV death benefit (contract value):                                             $200,000
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of 100%
      of purchase payments not previously withdrawn
      that are one or more years old                                                   +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                    +11,000
                                                                                      --------
   Total death benefit of:                                                            $266,000


- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:


      MAV death benefit (contract value less any purchase payment credits
      added in the last 12 months):                                                   $249,500
      plus the Benefit Protector Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                   +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                    +11,000
                                                                                      --------
   Total death benefit of:                                                            $315,500

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:


      MAV death benefit (contract value):                                             $250,000
      plus the Benefit Protector Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($250,000 - $105,000) =                                                   +58,000
      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 X $55,000 =                                   +11,000
                                                                                      --------
   Total death benefit of:                                                            $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

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

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


-  Because of your death,

-  Because you become disabled (as defined in the Code);


- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or


-  To pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, EDB, GMIB, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


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We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.



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LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                                            2003         2002        2001        2000          1999
-----------------------------------------------------------------------------------------------------------------
Net investment income                              $  372,194   $  292,067   $  271,718   $  299,759   $  322,746
Net gain (loss) on investments                         25,105            3      (89,920)         469        6,565
Other                                                  21,318       18,906       16,245       12,248        8,338
TOTAL REVENUES                                     $  418,617   $  310,976   $  198,043   $  312,476   $  337,649
INCOME (LOSS) BEFORE INCOME TAXES                  $   56,704   $  (52,177)  $  (63,936)  $   38,452   $   50,662
NET INCOME (LOSS)                                  $   37,629   $  (33,690)  $  (41,728)  $   24,365   $   33,987
TOTAL ASSETS                                       $8,735,643   $8,026,730   $5,275,681   $4,652,221   $4,603,343



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

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Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in
2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

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

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.

American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Evergreen Essential(SM) Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                              p.  3
Rating Agencies                                          p.  4
Principal Underwriter                                    p.  4
Independent Auditors                                     p.  4
Condensed Financial Information (Unaudited)              p.  5

Financial Statements


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                       PW X RP
   RPA ADJUSTED PARTIAL WITHDRAWALS  = -------
                                         CV

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      CV = the contract value on the date of (but prior to) the partial withdrawal.
     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                       PW X EPA   EPA
   EPA ADJUSTED PARTIAL WITHDRAWALS  = -------- X
                                          CV      RPA

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      CV = the contract value on the date of (but prior to) the partial withdrawal.
     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.
     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.


-  Contract values before any partial withdrawals are shown below.


-  On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

-  On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.


NOTE: The shaded portion of the table indicates the five year exclusion period.


DATE                         TOTAL PURCHASE PAYMENTS           CONTRACT VALUE
--------------------------------------------------------------------------------
Jan. 1, 2004                        $100,000                      $100,000
Jan. 1, 2005                         100,000                       110,000
Jan. 1, 2006                         100,000                       115,000
Jan. 1, 2007                         100,000                       120,000
Jan. 1, 2008                         100,000                       115,000
Jan. 1, 2009                         100,000                       120,000
Jan. 1, 2010                         200,000                       225,000
Jan. 1, 2011                         200,000                       230,000
Jan. 1, 2012                         200,000                       235,000
Jan. 1, 2013                         200,000                       230,000
Jan. 1, 2014                         200,000                       235,000


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on Jan. 1, 2007:
      RPA before the partial withdrawal =                                             RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                    $10,000 X $100,000 = $8,333
                                                                                      ------------------
      minus the RPA adjusted partial withdrawals for all previous                          $120,000
      partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
      RPA before the partial withdrawal =                                             RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                    $10,000 X $191,667 = $8,156
                                                                                      ------------------
      minus the RPA adjusted partial withdrawals for all previous                          $235,000
      partial withdrawals = $200,000 - $8,333 = $191,667

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:
      EPA before the partial withdrawal =                                             EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                    $10,000 X $100,000 X $100,000 = $8,156
                                                                                      ------------------   --------
      AND the five-year exclusion period minus the EPA adjusted                            $120,000        $100,000
      partial withdrawals for all previous partial
      withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
      EPA before the partial withdrawal =                                             EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                    $10,000 X $91,844 X $91,844  = $1,873
                                                                                      -----------------   --------
      AND the five-year exclusion period minus the EPA                                     $235,000       $191,667
      adjusted partial withdrawals for all previous partial
      withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,156 + $1,873 = $10,029


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437

OSCAR #564631
--------------
45276 G (4/04)

PROSPECTUS


APRIL 30, 2004


EVERGREEN

NEW SOLUTIONS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437


           (Home Office)


           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

o    American Express(R) Variable Portfolio Funds

o    AIM Variable Insurance Funds, Series II Shares

o    AllianceBernstein Variable Products Series Fund, Inc. (Class B)

o    Evergreen Variable Annuity Trust Class 2


o    Fidelity(R) Variable Insurance Products - Service Class 2 Shares


o    Franklin(R) Templeton(R) Variable Insurance Products  Trust (FTVIPT) -
     Class 2

o    MFS(R) Variable Insurance Trust(SM) - Service Class

o    Oppenheimer Variable Account Funds - Service Shares

o    Putnam Variable Trust - Class IB Shares

o    Van Kampen Life Investment Trust - Class II Shares


o    The Universal Institutional Funds, Inc. - Class I


Please read the prospectuses carefully and keep them for future reference.


For applications signed on or after Nov. 6, 2003, contracts with a seven-year withdrawal charge schedule provide for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances.(1) (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

--------------------------------------------------------------------------------
1   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                   3

THE CONTRACT IN BRIEF                                                       4

EXPENSE SUMMARY                                                             7

CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                12

FINANCIAL STATEMENTS                                                       19

THE VARIABLE ACCOUNT AND THE FUNDS                                         20

GUARANTEE PERIOD ACCOUNTS (GPAS)                                           26

THE ONE-YEAR FIXED ACCOUNT                                                 28

BUYING YOUR CONTRACT                                                       29

CHARGES                                                                    32

VALUING YOUR INVESTMENT                                                    37

MAKING THE MOST OF YOUR CONTRACT                                           39

WITHDRAWALS                                                                44

TSA -- SPECIAL WITHDRAWAL PROVISIONS                                       44

CHANGING OWNERSHIP                                                         44

BENEFITS IN CASE OF DEATH                                                  45

OPTIONAL BENEFITS                                                          49

THE ANNUITY PAYOUT PERIOD                                                  61

TAXES                                                                      63

VOTING RIGHTS                                                              65

SUBSTITUTION OF INVESTMENTS                                                65

ABOUT THE SERVICE PROVIDERS                                                66

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                      67

ADDITIONAL INFORMATION                                                     74

EXPERTS                                                                    74

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY  FINANCIAL INFORMATION          75

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION               91

APPENDIX: PERFORMANCE CREDIT RIDER  ADJUSTED PARTIAL WITHDRAWAL            92


--------------------------------------------------------------------------------
2   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


o    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


o    Roth IRAs under Section 408A of the Code

o    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

--------------------------------------------------------------------------------
3   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use the contract as a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


o the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 20)

o the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 26 and p. 28)

BUYING YOUR CONTRACT: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain restrictions. Some states may also have time limitations for making additional payments. (p. 29)


--------------------------------------------------------------------------------
4   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENTS


   If paying by Systematic Investment Plan (SIP):


         $50 initial payment.

         $50 for additional payments.

   If paying by any other method:

         $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.

         $2,000 initial payment for contracts issued in all other states.

         $100 for additional payments.


MAXIMUM TOTAL PURCHASE PAYMENTS*


         $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


For contracts issued in Alabama and Maryland, purchase payments are limited and you may not make purchase payments after the first contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 41)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 44)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 44)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 45)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 49)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 61)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 63)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.


--------------------------------------------------------------------------------
5   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. 32):


o    $40 annual contract administrative charge(1);

o if you select the Guaranteed Minimum Income Benefit Rider - Maximum Anniversary Value (GMIB - MAV) an annual fee of 0.55% of the adjusted contract value(2);

o if you select the Guaranteed Minimum Income Benefit Rider - 6% Rising Floor (GMIB - 6% Rising Floor) an annual fee of 0.75% of the adjusted contract value(2);

o if you select the Performance Credit Rider (PCR), an annual fee of 0.15% of the contract value(2);

o if you select the Benefit Protector(SM) Death Benefit Rider (Benefit Protector), an annual fee of 0.25% of the contract value(3);

o if you select the Benefit Protector(SM) Plus Death Benefit Rider (Benefit Protector Plus), an annual fee of 0.40% of the contract value(3);

o    withdrawal charge;

o any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments);

o    the operating expenses of the funds in which the subaccounts invest; and

o the total variable account expenses (if you make allocations to one or more subaccounts):

                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
 QUALIFIED ANNUITIES
 Return of Purchase Payments death benefit (ROP)               0.85%                     0.15%                      1.00%
 Maximum Anniversary Value death benefit (MAV)(4),(5)          1.05                      0.15                       1.20
 Enhanced Death Benefit (EDB)(4)                               1.15                      0.15                       1.30

 NONQUALIFIED ANNUITIES
 ROP death benefit                                             1.10                      0.15                       1.25
 MAV death benefit(4),(5)                                      1.30                      0.15                       1.45
 EDB(4)                                                        1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(6)
 QUALIFIED ANNUITIES
 ROP death benefit                                             1.15                      0.15                       1.30
 MAV death benefit(4),(5)                                      1.35                      0.15                       1.50
 EDB(4)                                                        1.45                      0.15                       1.60

 NONQUALIFIED ANNUITIES
 ROP death benefit                                             1.40                      0.15                       1.55
 MAV death benefit(4),(5)                                      1.60                      0.15                       1.75
 EDB(4)                                                        1.70                      0.15                       1.85


(1) Some states limit the amout of the contract charge allocated to the fixed account.


(2) If you select the PCR, you cannot add a GMIB rider. Some states also limit any contract charge allocated to the fixed account to an annual maximum of $30. May not be available in all states.

(3) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(4) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(5) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.

(6) The five-year withdrawal charge schedule may not be available in all states.

--------------------------------------------------------------------------------
6   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal schedule at the time of application.

                        SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans.")


                                                                                              ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                                        3.50%                       5.00%
 Qualified discount rate                                                                   4.86%                       6.36%
 Nonqualified discount rate                                                                5.11                        6.61

                                                                                              ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                                         3.50%                       5.00%
 Qualified discount rate                                                                   5.16%                       6.66%
 Nonqualified discount rate                                                                5.41                        6.91

--------------------------------------------------------------------------------
7   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)


YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
 QUALIFIED ANNUITIES
 ROP death benefit                                             0.85%                     0.15%                      1.00%
 MAV death benefit(1),(2)                                      1.05                      0.15                       1.20
 EDB(1)                                                        1.15                      0.15                       1.30

 NONQUALIFIED ANNUITIES
 ROP death benefit                                             1.10                      0.15                       1.25
 MAV death benefit(1),(2)                                      1.30                      0.15                       1.45
 EDB(1)                                                        1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP death benefit                                             1.15                      0.15                       1.30
 MAV death benefit(1),(2)                                      1.35                      0.15                       1.50
 EDB(1)                                                        1.45                      0.15                       1.60

 NONQUALIFIED ANNUITIES
 ROP death benefit                                             1.40                      0.15                       1.55
 MAV death benefit(1),(2)                                      1.60                      0.15                       1.75
 EDB(1)                                                        1.70                      0.15                       1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.


OTHER ANNUAL EXPENSES
 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                        $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

 GMIB - MAV                                                                                0.55%*

 GMIB - 6% RISING FLOOR                                                                    0.75%*

(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

 PCR FEE                                                                                   0.15%*

(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR FEE                                                                     0.25%*

(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR PLUS FEE                                                                0.40%*

(As a percentage of the contract value charged annually on the contract anniversary.)

* This fee applies only if you elect this optional feature.


--------------------------------------------------------------------------------
8   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                                      MINIMUM                       MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements            .70%                          1.55%

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                   GROSS TOTAL
                                                                        MANAGEMENT       12B-1          OTHER       ANNUAL
                                                                           FEES          FEES         EXPENSES      EXPENSES
AXP(R) Variable Portfolio
     Cash Management Fund                                                  .51%          .13%            .06%          .70%(1)
     Diversified Bond Fund                                                 .60           .13             .08           .81(1)
     Diversified Equity Income Fund                                        .53           .13             .10           .76(1)
     Equity Select Fund                                                    .68           .13             .25          1.06(1)
     NEW DIMENSIONS FUND(R)                                                .62           .13             .07           .82(1)
     Partners Small Cap Value Fund                                         .99           .13             .43          1.55(1)
     Short Duration U.S. Government Fund                                   .61           .13             .08           .82(1)
AIM V.I.
     AIM V.I. Basic Value Fund, Series II Shares                           .73           .25             .31          1.29(2)
     AIM V.I. Capital Appreciation Fund, Series II Shares                  .61           .25             .24          1.10(2)
     AIM V.I. Capital Development Fund, Series II Shares                   .75           .25             .38          1.38(2)
AllianceBernstein Variable Products Series Fund, Inc.
     AllianceBernstein VP Growth and Income Portfolio (Class B)            .63           .25             .03           .91(3)
     AllianceBernstein VP Premier Growth Portfolio (Class B)              1.00           .25             .05          1.30(3)
     AllianceBernstein VP Technology Portfolio (Class B)                  1.00           .25             .12          1.37(3)
Evergreen VA
     Core Bond Fund - Class 2                                              .32           .25             .30           .87(4)
     Foundation Fund - Class 2                                             .75           .25             .18          1.18(4)
     Fund - Class 2                                                        .75           .25             .27          1.27(4)
     Growth and Income Fund - Class 2                                      .75           .25             .24          1.24(4)
     Growth Fund - Class 2                                                 .70           .25             .38          1.33(4)
     High Income Fund - Class 2                                            .70           .25             .28          1.23(4)
     International Equity Fund - Class 2                                   .66           .25             .46          1.37(4)
     Omega Fund - Class 2                                                  .52           .25             .20           .97(4)
     Special Equity Fund - Class 2                                         .92           .25             .26          1.43(4)
     Special Values Fund - Class 2                                         .87           .25             .27          1.39(4)
     Strategic Income Fund - Class 2                                       .49           .25             .29          1.03(4)
Fidelity(R) VIP
     Contrafund(R) Portfolio Service Class 2                               .58           .25             .10           .93(5)
     Growth Portfolio Service Class 2                                      .58           .25             .09           .92(6)
     Mid Cap Portfolio Service Class 2                                     .58           .25             .12           .95(5)


--------------------------------------------------------------------------------
9   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                                   GROSS TOTAL
                                                                        MANAGEMENT       12B-1          OTHER       ANNUAL
                                                                           FEES          FEES         EXPENSES      EXPENSES

FTVIPT
     Franklin Small Cap Value Securities Fund - Class 2                    .57%          .25%            .19%         1.01%(7),(8)
     Mutual Shares Securities Fund - Class 2                               .60           .25             .20          1.05(7)
     Templeton Foreign Securities Fund - Class 2                           .69           .25             .22          1.16(8)
MFS(R)
     New Discovery Series - Service Class                                  .90           .25             .14          1.29(9),(10)
     Total Return Series - Service Class                                   .75           .25             .09          1.09(9)
     Utilities Series - Service Class                                      .75           .25             .17          1.17(9),(10)
Oppenheimer Variable Account Funds
     Capital Appreciation Fund/VA, Service Shares                          .65           .25             .04           .94(11)
     Global Securities Fund/VA, Service Shares                             .63           .25             .05           .93(11)
     Main Street Small Cap Fund/VA, Service Shares                         .75           .25             .23          1.23(11)
     Strategic Bond Fund/VA, Service Shares                                .72           .25             .05          1.02(11)
Putnam Variable Trust
     Putnam VT Growth and Income Fund - Class IB Shares                    .48           .25             .05           .78(11)
     Putnam VT Health Sciences Fund - Class IB Shares                      .70           .25             .14          1.09(11)
     Putnam VT International Equity Fund - Class IB Shares                 .76           .25             .18          1.19(11)
Van Kampen
     Life Investment Trust Comstock Portfolio Class II Shares              .60           .25             .05           .90(11)
     Life Investment Trust Growth and Income Portfolio Class II Shares     .60           .25             .06           .91(11)
     UIF U.S. Real Estate Portfolio Class I Shares                         .80            --             .31          1.11(12)

We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contract and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.

(2) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(3) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003. From Dec. 1, 2003 through Dec. 31, 2003
     AllianceBernstein VP Premier Growth Portfolio (Class B) had a voluntary waiver. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.99%, 0.05% and 1.29%.

(4) The total ratio of expenses to average net assets excludes expense reductions and fee waivers. The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expenses reimbursements were made. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.25% and 1.25% for Evergreen VA Fund - Class 2, 0.30% and 1.25% for Evergreen VA Growth Fund - Class 2, 0.41% and 1.32% for Evergreen VA International Equity Fund
     - Class 2, 0.11% and 1.28% for Evergreen VA Special Equity Fund - Class 2 and 0.13% and 1.25% for Evergreen VA Special Values Fund - Class 2.

(5) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(6) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. These offsets may be discontinued at any time.

(7) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(8) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.02%) and 0.99% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.04%) and 1.12% for FTVIPT Templeton Foreign Securities Fund - Class 2.

(9) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).


--------------------------------------------------------------------------------
10   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

(10) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.28% for New Discovery Series and 1.16% for Utilities Series.

(11) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.

(12) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended Dec. 31, 2003, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. After such reductions, "Management fees," "Other expenses" and "Gross total annual expenses" respectively, for U.S. Real Estate Portfolio Class I were 0.79%, 0.31% and 1.10%.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY                     1 YEAR    3 YEARS     5 YEARS   10 YEARS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
 Seven-year withdrawal charge schedule   $1,226.91  $1,990.12  $2,765.99  $4,412.31    $426.91   $1,290.12  $2,165.99  $4,412.31
 Five-year withdrawal charge schedule     1,257.66   1,978.81   2,507.77   4,664.81     457.66    1,378.81   2,307.77   4,664.81

QUALIFIED ANNUITY                         1 YEAR    3 YEARS     5 YEARS   10 YEARS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
 Seven-year withdrawal charge schedule   $1,201.29  $1,915.79  $2,646.44  $4,195.90    $401.29   $1,215.79  $2,046.44  $4,195.90
 Five-year withdrawal charge schedule     1,232.04   1,904.94   2,389.75   4,454.93     432.04    1,304.94   2,189.75   4,454.93

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY                     1 YEAR    3 YEARS     5 YEARS   10 YEARS     1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Seven-year withdrawal charge schedule   $1,001.41  $1,322.46  $1,669.02  $2,307.47    $201.41   $622.46  $1,069.02  $2,307.47
 Five-year withdrawal charge schedule     1,032.16   1,315.31   1,424.68   2,622.40     232.16    715.31   1,224.68   2,622.40

QUALIFIED ANNUITY                         1 YEAR    3 YEARS     5 YEARS   10 YEARS     1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Seven-year withdrawal charge schedule    $ 975.79  $1,244.65  $1,537.81  $2,037.82    $175.79   $544.65   $ 937.81  $2,037.82
 Five-year withdrawal charge schedule     1,006.54   1,237.97   1,295.10   2,360.60     206.54    637.97   1,095.10   2,360.60

* In these examples, the $40 contract administrative charge is approximated as a .015% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
11   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                                                        2003     2002    2001     2000
SUBACCOUNT UCMG1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND*) (5/30/2000)

Accumulation unit value at beginning of period                                            $1.06    $1.06   $1.03    $1.00
Accumulation unit value at end of period                                                  $1.05    $1.06   $1.06    $1.03
Number of accumulation units outstanding at end of period (000 omitted)                     813      697     554       53

*    THE 7-DAY  SIMPLE AND  COMPOUND  YIELDS FOR AXP  VARIABLE  PORTFOLIO - CASH
     MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (0.58%) AND (0.58%), RESPECTIVELY.


SUBACCOUNT UBND1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (5/21/2002)
Accumulation unit value at beginning of period                                            $1.04    $1.00      --       --
Accumulation unit value at end of period                                                  $1.08    $1.04      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     572       63      --       --


SUBACCOUNT UDEI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.78    $1.00      --       --
Accumulation unit value at end of period                                                  $1.10    $0.78      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     140       26      --       --

SUBACCOUNT UESL1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (8/30/2002)
Accumulation unit value at beginning of period                                            $1.02    $1.00      --       --
Accumulation unit value at end of period                                                  $1.24    $1.02      --       --
Number of accumulation units outstanding at end of period (000 omitted)                       1       --      --       --

SUBACCOUNT UNDM1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (5/30/2000)
Accumulation unit value at beginning of period                                            $0.59    $0.76   $0.92    $1.00
Accumulation unit value at end of period                                                  $0.72    $0.59   $0.76    $0.92
Number of accumulation units outstanding at end of period (000 omitted)                     301       95      20       --

SUBACCOUNT USVA1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.79    $1.00      --       --
Accumulation unit value at end of period                                                  $1.08    $0.79      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      54       21      --       --


SUBACCOUNT UFIF1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (5/30/2000)
Accumulation unit value at beginning of period                                            $1.17    $1.11   $1.06    $1.00
Accumulation unit value at end of period                                                  $1.17    $1.17   $1.11    $1.06
Number of accumulation units outstanding at end of period (000 omitted)                     849      645      30       --


SUBACCOUNT UABA1 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.76    $1.00      --       --
Accumulation unit value at end of period                                                  $1.00    $0.76      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     623      113      --       --

SUBACCOUNT UAAC1 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES) (8/30/2002)
Accumulation unit value at beginning of period                                            $0.97    $1.00      --       --
Accumulation unit value at end of period                                                  $1.24    $0.97      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      12       --      --       --

SUBACCOUNT UAAD1 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.75    $1.00      --       --
Accumulation unit value at end of period                                                  $1.00    $0.75      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      62       30      --       --

SUBACCOUNT UGIP1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                            $0.74    $0.97   $0.97    $1.00
Accumulation unit value at end of period                                                  $0.97    $0.74   $0.97    $0.97
Number of accumulation units outstanding at end of period (000 omitted)                   1,510    1,341     640       31

--------------------------------------------------------------------------------
12   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                        2003     2002    2001     2000

SUBACCOUNT UPRG1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                            $0.45    $0.65   $0.80    $1.00
Accumulation unit value at end of period                                                  $0.55    $0.45   $0.65    $0.80
Number of accumulation units outstanding at end of period (000 omitted)                     893    1,003     741       47

SUBACCOUNT UTEC1 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (5/30/2000)
Accumulation unit value at beginning of period                                            $0.30    $0.51   $0.69    $1.00
Accumulation unit value at end of period                                                  $0.42    $0.30   $0.51    $0.69
Number of accumulation units outstanding at end of period (000 omitted)                     655      372     364       44

SUBACCOUNT UECB1 (INVESTING IN SHARES OF EVERGREEN VA CORE BOND FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                            $1.04    $1.00      --       --
Accumulation unit value at end of period                                                  $1.07    $1.04      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     792      241      --       --

SUBACCOUNT UEFF1 (INVESTING IN SHARES OF EVERGREEN VA FOUNDATION FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                            $1.00    $1.00      --       --
Accumulation unit value at end of period                                                  $1.14    $1.00      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      30       10      --       --

SUBACCOUNT UEFD1 (INVESTING IN SHARES OF EVERGREEN VA FUND - CLASS 2*) (8/30/2002)
Accumulation unit value at beginning of period                                            $0.96    $1.00      --       --
Accumulation unit value at end of period                                                  $1.20    $0.96      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     125       --      --       --

*    EVERGREEN VA BLUE CHIP FUND - CLASS 2 AND EVERGREEN VA MASTERS FUND - CLASS
     2 MERGED INTO EVERGREEN VA FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEGW1 (INVESTING IN SHARES OF EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2*) (8/30/2002)
Accumulation unit value at beginning of period                                            $0.96    $1.00      --       --
Accumulation unit value at end of period                                                  $1.23    $0.96      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     152        3      --       --

*    EVERGREEN VA CAPITAL  GROWTH FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH
     AND INCOME FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEGR1 (INVESTING IN SHARES OF EVERGREEN VA GROWTH FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                            $0.99    $1.00      --       --
Accumulation unit value at end of period                                                  $1.35    $0.99      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      36        8      --       --

SUBACCOUNT UEHI1 (INVESTING IN SHARES OF EVERGREEN VA HIGH INCOME FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                            $1.04    $1.00      --       --
Accumulation unit value at end of period                                                  $1.21    $1.04      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     252       95      --       --


SUBACCOUNT UEIG1 (INVESTING IN SHARES OF EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2*) (7/31/02)
Accumulation unit value at beginning of period                                            $0.93    $1.00      --       --
Accumulation unit value at end of period                                                  $1.21    $0.93      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     225       31      --       --


*    EVERGREEN  VA  GLOBAL  LEADERS  FUND - CLASS 2  MERGED  INTO  EVERGREEN  VA
     INTERNATIONAL EQUITY FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEOE1 (INVESTING IN SHARES OF EVERGREEN VA OMEGA FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                            $0.96    $1.00      --       --
Accumulation unit value at end of period                                                  $1.33    $0.96      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     237       86      --       --

SUBACCOUNT UESE1 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2) (8/30/2002)
Accumulation unit value at beginning of period                                            $0.96    $1.00      --       --
Accumulation unit value at end of period                                                  $1.44    $0.96      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      --       --      --       --


SUBACCOUNT UESM1 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL VALUES FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                            $0.95    $1.00      --       --
Accumulation unit value at end of period                                                  $1.22    $0.95      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     380       75      --       --


--------------------------------------------------------------------------------
13   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                        2003     2002    2001     2000

SUBACCOUNT UEST1 (INVESTING IN SHARES OF EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2) (7/31/2002)
Accumulation unit value at beginning of period                                            $1.08    $1.00      --       --
Accumulation unit value at end of period                                                  $1.25    $1.08      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     285       --      --       --

SUBACCOUNT UFCO1 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.86    $1.00      --       --
Accumulation unit value at end of period                                                  $1.10    $0.86      --       --
Number of accumulation units outstanding at end of period (000 omitted)                   1,212      209      --       --

SUBACCOUNT UFGR1 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.75    $1.00      --       --
Accumulation unit value at end of period                                                  $0.98    $0.75      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     127       18      --       --

SUBACCOUNT UFMC1 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.85    $1.00      --       --
Accumulation unit value at end of period                                                  $1.16    $0.85      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     543       94      --       --

SUBACCOUNT UVAS1 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.80    $1.00      --       --
Accumulation unit value at end of period                                                  $1.05    $0.80      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     169       24      --       --

SUBACCOUNT UMSS1 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                            $1.01    $1.16   $1.09    $1.00
Accumulation unit value at end of period                                                  $1.25    $1.01   $1.16    $1.09
Number of accumulation units outstanding at end of period (000 omitted)                   2,566      753      61       21

SUBACCOUNT UINT1 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (5/30/2000)
Accumulation unit value at beginning of period                                            $0.68    $0.85   $1.02    $1.00
Accumulation unit value at end of period                                                  $0.89    $0.68   $0.85    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                     734      513     324       22

SUBACCOUNT UNDS1 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE
CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                            $0.64    $0.95   $1.01    $1.00
Accumulation unit value at end of period                                                  $0.84    $0.64   $0.95    $1.01
Number of accumulation units outstanding at end of period (000 omitted)                     388      165     115       27

SUBACCOUNT UTRS1 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE
CLASS) (5/30/2000)
Accumulation unit value at beginning of period                                            $1.04    $1.10   $1.12    $1.00
Accumulation unit value at end of period                                                  $1.19    $1.04   $1.10    $1.12
Number of accumulation units outstanding at end of period (000 omitted)                   2,457    1,585     792       45

SUBACCOUNT USUT1 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.87    $1.00      --       --
Accumulation unit value at end of period                                                  $1.17    $0.87      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      40       --      --       --

SUBACCOUNT UOCA1 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.78    $1.00      --       --
Accumulation unit value at end of period                                                  $1.01    $0.78      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     130        9      --       --

SUBACCOUNT UOGS1 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.77    $1.00      --       --
Accumulation unit value at end of period                                                  $1.09    $0.77      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     154       25      --       --

SUBACCOUNT UOSM1 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.79    $1.00      --       --
Accumulation unit value at end of period                                                  $1.13    $0.79      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     121       33      --       --

SUBACCOUNT USTB1 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                            $1.04    $1.00      --       --
Accumulation unit value at end of period                                                  $1.20    $1.04      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     995       38      --       --

--------------------------------------------------------------------------------
14   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                        2003     2002    2001     2000

SUBACCOUNT UGIN1 (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES) (5/30/2000)
Accumulation unit value at beginning of period                                            $0.79    $0.99   $1.07    $1.00
Accumulation unit value at end of period                                                  $1.00    $0.79   $0.99    $1.07
Number of accumulation units outstanding at end of period (000 omitted)                     530      379     287       --

SUBACCOUNT UHSC1 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (8/30/2002)
Accumulation unit value at beginning of period                                            $0.98    $1.00      --       --
Accumulation unit value at end of period                                                  $1.14    $0.98      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      20       --      --       --

SUBACCOUNT UIGR1 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (5/21/2002)
Accumulation unit value at beginning of period                                            $0.80    $1.00      --       --
Accumulation unit value at end of period                                                  $1.01    $0.80      --       --
Number of accumulation units outstanding at end of period (000 omitted)                     178       33      --       --

SUBACCOUNT UVCP1 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (8/30/2002)
Accumulation unit value at beginning of period                                            $0.98    $1.00      --       --
Accumulation unit value at end of period                                                  $1.27    $0.98      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      57        1      --       --

SUBACCOUNT UVGI1 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO CLASS II SHARES) (8/30/2002)
Accumulation unit value at beginning of period                                            $0.96    $1.00      --       --
Accumulation unit value at end of period                                                  $1.22    $0.96      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      74        2      --       --

SUBACCOUNT UVRE1 (INVESTING IN SHARES OF VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO CLASS I SHARES) (8/30/2002)
Accumulation unit value at beginning of period                                            $0.96    $1.00      --       --
Accumulation unit value at end of period                                                  $1.31    $0.96      --       --
Number of accumulation units outstanding at end of period (000 omitted)                      18       --      --       --

--------------------------------------------------------------------------------
15   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                  2003

SUBACCOUNT UCMG8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND*) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                55

*    THE 7-DAY  SIMPLE AND  COMPOUND  YIELDS FOR AXP  VARIABLE  PORTFOLIO - CASH
     MANAGEMENT FUND AS OF DEC. 31, 2003 WERE (1.40%) AND (1.39%), RESPECTIVELY.


SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                63


SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                 9

SUBACCOUNT UESL8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                --

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                 3


SUBACCOUNT UFIF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                               234


SUBACCOUNT UABA8 (INVESTING IN SHARES OF AIM V.I. BASIC VALUE FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                27

SUBACCOUNT UAAC8 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                --

SUBACCOUNT UAAD8 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                 1

SUBACCOUNT UGIP8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME
PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                47

SUBACCOUNT UPRG8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP PREMIER GROWTH
PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.24
Number of accumulation units outstanding at end of period (000 omitted)                                                 3

SUBACCOUNT UTEC8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                 9

--------------------------------------------------------------------------------
16   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2003

SUBACCOUNT UECB8 (INVESTING IN SHARES OF EVERGREEN VA CORE BOND FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                               185

SUBACCOUNT UEFF8 (INVESTING IN SHARES OF EVERGREEN VA FOUNDATION FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                20

SUBACCOUNT UEFD8 (INVESTING IN SHARES OF EVERGREEN VA FUND - CLASS 2*) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                25

*    EVERGREEN VA BLUE CHIP FUND - CLASS 2 AND EVERGREEN VA MASTERS FUND - CLASS
     2 MERGED INTO EVERGREEN VA FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEGW8 (INVESTING IN SHARES OF EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2*) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                35

*    EVERGREEN VA CAPITAL  GROWTH FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH
     AND INCOME FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEGR8 (INVESTING IN SHARES OF EVERGREEN VA GROWTH FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.39
Number of accumulation units outstanding at end of period (000 omitted)                                                18

SUBACCOUNT UEHI8 (INVESTING IN SHARES OF EVERGREEN VA HIGH INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                95


SUBACCOUNT UEIG8 (INVESTING IN SHARES OF EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2*) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                28


*    EVERGREEN  VA  GLOBAL  LEADERS  FUND - CLASS 2  MERGED  INTO  EVERGREEN  VA
     INTERNATIONAL EQUITY FUND - CLASS 2 AS OF DEC. 8, 2003.

SUBACCOUNT UEOE8 (INVESTING IN SHARES OF EVERGREEN VA OMEGA FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                29

SUBACCOUNT UESE8 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.53
Number of accumulation units outstanding at end of period (000 omitted)                                                10


SUBACCOUNT UESM8 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL VALUES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                54


SUBACCOUNT UEST8 (INVESTING IN SHARES OF EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                60

SUBACCOUNT UFCO8 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                               205

SUBACCOUNT UFGR8 (INVESTING IN SHARES OF FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                 5

--------------------------------------------------------------------------------
17   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2003

SUBACCOUNT UFMC8 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.38
Number of accumulation units outstanding at end of period (000 omitted)                                               143

SUBACCOUNT UVAS8 (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                                50

SUBACCOUNT UMSS8 (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                               349

SUBACCOUNT UINT8 (INVESTING IN SHARES OF FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                44

SUBACCOUNT UNDS8 (INVESTING IN SHARES OF MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.33
Number of accumulation units outstanding at end of period (000 omitted)                                                --

SUBACCOUNT UTRS8 (INVESTING IN SHARES OF MFS(R) TOTAL RETURN SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                               240

SUBACCOUNT USUT8 (INVESTING IN SHARES OF MFS(R) UTILITIES SERIES - SERVICE CLASS) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                12

SUBACCOUNT UOCA8 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                59

SUBACCOUNT UOGS8 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                 4

SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                29

SUBACCOUNT USTB8 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               141

SUBACCOUNT UGIN8 (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.29
Number of accumulation units outstanding at end of period (000 omitted)                                                --

SUBACCOUNT UHSC8 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                10

SUBACCOUNT UIGR8 (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                41

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18   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2003

SUBACCOUNT UVCP8 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                25

SUBACCOUNT UVGI8 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.29
Number of accumulation units outstanding at end of period (000 omitted)                                                 3


SUBACCOUNT UVRE8 (INVESTING IN SHARES OF VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO CLASS I SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.42
Number of accumulation units outstanding at end of period (000 omitted)                                                12


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus.


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19   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

This contract is a "private label" variable annuity. This means that the funds available under the contract include funds sponsored by the distributor (or an affiliate of the distributor). The distributor chooses these funds for us subject to our approval. Purchase payments and contract values invested in Evergreen Variable Annuity Trust - Class 2 Funds are generally more profitable for the distributor and its affiliates than investments in the other funds available under the contract. In contrast, purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select that are not affiliated with Evergreen Variable Annuity Trust - Class 2 Funds generally are more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.

All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


--------------------------------------------------------------------------------
20   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
AXP(R) Variable Portfolio -      Maximum current income consistent with liquidity    American Express Financial
Cash Management Fund             and stability of principal. Invests primarily in    Corporation (AEFC)
                                 money market instruments, such as marketable debt
                                 obligations issued by the U.S. government or its
                                 agencies, bank certificates of deposit, bankers'
                                 acceptances, letters of credit, and commercial
                                 paper, including asset-backed commercial paper.

AXP(R) Variable Portfolio -      High level of current income while attempting to    AEFC
Diversified Bond Fund            conserve the value of the investment and
                                 continuing a high level of income for the longest
                                 period of time. Under normal market conditions,
                                 the Fund invests at least 80% of its net assets
                                 in bonds and other debt obligations.

AXP(R) Variable Portfolio -      High level of current income and, as a secondary    AEFC
Diversified Equity Income Fund   goal, steady growth of capital. Under normal
                                 market conditions, the Fund invests at least 80%
                                 of its net assets in dividend-paying common and
                                 preferred stocks.

AXP(R) Variable Portfolio -      Growth of capital. Under normal market              AEFC
Equity Select Fund               conditions, the Fund invests at least 80% of its
                                 net assets in equity securities of medium-sized
                                 companies.

AXP(R) Variable Portfolio -      Long-term growth of capital. Invests primarily in   AEFC
New Dimensions Fund(R)           common stocks showing potential for significant
                                 growth.

AXP(R) Variable Portfolio -      Long-term capital appreciation. Non-diversified     AEFC, adviser; Goldman Sachs
Partners Small Cap Value Fund    mutual fund that invests primarily in equity        Asset Management, L.P., Royce &
                                 securities. Under normal market conditions, at      Associates, LLC, Donald Smith &
                                 least 80% of its net assets will be invested in     Co., Inc., Franklin Portfolio
                                 companies with market capitalization of less than   Associates LLC and Barrow,
                                 $2 billion, which also includes micro               Hanley, Mewhinney & Strauss,
                                 capitalization companies with market                Inc., subadvisers.
                                 capitalization of less than $400 million, at the
                                 time of investment.

AXP(R) Variable Portfolio -      A high level of current income and safety of        AEFC
Short Duration U.S. Government   principal consistent with an investment in U.S.
Fund                             government and government agency securities.
                                 Under normal market conditions, at least 80% of
                                 the Fund's net assets are invested in securities
                                 issued or guaranteed as to principal and interest
                                 by the U.S. government, its agencies or
                                 instrumentalities.

AIM V.I. Basic Value Fund,       Long-term growth of capital. Invests at least 65%   A I M Advisors, Inc.
Series II Shares                 of its total assets in equity securities of U.S.
                                 issuers that have market capitalizations of
                                 greater than $500 million and are believed to be
                                 undervalued in relation to long-term earning
                                 power or other factors. The fund may invest 25%
                                 of its assets in foreign securities.


--------------------------------------------------------------------------------
21   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
AIM V.I. Capital Appreciation    Growth of capital. Invests principally in common    A I M Advisors, Inc.
Fund, Series II Shares           stocks of companies likely to benefit from new or
                                 innovative products, services or processes as
                                 well as those with above-average long-term growth
                                 and excellent prospects for future  growth. The
                                 Fund may invest up to 25% of its assets in
                                 foreign securities.

AIM V.I. Capital Development     Long-term growth of capital. Invests primarily in   A I M Advisors, Inc.
Fund, Series II Shares           securities (including common stocks, convertible
                                 securities and bonds) of small- and medium-sized
                                 companies. The Fund may invest up to 25% of its
                                 assets in foreign securities.

AllianceBernstein VP Growth      Reasonable current income and reasonable            Alliance Capital Management L.P.
and Income Portfolio (Class B)   appreciation. Invests primarily in
                                 dividend-paying common stocks of  good quality.

AllianceBernstein VP Premier     Long-term growth of capital by pursuing             Alliance Capital Management L.P.
Growth Portfolio (Class B)       aggressive investment policies. Invests primarily
                                 in equity securities of a limited number of
                                 large, carefully selected, high-quality U.S.
                                 companies that are judged likely to achieve
                                 superior earnings growth.

AllianceBernstein VP             Growth of capital. Current income is only an        Alliance Capital Management L.P.
Technology Portfolio (Class B)   incidental consideration. Invests primarily in
                                 securities of companies expected to benefit from
                                 technological advances and improvements.

Evergreen VA Core Bond Fund -    The Fund seeks to maximize total return through a   Evergreen Investment Management
Class 2                          combination of current income and capital growth.   Company, LLC
                                 The Fund invests primarily in U.S. dollar
                                 denominated investment grade debt securities
                                 issued or guaranteed by the U.S. Treasury or by
                                 an agency or instrumentality of the U.S.
                                 Government, corporate bonds, mortgage-backed
                                 securities, asset-backed securities, and other
                                 income producing securities.

Evergreen VA Foundation Fund -   Capital growth and current income. The Fund seeks   Evergreen Investment Management
Class 2                          to achieve its goal by investing in a combination   Company, LLC
                                 of equity and debt securities. Under normal
                                 conditions, the Fund will invest at least 25% of
                                 its assets in debt securities and the remainder
                                 in equity securities.

Evergreen VA Fund -  Class 2     Long-term capital growth. The Fund seeks to         Evergreen Investment Management
                                 achieve its goal by investing primarily in common   Company, LLC
                                 stocks of large U.S. companies, whose market
                                 capitalizations at time of purchase falls within
                                 the range tracked by the Russell 1000(R) Index.


--------------------------------------------------------------------------------
22   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
Evergreen VA Growth and Income   Capital growth in the value of its shares and       Evergreen Investment Management
Fund - Class 2                   current income. Invests in primarily common         Company, LLC
                                 stocks of medium- and large-sized U.S. companies
                                 whose market capitalizations at time of purchase
                                 fall within the range tracked by the  Russell
                                 1000(R) Index.

Evergreen VA Growth  Fund -      Long-term capital growth. The Fund seeks to         Evergreen Investment Management
Class 2                          achieve its goal by investing at least 75% of its   Company, LLC
                                 assets in common stocks of small- and
                                 medium-sized companies whose market
                                 capitalizations at time of purchase falls within
                                 the range of those tracked by the Russell 2000(R)
                                 Growth Index.

Evergreen VA High Income Fund    High level of current income, with capital growth   Evergreen Investment Management
- Class 2                        as secondary objective. The Fund seeks to achieve   Company, LLC
                                 its goal by investing primarily in both low-rated
                                 and high-rated fixed-income securities, including
                                 debt securities, convertible securities, and
                                 preferred stocks that are consistent with its
                                 primary investment objective of high current
                                 income.

Evergreen VA International       Long-term capital growth, with modest income as a   Evergreen Investment Management
Equity Fund - Class 2            secondary objective. The Fund seeks to achieve      Company, LLC
                                 its goal by investing primarily in equity
                                 securities issued by established, quality
                                 non-U.S. companies located in countries with
                                 developed markets and may purchase securities
                                 across all market capitalizations. The Fund may
                                 also invest in emerging markets.

Evergreen VA Omega  Fund -       Long-term capital growth. Invests primarily in      Evergreen Investment Management
Class 2                          common  stocks and securities convertible into      Company, LLC
                                 common stocks of  U.S. companies across all
                                 market capitalizations.

Evergreen VA Special Equity      Capital growth. The Fund seeks to achieve its       Evergreen Investment Management
Fund - Class 2                   goal by  investing at least 80% of its assets in    Company, LLC
                                 common stocks of  small U.S. companies whose
                                 market capitalizations at time  of purchase fall
                                 within a range tracked by the  Russell 2000(R)
                                 Index.

Evergreen VA Special Values      Capital growth in the value of its shares. The      Evergreen Investment Management
Fund - Class 2                   Fund seeks to achieve its goal by investing at      Company, LLC
                                 least 80% of its assets in common stocks of small
                                 U.S. companies whose market capitalizations at
                                 the time of purchase fall within the range
                                 tracked by the Russell 2000(R) Index.

Evergreen VA Strategic Income    High current income from interest on debt           Evergreen Investment Management
Fund - Class 2                   securities with a secondary objective of            Company, LLC
                                 potential for growth of capital in selecting
                                 securities. The Fund seeks to achieve its goal by
                                 investing primarily in domestic high-yield,
                                 high-risk "junk" bonds and other debt securities
                                 (which may be denominated in U.S. dollars or in
                                 non-U.S. currencies) of foreign governments and
                                 foreign corporations.


--------------------------------------------------------------------------------
23   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISER
Fidelity(R) VIP Contrafund(R)    Seeks long-term capital appreciation. Normally      Fidelity Management & Research
Portfolio Service Class 2        invests primarily in common stocks. Invests in      Company (FMR), investment
                                 securities of companies whose value it believes     manager; FMR U.K. and FMR Far
                                 is not fully recognized by the public. Invests in   East, sub-investment advisers.
                                 either "growth" stocks or "value" stocks or
                                 both.  The fund invests in domestic and foreign
                                 issuers.

Fidelity(R) VIP Growth           Seeks to achieve capital appreciation. Normally     FMR, investment manager; FMR
Portfolio Service Class 2        invests primarily in common stocks. Invests in      U.K., FMR Far East,
                                 companies that it believes have above-average       sub-investment advisers.
                                 growth potential (stocks of these companies are
                                 often called "growth" stocks). The Fund invests
                                 in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap          Seeks long-term growth of capital. Normally         FMR, investment manager; FMR
Portfolio Service Class 2        invests primarily in common stocks. Normally        U.K., FMR Far East,
                                 invests at least 80% of assets in securities of     sub-investment advisers.
                                 companies with medium market capitalizations. May
                                 invest in companies with smaller or larger market
                                 capitalizations. Invests in domestic and foreign
                                 issuers.  The Fund invests in growth or value
                                 common stocks.

FTVIPT Franklin Small Cap        Seeks long-term total return. The Fund normally     Franklin Advisory Services, LLC
Value Securities Fund - Class 2  invests at least 80% of its net assets in investments of small capitalization companies.
                                 For this Fund, small-cap companies are those with
                                 market cap values not exceeding $2.5 billion, at
                                 the time of purchase. The Fund invests in small
                                 companies that the Fund's manager believes are
                                 undervalued.

FTVIPT Mutual Shares             Seeks capital appreciation, with income as a        Franklin Mutual Advisers, LLC
Securities Fund - Class 2        secondary goal. The Fund normally invests mainly
                                 in U.S. equity securities that the Fund's manager
                                 believes are available at market prices less than
                                 their value based on certain recognized or
                                 objective criteria, including undervalued stocks,
                                 merger/risk arbitrage securities and distressed
                                 companies.

FTVIPT Templeton Foreign         Seeks long-term capital growth. The Fund normally   Templeton Investment Counsel, LLC
Securities Fund - Class 2        invests at least 80% of its net assets in
                                 investments of issuers located outside the U.S.,
                                 including those in emerging markets.

MFS(R) New Discovery Series -    Capital appreciation. Invests in at least 65% of    MFS Investment Management(R)
Service Class                    its net assets in equity securities of emerging
                                 growth companies.

MFS(R) Total Return Series -     Above-average income consistent with the prudent    MFS Investment Management(R)
Service Class                    employment of capital, with growth of capital and
                                 income as a secondary objective. Invests
                                 primarily in a combination of equity and fixed
                                 income securities.

MFS(R) Utilities Series -        Capital growth and current income. Invests          MFS Investment Management(R)
Service Class                    primarily in equity and debt securities of
                                 domestic and foreign companies in the utilities
                                 industry.

Oppenheimer Capital              Capital appreciation. Invests in securities of      OppenheimerFunds, Inc.
Appreciation Fund/VA, Service    well-known, established companies.
Shares


--------------------------------------------------------------------------------
24   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                        INVESTMENT OBJECTIVES AND POLICIES                   INVESTMENT ADVISER
Oppenheimer Global Securities    Long-term capital appreciation. Invests mainly in    OppenheimerFunds, Inc.
Fund/VA,  Service Shares         common stocks of U.S. and foreign issuers that are
                                 "growth-type" companies, cyclical industries and
                                 special situations that are considered to have
                                 appreciation possibilities.

Oppenheimer Main Street Small    Seeks capital appreciation. Invests mainly in        OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares      common stocks of small-capitalization U.S.
                                 companies that the fund's investment manager
                                 believes have favorable business trends or
                                 prospects.

Oppenheimer Strategic Bond       High level of current income principally derived     OppenheimerFunds, Inc.
Fund/VA,  Service Shares         from interest on debt securities. Invests mainly
                                 in three market sectors:  debt securities of
                                 foreign governments and companies,  U.S.
                                 government securities and lower-rated high yield
                                 securities of U.S. and foreign companies.

Putnam VT Growth and Income      Capital growth and current income. The fund          Putnam Investment Management,
Fund -  Class IB Shares          pursues its goal by investing mainly in common       LLC
                                 stocks of U.S. companies with a focus on value
                                 stocks that offer the potential for capital
                                 growth, current income or both.

Putnam VT Health Sciences Fund   Capital appreciation. The fund pursues its goal by   Putnam Investment Management,
- Class IB Shares                investing mainly in growth stocks of companies in    LLC
                                 the health sciences industries. Under normal
                                 circumstances, the fund invests at least 80% of
                                 its net assets in securities of (a) companies that
                                 derive at least 50% of their assets, revenues or
                                 profits from the pharmaceutical, health care
                                 services, applied research and development and
                                 medical equipment and supplies industries, or (b)
                                 companies we think have the potential for growth
                                 as a result of their particular products,
                                 technology, patents or other market advantages in
                                 the health sciences industries.

Putnam VT International Equity   Capital appreciation. The fund pursues its goal by   Putnam Investment Management,
Fund -  Class IB Shares          investing mainly in common stocks of companies       LLC
                                 outside the  United States that Putnam Management
                                 believes have favorable investment potential.
                                 Under normal circumstances, the fund invests at
                                 least 80% of the fund's net assets in  equity
                                 investments.

Van Kampen Life Investment                                                            Van Kampen Asset Management
Trust Comstock Portfolio Class
II Shares

Van Kampen Life Investment       Long-term growth of capital and income. The          Van Kampen Asset Management
Trust Growth and Income          portfolio seeks to achieve its investment
Portfolio  Class II Shares       objective by investing primarily in income
                                 producing equity securities, including common
                                 stocks and convertible securities, and
                                 non-convertible preferred stocks and debt
                                 securities.

Van Kampen UIF U.S. Real         Above average current income and long-term capital   Morgan Stanley Investment
Estate Portfolio Class I Shares  appreciation. Invests primarily in equity            Management Inc., doing business
                                 securities of companies in the U.S. real estate      as Van Kampen.
                                 industry, including real estate investment trusts.


--------------------------------------------------------------------------------
25   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania and Washington or any other state that does not allow investment in the GPAs.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o    Securities   issued   by  the   U.S.   government   or  its   agencies   or
     instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

--------------------------------------------------------------------------------
26   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following tables:



                      IF YOUR GPA RATE IS:                 THE MVA IS:
                  Less than the new GPA rate + 0.10%         Negative
                  Equal to the new GPA rate + 0.10%          Zero
                  Greater than the new GPA rate + 0.10%      Positive

GENERAL EXAMPLES


As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

  EARLY WITHDRAWAL AMOUNT X [(     1 + i      )(TO THE POWER OF n/12) - 1] = MVA
                               ---------------
                                 1 + j + .001

  Where      i = rate earned in the GPA from which amounts are being
                 transferred or withdrawn.

             j = current rate for a new Guaranteed Period equal to the
                 remaining term in the current Guarantee Period.

             n = number of months remaining in the current Guarantee Period
                 (rounded up).


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27   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

o We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(         1.030         ) (TO THE POWER OF 84/12) - 1] = -$39.84
               --------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030          ) (TO THE POWER OF 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.


The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

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28   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT


Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available):


o GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

o    how you want to make purchase payments;

o    the optional MAV death benefit(2);

o    the optional EDB(2);

o    the optional GMIB - MAV rider(3);

o    the optional GMIB - 6% Rising Floor rider(3);

o    the optional PCR(3);

o    the optional Benefit Protector Death Benefit(4);

o    the optional Benefit Protector Plus Death Benefit(4);

o    the length of the withdrawal charge schedule (5 or 7 years)(5); and

o    a beneficiary.


(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania,or Washington and may not be available in other states.


(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. Available if the annuitant is 75 or younger at contract issue. Not available with ROP death benefit. May not be available in all states.

(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(5) The five-year withdrawal charge schedule may not be available in all states.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:


For contracts with            No restrictions on the amount of purchase
applications signed prior     payments allocated to the GPAs or the one-year
to June 16, 2003:             fixed account (if available).

For contracts with            The amount of any purchase payment allocated to
applications signed on or     the GPAs and the one-year fixed account in total
after June 16 through Dec.    cannot exceed 30% of the purchase payment.   This
4, 2003:                      30% limit will not apply if you establish a
                              dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

For contracts with            In certain states where we offer GPAs that do not
applications signed on  or    require payment of a statutory minimum guaranteed
after Dec. 5, 2003:           interest rate, the amount of any purchase payment
                              allocated to one-year fixed account cannot exceed
                              30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your sales representative to see if these restrictions apply in your state. In all other states, the amount ofany purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We reserve the right to further limit purchase payment allocations to the fixed account and/or
                              GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. In all states, the 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

There are no restrictions on allocations of purchase payments to the subaccounts.


--------------------------------------------------------------------------------
29   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If your application is complete, we will process it and apply your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o    no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:


o    on or after the date the annuitant reaches age 59 1/2;

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distribution by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

For contracts issued in Alabama and Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

     If paying by SIP:

         $50 initial payment.

         $50 for additional payments.

     If paying by any other method:

         $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.

         $2,000 initial payment for contracts issued in all other states.

         $100 for additional payments.


MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*


         $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


--------------------------------------------------------------------------------
30   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS


You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")


We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

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31   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                                       QUALIFIED               NONQUALIFIED
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                                                  ANNUITIES                 ANNUITIES
 ROP death benefit                                                                       0.85%                      1.10%
 MAV death benefit(1),(2)                                                                1.05                       1.30
 EDB(1)                                                                                  1.15                       1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP death benefit                                                                       1.15                       1.40
 MAV death benefit(1),(2)                                                                1.35                       1.60
 EDB(1)                                                                                  1.45                       1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

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32   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIBterminates.

We calculate the fee as follows:

            GMIB - MAV                      0.55% x (CV + ST - FAV)

            GMIB - 6% RISING FLOOR          0.75% x (CV + ST - FAV)

       CV = contract value on the contract anniversary

       ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

      FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

o You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

o On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

o On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

o    The GMIB fee for:

            GMIB - MAV is 0.55%; and

            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

     Contract value on the contract anniversary:                                 $73,250

     plus transfers from the subaccounts to the one-year fixed account
     in the six months before the contract anniversary:                          +15,000

     minus the value of the one-year fixed account on the contract anniversary:  -15,250
                                                                                  ------
                                                                                 $73,000

The fee charged to you:

     GMIB - MAV                      (0.55% x $73,000) =                         $401.50

     GMIB - 6% RISING FLOOR          (0.75% x $73,000) =                         $547.50


PERFORMANCE CREDIT RIDER (PCR) FEE


We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

--------------------------------------------------------------------------------
33   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.


3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.


4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

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34   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
      PPW  = XSF +  -------------------------------   X  (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

               SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                          FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


(1) The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


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35   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:


o The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and


o    We received these payments


     -- $10,000 Jan. 1, 2004;

     -- $8,000 Feb. 28, 2011;

     -- $6,000 Feb. 20, 2012; and

o You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

o    The prior anniversary Jan. 1, 2013 contract value was $38,488.


WITHDRAWAL CHARGE       EXPLANATION

        $ 0 $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and


          0 $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and

          0 $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and

        560 $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and

        420             $6,000 Feb. 20, 2012 purchase payment is in its third
      -----             year from receipt withdrawn with a 7% withdrawal charge.
       $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL CHARGE       EXPLANATION

        $ 0 $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and


          0 $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and

          0 $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and

        320 $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and

        360             $6,000 Feb. 20, 2012 purchase payment is in its third
       ----             year from receipt withdrawn with a 6% withdrawal charge.
       $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;

o    withdrawals  of  amounts   totaling  up  to  10%  of  your  prior  contract
     anniversary's contract value to the extent it exceeds contract earnings;


o required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;


o contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o    amounts we refund to you during the free look period;* and

o    death benefits.*

*    However, we will reverse certain purchase payment credits up to the maximum
     withdrawal   charge.   (See  "Buying  Your  Contract  --  Purchase  Payment
     Credits.")

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36   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o    plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge;

o    minus any prorated portion of the GMIB - MAV fee (if applicable);

o    minus any prorated portion of the GMIB - 6% Rising Floor (if applicable);

o    minus any prorated portion of the PCR fee (if applicable);

o    minus any prorated  portion of the Benefit  Protector fee (if  applicable);
     and

o    minus  any  prorated  portion  of  the  Benefit   Protector  Plus  fee  (if
     applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate Accumulation unit value at end of periods:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current Accumulation unit value at end of period.

ACCUMULATION UNIT VALUE AT END OF PERIOD: the current Accumulation unit value at end of period for each subaccount equals the last value times the subaccount's current net investment factor.

--------------------------------------------------------------------------------
37   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the Accumulation unit value at end of period may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;


and a deduction of:


o    partial withdrawals;

o    withdrawal charges;

o    a prorated portion of the contract administrative charge;

o    a prorated portion of the GMIB - MAV fee (if applicable);

o    a prorated portion of the GMIB - 6% Rising Floor fee (if applicable);

o    a prorated portion of the PCR fee (if applicable);

o    a prorated portion of the Benefit Protector fee (if applicable); and/or

o    a prorated portion of the Benefit Protector Plus fee (if applicable).

Accumulation unit value at end of periods will fluctuate due to:

o    changes in funds' net asset value;

o    dividends distributed to the subaccounts;

o    capital gains or losses of funds;

o    fund operating expenses; and/or

o mortality and expense risk fee and the variable account administrative charge.

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38   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in Accumulation unit value at end of periods caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                   NUMBER
                                                                  AMOUNT               ACCUMULATION               OF UNITS
                                            MONTH                INVESTED               UNIT VALUE                PURCHASED
By investing an equal number
of dollars each month ...                   Jan                    $100                    $20                       5.00

                                            Feb                     100                     18                       5.56

                                            Mar                     100                     17                       5.88
you automatically buy
more units when the
per unit market price iS low ...     ---->  Apr                     100                     15                       6.67

                                            May                     100                     16                       6.25

                                            Jun                     100                     18                       5.56

                                            Jul                     100                     17                       5.88
and fewer units
when the per unit                           Aug                     100                     19                       5.26
market price is
high.                                ---->  Sept                    100                     21                       4.76

                                            Oct                     100                     20                       5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

--------------------------------------------------------------------------------
39   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

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40   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to a MVA if done more than 30 days before the end of the Guarantee Period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic asset rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S. mail;

o    not  accepting   hand-delivered  transfer  requests  or  requests  made  by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o    not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

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41   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the fixed account if the interest rate we are then crediting to the fixed account is equal to the minimum interest rate stated in the contract.


o You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

     FOR CONTRACTS WITH APPLICATIONS  It is our general policy to allow you to
     SIGNED PRIOR TO JUNE 16, 2003:   transfer contract values from the one-year
                                      fixed account to the subaccounts or the
                                      GPAs once a year on or within 30 days
                                      before or after the contract anniversary
                                      (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
                                      Currently, we have removed this
                                      restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

     FOR CONTRACTS WITH APPLICATIONS  You may transfer contract values from the
     SIGNED ON  OR AFTER JUNE 16      one-year fixed account to the subaccounts
     THROUGH DEC. 4, 2003:            or GPAs once a year on or within 30 days
                                      before or after the contract anniversary
                                      (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value.
                                      Total transfers out of the GPAs and
                                      one-year fixed account in any contract
                                      year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or $10,000, whichever is greater.

     FOR CONTRACTS WITH APPLICATIONS  You may transfer contract values from the
     SIGNED ON OR AFTER DEC. 5,       one-year fixed account to the subaccounts
     2003:                            or GPAs once a year on or within 30 days
                                      before or after the contract anniversary
                                      (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. We reserve the right to further limit transfers to the fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any contract year are limited to 30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.

     Transfers from the one-year fixed account are not subject to an MVA.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.


o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.


o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.


o    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

--------------------------------------------------------------------------------
42   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your sales representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

     For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000


We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

--------------------------------------------------------------------------------
43   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

o    payable to you;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     --   the NYSE is closed, except for normal holiday and weekend closings;

     --   trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     --   you are at least age 59 1/2;

     --   you are disabled as defined in the Code;

     --   you severed  employment  with the employer who purchased the contract;
          or

     --   the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

--------------------------------------------------------------------------------
44   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon change of ownership of your annuity contract. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

o    Return of Purchase Payments death benefit (ROP);

o    Maximum Anniversary Value death benefit (MAV); and

o    Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect the MAV death benefit or the EDB. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

   ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT  =  PW X DB
                                                                     -------
                                                                        CV

      PW = the partial withdrawal including any applicable MVA or withdrawal charge.
      DB = the death benefit on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


o    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o    On Jan. 1, 2005 you make an additional purchase payment of $5,000.

o On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

o    On March 1, 2006 the contract value grows to $23,000.

     We calculate the ROP benefit on March 1, 2006 as follows:


         Contract value at death:                                                $23,000.00
                                                                                 ==========
         Purchase payments minus adjusted partial withdrawals:

              Total purchase payments:                                           $25,000.00
              minus adjusted partial withdrawals calculated as:


              $1,500 x $25,000  =                                                 -1,704.55
              ----------------                                                     --------
                   $22,000


              for a death benefit of:                                            $23,295.45
                                                                                 ==========
              ROP death benefit, calculated as the greatest of these two values: $23,295.45

--------------------------------------------------------------------------------
45   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


o    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

o On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

o On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate the MAV death benefit on March 1, 2005 as follows:

         Contract value at death:                                                $20,500.00
                                                                                 ==========
         Purchase payments minus adjusted partial withdrawals:
              Total purchase payments:                                           $20,000.00
              minus the death benefit adjusted partial withdrawals,
              calculated as:

              $1,500 x $20,000  =                                                 -1,363.64
              ----------------                                                     --------
                   $22,000

              for a death benefit of:                                            $18,636.36
                                                                                 ==========

         The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:

              Greatest of your contract anniversary contract values:             $24,000.00
              plus purchase payments made since that anniversary:                     +0.00
              minus the death benefit adjusted partial withdrawals,
              calculated as:

              $1,500 x $24,000  =                                                 -1,636.36
              ----------------                                                     --------
                   $22,000

              for a death benefit of:                                            $22,363.64
                                                                                 ==========


     The MAV death benefit, calculated as the greatest of these  three values:   $22,363.64


--------------------------------------------------------------------------------
46   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with the EDB. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must select either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.   the 5% rising floor.


5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o    the amounts allocated to the subaccounts at issue increased by 5%,

o    plus any subsequent amounts allocated to the subaccounts,

o    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.


   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  PWT X VAF
                                                                 ---------
                                                                    SV

        PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge for contract Option L) from the subaccounts.
        VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.
         SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE


o You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.

o On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.

o On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     The death benefit on March 1, 2005 is calculated as follows:


         Contract value at death:                                                 $22,800.00
                                                                                  ==========

         Purchase payments minus adjusted partial withdrawals:

              Total purchase payments:                                            $25,000.00

              minus adjusted partial withdrawals, calculated as:

              $1,500 x $25,000  =                                                  -1,543.21
              ----------------                                                      --------
                   $24,300

              for a return of purchase payment death benefit of:                  $23,456.79
                                                                                  ==========

--------------------------------------------------------------------------------
47   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:

              The MAV on the immediately preceding anniversary:                   $25,000.00
              plus purchase payments made since that anniversary:                      +0.00
              minus adjusted partial withdrawals made since that
              anniversary, calculated as:

              $1,500 x $25,000  =                                                  -1,543.21
              ----------------                                                      --------
                  $24,300

              for a MAV death benefit of:                                         $23,456.79
                                                                                  ==========

     The 5% rising floor:


              The variable account floor on Jan. 1, 2004,
              calculated as: 1.05 x $20,000 =                                     $21,000.00


              plus amounts allocated to the subaccounts since that anniversary:        +0.00
              minus the 5% rising floor adjusted partial withdrawal
              from the subaccounts, calculated as:

              $1,500 x $21,000  =                                                 -$1,657.89
              ----------------                                                     ---------
                    $19,000

              variable account floor benefit:                                     $19,342.11
              plus the one-year fixed account value:                               +5,300.00

              5% rising floor (value of the GPAs, one-year fixed account

              and the variable account floor):                                    $24,642.11
                                                                                  ==========


     EDB, calculated as the greatest of these three values:                       $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

--------------------------------------------------------------------------------
48   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. The GMIB and the Benefit Protector Plus riders (see "Optional Benefits"), if selected, will terminate. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after we receive proof of death; and

     o    payouts begin no later than one year following the year of your death;
          and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

o    you must hold the GMIB for 7 years,

o    the  GMIB  rider   terminates*  on  the  contract   anniversary  after  the
     annuitant's 86th birthday,

o you can only exercise the GMIB within 30 days after a contract anniversary, and

o    there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.


The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.


In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider to the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

o    GMIB - Maximum Anniversary Value (MAV); or

o    GMIB - 6% Rising Floor.

--------------------------------------------------------------------------------
49   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB
- MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

     PMT X CVG
     ---------
        ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

      CVG = current contract value at the time you exercise the GMIB - MAV.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

o you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

     -- Plan A - Life Annuity - no refund

     -- Plan B - Life Annuity with ten years certain

     -- Plan D - Joint and last survivor life annuity - no refund

o    You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

  P SUB (t-1) (1 + i) =  P SUB (t)
  -------------------
      1.05

      P SUB (t-1)  = prior annuity payout
      P SUB (t)    = current annuity payout
      i            = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

--------------------------------------------------------------------------------
50   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.


TERMINATING THE GMIB - MAV:

o You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

o You may terminate the GMIB - MAV any time after the seventh rider anniversary.

o    The GMIB - MAV will terminate on the date:

     --   you make a full withdrawal from the contract;

     --   a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE


o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


o    There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                            GMIB
ANNIVERSARY                                       CONTRACT VALUE      PURCHASE PAYMENTS          MAV            BENEFIT BASE
  1                                                 $107,000             $101,000            $107,000
  2                                                  125,000              101,000             125,000
  3                                                  132,000              101,000             132,000
  4                                                  150,000              101,000             150,000
  5                                                   85,000              101,000             150,000
  6                                                  120,000              101,000             150,000
  7                                                  138,000              101,000             150,000             $150,000
  8                                                  152,000              101,000             152,000              152,000
  9                                                  139,000              101,000             152,000              152,000
 10                                                  126,000              101,000             152,000              152,000
 11                                                  138,000              101,000             152,000              152,000
 12                                                  147,000              101,000             152,000              152,000
 13                                                  163,000              101,000             163,000              163,000
 14                                                  159,000              101,000             163,000              163,000
 15                                                  215,000              101,000             215,000              215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

--------------------------------------------------------------------------------
51   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                                         MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                         PLAN A -             PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                          GMIB                     LIFE ANNUITY --     LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE                      BENEFIT BASE                    NO REFUND        TEN YEARS CERTAIN         ANNUITY -- NO REFUND
 10                         $152,000 (MAV)                      $  784.32             $  763.04                   $627.76
 15                          215,000 (Contract Value = MAV)      1,268.50              1,210.45                    982.55


The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:


CONTRACT                                                         PLAN A -             PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                                                   LIFE ANNUITY --     LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE                     CONTRACT VALUE                   NO REFUND        TEN YEARS CERTAIN         ANNUITY -- NO REFUND
 10                                $126,000                     $  650.16             $  632.52                   $520.38
 15                                 215,000                      1,268.50              1,210.45                    982.55


In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.   the 6% variable account rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

o    the initial purchase payments allocated to the subaccounts increased by 6%,

o    plus any subsequent amounts allocated to the subaccounts, and

o    minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

o    subtract each payment adjusted for market value from the contract value.

o subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

--------------------------------------------------------------------------------
52   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

      PMT X CVG
      ---------
         ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
      CVG = current contract value at the time you exercise the GMIB.
      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

   PMT X (1.06) (TO THE POWER OF CY)

      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

o you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

o the annuitant must be between 50 and 86 years old on the date the rider is exercised.

o you can only take an annuity payout under one of the following annuity payout plans:

     -- Plan A - Life Annuity - no refund

     -- Plan B - Life Annuity with ten years certain

     -- Plan D - Joint and last survivor life annuity - no refund

o    You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

  P SUB(t-1) (1 + i) =  P SUB (t)
  ------------------
         1.05

      P SUB(t-1) = prior annuity payout
      P SUB (t)  = current annuity payout
      i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
53   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE GMIB - 6% RISING FLOOR:

o You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

o You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

o    The GMIB - 6% Rising Floor will terminate on the date:

     --   you make a full withdrawal from the contract;

     --   a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

o The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE


o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.


o    There are no additional purchase payments and no partial withdrawals.

o Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                            GMIB
ANNIVERSARY                                       CONTRACT VALUE      PURCHASE PAYMENTS    6% RISING FLOOR      BENEFIT BASE
  1                                                 $107,000             $100,000            $106,000
  2                                                  125,000              100,000             112,360
  3                                                  132,000              100,000             119,102
  4                                                  150,000              100,000             126,248
  5                                                   85,000              100,000             133,823
  6                                                  120,000              100,000             141,852
  7                                                  138,000              100,000             150,363             $150,363
  8                                                  152,000              100,000             159,388              159,388
  9                                                  139,000              100,000             168,948              168,948
 10                                                  126,000              100,000             179,085              179,085
 11                                                  138,000              100,000             189,830              189,830
 12                                                  147,000              100,000             201,220              201,220
 13                                                  215,000              100,000             213,293              215,000
 14                                                  234,000              100,000             226,090              234,000
 15                                                  240,000              100,000             239,655              240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:


                                                                                       MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                         PLAN A -             PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                          GMIB                     LIFE ANNUITY --     LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE                      BENEFIT BASE                    NO REFUND        TEN YEARS CERTAIN         ANNUITY -- NO REFUND
 10                         $179,085 (6% Rising Floor)          $  872.14             $  850.65                 $  691.27
 15                          240,000 (Contract Value)            1,346.40              1,286.40                  1,034.40


--------------------------------------------------------------------------------
54   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                         PLAN A -             PLAN B -               PLAN D - JOINT AND
ANNIVERSARY                        CONTRACT                   LIFE ANNUITY --     LIFE ANNUITY WITH          LAST SURVIVOR LIFE
AT EXERCISE                          VALUE                       NO REFUND        TEN YEARS CERTAIN         ANNUITY -- NO REFUND
 10                                $126,000                     $  650.16             $  632.52                 $  520.38
 15                                 240,000                      1,416.00              1,351.20                  1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  PW X TV
                                                 -------
                                                   CV

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      TV = the target value on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.

--------------------------------------------------------------------------------
55   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

   5% X (PP - PCRPW - PP5)

            PP = total purchase payments and purchase payment credits.
         PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix.
           PP5 = purchase payments and purchase payment credits made in the prior five years.
                 We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

                 We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

o You may terminate the PCR within 30 days following the first rider anniversary.

o You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

o    The PCR will terminate on the date:

     --   you make a full withdrawal from the contract,

     --   that a death benefit is payable, or

     --   you choose to begin taking annuity payouts.

EXAMPLE


o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract


o    There are no additional purchase payments and no partial withdrawals


o    On Jan. 1, 2014, the contract value is $200,000

o We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)10 = $101,000 x 2.00423 = $202,427.


     Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

     5% x (PP - TVPW - PP5) = 1.05 x ($101,000 - 0 - 0) = $5,050.


     After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

o On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

o If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.


--------------------------------------------------------------------------------
56   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


o    the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or


o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

o    You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


o You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


     MAV death benefit (contract value):                                        $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
         previously withdrawn):

         0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                                --------

     Total death benefit of:                                                    $114,000


o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


     MAV death benefit (MAV):                                                   $110,000
     plus the Benefit Protector benefit (40% of earnings at death):

         0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000

--------------------------------------------------------------------------------
57   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

o On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


     MAV death benefit (MAV adjusted for partial withdrawals):                   $57,619
     plus the Benefit Protector benefit (40% of earnings at death):

         0.40 x ($57,619 - $55,000) =                                             +1,048
                                                                                --------
     Total death benefit of:                                                     $58,667


o On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

o    On Jan.  1,  2013 the  contract  value  grows  to a new  high of  $200,000.
     Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:


     MAV death benefit (contract value):                                        $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)                    +55,000
                                                                                --------
     Total death benefit of:                                                    $255,000


o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now
     $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:


     MAV death benefit (contract value less any purchase payment credits
     added in the last 12 months):                                              $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)                    +55,000
                                                                                --------
     Total death benefit of:                                                    $304,500


o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:


     MAV death benefit (contract value):                                        $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
         previously withdrawn that are one or more years old)
         0.40 x ($250,000 - $105,000) =                                          +58,000
                                                                                --------
     Total death benefit of:                                                    $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

--------------------------------------------------------------------------------
58   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


o    the benefits payable under the Benefit Protector described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                                  0%                                                  0%
 Three and Four                              10%                                               3.75%
 Five or more                                20%                                                7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


o    the applicable death benefit (see "Benefits in Case of Death"), plus:


                              IF YOU AND THE ANNUITANT ARE UNDER                IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...       OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                           Zero                                              Zero
Two                           40% X earnings at death (see above)               15% X earnings at death
Three and Four                40% X (earnings at death +                        15% X (earnings at death +
                                    25% of initial purchase payment*)                 25% of initial purchase payment*)
Five or more                  40% X (earnings at death +                        15% X (earnings at death +
                                    50% of initial purchase payment*)                 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

o    You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


o You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

o On July 1, 2003 the contract value grows to $105,000. The death benefit on July 1, 2003 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.

o On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:


         MAV death benefit (contract value):                                    $110,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death
         (MAV rider minus payments not previously withdrawn):
         0.40 x ($110,000 - $100,000) =                                           +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000

--------------------------------------------------------------------------------
59   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

o On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

         MAV death benefit (MAV):                                               $110,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
         0.40 x ($110,000 - $100,000) =                                           +4,000
         plus 10% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.10 x $100,000 =                         +10,000
                                                                                --------
     Total death benefit of:                                                    $124,000


o On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge
     (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment in its third year of the withdrawal charge schedule, so we will withdraw $39,500
     ($36,735 + $2,765 in withdrawal charges) from your contract value.
     Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
     (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


         MAV death benefit (MAV adjusted for partial withdrawals):               $57,619

         plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
         0.40 x ($57,619 - $55,000) =                                             +1,048

         plus 10% of purchase payments made within 60 days of contract
         issue and not previously withdrawn: 0.10 x $55,000 =                     +5,500
                                                                                --------
     Total death benefit of:                                                     $64,167


o    On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan.
     1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.

o    On Jan.  1,  2013 the  contract  value  grows  to a new  high of  $200,000.
     Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


         MAV death benefit (contract value):                                    $200,000
         plus the Benefit Protector Plus benefit which equals
         40% of earnings at death, up to a maximum of 100%
         of purchase payments not previously withdrawn
         that are one or more years old                                          +55,000
         plus 20% of purchase payments made within 60 days of
         contract issue and not previously withdrawn: 0.20 x $55,000             +11,000
                                                                                --------
     Total death benefit of:                                                    $266,000


o On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now
     $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:


         MAV death benefit (contract value less any purchase payment credits
         added in the last 12 months):                                          $249,500
         plus the Benefit Protector Plus benefit which equals
         40% of earnings at death, up to a maximum of
         100% of purchase payments not previously withdrawn
         that are one or more years old                                          +55,000
         plus 20% of purchase payments made within 60 days of
         contract issue and not previously withdrawn: 0.20 x $55,000 =           +11,000
                                                                                --------
     Total death benefit of:                                                    $315,500

--------------------------------------------------------------------------------
60   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

o On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:


         MAV death benefit (contract value):                                    $250,000
         plus the Benefit Protector Plus benefit which equals 40% of earnings at death
         (MAV rider minus payments not previously withdrawn):
         0.40 x ($250,000 - $105,000) =                                          +58,000
         plus 20% of purchase payments made within 60 days of contract issue
         and not previously withdrawn: 0.20 x $55,000 =                          +11,000
                                                                                --------
     Total death benefit of:                                                    $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    the annuitant's age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


--------------------------------------------------------------------------------
61   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

o in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and a designated beneficiary; or

o over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

--------------------------------------------------------------------------------
62   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

o    if it is allocable to an investment before Aug. 14, 1982.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.

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63   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is a minimum distribution required under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


o    Because of your death,

o    Because you become disabled (as defined in the Code);


o If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o If the distribution is made following severance from employment after you attain age 55 (TSAs only); or


o    To pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, EDB, GMIB, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


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64   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    make additional subaccounts investing in additional funds;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


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65   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

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66   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                                                         2003         2002        2001        2000         1999
Net investment income                                            $  372,194   $  292,067  $  271,718  $  299,759   $  322,746
Net gain (loss) on investments                                       25,105            3     (89,920)        469        6,565
Other                                                                21,318       18,906      16,245      12,248        8,338
TOTAL REVENUES                                                   $  418,617   $  310,976  $  198,043  $  312,476   $  337,649
INCOME (LOSS) BEFORE INCOME TAXES                                $   56,704   $  (52,177) $  (63,936) $   38,452   $   50,662
NET INCOME (LOSS)                                                $   37,629   $  (33,690) $  (41,728) $   24,365   $   33,987
TOTAL ASSETS                                                     $8,735,643   $8,026,730  $5,275,681  $4,652,221   $4,603,343
                                                                 ----------   ----------  ----------  ----------   ----------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.


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67   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.


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68   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.


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69   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.


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70   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.


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71   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.


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72   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


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73   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Evergreen New Solutions Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


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74   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                              p.  3

Rating Agencies                                          p.  4

Principal Underwriter                                    p.  4

Independent Auditors                                     p.  4

Condensed Financial Information (Unaudited)              p.  5


Financial Statements

--------------------------------------------------------------------------------
91   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                       PW X RP
   RPA ADJUSTED PARTIAL WITHDRAWALS  = -------
                                         CV

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      CV = the contract value on the date of (but prior to) the partial withdrawal.
     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                       PW X EPA   EPA
   EPA ADJUSTED PARTIAL WITHDRAWALS  = -------- X
                                          CV      RPA

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      CV = the contract value on the date of (but prior to) the partial withdrawal.
     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.
     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


o On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

o On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.


o    Contract values before any partial withdrawals are shown below.


o    On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

o On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.


NOTE: The shaded portion of the table indicates the five year exclusion period.


DATE                                                  TOTAL PURCHASE PAYMENTS                        CONTRACT VALUE
Jan. 1, 2004                                                $100,000                                   $100,000
Jan. 1, 2005                                                 100,000                                    110,000
Jan. 1, 2006                                                 100,000                                    115,000
Jan. 1, 2007                                                 100,000                                    120,000
Jan. 1, 2008                                                 100,000                                    115,000
Jan. 1, 2009                                                 100,000                                    120,000
Jan. 1, 2010                                                 200,000                                    225,000
Jan. 1, 2011                                                 200,000                                    230,000
Jan. 1, 2012                                                 200,000                                    235,000
Jan. 1, 2013                                                 200,000                                    230,000
Jan. 1, 2014                                                 200,000                                    235,000


--------------------------------------------------------------------------------
92   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on Jan. 1, 2007:


      RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =

      total purchase payments made prior to the partial withdrawal      $10,000 X $100,000  =  $8,333
                                                                        ------------------
      minus the RPA adjusted partial withdrawals for all previous            $120,000

      partial withdrawals = $100,000 - 0 = $100,000


For the second partial withdrawal on Jan. 1, 2012:


      RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =

      total purchase payments made prior to the partial withdrawal      $10,000 X $191,667  =  $8,156
                                                                        ------------------
      minus the RPA adjusted partial withdrawals for all previous            $235,000

      partial withdrawals = $200,000 - $8,333 = $191,667

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:


For the first partial withdrawal on Jan. 1, 2007:


      EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =

      total purchase payments made prior to the partial withdrawal      $10,000 X $100,000  x  $100,000  =  $8,156
                                                                        ------------------     --------
      AND the five-year exclusion period minus the EPA adjusted              $120,000          $100,000

      partial withdrawals for all previous partial

      withdrawals = $100,000 - 0 = $100,000


For the second partial withdrawal on Jan. 1, 2012:


      EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =

      total purchase payments made prior to the partial withdrawal      $10,000 X $91,844  x   $91,844     =  $1,873
                                                                        -----------------     --------
      AND the five-year exclusion period minus the EPA                       $235,000         $191,667

      adjusted partial withdrawals for all previous partial

      withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,156 + $1,873 = $10,029

--------------------------------------------------------------------------------
93   EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437

OSCAR #564632
-------------------
45272 G (5/04)

PROSPECTUS

APRIL 30, 2004


EVERGREEN

NEW SOLUTIONS SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE
              LIFE)
              829 AXP Financial Center
              Minneapolis, MN 55474
              Telephone: (800) 333-3437

              (Home Office)

              AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II Shares
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Evergreen Variable Annuity Trust - Class 2
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2 Goldman Sachs Variable Insurance Trust (VIT)
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares
The Universal Institutional Funds, Inc., Class II
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust


Please read the prospectuses carefully and keep them for future reference.


Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS                                                                   3
THE CONTRACT IN BRIEF                                                       5
EXPENSE SUMMARY                                                             7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                13
FINANCIAL STATEMENTS                                                       18
THE VARIABLE ACCOUNT AND THE FUNDS                                         18
GUARANTEE PERIOD ACCOUNTS (GPAs)                                           26
THE ONE-YEAR FIXED ACCOUNT                                                 27
BUYING YOUR CONTRACT                                                       28
CHARGES                                                                    31
VALUING YOUR INVESTMENT                                                    36
MAKING THE MOST OF YOUR CONTRACT                                           37
WITHDRAWALS                                                                41
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                       42
CHANGING OWNERSHIP                                                         42
BENEFITS IN CASE OF DEATH                                                  43
OPTIONAL BENEFITS                                                          45
THE ANNUITY PAYOUT PERIOD                                                  54
TAXES                                                                      57
VOTING RIGHTS                                                              60
SUBSTITUTION OF INVESTMENTS                                                60
ABOUT THE SERVICE PROVIDERS                                                61
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                      62
ADDITIONAL INFORMATION                                                     69
EXPERTS                                                                    69
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION           70
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION               86
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                       88
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                90
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                  91
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                      93
APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER              96
APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                   98
APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER          103
APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER     105

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-   Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-   Roth IRAs under Section 408A of the Code

-   Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-   Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the separate variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Internal Revenue Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 18)

- the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 26)

- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 28)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 28)


MINIMUM INITIAL PURCHASE PAYMENT
   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50 for Systematic Investment Plans (SIPs)
   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For contracts issued in Alabama, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.

For contracts issued in Massachusetts, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 39)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 41)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 42)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 43)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 45)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 54)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 57)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                        SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:



                                                       AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
                                                   YOUR DISCOUNT RATE PERCENT (%) IS:    YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                          6.00%                                 7.50%
Five-year withdrawal charge schedule                           6.15%                                 7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                          6.20%                                 6.35%
Five-year withdrawal charge schedule                           7.70%                                 7.85%


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE(1), A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
                                                         EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.00%                     0.15%                      1.15%
MAV Death Benefit                                              1.20                      0.15                       1.35
5% Accumulation Death Benefit                                  1.35                      0.15                       1.50
Enhanced Death Benefit                                         1.40                      0.15                       1.55

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.15                      0.15                       1.30
MAV Death Benefit                                              1.35                      0.15                       1.50
5% Accumulation Death Benefit                                  1.50                      0.15                       1.65
Enhanced Death Benefit                                         1.55                      0.15                       1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.20%                     0.15%                      1.35%
MAV Death Benefit                                              1.40                      0.15                       1.55
5% Accumulation Death Benefit                                  1.55                      0.15                       1.70
Enhanced Death Benefit                                         1.60                      0.15                       1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.35                      0.15                       1.50
MAV Death Benefit                                              1.55                      0.15                       1.70
5% Accumulation Death Benefit                                  1.70                      0.15                       1.85
Enhanced Death Benefit                                         1.75                      0.15                       1.90



(1) If both you and the annuitant are age 80 or older, the ROP Death Benefit will apply. If both you and the annuitant are age 79 or younger at contract issue you may select any one of the above death benefits in states where approved. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

OTHER ANNUAL EXPENSES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE(1)                                                                           $          40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE(2)                                                    0.25%*
BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE(2)                                          0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(3)                                                 MAXIMUM: 2.50%       CURRENT: 0.55%*
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE(4)                                                 MAXIMUM: 2.50%       CURRENT: 0.55%*
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE(4)                        MAXIMUM: 2.75%       CURRENT: 0.70%*
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE(4)      MAXIMUM: 3.00%       CURRENT: 0.75%*
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)



*   This fee applies only if you elect this optional feature.

(1) Some states limit any contract charge allocated to the fixed account.

(2) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.
(3) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.
(4) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                       MINIMUM                       MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements             .64%                          2.04%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                    GROSS TOTAL
                                                                        MANAGEMENT       12b-1         OTHER          ANNUAL
                                                                           FEES          FEES         EXPENSES       EXPENSES
 AXP(R) Variable Portfolio
      Capital Resource Fund                                                .64%          .13%           .08%          .85%(1)
      Cash Management Fund                                                 .51           .13            .06           .70(1)
      Diversified Bond Fund                                                .60           .13            .08           .81(1)
      Diversified Equity Income Fund                                       .53           .13            .10           .76(1)
      Emerging Markets Fund                                               1.13           .13            .78          2.04(2)
      Equity Select Fund                                                   .68           .13            .25          1.06(1)
      Growth Fund                                                          .65           .13            .21           .99(1)
      Income Opportunities Fund                                            .69           .13            .27          1.09(3)
      Large Cap Value Fund                                                 .63           .13            .43          1.19(3)
      New Dimensions Fund(R)                                               .62           .13            .07           .82(1)
      Partners Select Value Fund                                           .81           .13            .46          1.40(3)
      Partners Small Cap Value Fund                                        .99           .13            .43          1.55(1)
      S&P 500 Index Fund                                                   .29           .13            .22           .64(2)
      Short Duration U.S. Government Fund                                  .61           .13            .08           .82(1)
AIM V.I.
      AIM V.I. Capital Development Fund, Series II Shares                  .75           .25            .38          1.38(4)
AllianceBernstein Variable Products Series Fund, Inc.
      AllianceBernstein VP Growth and Income Portfolio (Class B)           .63           .25            .03           .91(5)
      AllianceBernstein VP International Value Portfolio (Class B)        1.00           .25            .49          1.74(6)
American Century(R) Variable Portfolios, Inc.
      VP Inflation Protection, Class II                                    .50           .25             --           .75(7),(8)
      VP Ultra, Class II                                                   .90           .25            .01          1.16(7)
      VP Value, Class II                                                   .85           .25             --          1.10(7)
Dreyfus
      Investment Portfolios Technology Growth Portfolio, Service
      Share Class                                                          .75           .25            .13          1.13(5)
      Variable Investment Fund International Value Portfolio, Service
      Share Class                                                         1.00           .25            .49          1.74(9)


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                   GROSS TOTAL
                                                                        MANAGEMENT       12b-1         OTHER         ANNUAL
                                                                           FEES          FEES         EXPENSES      EXPENSES
Evergreen VA
      Asset Allocation Fund - Class 2                                      .50%          .25%           .66%         1.41%(10)
      Core Bond Fund - Class 2                                             .32           .25            .30           .87(10)
      Fund - Class 2                                                       .75           .25            .27          1.27(10)
      Growth and Income Fund - Class 2                                     .75           .25            .24          1.24(10)
      Growth Fund - Class 2                                                .70           .25            .38          1.33(10)
      High Income Fund - Class 2                                           .70           .25            .28          1.23(10)
      International Equity Fund - Class 2                                  .66           .25            .46          1.37(10)
      Omega Fund - Class 2                                                 .52           .25            .20           .97(10)
      Special Equity Fund - Class 2                                        .92           .25            .26          1.43(10)
      Special Values Fund - Class 2                                        .87           .25            .27          1.39(10)
      Strategic Income Fund - Class 2                                      .49           .25            .29          1.03(10)
Fidelity(R) VIP
      Contrafund(R) Portfolio Service Class 2                              .58           .25            .10           .93(11)
      Investment Grade Bond Portfolio Service Class 2                      .43           .25            .11           .79(12)
      Mid Cap Portfolio Service Class 2                                    .58           .25            .12           .95(11)
      Overseas Portfolio Service Class 2                                   .73           .25            .18          1.16(11)
FTVIPT
      Franklin Income Securities Fund - Class 2                            .48           .25            .03           .76(13),(14)
      Templeton Global Income Securities Fund - Class 2                    .63           .25            .13          1.01(13)
Goldman Sachs VIT
      Mid Cap Value Fund                                                   .80            --            .11           .91(15)
Oppenheimer Variable Account Funds
      Capital Appreciation Fund/VA, Service Shares                         .65           .25            .04           .94(5)
      Global Securities Fund/VA, Service Shares                            .63           .25            .05           .93(5)
      Main Street Small Cap Fund/VA, Service Shares                        .75           .25            .23          1.23(5)
Putnam Variable Trust
      Putnam VT Health Sciences Fund - Class IB Shares                     .70           .25            .14          1.09(5)
      Putnam VT Small Cap Value Fund - Class IB Shares                     .79           .25            .12          1.16(5)
Van Kampen
      Life Investment Trust Comstock Portfolio Class II Shares             .60           .25            .05           .90(5)
      UIF U.S. Real Estate Portfolio Class II Shares                       .80           .35            .31          1.46(16)
Wanger
      U.S. Smaller Companies .93 -- .05 .98(17)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contracts and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.75% for AXP(R) Variable Portfolio - Emerging Markets Fund, 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio
     - Large Cap Value Fund and 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund average daily net assets.
(4) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(5) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.
(6)  For all of 2003, AllianceBernstein VP International Value Portfolio (Class
     B) was capped at 1.45%. The cap will be removed effective on May 1, 2004. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.80%, 0.40% and 1.45%.
(7) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.
(8) An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
(9) The expenses are shown before portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended Dec. 31, 2003. After waiver of fees or reimbursements, expense will not exceed 1.40% for Dreyfus VIF International Value, Service Share Class. The adviser has agreed to continue this expense reimbursement until Dec. 31, 2004.
(10) The total ratio of expenses to average net assets excludes expense reductions and fee waivers. The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expenses reimbursements were made. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.50% and 1.25% for Evergreen VA Asset Allocation Fund - Class 2, 0.25% and 1.25% for Evergreen VA Fund - Class 2, 0.30% and 1.25% for Evergreen VA Growth Fund - Class 2, 0.41% and 1.32% for Evergreen VA International Equity Fund - Class 2, 0.11% and 1.28% for Evergreen VA Special Equity Fund - Class 2 and 0.13% and 1.25% for Evergreen VA Special Values Fund - Class 2.
(11) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(12) Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.
(13) The Fund administration fee is paid indirectly through the management fee.
(14) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(15) The adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual reports. In no event would the "Other expenses" for the Goldman Sachs VIT Mid Cap Value Fund exceed 0.25% of the Fund's average daily net assets. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.
(16) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. For the year ended Dec. 31, 2003, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed 1.35%. Additionally, the distributor has also agreed to waive 0.10% of the 12b-1 fee for class II shares. The adviser may terminate this voluntary waiver at any time at its sole discretion. After such reductions, "Management fees," "Other expenses" and "Gross total annual expenses" respectively, for U.S. Real Estate Portfolio Class II were 0.79%, 0.25%, 0.31% and 1.35%.
(17) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual operating expenses exceed 2% of average daily net assets. This commitment expires on April 30, 2004.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                            IF YOU WITHDRAW YOUR CONTRACT                OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                        AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                   1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule  $1,835.39  $3,874.71   $5,018.28  $10,487.45   $1,035.39   $3,174.71   $4,418.28$10,487.45
Five-year withdrawal charge schedule    1,855.89   3,832.21    4,707.29   10,629.91    1,055.89    3,232.21  4,507.2910,629.91

QUALIFIED ANNUITY                      1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule  $1,820.01  $3,831.42   $4,951.00  $10,378.50   $1,020.01   $3,131.42   $4,351.00   $10,378.50
Five-year withdrawal charge schedule    1,840.51   3,789.11    4,640.61   10,523.37    1,040.51    3,189.11    4,440.61    10,523.37



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                            IF YOU WITHDRAW YOUR CONTRACT                OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                        AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                   1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule  $1,000.39  $1,319.35   $1,663.80  $2,296.81    $200.39     $619.35     $1,063.80   $2,296.81
Five-year withdrawal charge schedule    1,020.89   1,281.33    1,367.83   2,508.00     220.89      681.33      1,167.83    2,508.00

QUALIFIED ANNUITY                      1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule  $  985.01  $1,272.70   $1,585.20  $2,135.66    $185.01     $572.70     $  985.20   $2,135.66
Five-year withdrawal charge schedule    1,005.51   1,234.87    1,289.89   2,350.00     205.51      634.87      1,089.89    2,350.00



* In these examples, the $40 contract administrative charge is estimated as a .015% charge. This estimate is based on administrative contract charges collected during the year under a similar class of contracts we no longer offer in states where the contracts described in this prospectus have been approved for sale but under which we continue to accept purchase payments. We divided the total amount of such charges by the total average net assets attributable to those contracts.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for some of the subaccounts because they are new and do not have any history. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                              2003      2002      2001      2000      1999
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT PCMG2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND) (11/11/1999)
Accumulation unit value at beginning of period                               $   1.08  $   1.08  $   1.05  $   1.01  $   1.00
Accumulation unit value at end of period                                     $   1.07  $   1.08  $   1.08  $   1.05  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)            72       161       284        --        --

SUBACCOUNT PBND2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (11/11/1999)
Accumulation unit value at beginning of period                               $   1.17  $   1.12  $   1.05  $   1.01  $   1.00
Accumulation unit value at end of period                                     $   1.20  $   1.17  $   1.12  $   1.05  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)            31        32        24        --        --

SUBACCOUNT PDEI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (11/11/1999)
Accumulation unit value at beginning of period                               $   0.81  $   1.01  $   1.00  $   1.02  $   1.00
Accumulation unit value at end of period                                     $   1.13  $   0.81  $   1.01  $   1.00  $   1.02
Number of accumulation units outstanding at end of period (000 omitted)            25        25        26        --        --

SUBACCOUNT PEMK2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND) (10/23/2000)
Accumulation unit value at beginning of period                               $   0.84  $   0.90  $   0.92  $   1.00        --
Accumulation unit value at end of period                                     $   1.17  $   0.84  $   0.90  $   0.92        --
Number of accumulation units outstanding at end of period (000 omitted)            18        27        11        --        --

SUBACCOUNT PNDM2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (11/11/1999)
Accumulation unit value at beginning of period                               $   0.66  $   0.85  $   1.04  $   1.15  $   1.00
Accumulation unit value at end of period                                     $   0.81  $   0.66  $   0.85  $   1.04  $   1.15
Number of accumulation units outstanding at end of period (000 omitted)           294       339        58         9        --

SUBACCOUNT PSPF2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (10/23/2000)
Accumulation unit value at beginning of period                               $   0.63  $   0.82  $   0.94  $   1.00        --
Accumulation unit value at end of period                                     $   0.79  $   0.63  $   0.82  $   0.94        --
Number of accumulation units outstanding at end of period (000 omitted)           418       377       162        --        --



VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                      2003
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UESL5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                     2

SUBACCOUNT UGRO5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                    14

SUBACCOUNT USVA5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                    82

SUBACCOUNT UFIF5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.00
Number of accumulation units outstanding at end of period (000 omitted)                                                 1,013

SUBACCOUNT UAAD5 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.36
Number of accumulation units outstanding at end of period (000 omitted)                                                    59


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                      2003
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UGIP5 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.33
Number of accumulation units outstanding at end of period (000 omitted)                                                   102

SUBACCOUNT UECB5 (INVESTING IN SHARES OF EVERGREEN VA CORE BOND FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                   940

SUBACCOUNT UEFD5 (INVESTING IN SHARES OF EVERGREEN VA FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                   166

SUBACCOUNT UEGW5 (INVESTING IN SHARES OF EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                   214

SUBACCOUNT UEGR5 (INVESTING IN SHARES OF EVERGREEN VA GROWTH FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                    90

SUBACCOUNT UEHI5 (INVESTING IN SHARES OF EVERGREEN VA HIGH INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                   254

SUBACCOUNT UEIG5 (INVESTING IN SHARES OF EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                   279

SUBACCOUNT UEOE5 (INVESTING IN SHARES OF EVERGREEN VA OMEGA FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.41
Number of accumulation units outstanding at end of period (000 omitted)                                                   253

SUBACCOUNT UESE5 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.53
Number of accumulation units outstanding at end of period (000 omitted)                                                     5

SUBACCOUNT UESM5 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL VALUES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                   314

SUBACCOUNT UEST5 (INVESTING IN SHARES OF EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                   485

SUBACCOUNT UFCO5 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                 1,254

SUBACCOUNT UFMC5 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.39
Number of accumulation units outstanding at end of period (000 omitted)                                                   424

SUBACCOUNT UFOV5 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                    38


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                      2003
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UOCA5 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                   312

SUBACCOUNT UOGS5 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                    65

SUBACCOUNT UOSM5 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                   146

SUBACCOUNT UHSC5 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                    40

SUBACCOUNT UVCP5 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES)
(1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                    80



VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                        2003      2002      2001      2000
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                         $   0.51  $   0.67  $   0.83  $   1.00
Accumulation unit value at end of period                                               $   0.65  $   0.51  $   0.67  $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                     384       138       565       479

SUBACCOUNT WISE3 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                         $   0.96  $   0.98  $   0.99  $   1.00
Accumulation unit value at end of period                                               $   1.25  $   0.96  $   0.98  $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                   2,346     1,370     1,111       101

SUBACCOUNT WMCV3 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                         $   1.47  $   1.56  $   1.41  $   1.00
Accumulation unit value at end of period                                               $   1.85  $   1.47  $   1.56  $   1.41
Number of accumulation units outstanding at end of period (000 omitted)                     906       799       626       220

SUBACCOUNT SUSC2 (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES) (5/1/2000)
Accumulation unit value at beginning of period                                         $   0.93  $   1.14  $   1.04  $   1.00
Accumulation unit value at end of period                                               $   1.32  $   0.93  $   1.14  $   1.04
Number of accumulation units outstanding at end of period (000 omitted)                     107        67        77        31



VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                        2003      2002      2001      2000
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                         $   0.51  $   0.67  $   0.83  $   1.00
Accumulation unit value at end of period                                               $   0.65  $   0.51  $   0.67  $   0.83
Number of accumulation units outstanding at end of period (000 omitted)                      --        --        --        --

SUBACCOUNT WISE1 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                         $   0.96  $   0.98  $   0.99  $   1.00
Accumulation unit value at end of period                                               $   1.24  $   0.96  $   0.98  $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                   1,118       777       413       157

SUBACCOUNT WMCV1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                         $   1.46  $   1.56  $   1.41  $   1.00
Accumulation unit value at end of period                                               $   1.84  $   1.46  $   1.56  $   1.41
Number of accumulation units outstanding at end of period (000 omitted)                     550       386       321        60


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                      2003
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UCMG8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                    55

SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                    63

SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                     9

SUBACCOUNT UESL8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                    --

SUBACCOUNT UGRO8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                    --

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                    37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                     3

SUBACCOUNT USPF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                    22

SUBACCOUNT UFIF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                   234

SUBACCOUNT UAAD8 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                     1

SUBACCOUNT UGIP8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                    47

SUBACCOUNT UECB8 (INVESTING IN SHARES OF EVERGREEN VA CORE BOND FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                   185

SUBACCOUNT UEFD8 (INVESTING IN SHARES OF EVERGREEN VA FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                    25


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                      2003
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UEGW8 (INVESTING IN SHARES OF EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                    35

SUBACCOUNT UEGR8 (INVESTING IN SHARES OF EVERGREEN VA GROWTH FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.39
Number of accumulation units outstanding at end of period (000 omitted)                                                    18

SUBACCOUNT UEHI8 (INVESTING IN SHARES OF EVERGREEN VA HIGH INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                    95

SUBACCOUNT UEIG8 (INVESTING IN SHARES OF EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.34
Number of accumulation units outstanding at end of period (000 omitted)                                                    28

SUBACCOUNT UEOE8 (INVESTING IN SHARES OF EVERGREEN VA OMEGA FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                    29

SUBACCOUNT UESE8 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.53
Number of accumulation units outstanding at end of period (000 omitted)                                                    10

SUBACCOUNT UESM8 (INVESTING IN SHARES OF EVERGREEN VA SPECIAL VALUES FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                    54

SUBACCOUNT UEST8 (INVESTING IN SHARES OF EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                    60

SUBACCOUNT UFCO8 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                   205

SUBACCOUNT UFMC8 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.38
Number of accumulation units outstanding at end of period (000 omitted)                                                   143

SUBACCOUNT UFOV8 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                     5

SUBACCOUNT UOCA8 (INVESTING IN SHARES OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                    59

SUBACCOUNT UOGS8 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                     4


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                      2003
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                    29

SUBACCOUNT UHSC8 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                    10

SUBACCOUNT UVCP8 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES)
(1/29/2003)
Accumulation unit value at beginning of period                                                                       $   1.00
Accumulation unit value at end of period                                                                             $   1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                    25


FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include the audited financial statements for some subaccounts because they are new and do not have any activity as of the date of the financial statements.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.


Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

This contract is a "private label" variable annuity. This means that the funds available under the contract include funds sponsored by the distributor. The distributor chooses these funds for us subject to our approval. Purchase payments and contract values invested in Evergreen Variable Annuity Trust - Class 2 are generally more profitable for the distributor and its affiliates than investments in the other funds available under the contract. In contrast, purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select that are not affiliated with Evergreen Variable Annuity Trust - Class 2 are generally more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.


All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


FUND NAME                             INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Capital   Capital appreciation. Invests primarily      American Express Financial Corporation (AEFC)
Resource Fund                         in U.S. common stocks of companies with
                                      market capitalization of at least $5
                                      billion.

AXP(R) Variable Portfolio - Cash      Maximum current income consistent with       AEFC
Management Fund                       liquidity and stability of principal.
                                      Invests primarily in money market
                                      instruments, such as marketable debt
                                      obligations issued by the U.S. government
                                      or its agencies, bank certificates of
                                      deposit, bankers' acceptances, letters of
                                      credit, and commercial paper, including
                                      asset-backed commercial paper.

AXP(R) Variable Portfolio -           High level of current income while           AEFC
Diversified Bond Fund                 attempting to conserve the value of the
                                      investment and continuing a high level of
                                      income for the longest period of time.
                                      Under normal market conditions, the Fund
                                      invests at least 80% of its net assets in
                                      bonds and other debt obligations.

AXP(R) Variable Portfolio -           High level of current income and, as a       AEFC
Diversified Equity Income Fund        secondary goal, steady growth of capital.
                                      Under normal market conditions, the Fund
                                      invests at least 80% of its net assets in
                                      dividend-paying common and preferred
                                      stocks.

AXP(R) Variable Portfolio - Emerging  Long-term capital growth. Under normal       AEFC, adviser; American Express Asset
Markets Fund                          market conditions, the Fund invests at       Management International, Inc., a wholly-owned
                                      least 80% of its net assets in equity        subsidiary of AEFC, subadviser.
                                      securities of emerging market companies.

AXP(R) Variable Portfolio - Equity    Growth of capital. Under normal market       AEFC
Select Fund                           conditions, the Fund invests at least 80%
                                      of its net assets in equity securities of
                                      medium-sized companies.

AXP(R) Variable Portfolio - Growth    Long-term capital growth. Invests            AEFC
Fund                                  primarily in common stocks that appear to
                                      offer growth opportunities.

AXP(R) Variable Portfolio - Income    High total return through current income     AEFC
Opportunities Fund(1)                 and capital appreciation. Under normal
                                      market conditions, invests primarily in
                                      income-producing debt securities,
                                      preferred stocks and convertible
                                      securities with an emphasis on the higher
                                      rated segment of the high-yield (junk
                                      bond) market.

AXP(R) Variable Portfolio - Large     Long-term growth of capital. Under normal    AEFC
Cap Value Fund                        market conditions, the fund invests at
                                      least 80% of its net assets in equity
                                      securities of companies with a market
                                      capitalization greater than $5 billion at
                                      the time of purchase.

AXP(R) Variable Portfolio - NEW       Long-term growth of capital. Invests         AEFC
DIMENSIONS FUND(R)                    primarily in common stocks showing
                                      potential for significant growth.



(1) The registration statement for this fund is not effective yet. It has been filed with the Securities and Exchange Commission. Check with your sales representative for the actual effective date, expected to be on or about June 1, 2004.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                             INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners  Long-term growth of capital. Invests         AEFC, advisor; GAMCO Investors, Inc.,
Select Value Fund                     primarily in common stocks, preferred        subadvisor.
                                      stocks and securities convertible into
                                      common stocks that are listed on a
                                      nationally recognized securities exchange
                                      or traded on the NASDAQ National Market
                                      System of the National Association of
                                      Securities Dealers. The Fund invests in
                                      midcap companies as well as companies
                                      with larger and smaller market
                                      capitalizations.

AXP(R) Variable Portfolio - Partners  Long-term capital appreciation.              AEFC, adviser; Goldman Sachs Asset Management,
Small Cap Value Fund                  Non-diversified mutual fund that invests     L.P., Royce & Associates, LLC, Donald Smith &
                                      primarily in equity securities. Under        Co., Inc., Franklin Portfolio Associates LLC
                                      normal market conditions, at least 80% of    and Barrow, Hanley, Mewhinney & Strauss, Inc.,
                                      its net assets will be invested in           subadvisers.
                                      companies with market capitalization of
                                      less than $2 billion, which also includes
                                      micro capitalization companies with
                                      market capitalization of less than $400
                                      million, at the time of investment.

AXP(R) Variable Portfolio - S&P 500   Long-term capital appreciation.              AEFC
Index Fund                            Non-diversified mutual fund that invests
                                      primarily in securities of
                                      large-capitalization stocks of U.S.
                                      companies that are expected to provide
                                      investment results that correspond to the
                                      performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio - Short     A high level of current income and safety    AEFC
Duration U.S. Government Fund         of principal consistent with an
                                      investment in U.S. government and
                                      government agency securities. Under
                                      normal market conditions, at least 80% of
                                      the Fund's net assets are invested in
                                      securities issued or guaranteed as to
                                      principal and interest by the U.S.
                                      government, its agencies or
                                      instrumentalities.

AIM V.I. Capital Development Fund,    Long-term growth of capital. Invests         A I M Advisors, Inc.
Series II Shares                      primarily in securities (including common
                                      stocks, convertible securities and bonds)
                                      of small- and medium-sized companies. The
                                      Fund may invest up to 25% of its assets
                                      in foreign securities.

AllianceBernstein VP Growth and       Reasonable current income and reasonable     Alliance Capital Management L.P.
Income Portfolio (Class B)            appreciation. Invests primarily in
                                      dividend-paying common stocks of good
                                      quality.

AllianceBernstein VP International    Long-term growth of capital. Invests         Alliance Capital Management L.P.
Value Portfolio (Class B)             primarily in a diversified portfolio of
                                      foreign equity securities.

American Century(R) VP Inflation      Pursues long-term total return using a       American Century Investment Management, Inc.
Protection, Class II                  strategy that seeks to protect against
                                      U.S. inflation.

American Century(R) VP Ultra, Class   Long-term capital growth. Invests            American Century Investment Management, Inc.
II                                    primarily in U.S. companies, but there is
                                      no limit on the amount of assets the Fund
                                      can invest in foreign companies.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                             INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class   Long-term capital growth, with income as     American Century Investment Management,
II                                    a secondary objective. Invests primarily     Inc.
                                      in stocks of companies that management
                                      believes to be undervalued at the time of
                                      purchase.

Dreyfus Investment Portfolios         Seeks capital appreciation. The Fund         The Dreyfus Corporation
Technology Growth Portfolio, Service  invests, under normal circumstances, at
Share Class                           least 80% of its assets in the stocks of
                                      growth companies of any size that Dreyfus
                                      believes to be leading producers or
                                      beneficiaries of technological
                                      innovation. Up to 25% of the portfolio's
                                      assets may be invested in foreign
                                      securities. The portfolio's stock
                                      investments may include common stocks,
                                      preferred stocks and convertible
                                      securities.

Dreyfus Variable Investment Fund      The portfolio seeks long-term capital        The Dreyfus Corporation
International Value Portfolio,        growth. The portfolio normally invests at
Service Share Class                   least 80% of its assets in stocks. The
                                      portfolio ordinarily invests most of its
                                      assets in securities of foreign
                                      companies. The portfolio's stock
                                      investments may include common stocks,
                                      preferred stocks and convertible
                                      securities, including those purchased in
                                      initial public offerings or shortly
                                      thereafter the portfolio may invest in
                                      companies of any size. The portfolio may
                                      also invest in companies located in
                                      emerging markets.

Evergreen VA Asset Allocation Fund -  The Fund seeks total return. The Fund        Evergreen Investment Management Company, LLC
Class 2                               invests in Sub-Advisor managed mutual
                                      funds that invest in U.S. and foreign
                                      equity and debt securities ('underlying
                                      funds").

Evergreen VA Core Bond Fund -         The Fund seeks to maximize total return      Evergreen Investment Management Company, LLC
Class 2                               through a combination of current income
                                      and capital growth. The Fund invests
                                      primarily in U.S. dollar denominated
                                      investment grade debt securities issued
                                      or guaranteed by the U.S. Treasury or by
                                      an agency or instrumentality of the U.S.
                                      Government, corporate bonds,
                                      mortgage-backed securities, asset-backed
                                      securities, and other income producing
                                      securities.

Evergreen VA Fund - Class 2           Long-term capital growth. The Fund seeks     Evergreen Investment Management Company, LLC
                                      to achieve its goal by investing
                                      primarily in common stocks of large U.S.
                                      companies, whose market capitalizations
                                      at time of purchase falls within the
                                      range tracked by the Russell 1000(R)
                                      Index.

Evergreen VA Growth and Income Fund   Capital growth in the value of its shares    Evergreen Investment Management Company, LLC
- Class 2                             and current income. Invests in primarily
                                      common stocks of medium- and large-sized
                                      U.S. companies whose market
                                      capitalizations at time of purchase fall
                                      within the range tracked by the Russell
                                      1000(R) Index.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                             INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund - Class 2    Long-term capital growth. The Fund seeks     Evergreen Investment Management Company, LLC
                                      to achieve its goal by investing at least
                                      75% of its assets in common stocks of
                                      small- and medium-sized companies whose
                                      market capitalizations at time of
                                      purchase falls within the range of those
                                      tracked by the Russell 2000(R) Growth
                                      Index.

Evergreen VA High Income Fund -       High level of current income, with           Evergreen Investment Management Company, LLC
Class 2                               capital growth as secondary objective.
                                      The Fund seeks to achieve its goal by
                                      investing primarily in both low-rated and
                                      high-rated fixed-income securities,
                                      including debt securities, convertible
                                      securities, and preferred stocks that are
                                      consistent with its primary investment
                                      objective of high current income.

Evergreen VA International Equity     Long-term capital growth, with modest        Evergreen Investment Management Company, LLC
Fund - Class 2                        income as a secondary objective. The Fund
                                      seeks to achieve its goal by investing
                                      primarily in equity securities issued by
                                      established, quality non-U.S. companies
                                      located in countries with developed
                                      markets and may purchase securities
                                      across all market capitalizations. The
                                      Fund may also invest in emerging markets.

Evergreen VA Omega Fund - Class 2     Long-term capital growth. Invests            Evergreen Investment Management Company, LLC
                                      primarily in common stocks and securities
                                      convertible into common stocks of U.S.
                                      companies across all market
                                      capitalizations.

Evergreen VA Special Equity Fund -    Capital growth. The Fund seeks to achieve    Evergreen Investment Management Company, LLC
Class 2                               its goal by investing at least 80% of its
                                      assets in common stocks of small U.S.
                                      companies whose market capitalizations at
                                      time of purchase fall within a range
                                      tracked by the Russell 2000(R) Index.

Evergreen VA Special Values Fund -    Capital growth in the value of its           Evergreen Investment Management Company, LLC
Class 2                               shares. The Fund seeks to achieve its
                                      goal by investing at least 80% of its
                                      assets in common stocks of small U.S.
                                      companies whose market capitalizations at
                                      the time of purchase fall within the
                                      range tracked by the Russell 2000(R)
                                      Index.

Evergreen VA Strategic Income Fund -  High current income from interest on debt    Evergreen Investment Management Company, LLC
Class 2                               securities with a secondary objective of
                                      potential for growth of capital in
                                      selecting securities. The Fund seeks to
                                      achieve its goal by investing primarily
                                      in domestic high-yield, high-risk "junk"
                                      bonds and other debt securities (which
                                      may be denominated in U.S. dollars or in
                                      non-U.S. currencies) of foreign
                                      governments and foreign corporations.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                             INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)         Seeks long-term capital appreciation.        Fidelity Management & Research Company
Portfolio Service Class 2             Normally invests primarily in common         (FMR), investment manager; FMR U.K. and
                                      stocks. Invests in securities of             FMR Far East, sub-investment advisers.
                                      companies whose value it believes is not
                                      fully recognized by the public. Invests
                                      in either "growth" stocks or "value"
                                      stocks or both. The fund invests in
                                      domestic and foreign issuers.

Fidelity(R) VIP Investment Grade      Seeks as high of a level of current          FMR, investment manager; FMR U.K., FMR
Bond Portfolio Service Class 2        income as is consistent with the             Far East, sub-investment advisers.
                                      preservation of capital. Normally invests
                                      at least 80% of assets in
                                      investment-grade debt securities of all
                                      types and repurchase agreements for those
                                      securities.

Fidelity(R) VIP Mid Cap Portfolio     Seeks long-term growth of capital.           FMR, investment manager; FMR U.K., FMR
Service Class 2                       Normally invests primarily in common         Far East, sub-investment advisers.
                                      stocks. Normally invests at least 80% of
                                      assets in securities of companies with
                                      medium market capitalizations. May invest
                                      in companies with smaller or larger
                                      market capitalizations. Invests in
                                      domestic and foreign issuers. The Fund
                                      invests in growth or value common stocks.

Fidelity(R) VIP Overseas Portfolio    Seeks long-term growth of capital.           FMR, investment manager; FMR U.K., FMR
Service Class 2                       Normally invests primarily in common         Far East, Fidelity International
                                      stocks of foreign securities. Normally       Investment Advisors (FIIA) and FIIA U.K.,
                                      invests at least 80% of assets in            sub-investment advisers.
                                      non-U.S. securities.

FTVIPT Franklin Income Securities     Seeks to maximize income while               Franklin Advisers, Inc.
Fund - Class 2                        maintaining prospects for capital
                                      appreciation. The Fund normally invests
                                      in debt and equity securities.

FTVIPT Templeton Global Income        Seeks high current income, consistent        Franklin Advisers, Inc.
Securities Fund - Class 2             with preservation of capital, with
                                      capital appreciation as a secondary
                                      consideration. The Fund normally invests
                                      mainly in debt securities of governments
                                      and their political subdivisions and
                                      agencies, supranational organizations and
                                      companies located anywhere in the world,
                                      including emerging markets. The Fund
                                      focuses on investment grade debt
                                      securities, but may also invest in
                                      lower-rated debt, including high yield
                                      "junk bonds."

Goldman Sachs VIT Mid Cap Value Fund  The Goldman Sachs VIT Mid Cap Value Fund     Goldman Sachs Asset Management, L.P.
                                      seeks long-term capital appreciation. The
                                      Fund invests, under normal circumstances,
                                      at least 80% of its net assets plus any
                                      borrowing for investment purposes
                                      (measured at time of purchase) in a
                                      diversified portfolio of equity
                                      investments in mid-capitalization issuers
                                      within the range of the market
                                      capitalization of companies constituting
                                      the Russell Midcap Value Index at the
                                      time of investments in mid-cap issuers
                                      with public stock market capitalization
                                      (based upon shares available for trading
                                      on an unrestricted basis) within the
                                      range of the market capitalization of
                                      companies constituting the Russell Midcap
                                      Value Index at the time of investment. If
                                      the market capitalization of a company
                                      held by the Fund moves outside this
                                      range, the Fund may, but is not required
                                      to, sell the securities.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                             INVESTMENT OBJECTIVES AND POLICIES           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation      Capital appreciation. Invests in             OppenheimerFunds, Inc.
Fund/VA, Service Shares               securities of well-known, established
                                      companies.

Oppenheimer Global Securities         Long-term capital appreciation. Invests      OppenheimerFunds, Inc.
Fund/VA, Service Shares               mainly in common stocks of U.S. and
                                      foreign issuers that are "growth-type"
                                      companies, cyclical industries and
                                      special situations that are considered to
                                      have appreciation possibilities.

Oppenheimer Main Street Small Cap     Seeks capital appreciation. Invests          OppenheimerFunds, Inc.
Fund/VA, Service Shares               mainly in common stocks of
                                      small-capitalization U.S. companies that
                                      the fund's investment manager believes
                                      have favorable business trends or
                                      prospects.

Putnam VT Health Sciences Fund -      Capital appreciation. The fund pursues       Putnam Investment Management, LLC
Class IB Shares                       its goal by investing mainly in growth
                                      stocks of companies in the health
                                      sciences industries. Under normal
                                      circumstances, the fund invests at least
                                      80% of its net assets in securities of
                                      (a) companies that derive at least 50% of
                                      their assets, revenues or profits from
                                      the pharmaceutical, health care services,
                                      applied research and development and
                                      medical equipment and supplies
                                      industries, or (b) companies we think
                                      have the potential for growth as a result
                                      of their particular products, technology,
                                      patents or other market advantages in the
                                      health sciences industries.

Putnam VT Small Cap Value Fund -      Capital appreciation. The fund pursues       Putnam Investment Management, LLC
Class IB Shares                       its goal by investing mainly in common
                                      stocks of U.S. companies, with a focus on
                                      value stocks. Under normal circumstances,
                                      the fund invests at least 80% of net
                                      assets in small companies of a size
                                      similar to those in the Russell 2000
                                      Value Index.

Van Kampen Life Investment Trust      Seeks capital growth and income through      Van Kampen Asset Management
Comstock Portfolio Class II Shares    investments in equity securities,
                                      including common stocks, preferred stocks
                                      and securities convertible into common
                                      and preferred stocks.

Van Kampen UIF U.S. Real Estate       Above average current income and             Morgan Stanley Investment Management Inc.,
Portfolio Class II Shares             long-term capital appreciation. Invests      doing business as Van Kampen.
                                      primarily in equity securities of
                                      companies in the U.S. real estate
                                      industry, including real estate
                                      investment trusts.

Wanger U.S. Smaller Companies         Long-term growth of capital. Invests         Columbia Wanger Asset Management, L.P.
                                      primarily in stocks of small- and
                                      medium-size U.S. companies with
                                      capitalizations of less than $5 billion
                                      at time of purchase.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania or Washington or any other state that does not allow investment in the GPAs.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving an MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state. (EXCEPTION: If you have selected a Portfolio Navigator asset allocation model that contains a GPA, we will automatically transfer the contract value in the maturing GPA into a new GPA of the same term at the end of the guarantee period.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a different Portfolio Navigator asset allocation model;

- amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

-   amounts withdrawn for fees and charges; and

-   amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA..


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


                         IF YOUR GPA RATE IS:                           THE MVA IS:
                   Less than the new GPA rate + 0.10%                    Negative
                   Equal to the new GPA rate + 0.10%                     Zero
                   Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT


Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-   how you want to make purchase payments;

-   the optional Portfolio Navigator asset allocation program;(2)

-   the optional MAV Death Benefit(3);

-   the optional 5% Accumulation Death Benefit(3);

-   the optional Enhanced Death Benefit(3);


-   the optional Guarantor(SM) Withdrawal Benefit rider(4);


-   the optional Income Assurer Benefit(SM) - MAV rider(5);

- the optional Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(5);

- the optional Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(5); - the optional Benefit Protector(SM) rider(6);

-   the optional Benefit Protector(SM) Plus rider(6);

-   the length of the withdrawal charge schedule (five or seven years)(7); and

-   a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.
(2) There is no additional charge for this feature.

(3) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.
(4) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.
(5) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.
(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.

(7) The five-year withdrawal charge schedule may not be available in all states.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

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THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-   no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

For contracts issued in Alabama, purchase payments are limited and may not be made after the first contract anniversary.

For contracts issued in Massachusetts, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

MINIMUM INITIAL PURCHASE PAYMENT
   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
   $50 for SIPs
   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
   $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

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HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP


Contact your registered representative to complete the necessary SIP paperwork.


PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

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CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                            QUALIFIED ANNUITIES      NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP Death Benefit                                                   1.00%                      1.15%
MAV Death Benefit                                                   1.20                       1.35
5% Accumulation Death Benefit                                       1.35                       1.50
Enhanced Death Benefit                                              1.40                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP Death Benefit                                                   1.20%                      1.35%
MAV Death Benefit                                                   1.40                       1.55
5% Accumulation Death Benefit                                       1.55                       1.70
Enhanced Death Benefit                                              1.60                       1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

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GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


We charge an annual fee of 0.55% of contract value only if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Guarantor(SM) Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit fee will not exceed a maximum charge of 2.50%.

We cannot change the Guarantor(SM) Withdrawal Benefit fee after the rider effective date unless:


(a) you choose the annual Elective Step Up;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the fee;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate fee for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the fee as described above, you will pay the fee we then charge.


If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit fee will not change until the third contract anniversary, when it may change to the fee that was offered at the time of your last Elective Step Up.


The fee does not apply after annuity payouts begin or the contract terminates.

INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:


                                                                                     MAXIMUM                   CURRENT
Income Assurer Benefit(SM) - MAV                                                      2.50%                      0.55%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                             2.75                       0.70
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base           3.00                       0.75

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each model for new contract owners but not to exceed the guaranteed charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the fee and/or charge a separate fee for each model. If you decide to change your Portfolio Navigator model after we have exercised our rights to increase the fees for new contract holders, you will pay the fee we then charge. The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.

For examples, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

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BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:


(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.


If you elected the Guarantor(SM) Withdrawal Benefit rider at issue, the TFA of your contract will be defined as the maximum of (a), (b) or (c) where:


(a) is 10% of your prior anniversary's contract value,

(b) is current contract earnings, and


(c) is your current guaranteed benefit payment.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's guaranteed benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your guaranteed benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

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NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
      PPW  = XSF +  --------------------   X  (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

               SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                          FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

For example, see Appendix C.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:



                                                    AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
                                                YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                        6.00%                               7.50%
Five-year withdrawal charge schedule                         6.15%                               7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                        6.20%                               6.35%
Five-year withdrawal charge schedule                         7.70%                               7.85%



For example, see Appendix B.


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WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

-   withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Guaranteed Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of your prior anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-   amounts we refund to you during the free look period;* and

-   death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

-   plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-   minus any prorated portion of the contract administrative charge;


- minus any prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- minus any prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- minus any prorated portion of the Benefit Protector(SM) rider fee (if applicable); and

- minus any prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-   dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;

and a deduction of:

-  a prorated portion of the contract administrative charge;


- a prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- a prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- a prorated portion of the Benefit Protector(SM) rider fee (if applicable); and/or

- a prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

Accumulation unit values will fluctuate due to:

-  changes in funds' net asset value;

-  dividends distributed to the subaccounts;

-  capital gains or losses of funds;

-  fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.


MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                NUMBER
By investing an equal number                             AMOUNT           ACCUMULATION         OF UNITS
of dollars each month ...             MONTH             INVESTED          UNIT VALUE           PURCHASED
                                       Jan               $100                $20                  5.00
                                       Feb                100                 18                  5.56
you automatically buy
more units when the                    Mar                100                 17                  5.88
per unit market price is low ... --->  Apr                100                 15                  6.67
                                       May                100                 16                  6.25
                                       Jun                100                 18                  5.56
                                       Jul                100                 17                  5.88
and fewer units
when the per unit                      Aug                100                 19                  5.26
market price is high.            --->  Sept               100                 21                  4.76
                                       Oct                100                 20                  5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).


ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM

We currently offer an asset allocation program called Portfolio Navigator. There is no charge for this asset allocation program. You may elect to participate in the asset allocation program. If you purchase an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include certain GPAs (in those states where the GPAs are available) and/or the one-year fixed account (if available under the asset allocation program) that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly on a date we select in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a different asset allocation model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guaranteed Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

If you are required to participate in the asset allocation program because you purchased an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider; however, you have the right at all times to make a full withdrawal of your contract value (see "Withdrawals").

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Because the Guarantor(SM) Withdrawal Benefit requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) IS IN EFFECT.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

- automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

- reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer BenefitSM rider. We will give you 30 days' written notice of any such change.


TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to an MVA if done more than 30 days before the end of the Guarantee Period.


We may modify or suspend transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts -- Market Value Adjustment").


- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals: $100 monthly
                          $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals: $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;
-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus rider, the rider will terminate upon transfer of ownership of your annuity contract. The Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of your annuity contract (see "Optional Benefits").


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

-  ROP Death Benefit;

-  MAV Death Benefit;

-  5% Accumulation Death Benefit; or

-  Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. The ROP Death Benefit is not available with the Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

                                                                              PW X DB
   ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS) = -------
                                                                                CV

     PW  =  the partial withdrawal including any applicable withdrawal charge or
            MVA.
     DB  =  the death benefit on the date of (but prior to) the partial withdrawal.
     CV  =  contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%;

-  plus any subsequent amounts allocated to the subaccounts;

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.



                                                                         PWT X VAF
   5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OF PARTIAL WITHDRAWALS = ---------
                                                                            SV


     PWT  =  the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge)
             from the subaccounts.
     VAF  =  variable account floor on the date of (but prior to) the transfer or partial withdrawal.
     SV   =  value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.


For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.


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RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit is not available with the optional Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


For example, see Appendix D.


IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

For example, see Appendix D.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or


3. the 5% variable account floor.


For example, see Appendix D.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these four values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or


4. the 5% variable account floor.


For example, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) riders and Benefit Protector(SM) Plus rider, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


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If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit requires that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs or the one-year fixed account that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Guarantor(SM) Withdrawal Benefit is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any purchase payment credits. This guarantee will remain in effect if partial withdrawals do not exceed an amount equal to the Guaranteed Benefit Payment (GBP -- the withdrawal amount you are entitled to take each contract year). As long as your withdrawals do not exceed the GBP each contract year, you will not be assessed a withdrawal charge. If you choose to withdraw an amount greater than the GBP in a contract year (excess withdrawal):

- withdrawal charges, if applicable, will apply only to the excess withdrawal; and,

-  the Guaranteed Benefit Amount will be adjusted as described below; and

-  the Remaining Benefit Amount will be adjusted as described below.

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An annual Elective Step Up option is available that will allow you to step up the Guaranteed Benefit Amount to 100% of the contract anniversary value, subject to the following rules:


- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;


- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


- you may take withdrawals after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").


If this rider is available in your state and you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit to your contract. You must elect the Guarantor(SM) Withdrawal Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit may not be cancelled and the charge will continue to be deducted until the contract is terminated or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit, you may not elect the ROP Death Benefit or any Income Assurer Benefit(SM) riders.

Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Withdrawals before age
59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Be sure to discuss with your registered representative whether the Guarantor(SM) Withdrawal Benefit is appropriate for your situation.


We reserve the right to restrict cumulative additional purchase payments.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE ELECTIVE STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step-ups.

The GBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE -- if total withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged.

   IF:

   - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the greater of the contract value immediately following the withdrawal or the reset Remaining Benefit Amount.

   If there have been multiple purchase payments, any reduction of the GBA due to this excess withdrawal procedure will be taken out of each payment's GBA proportionately.


   The partial withdrawal is the gross withdrawal and includes any withdrawal charge and market value adjustment; and

4. AT STEP UP -- (see "Elective Step Up" below).

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REMAINING BENEFIT AMOUNT

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The RBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE -- if total withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


   IF:

   - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

   - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

   THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.


   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

   - the withdrawal amount up to the RBP is taken out of each RBA bucket in proportion to its RBP at the time of the withdrawal; and


   - the withdrawal amount above the RBP and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


4. AT STEP UP -- (see "Elective Step-Up" below).

GUARANTEED BENEFIT PAYMENT

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to the lesser of the RBA or 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


The Total Free Amount (TFA) you are allowed to withdraw under the contract may be greater than the GBP. Any amount taken under the TFA provision in excess of the GBP would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. If you have a qualified annuity, you may be required to take a minimum distribution that is greater than your GBP in any contract year. Any excess withdrawal due to a required distribution would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.


ELECTIVE STEP UP

If you do not take any partial withdrawals before the third contract anniversary, you have the option to increase the RBA to an amount equal to 100% of the contract anniversary value beginning on the first contract anniversary. The GBA step up will equal the greater of the GBA immediately prior to the step up or 100% of the contract anniversary value.

You may only step up if your contract anniversary value is greater than the RBA. The step up will be allowed only within 30 days after the contract anniversary. The effective step up date will be the contract anniversary date. Once a step up has been elected, another step up may not be elected until the next contract anniversary.


If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step-ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


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Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

-  you will be paid according to the annuity payout option described above;

-  we will no longer accept additional purchase payments; and

-  you will no longer be charged for the rider.


If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit and the contract will terminate.


Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges.


NOTE: For special tax considerations associated with the Guarantor(SM) Withdrawal Benefit, see "Taxes."


For example, see Appendix E.

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

-  Income Assurer Benefit(SM) - MAV;

-  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

-  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders require that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs or the one-year fixed account that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.


The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


- you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

- the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period; and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

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If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity, such as an IRA.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The ROP Death Benefit and the Guarantor(SM) Withdrawal Benefit rider are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFITS(SM) IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your annuity without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.


PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal, and

(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

-  the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payment plans:

   1) Plan A -- Life Annuity - Refund;

   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
      or

   5) Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

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Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:


   P SUB(t-1) (1 + i)
   ------------------ = P SUB(t)
          1.05

      P SUB(t-1) = prior annuity payout
      P SUB(t)   = current annuity payout
      i          = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- you may terminate the rider any time after the expiration of the waiting period;


- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV


The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:


1. contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the Maximum Anniversary Value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or


(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less Market Value Adjusted Excluded Payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

For example, see Appendix F.


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INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The Guaranteed Income Benefit Base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

VARIABLE ACCOUNT FLOOR - The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total of your initial purchase payment and purchase payment credit allocated to the protected investment options; plus

- any other purchase payment and purchase payment credit that you allocated to the protected investment options less adjusted withdrawals and adjusted transfers for any withdrawals or transfers you made from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:


(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The cap on the variable account floor is 200% of the sum of purchase payments and purchase payment credits allocated to the protected investment options that have not subsequently been withdrawn or transferred out of the protected investment options.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.


Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% Adjusted Excluded Payments.

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MARKET VALUE OF EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.

NOTE: The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

For example, see Appendix F.


INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1. the contract value;


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;


3. the MAV (described above); or


4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the Market Value Adjusted Excluded Payments;

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% Variable Account Floor, less 5% Adjusted Excluded Payments (described above).

For example, see Appendix F.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. Generally, you must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector(SM) may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

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TERMINATING THE BENEFIT PROTECTOR(SM)

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(SM), see "Taxes."

For example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the benefits payable under the Benefit Protector(SM) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                          PERCENTAGE IF YOU AND THE ANNUITANT ARE         PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR             UNDER AGE 70 ON THE RIDER EFFECTIVE DATE       70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                 0%                                              0%
Three and Four                             10%                                           3.75%
Five or more                               20%                                            7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

-  the applicable death benefit PLUS

                    IF YOU AND THE ANNUITANT ARE UNDER                        IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR       AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...               OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                 Zero                                                      Zero
Two                 40% X earnings at death (see above)                       15% X earnings at death
Three and Four      40% X (earnings at death + 25% of initial purchase        15% X (earnings at death + 25% of initial purchase
                    payment*)                                                 payment*)
Five or more        40% X (earnings at death + 50% of initial purchase        15% X (earnings at death + 50% of initial purchase
                    payment*)                                                 payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(SM) Plus, see "Taxes."

For example, see Appendix H.

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

         EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       54
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ANNUITY PAYOUT PLANS

Some of the following annuity payout plans may not be available if you have selected certain optional riders. Some annuity payout plans may be available only if you have selected certain optional riders (see "Optional Benefits").

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.01% and 7.26% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


- GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA (see "Optional Benefits -- GuarantorSM Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.

         EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

         EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-  if it is allocable to an investment before Aug. 14, 1982.

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TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  because of your death;

-  because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-  to pay certain medical or education expenses (IRAs only).

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DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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                                       59

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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

ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers (selling firms) and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay sales commissions through AEFA to selling firms or their affiliated insurance agencies of up to 7% of purchase payments. We may also pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. A selling firm may elect to receive a lower sales commission on each purchase payment along with a quarterly supplemental trail commission beginning on or after the first contract anniversary of up to 1.25% of contract value for as long as the contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. Selling firms may be required to return sales commissions under certain circumstances. AEFA and other unaffiliated broker dealers may receive sales commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives in cash or credit or other compensation.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the sales commissions and other distribution expenses we pay through certain fees and charges described in this prospectus (see "Expense Summary"), including withdrawal charges and mortality and expense risk charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

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LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                             2003          2002           2001           2000          1999
---------------------------------------------------------------------------------------------------------
Net investment income               $   372,194   $   292,067    $   271,718    $   299,759   $   322,746
Net gain (loss) on investments           25,105             3        (89,920)           469         6,565
Other                                    21,318        18,906         16,245         12,248         8,338
TOTAL REVENUES                      $   418,617   $   310,976    $   198,043    $   312,476   $   337,649
INCOME (LOSS) BEFORE INCOME TAXES   $    56,704   $   (52,177)   $   (63,936)   $    38,452   $    50,662
NET INCOME (LOSS) $                      37,629   $   (33,690)   $   (41,728)   $    24,365   $    33,987
TOTAL ASSETS                        $ 8,735,643   $ 8,026,730    $ 5,275,681    $ 4,652,221   $ 4,603,343



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

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Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

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RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements.

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

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DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       66
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American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts.

American Enterprise Life does not invest in securities to generate short-term trading profits. American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       67
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At December 31, 2003 and based on amortized costs, approximately 7 percent of
American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       68
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ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Evergreen New Solutions Select Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       69
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AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                           p.  3
Rating Agencies                                       p.  4
Principal Underwriter                                 p.  4
Independent Auditors                                  p.  4
Condensed Financial Information (Unaudited)           p.  5

Financial Statements

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

THE PURCHASE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAs, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES


ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:


     EARLY WITHDRAWAL AMOUNT X [(         1 + i          )(TO THE POWER OF n/12 )- 1] = MVA
                                   --------------------
                                     1 + j + .001


   Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.
          j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
          n = number of months remaining in the current Guarantee Period
              (rounded up).

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:


- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030          )(TO THE POWER OF 84/12) - 1] = -$39.84
                ---------------------
                   1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030          )(TO THE POWER OF 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

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


APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

- on Jan. 1, 2005 (the first contract anniversary) your total contract value is $55,545; and

- on Jan. 1, 2006 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING
VALUES:
   Purchase Payments and purchase payment credits less adjusted partial withdrawals:             $     50,500
   Contract value on the second anniversary:                                                     $     53,270
   Maximum Anniversary Value:                                                                    $     55,545
   ----------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                               $     55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE
FOLLOWING VALUES:
   Purchase Payments and purchase payment credits less adjusted partial withdrawals:             $     50,500
   Contract value on the second anniversary:                                                     $     53,270
   5% Variable Account Floor = 1.05 X 1.05 X $50,500                                             $     55,676
   ----------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                   $     55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS
THE GREATEST OF THE FOLLOWING VALUES:
   Purchase Payments and purchase payment credits less adjusted partial withdrawals:             $     50,500
   Contract value on the second anniversary:                                                     $     53,270
   Maximum Anniversary Value:                                                                    $     55,545
   5% Variable Account Floor = 1.05 X 1.05 X $50,000                                             $     55,676
   ----------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME
   BENEFIT BASE                                                                                  $     55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:
INCOME ASSURER BENEFIT(SM) - MAV FEE =                                              0.55% X $55,545 = $305.50
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                     0.70% X $55,676 = $389.73
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =   0.75% X $55,676 = $417.57

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we add a purchase payment credit of $500; and

-  the contract anniversary date is Jan. 1 each year; and

- you withdraw the contract for its total value on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

-  you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                          CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                             Contract Value at time of full withdrawal:       $ 60,000.00         $ 40,000.00
                                                   Contract Value on prior anniversary:         58,000.00           42,000.00
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                                Current Contract Value:         60,000.00           40,000.00
                                           less purchase payment still in the contract:         50,000.00           50,000.00
                                                                                              -----------         -----------
                                      Earnings in the contact (but not less than zero):         10,000.00                0.00
STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                              Earnings in the contract:         10,000.00                0.00
                                         10% of the prior anniversary's Contract Value:          5,800.00            4,200.00
                                                                                              -----------         -----------
                                                                                   TFA:         10,000.00            4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                                     0.00            4,200.00
           ACV = amount withdrawn in excess of earnings                                         50,000.00           40,000.00
            CV = total contract value just prior to current withdrawal                          60,000.00           40,000.00
           TFA = from Step 2                                                                    10,000.00            4,200.00
         PPNPW = purchase payment not previously withdrawn                                      50,000.00           50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                                   PPW:         50,000.00           50,000.00
                                                                              less XSF:             (0.00)          (4,200.00)
                                                                                              -----------         -----------
                                          amount of PPW subject to a withdrawal charge:         50,000.00           45,800.00
                                              multiplied by the withdrawal charge rate:             X 7.0%              X 7.0%
                                                                                              -----------         -----------
                                                                     withdrawal charge:          3,500.00            3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                              Contract Value withdrawn:         60,000.00           40,000.00
                                                                     WITHDRAWAL CHARGE:         (3,500.00)          (3,206.00)
                                       Contract charge (assessed upon full withdrawal):            (40.00)             (40.00)
                                                                                              -----------         -----------

                                                          NET FULL WITHDRAWAL PROCEEDS:       $ 56,460.00         $ 36,754.00

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

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we add a purchase payment credit of $500; and

-  the contract anniversary date is Jan. 1 each year; and

- you request a partial withdrawal of $15,000 on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

-  you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                          CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                          Contract Value at time of partial withdrawal:       $ 60,000.00         $ 40,000.00
                                                   Contract Value on prior anniversary:         58,000.00           42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                                Current Contract Value:         60,000.00           40,000.00
                                           less purchase payment still in the contract:         50,000.00           50,000.00
                                                                                              -----------         -----------
                                      Earnings in the contact (but not less than zero):         10,000.00                0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                              Earnings in the contract:         10,000.00                0.00
                                         10% of the prior anniversary's Contract Value:          5,800.00            4,200.00
                                                                                              -----------         -----------
                                                                                   TFA:         10,000.00            4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

           XSF = amount by which 10% of the prior anniversary's
                 contract value exceeds earnings                                                     0.00            4,200.00
           ACV = amount withdrawn in excess of earnings                                          5,376.34           16,062.31
            CV = total contract value just prior to current withdrawal                          60,000.00           40,000.00
           TFA = from Step 2                                                                    10,000.00            4,200.00
         PPNPW = purchase payment not previously withdrawn                                      50,000.00           50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                            PPW:                 5,376.34           19,375.80
                                                                       less XSF:                    (0.00)          (4,200.00)
                                                                                              -----------         -----------
                                   amount of PPW subject to a withdrawal charge:                 5,376.34           15,175.80
                                       multiplied by the withdrawal charge rate:                    X 7.0%              X 7.0%
                                                                                              -----------         -----------
                                                              withdrawal charge:                   376.34            1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                       Contract Value withdrawn:                15,376.34           16,062.31
                                                              WITHDRAWAL CHARGE:                  (376.34)          (1,062.31)
                                                                                              -----------         -----------

                                                   NET FULL WITHDRAWAL PROCEEDS:              $ 15,000.00         $ 15,000.00

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

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

- on Jan. 1, 2005 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

- on March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

-  on March 1, 2006 the contract value grows to $23,000.


   WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2006 AS FOLLOWS:

   1. Contract value at death:                                                                           $ 23,000.00
                                                                                                         ===========
   2. Purchase payments plus purchase payment credits, minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                           $ 25,250.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,250                                                                                  -1,721.59
         ---------------- =                                                                              -----------
              22,000

         for a death benefit of:                                                                         $ 23,528.41
                                                                                                         ===========
   ROP Death Benefit, calculated as the greatest of these two values:                                                  $ 23,528.41

EXAMPLE -- MAV DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

- on Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000; and

- on March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                           $ 20,500.00
                                                                                                         ===========
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

         Total purchase payments and purchase payment credits:                                           $ 20,200.00
         minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $20,200  =                                                                               -1,377.27
         ----------------                                                                                -----------
              $22,000

         for a death benefit of:                                                                         $ 18,822.73
                                                                                                         ===========

   3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

         Greatest of your contract anniversary contract values:                                          $ 24,000.00
         plus purchase payments and credits made since that anniversary:                                       +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $24,000                                                                                  -1,636.36
         ---------------- =                                                                              -----------
              $22,000

         for a death benefit of:                                                                         $ 22,363.64
                                                                                                         ===========

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE
   THREE VALUES, WHICH IS THE MAV:                                                                                     $ 22,363.64
                                                                                                                       -----------


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

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                           $ 22,800.00
                                                                                                         ===========
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                           $ 25,250.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250                                                                                  -1,558.64
         ---------------- =                                                                              -----------
              $24,300

         for a death benefit of:                                                                         $ 23,691.36
                                                                                                         ===========

   3. THE 5% VARIABLE ACCOUNT FLOOR:

         The variable account floor on Jan. 1, 2005, calculated as:
         1.05 X $20,150 =                                                                                $ 21,157.50
         plus purchase payments and purchase payment credits
         allocated to the subaccounts since that anniversary:                                                  +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 X $21,157.50                                                                               -1,670.33
         ------------------- =                                                                           -----------
               $19,000

         variable account floor benefit:                                                                 $ 19,487.17
         plus the one-year fixed account value:                                                         +$  5,300.00
                                                                                                         ===========
         5% variable account floor (value of the GPAs, the one-year fixed account
         and the variable account floor):                                                                $ 24,787.17

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
   OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                      $ 24,787.17
                                                                                                                       -----------


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

EXAMPLE -- ENHANCED DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:



   1. CONTRACT VALUE AT DEATH:                                                                           $ 22,800.00
                                                                                                         ===========
   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                           $ 25,250.00
         minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250                                                                                  -1,558.64
         ---------------- =                                                                              -----------
             $24,300

         for a death benefit of:                                                                         $ 23,691.36
                                                                                                         ===========

   3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

         The MAV on the immediately preceding anniversary:                                               $ 25,250.00
         plus purchase payments and purchase payment credits made since that anniversary:                      +0.00
         minus adjusted partial withdrawals made since that
         anniversary, calculated as:

         $1,500 X $25,250                                                                                  -1,558.64
         ---------------- =                                                                              -----------
             $24,300

         for a MAV Death Benefit of:                                                                     $ 23,691.36
                                                                                                         ===========

   4. THE 5% VARIABLE ACCOUNT FLOOR:

         The variable account floor on Jan. 1, 2004,
         calculated as: 1.05 X $20,250 =                                                                 $ 21,262.50
         plus purchase payments and purchase payment credits
         allocated to the subaccounts since that anniversary:                                                  +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 X $21,262.50                                                                               -1,678.62
         ------------------- =                                                                           -----------
               $19,000

         variable account floor benefit:                                                                 $ 19,583.88
         plus the one-year fixed account value:                                                            +5,300.00
         5% variable account floor (value of the GPAs, one-year fixed
         account and the variable account floor):                                                        $ 24,883.88
                                                                                                         ===========

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                       $ 24,883.88
                                                                      -                                                -----------


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

APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT
ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $100,000, and you select a 7-year withdrawal charge schedule; and

-  we add a purchase payment credit of $1,000 to your contract.



   The Guaranteed Benefit Amount (GBA) equals your purchase
   payment  plus the purchase payment credit:                                                            $ 101,000
   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
      0.07 X $101,000 =                                                                                  $   7,070
   The Remaining Benefit Amount (RBA) equals your purchase payment
   plus the purchase payment credit:                                                                     $ 101,000
   On Jan. 1, 2005 the contract value grows to $110,000. You decide to step up your benefit.
   The RBA equals 100% of your contract anniversary value:                                               $ 110,000
   The GBA equals 100% of your contract anniversary value:                                               $ 110,000
   The GBP equals 7% of your stepped-up GBA:
      0.07 X $110,000 =                                                                                  $   7,700
   On July 1, 2006 you decide to take a partial withdrawal of $7,700.
   You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
      $110,000 - $7,700 =                                                                                $ 102,300
   The GBA equals the GBA immediately prior to the partial withdrawal:                                   $ 110,000
   The GBP equals 7% of your GBA:
      0.07 X $110,000 =                                                                                  $   7,700
   On Jan. 1, 2007 you make an additional purchase payment of $50,000.
   We add a purchase payment credit of $500 to your contract.
   The new RBA for the contract is equal to your prior RBA plus 100%
   of the additional purchase payment and purchase payment credit:
      $102,300 + $50,500 =                                                                               $ 152,800
   The new GBA for the contract is equal to your prior GBA plus 100%
   of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                                               $ 160,500
   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                                                  $  11,235
   On Jan. 1, 2008 your contract value grows to $200,000. You decide to step up your benefit.
   The RBA equals 100% of your contract anniversary value:                                               $ 200,000
   The GBA equals 100% of your contract anniversary value:                                               $ 200,000
   The GBP equals 7% of your stepped-up GBA:
      0.07 X $200,000 =                                                                                  $  14,000


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2009 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
      (1) your contract value immediately following the partial withdrawal;
            $230,000 - $20,000 =                                                                         $ 210,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
            $200,000 - $20,000 =                                                                         $ 180,000
   Reset RBA = lesser of (1) or (2) =                                                                    $ 180,000
   The GBA gets reset to the lesser of:
      (1) your prior GBA                                                                                 $ 200,000
      OR
      (2) the greater of:
             a. your contract value immediately following the partial withdrawal;
                   $230,000 - $20,000 =                                                                  $ 210,000
             OR
             b. your Reset RBA.                                                                          $ 180,000
      Greater of a. or b. =                                                                              $ 210,000
   Reset GBA = lesser of (1) or (2) =                                                                    $ 200,000
   The Reset GBP is equal to 7% of your Reset GBA:
     0.07 X $200,000 =                                                                                   $  14,000
   On July 1, 2012 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your
   RBA gets reset to the lesser of:
      (1) your contract value immediately following the partial withdrawal;
            $175,000 - $25,000 =                                                                         $ 150,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
            $180,000 - $25,000 =                                                                         $ 155,000
   Reset RBA = lesser of (1) or (2) =                                                                    $ 150,000
   The GBA gets reset to the lesser of:
      (1) your prior GBA;                                                                                $ 200,000
      OR
      (2) the greater of:
             a.your contract value immediately following the partial withdrawal;
                 $175,000 - $25,000 =                                                                    $ 150,000
             OR
             b. your Reset RBA.                                                                          $ 150,000
      Greater of a. or b. =                                                                              $ 150,000
   Reset GBA = lesser of (1) or (2) =                                                                    $ 150,000
   The Reset GBP is equal to 7% of your Reset GBA:
      0.07 X $150,000 =                                                                                  $  10,500


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

-  we immediately add a $1,000 purchase payment credit; and

- you invest all contract value in the subaccounts (Protected Investment Options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

-  the annuitant is male and age 55 at contract issue; and

-  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                    ASSUMED             PURCHASE             MAXIMUM            GUARANTEED
 CONTRACT                                          CONTRACT             PAYMENTS           ANNIVERSARY            INCOME
ANNIVERSARY                                         VALUE              AND CREDITS        VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
--------------------------------------------------------------------------------------------------------------------------------
    1                                            $ 109,000            $ 101,000           $ 109,000           $ 109,000
    2                                              127,000                 none             127,000             127,000
    3                                              134,000                 none             134,000             134,000
    4                                              153,000                 none             153,000             153,000
    5                                               86,000                 none             153,000             153,000
    6                                              122,000                 none             153,000             153,000
    7                                              141,000                 none             153,000             153,000
    8                                              155,000                 none             155,000             155,000
    9                                              142,000                 none             155,000             155,000
   10                                              176,000                 none             176,000             176,000
   11                                              143,000                 none             176,000             176,000
   12                                              150,000                 none             176,000             176,000
   13                                              211,000                 none             211,000             211,000
   14                                              201,000                 none             211,000             211,000
   15                                              206,000                 none             211,000             211,000



(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



 CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
------------------------------------------------------------------------------------------------------------------------------
   10                                             $176,000              $   788.48         $176,000             $   788.48
   11                                              143,000                  656.37          176,000                 807.84
   12                                              150,000                  706.50          176,000                 828.96
   13                                              211,000                1,019.13          211,000               1,019.13
   14                                              201,000                  996.96          211,000               1,046.56
   15                                              206,000                1,048.54          211,000               1,073.99



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



 CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
ANNIVERSARY                                         ASSUMED     PLAN D - LAST SURVIVOR  GUARANTEED INCOME  PLAN D - LAST SURVIVOR
AT EXERCISE                                     CONTRACT VALUE         NO REFUND*           BENEFIT BASE          NO REFUND*
---------------------------------------------------------------------------------------------------------------------------------
   10                                             $176,000                 $633.60         $176,000                $633.60
   11                                              143,000                  526.24          176,000                 647.68
   12                                              150,000                  564.00          176,000                 661.76
   13                                              211,000                  812.35          211,000                 812.35
   14                                              201,000                  793.95          211,000                 833.45
   15                                              206,000                  834.30          211,000                 854.55



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                                GUARANTEED
                                                                                                                  INCOME
                                                    ASSUMED             PURCHASE               5%             BENEFIT BASE -
 CONTRACT                                          CONTRACT             PAYMENTS          ACCUMULATION        5% ACCUMULATION
ANNIVERSARY                                          VALUE             AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------------------------------
    1                                             $109,000             $101,000            $106,050            $109,000
    2                                              127,000                 none             111,353             127,000
    3                                              134,000                 none             116,920             134,000
    4                                              153,000                 none             122,766             153,000
    5                                               86,000                 none             128,904             128,904
    6                                              122,000                 none             135,350             135,350
    7                                              141,000                 none             142,117             142,117
    8                                              155,000                 none             149,223             155,000
    9                                              142,000                 none             156,684             156,684
   10                                              176,000                 none             164,518             176,000
   11                                              143,000                 none             172,744             172,744
   12                                              150,000                 none             181,381             181,381
   13                                              211,000                 none             190,451             211,000
   14                                              201,000                 none             199,973             201,000
   15                                              206,000                 none             209,972             209,972



(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                                            INCOME ASSURER BENEFIT(SM) -
 CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
------------------------------------------------------------------------------------------------------------------------------
   10                                             $176,000              $   788.48         $176,000             $   788.48
   11                                              143,000                  656.37          172,744                 792.90
   12                                              150,000                  706.50          181,381                 854.31
   13                                              211,000                1,019.13          211,000               1,019.13
   14                                              201,000                  996.96          201,000                 996.96
   15                                              206,000                1,048.54          209,972               1,068.76



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                                            INCOME ASSURER BENEFIT(SM) -
 CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR  GUARANTEED INCOME   PLAN D - LAST SURVIVOR
AT EXERCISE                                     CONTRACT VALUE         NO REFUND*          BENEFIT BASE            NO REFUND*
------------------------------------------------------------------------------------------------------------------------------
   10                                             $176,000                 $633.60          $176,000                $633.60
   11                                              143,000                  526.24           172,744                 635.70
   12                                              150,000                  564.00           181,381                 681.99
   13                                              211,000                  812.35           211,000                 812.35
   14                                              201,000                  793.95           201,000                 793.95
   15                                              206,000                  834.30           209,972                 850.39



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                                GUARANTEED
                                                                                                                  INCOME
                                                                                                              BENEFIT BASE -
                                                                                                                GREATER OF
                                ASSUMED            PURCHASE              MAXIMUM               5%                MAV OR 5%
 CONTRACT                      CONTRACT            PAYMENTS            ANNIVERSARY        ACCUMULATION         ACCUMULATION
ANNIVERSARY                      VALUE            AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
------------------------------------------------------------------------------------------------------------------------------
    1                         $109,000            $101,000             $109,000            $106,050            $109,000
    2                          127,000                none              127,000             111,353             127,000
    3                          134,000                none              134,000             116,920             134,000
    4                          153,000                none              153,000             122,766             153,000
    5                           86,000                none              153,000             128,904             153,000
    6                          122,000                none              153,000             135,350             153,000
    7                          141,000                none              153,000             142,117             153,000
    8                          155,000                none              155,000             149,223             155,000
    9                          142,000                none              155,000             156,684             156,684
   10                          176,000                none              176,000             164,518             176,000
   11                          143,000                none              176,000             172,744             176,000
   12                          150,000                none              176,000             181,381             181,381
   13                          211,000                none              211,000             190,451             211,000
   14                          201,000                none              211,000             199,973             211,000
   15                          206,000                none              211,000             209,972             211,000



(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                                     INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
 CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
------------------------------------------------------------------------------------------------------------------------------
   10                                             $176,000              $   788.48         $176,000             $   788.48
   11                                              143,000                  656.37          176,000                 807.84
   12                                              150,000                  706.50          181,381                 854.31
   13                                              211,000                1,019.13          211,000               1,019.13
   14                                              201,000                  996.96          211,000               1,046.56
   15                                              206,000                1,048.54          211,000               1,073.99



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                                     INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
 CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR  GUARANTEED INCOME   PLAN D - LAST SURVIVOR
AT EXERCISE                                     CONTRACT VALUE         NO REFUND*          BENEFIT BASE          NO REFUND*
------------------------------------------------------------------------------------------------------------------------------
   10                                             $176,000                 $633.60         $176,000                $633.60
   11                                              143,000                  526.24          176,000                 647.68
   12                                              150,000                  564.00          181,381                 681.99
   13                                              211,000                  812.35          211,000                 812.35
   14                                              201,000                  793.95          211,000                 833.45
   15                                              206,000                  834.30          211,000                 854.55



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-  you have selected the seven-year withdrawal charge schedule; and

- we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

   On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:



   MAV Death Benefit (contract value):                                                                   $ 110,000
   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                                        +4,000
                                                                                                         ---------
   Total death benefit of:                                                                               $ 114,000
   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:
   MAV Death Benefit (MAV):                                                                              $ 110,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
      0.40 X ($110,000 - $100,000) =                                                                        +4,000
                                                                                                         ---------
   Total death benefit of:                                                                               $ 114,000
   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge
   (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500
   ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:
   MAV Death Benefit (MAV adjusted for partial withdrawals):                                             $  57,619
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
      0.40 X ($57,619 - $55,000) =                                                                          +1,048
                                                                                                         ---------
   Total death benefit of:                                                                               $  58,667


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the  death benefit on Feb. 1, 2006. The reduction in contract value has no effect.
   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:
   MAV Death Benefit (contract value):                                                                   $ 200,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                                 +55,000
                                                                                                         ---------
   Total death benefit of:                                                                               $ 255,000
   On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the
   Benefit Protector(SM) value. The death benefit on July 1, 2013 equals:
   MAV Death Benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                                         $ 249,500
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                                 +55,000
                                                                                                         ---------
   Total death benefit of:                                                                               $ 304,500
   On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes. The death benefit on July 1, 2014 equals:
   MAV Death Benefit (contract value):                                                                   $ 250,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 X ($250,000 - $105,000) =                                                                       +58,000
                                                                                                         ---------
   TOTAL DEATH BENEFIT OF:                                                                                           $ 308,000


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-  you have selected the seven-year withdrawal charge schedule; and

- we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

   On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.



   On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2005 equals:
      MAV Death Benefit (contract value):                                                                $  110,000
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($110,000 - $100,000) =                                                                         +4,000
                                                                                                         ----------
   Total death benefit of:                                                                               $  114,000
   On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:
      MAV Death Benefit (MAV):                                                                           $  110,000
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
      0.40 X ($110,000 - $100,000) =                                                                         +4,000
      plus 10% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.10 X $100,000 =                                                       +10,000
                                                                                                         ----------
   Total death benefit of:                                                                               $  124,000
   On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge.
   We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
   $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1,
   2006 equals:
      MAV Death Benefit (MAV adjusted for partial withdrawals):                                          $   57,619
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
      0.40 X ($57,619 - $55,000) =                                                                           +1,048
      plus 10% of purchase payments made within 60 days of contract
      issue and not previously withdrawn: 0.10 X $55,000 =                                                   +5,500
                                                                                                         ----------
   Total death benefit of:                                                                               $   64,167



   On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old.
   Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:
      MAV Death Benefit (contract value):                                                                $  200,000
      plus the Benefit Protector(SM) Plus benefit which equals
      40% of earnings at death, up to a maximum of 100%
      of purchase payments not previously withdrawn
      that are one or more years old                                                                        +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                                         +11,000
                                                                                                         ----------
   Total death benefit of:                                                                               $  266,000
   On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the
   Benefit Protector(SM) Plus value. The death benefit on July 1, 2013 equals:
      MAV Death Benefit (contract value less any purchase payment credits
      added in the last 12 months):                                                                      $  249,500
      plus the Benefit Protector(SM) Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                                        +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                                         +11,000
                                                                                                         ----------
   Total death benefit of:                                                                               $  315,500
   On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2014 equals:
      MAV Death Benefit (contract value):                                                                $  250,000
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($250,000 - $105,000) =                                                                        +58,000
      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 X $55,000 =                                                        +11,000
                                                                                                         ----------
   TOTAL DEATH BENEFIT OF:                                                                                           $ 319,000



          EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

[GRAPHIC]

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, ISSUER
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437


OSCAR #569142
45308 A (4/04)

PROSPECTUS

APRIL 30, 2004


WELLS FARGO

ADVANTAGE(R) SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474

           Telephone: (800) 333-3437
           (Home Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


American Express(R) Variable Portfolio Funds

AIM Variable Insurance Funds, Series II Shares

AllianceBernstein Variable Products Series Fund, Inc. (Class B)

American Century(R) Variable Portfolios, Inc., Class II

Dreyfus Investment Portfolios, Service Share Class

Dreyfus Variable Investment Fund, Service Share Class

Fidelity(R) Variable Insurance Products Service Class 2

Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT - Class 2)

Goldman Sachs Variable Insurance Trust (VIT)

Oppenheimer Variable Account Funds, Service Shares

Putnam Variable Trust - Class IB Shares

Van Kampen Life Investment Trust Class II Shares

Wanger Advisors Trust

Wells Fargo Variable Trust Funds


Please read the prospectuses carefully and keep them for future reference.


Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                   3
THE CONTRACT IN BRIEF                                                       5
EXPENSE SUMMARY                                                             7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                12
FINANCIAL STATEMENTS                                                       17
THE VARIABLE ACCOUNT AND THE FUNDS                                         18
GUARANTEE PERIOD ACCOUNTS (GPAs)                                           25
THE ONE-YEAR FIXED ACCOUNT                                                 26
BUYING YOUR CONTRACT                                                       27
CHARGES                                                                    30
VALUING YOUR INVESTMENT                                                    35
MAKING THE MOST OF YOUR CONTRACT                                           36
WITHDRAWALS                                                                40
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                       41
CHANGING OWNERSHIP                                                         41
BENEFITS IN CASE OF DEATH                                                  42
OPTIONAL BENEFITS                                                          44
THE ANNUITY PAYOUT PERIOD                                                  53
TAXES                                                                      56
VOTING RIGHTS                                                              59
SUBSTITUTION OF INVESTMENTS                                                59
ABOUT THE SERVICE PROVIDERS                                                60
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                      61
ADDITIONAL INFORMATION                                                     68
EXPERTS                                                                    68
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION           69
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION               85
APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)                       87
APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE                89
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES                                  90
APPENDIX D: EXAMPLE -- DEATH BENEFITS                                      92
APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER              95
APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS                   97
APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER          102
APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER     104


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


-   Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


-   Roth IRAs under Section 408A of the Code

-   Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-   Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the separate variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Internal Revenue Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. But a qualified annuity has features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 18)

- the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 25)

- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 26)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 27)


MINIMUM INITIAL PURCHASE PAYMENT
  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for Systematic Investment Plans (SIPs)
  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For contracts issued in Alabama, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.

For contracts issued in Massachusetts, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 38)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 40)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 41)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 42)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 44)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 53)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 56)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                        SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0

*   The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



                                                           AND YOUR AIR IS 3.5%, THEN               AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                 YOUR DISCOUNT RATE PERCENT (%) IS:       YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                                 6.00%                                    7.50%
Five-year withdrawal charge schedule                                  6.15%                                    7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                                 6.20%                                    6.35%
Five-year withdrawal charge schedule                                  7.70%                                    7.85%


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE(1), A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
                                                         EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP Death Benefit                                             1.00%                     0.15%                      1.15%
 MAV Death Benefit                                             1.20                      0.15                       1.35
 5% Accumulation Death Benefit                                 1.35                      0.15                       1.50
 Enhanced Death Benefit                                        1.40                      0.15                       1.55

 NONQUALIFIED ANNUITIES
 ROP Death Benefit                                             1.15                      0.15                       1.30
 MAV Death Benefit                                             1.35                      0.15                       1.50
 5% Accumulation Death Benefit                                 1.50                      0.15                       1.65
 Enhanced Death Benefit                                        1.55                      0.15                       1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 QUALIFIED ANNUITIES
 ROP Death Benefit                                             1.20%                     0.15%                      1.35%
 MAV Death Benefit                                             1.40                      0.15                       1.55
 5% Accumulation Death Benefit                                 1.55                      0.15                       1.70
 Enhanced Death Benefit                                        1.60                      0.15                       1.75

 NONQUALIFIED ANNUITIES
 ROP Death Benefit                                             1.35                      0.15                       1.50
 MAV Death Benefit                                             1.55                      0.15                       1.70
 5% Accumulation Death Benefit                                 1.70                      0.15                       1.85
 Enhanced Death Benefit                                        1.75                      0.15                       1.90



(1) If both you and the annuitant are age 80 or older, the ROP Death Benefit will apply. If both you and the annuitant are age 79 or younger at contract issue you may select any one of the above death benefits in states where approved. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE(1)                                                                              $40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE(2)                                                0.25%*

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE(2)                                      0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE(3)                                             MAXIMUM: 2.50%       CURRENT: 0.55%*
(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE(4)                                             MAXIMUM: 2.50%       CURRENT: 0.55%*

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER  FEE(4)                   MAXIMUM: 2.75%       CURRENT: 0.70%*

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE(4)  MAXIMUM: 3.00%       CURRENT: 0.75%*
(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)



*   This fee applies only if you elect this optional feature.

(1)  Some states limit any contract charge allocated to the fixed account.

(2) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.

(3) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(4) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                        MINIMUM                       MAXIMUM
Total expenses before contractual fee waivers and/or expense reimbursements              .64%                          2.04%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                      GROSS TOTAL
                                                                                   MANAGEMENT     12b-1      OTHER      ANNUAL
                                                                                      FEES        FEES     EXPENSES    EXPENSES
AXP(R) Variable Portfolio
        Capital Resource Fund                                                          .64%       .13%       .08%       .85%(1)
        Diversified Bond Fund                                                          .60        .13        .08        .81(1)
        Diversified Equity Income Fund                                                 .53        .13        .10        .76(1)
        Emerging Markets Fund                                                         1.13        .13        .78       2.04(2)
        Equity Select Fund                                                             .68        .13        .25       1.06(1)
        Growth Fund                                                                    .65        .13        .21        .99(1)
        High Yield Bond Fund                                                           .62        .13        .08        .83(1)
        New Dimensions Fund(R)                                                         .62        .13        .07        .82(1)
        Partners Select Value Fund                                                     .81        .13        .46       1.40(3)
        Partners Small Cap Value Fund                                                  .99        .13        .43       1.55(1)
        S&P 500 Index Fund                                                             .29        .13        .22        .64(2)
        Short Duration U.S. Government Fund                                            .61        .13        .08        .82(1)
AIM V.I
        AIM V.I. Capital Appreciation Fund, Series II Shares                           .61        .25        .24       1.10(4)
        AIM V.I. Capital Development Fund, Series II Shares                            .75        .25        .38       1.38(4)
AllianceBernstein Variable Products Series Fund, Inc.
        AllianceBernstein VP Growth and Income Portfolio (Class B)                     .63        .25        .03        .91(5)
        AllianceBernstein VP International Value Portfolio (Class B)                  1.00        .25        .49       1.74(6)
American Century(R) Variable Portfolios, Inc.
        VP Inflation Protection, Class II                                              .50        .25         --        .75(7),(8)
        VP Value, Class II                                                             .85        .25         --       1.10(7)
Dreyfus
        Investment Portfolios Technology Growth Portfolio, Service Share Class         .75        .25        .13       1.13(5)
        Variable Investment Fund Appreciation Portfolio, Service Share Class           .75        .25        .05       1.05(5)
Fidelity(R) VIP
        Contrafund(R) Portfolio Service Class 2                                        .58        .25        .10        .93(9)
        Mid Cap Portfolio Service Class 2                                              .58        .25        .12        .95(9)
        Overseas Portfolio Service Class 2                                             .73        .25        .18       1.16(9)
FTVIPT
        Franklin Income Securities Fund - Class 2                                      .48        .25        .03        .76(10),(11)
        Franklin Real Estate Fund - Class 2                                            .50        .25        .03        .78(10),(11)
        Templeton Global Income Securities Fund - Class 2                              .63        .25        .13       1.01(10)


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                      GROSS TOTAL
                                                                                   MANAGEMENT     12b-1      OTHER      ANNUAL
                                                                                      FEES        FEES     EXPENSES    EXPENSES
Goldman Sachs VIT
        Mid Cap Value Fund                                                             .80%        --%       .11%       .91%(12)
Oppenheimer Variable Account Funds
        Global Securities Fund/VA, Service Shares                                      .63        .25        .05        .93(5)
        Main Street Small Cap Fund/VA, Service Shares                                  .75        .25        .23       1.23(5)
        Strategic Bond Fund/VA, Service Shares                                         .72        .25        .05       1.02(5)
Putnam Variable Trust
        Putnam VT Health Sciences Fund - Class IB Shares                               .70        .25        .14       1.09(5)
        Putnam VT Small Cap Value Fund - Class IB Shares                               .79        .25        .12       1.16(5)
Van Kampen
        Life Investment Trust Comstock Portfolio Class II Shares                       .60        .25        .05        .90(5)
Wanger
        U.S. Smaller Companies                                                         .93         --        .05        .98(13)
Wells Fargo VT
        Asset Allocation Fund                                                          .55        .25        .22       1.02(14)
        Equity Income Fund                                                             .55        .25        .26       1.06(14)
        Equity Value Fund                                                              .55        .25        .40       1.20(14)
        Growth Fund                                                                    .55        .25        .33       1.13(14)
        International Equity Fund                                                      .75        .25        .59       1.59(14)
        Large Company Growth Fund                                                      .55        .25        .26       1.06(14)
        Money Market Fund                                                              .40        .25        .24        .89(14)
        Small Cap Growth Fund                                                          .75        .25        .25       1.25(14)
        Total Return Bond Fund                                                         .45        .25        .27        .97(14)



We or an affiliate may receive all or part of the 12b-1 fees charged by a fund at the rate disclosed in the table above, and in the fund's prospectus, for distribution services we or an affiliate provide. We may also receive compensation from an adviser, distributor or other affiliate of a fund for administrative services we or an affiliate provide. The rate of compensation we receive from a fund for these services may be based on fund assets attributable to the contracts and to other variable insurance products that we and our affiliates issue. Depending on the amount of average daily net assets invested in the fund, the amounts paid may be significant.

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.

(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2003. Through April 30, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.75% for AXP(R) Variable Portfolio - Emerging Markets Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

(3) The Fund's expense figures are based on estimated expenses, before fee waivers and expense reimbursements. Through Aug. 31, 2004, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund average daily net assets.

(4) Figures shown in the table are for the year ended Dec. 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(5) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2003.

(6)  For all of 2003, AllianceBernstein VP International Value Portfolio (Class
     B) was capped at 1.45%. The cap will be removed effective on May 1, 2004. After such waivers, "Management fees," "Other expenses" and "Gross total annual expenses" would be 0.80%, 0.40% and 1.45%.

(7) The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

(8) An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

(9) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

(10) The Fund administration fee is paid indirectly through the management fee.

(11) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

(12) The adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Because of assets levels for the period ended Dec. 31, 2003, there were no expense reductions and limitations for the Goldman Sachs VIT Mid Cap Value Fund for the period covered by their annual report. In no event would the "Other expenses" for the Goldman Sachs VIT Mid Cap Value Fund exceed 0.25% of the Fund's average daily net assets. The expense limitation for the Goldman Sachs VIT Mid Cap Value Fund may be discontinued or modified by the Investment Adviser at its discretion at anytime.

(13) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Gross total annual expenses" are based on actual expenses for the fiscal year ended Dec. 31, 2003. Columbia Wanger Asset Management, L.P. will reimburse the Fund if its annual operating expenses exceed 2% of average daily net assets. This commitment expires on April 30, 2004.

(14) Other expenses have been adjusted as necessary from amounts incurred during the Funds' most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2005 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo VT Asset Allocation Fund, 1.00% for Wells Fargo VT Equity Income Fund, 1.00% for Wells Fargo VT Equity Value Fund, 1.00% for Wells Fargo VT Growth Fund, 1.00% for Wells Fargo VT International Equity Fund, 1.00% for Well Fargo VT Large Company Growth Fund, 0.75% for Wells Fargo VT Money Market Fund, 1.20% for Wells Fargo VT Small Cap Growth Fund and 0.90% for Wells Fargo VT Total Return Bond Fund.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $1,838.98  $3,884.79  $5,033.91  $10,512.61  $1,038.98  $3,184.79  $4,433.91  $10,512.61
Five-year withdrawal charge schedule     1,859.48   3,842.25   4,722.79   10,654.52   1,059.48   3,242.25   4,522.79   10,654.52

QUALIFIED ANNUITY                          1 YEAR    3 YEARS    5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $1,823.60  $3,841.54  $4,966.74  $10,404.08  $1,023.60  $3,141.54  $4,366.74  $10,404.08
Five-year withdrawal charge schedule     1,844.10   3,799.18   4,656.21   10,548.39   1,044.10   3,199.18   4,456.21   10,548.39



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $1,003.98  $1,330.22  $1,682.07  $ 2,334.07  $  203.98  $  630.22  $1,082.07  $ 2,334.07
Five-year withdrawal charge schedule     1,024.48   1,292.15   1,385.95    2,544.54     224.48     692.15   1,185.95    2,544.54

QUALIFIED ANNUITY                          1 YEAR    3 YEARS    5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $  988.60  $1,283.60  $1,603.59  $ 2,173.47  $  188.60  $  583.60  $1,003.59  $ 2,173.47
Five-year withdrawal charge schedule     1,009.10   1,245.73   1,308.12    2,387.08     209.10     645.73   1,108.12    2,387.08



* In these examples, the $40 contract administrative charge is estimated as a .050% charge. This estimate is based on administrative contract charges collected during the year under a similar class of contracts we no longer offer in states where the contracts described in this prospectus have been approved for sale but under which we continue to accept purchase payments. We divided the total amount of such charges by the total average net assets attributable to those contracts.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for some of the subaccounts because they are new and do not have any history. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                   2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT PBND2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (11/11/1999)
Accumulation unit value at beginning of period                                    $   1.17  $   1.12  $   1.05  $   1.01  $   1.00
Accumulation unit value at end of period                                          $   1.20  $   1.17  $   1.12  $   1.05  $   1.01
Number of accumulation units outstanding at end of period (000 omitted)                 31        32        24        --        --

SUBACCOUNT PDEI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (11/11/1999)
Accumulation unit value at beginning of period                                    $   0.81  $   1.01  $   1.00  $   1.02  $   1.00
Accumulation unit value at end of period                                          $   1.13  $   0.81  $   1.01  $   1.00  $   1.02
Number of accumulation units outstanding at end of period (000 omitted)                 25        25        26        --        --

SUBACCOUNT PEMK2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND) (10/23/2000)
Accumulation unit value at beginning of period                                    $   0.84  $   0.90  $   0.92  $   1.00        --
Accumulation unit value at end of period                                          $   1.17  $   0.84  $   0.90  $   0.92        --
Number of accumulation units outstanding at end of period (000 omitted)                 18        27        11        --        --

SUBACCOUNT PEXI2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (11/11/1999)
Accumulation unit value at beginning of period                                    $   0.89  $   0.96  $   0.92  $   1.03  $   1.00
Accumulation unit value at end of period                                          $   1.10  $   0.89  $   0.96  $   0.92  $   1.03
Number of accumulation units outstanding at end of period (000 omitted)                 81        96        40        --        --

SUBACCOUNT PNDM2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (11/11/1999)
Accumulation unit value at beginning of period                                    $   0.66  $   0.85  $   1.04  $   1.15  $   1.00
Accumulation unit value at end of period                                          $   0.81  $   0.66  $   0.85  $   1.04  $   1.15
Number of accumulation units outstanding at end of period (000 omitted)                294       339        58         9        --

SUBACCOUNT PSPF2 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (10/23/2000)
Accumulation unit value at beginning of period                                    $   0.63  $   0.82  $   0.94  $   1.00        --
Accumulation unit value at end of period                                          $   0.79  $   0.63  $   0.82  $   0.94        --
Number of accumulation units outstanding at end of period (000 omitted)                418       377       162        --        --



VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                  2003
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UESL5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                 2

SUBACCOUNT UGRO5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                14

SUBACCOUNT USVA5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                82

SUBACCOUNT UFIF5 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.00
Number of accumulation units outstanding at end of period (000 omitted)                                             1,013

SUBACCOUNT UAAC5 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                 7


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                  2003
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UAAD5 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                                                59

SUBACCOUNT UGIP5 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.33
Number of accumulation units outstanding at end of period (000 omitted)                                               102

SUBACCOUNT UFCO5 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                             1,254

SUBACCOUNT UFMC5 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.39
Number of accumulation units outstanding at end of period (000 omitted)                                               424

SUBACCOUNT UFOV5 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                38

SUBACCOUNT URES5 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                30

SUBACCOUNT UOGS5 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                65

SUBACCOUNT UOSM5 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                                               146

SUBACCOUNT USTB5 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                             1,246

SUBACCOUNT UHSC5 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                40

SUBACCOUNT UVCP5 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.31
Number of accumulation units outstanding at end of period (000 omitted)                                                80


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                   2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR3 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.51    $  0.67    $  0.83    $  1.00
Accumulation unit value at end of period                                           $  0.65    $  0.51    $  0.67    $  0.83
Number of accumulation units outstanding at end of period (000 omitted)                384        138        565        479

SUBACCOUNT WISE3 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.96    $  0.98    $  0.99    $  1.00
Accumulation unit value at end of period                                           $  1.25    $  0.96    $  0.98    $  0.99
Number of accumulation units outstanding at end of period (000 omitted)              2,346      1,370      1,111        101

SUBACCOUNT WMCV3 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  1.47    $  1.56    $  1.41    $  1.00
Accumulation unit value at end of period                                           $  1.85    $  1.47    $  1.56    $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                906        799        626        220

SUBACCOUNT SUSC2 (INVESTING IN SHARES OF WANGER U.S. SMALLER COMPANIES) (5/1/2000)
Accumulation unit value at beginning of period                                     $  0.93    $  1.14    $  1.04    $  1.00
Accumulation unit value at end of period                                           $  1.32    $  0.93    $  1.14    $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                107         67         77         31

SUBACCOUNT WAAL3 (INVESTING IN SHARES OF WELLS FARGO VT ASSET ALLOCATION FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.77    $  0.90    $  0.98    $  1.00
Accumulation unit value at end of period                                           $  0.93    $  0.77    $  0.90    $  0.98
Number of accumulation units outstanding at end of period (000 omitted)              8,104      7,521      7,089      2,048

SUBACCOUNT WEQI3 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.83    $  1.05    $  1.13    $  1.00
Accumulation unit value at end of period                                           $  1.04    $  0.83    $  1.05    $  1.13
Number of accumulation units outstanding at end of period (000 omitted)              3,317      3,205      1,972        437

SUBACCOUNT WEQV3 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.75    $  1.00    $  1.09    $  1.00
Accumulation unit value at end of period                                           $  0.93    $  0.75    $  1.00    $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                883        714        448         53

SUBACCOUNT WGRO3 (INVESTING IN SHARES OF WELLS FARGO VT GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.51    $  0.69    $  0.87    $  1.00
Accumulation unit value at end of period                                           $  0.62    $  0.51    $  0.69    $  0.87
Number of accumulation units outstanding at end of period (000 omitted)                783        534        367        206

SUBACCOUNT WIEQ3 (INVESTING IN SHARES OF WELLS FARGO VT INTERNATIONAL EQUITY FUND) (7/3/2000)
Accumulation unit value at beginning of period                                     $  0.56    $  0.74    $  0.89    $  1.00
Accumulation unit value at end of period                                           $  0.72    $  0.56    $  0.74    $  0.89
Number of accumulation units outstanding at end of period (000 omitted)                667        537        375         74

SUBACCOUNT WLCG3 (INVESTING IN SHARES OF WELLS FARGO VT LARGE COMPANY GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.52    $  0.74    $  0.95    $  1.00
Accumulation unit value at end of period                                           $  0.65    $  0.52    $  0.74    $  0.95
Number of accumulation units outstanding at end of period (000 omitted)             10,578     10,235     10,689      4,598

SUBACCOUNT WMMK3 (INVESTING IN SHARES OF WELLS FARGO VT MONEY MARKET FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  1.04    $  1.04    $  1.02    $  1.00
Accumulation unit value at end of period                                           $  1.03    $  1.04    $  1.04    $  1.02
Number of accumulation units outstanding at end of period (000 omitted)              3,637      5,843      8,907      2,106

SUBACCOUNT WSCG3 (INVESTING IN SHARES OF WELLS FARGO VT SMALL CAP GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.25    $  0.41    $  0.56    $  1.00
Accumulation unit value at end of period                                           $  0.35    $  0.25    $  0.41    $  0.56
Number of accumulation units outstanding at end of period (000 omitted)              3,200      3,011      3,655      2,209

SUBACCOUNT WCBD3 (INVESTING IN SHARES OF WELLS FARGO VT TOTAL RETURN BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  1.19    $  1.12    $  1.06    $  1.00
Accumulation unit value at end of period                                           $  1.27    $  1.19    $  1.12    $  1.06
Number of accumulation units outstanding at end of period (000 omitted)              1,482      1,583      1,373        321


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                   2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT WCAR1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.51    $  0.67    $  0.83    $  1.00
Accumulation unit value at end of period                                           $  0.65    $  0.51    $  0.67    $  0.83
Number of accumulation units outstanding at end of period (000 omitted)                 --         --         --         --

SUBACCOUNT WEXI1 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.83    $  0.90    $  0.87    $  1.00
Accumulation unit value at end of period                                           $  1.02    $  0.83    $  0.90    $  0.87
Number of accumulation units outstanding at end of period (000 omitted)                325         80         90          8

SUBACCOUNT WISE1 (INVESTING IN SHARES OF FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.96    $  0.98    $  0.99    $  1.00
Accumulation unit value at end of period                                           $  1.24    $  0.96    $  0.98    $  0.99
Number of accumulation units outstanding at end of period (000 omitted)              1,118        777        413        157

SUBACCOUNT WMCV1 (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  1.46    $  1.56    $  1.41    $  1.00
Accumulation unit value at end of period                                           $  1.84    $  1.46    $  1.56    $  1.41
Number of accumulation units outstanding at end of period (000 omitted)                550        386        321         60

SUBACCOUNT WAAL1 (INVESTING IN SHARES OF WELLS FARGO VT ASSET ALLOCATION FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.77    $  0.90    $  0.98    $  1.00
Accumulation unit value at end of period                                           $  0.92    $  0.77    $  0.90    $  0.98
Number of accumulation units outstanding at end of period (000 omitted)              2,853      2,230      1,777        480

SUBACCOUNT WEQI1 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY INCOME FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.83    $  1.05    $  1.12    $  1.00
Accumulation unit value at end of period                                           $  1.03    $  0.83    $  1.05    $  1.12
Number of accumulation units outstanding at end of period (000 omitted)              1,429        993        522        104

SUBACCOUNT WEQV1 (INVESTING IN SHARES OF WELLS FARGO VT EQUITY VALUE FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.75    $  1.00    $  1.09    $  1.00
Accumulation unit value at end of period                                           $  0.92    $  0.75    $  1.00    $  1.09
Number of accumulation units outstanding at end of period (000 omitted)                467        336        307        136

SUBACCOUNT WGRO1 (INVESTING IN SHARES OF WELLS FARGO VT GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.50    $  0.69    $  0.87    $  1.00
Accumulation unit value at end of period                                           $  0.61    $  0.50    $  0.69    $  0.87
Number of accumulation units outstanding at end of period (000 omitted)                230        152         95         42

SUBACCOUNT WIEQ1 (INVESTING IN SHARES OF WELLS FARGO VT INTERNATIONAL EQUITY FUND) (7/3/2000)
Accumulation unit value at beginning of period                                     $  0.56    $  0.73    $  0.89    $  1.00
Accumulation unit value at end of period                                           $  0.72    $  0.56    $  0.73    $  0.89
Number of accumulation units outstanding at end of period (000 omitted)                305        140         62          6

SUBACCOUNT WLCG1 (INVESTING IN SHARES OF WELLS FARGO VT LARGE COMPANY GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.52    $  0.74    $  0.95    $  1.00
Accumulation unit value at end of period                                           $  0.65    $  0.52    $  0.74    $  0.95
Number of accumulation units outstanding at end of period (000 omitted)              4,072      3,190      2,622      1,011

SUBACCOUNT WMMK1 (INVESTING IN SHARES OF WELLS FARGO VT MONEY MARKET FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  1.04    $  1.04    $  1.02    $  1.00
Accumulation unit value at end of period                                           $  1.03    $  1.04    $  1.04    $  1.02
Number of accumulation units outstanding at end of period (000 omitted)              1,085      1,248      1,117        404

SUBACCOUNT WSCG1 (INVESTING IN SHARES OF WELLS FARGO VT SMALL CAP GROWTH FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  0.25    $  0.41    $  0.56    $  1.00
Accumulation unit value at end of period                                           $  0.35    $  0.25    $  0.41    $  0.56
Number of accumulation units outstanding at end of period (000 omitted)              1,396        976        911        445

SUBACCOUNT WCBD1 (INVESTING IN SHARES OF WELLS FARGO VT TOTAL RETURN BOND FUND) (3/3/2000)
Accumulation unit value at beginning of period                                     $  1.18    $  1.12    $  1.06    $  1.00
Accumulation unit value at end of period                                           $  1.26    $  1.18    $  1.12    $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                627        579        548         68


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                                  2003
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT UBND8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                63

SUBACCOUNT UDEI8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                 9

SUBACCOUNT UESL8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.26
Number of accumulation units outstanding at end of period (000 omitted)                                                --

SUBACCOUNT UGRO8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - GROWTH FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.22
Number of accumulation units outstanding at end of period (000 omitted)                                                --

SUBACCOUNT UNDM8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R)) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.25
Number of accumulation units outstanding at end of period (000 omitted)                                                37

SUBACCOUNT USVA8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.40
Number of accumulation units outstanding at end of period (000 omitted)                                                 3

SUBACCOUNT USPF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.28
Number of accumulation units outstanding at end of period (000 omitted)                                                22

SUBACCOUNT UFIF8 (INVESTING IN SHARES OF AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  0.99
Number of accumulation units outstanding at end of period (000 omitted)                                               234

SUBACCOUNT UAAC8 (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                --

SUBACCOUNT UAAD8 (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.35
Number of accumulation units outstanding at end of period (000 omitted)                                                 1

SUBACCOUNT UGIP8 (INVESTING IN SHARES OF ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B)) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.32
Number of accumulation units outstanding at end of period (000 omitted)                                                47

SUBACCOUNT UFCO8 (INVESTING IN SHARES OF FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                               205

SUBACCOUNT UFMC8 (INVESTING IN SHARES OF FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.38
Number of accumulation units outstanding at end of period (000 omitted)                                               143

SUBACCOUNT UFOV8 (INVESTING IN SHARES OF FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                 5


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                                  2003
---------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT URES8 (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.36
Number of accumulation units outstanding at end of period (000 omitted)                                                --

SUBACCOUNT UOGS8 (INVESTING IN SHARES OF OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.46
Number of accumulation units outstanding at end of period (000 omitted)                                                 4

SUBACCOUNT UOSM8 (INVESTING IN SHARES OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.44
Number of accumulation units outstanding at end of period (000 omitted)                                                29

SUBACCOUNT USTB8 (INVESTING IN SHARES OF OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               141

SUBACCOUNT UHSC8 (INVESTING IN SHARES OF PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.19
Number of accumulation units outstanding at end of period (000 omitted)                                                10

SUBACCOUNT UVCP8 (INVESTING IN SHARES OF VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES) (1/29/2003)
Accumulation unit value at beginning of period                                                                    $  1.00
Accumulation unit value at end of period                                                                          $  1.30
Number of accumulation units outstanding at end of period (000 omitted)                                                25


FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include the audited financial statements for some subaccounts because they are new and do not have any activity as of the date of the financial statements.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT: The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.


Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include financial and distribution considerations that benefit us and/or the selling firm that distributes this contract.

This contract is a "private label" variable annuity. This means that the funds available under the contract include funds sponsored by the distributor (or an affiliate of the distributor). The distributor chooses these funds for us subject to our approval. Purchase payments and contract values invested in Wells Fargo Variable Trust Funds are generally more profitable for the distributor and its affiliates than investments in the other funds available under the contract. In contrast, purchase payments and contract values invested in the AXP(R) Variable Portfolio Funds and the other funds we select that are not affiliated with Wells Fargo Variable Trust Funds are generally more profitable for us and our affiliates. We or one of our affiliates may receive compensation from the funds including, but not limited to, 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds").

A broker dealer affiliate of ours may distribute publicly-traded retail mutual funds that are managed by the same investment manager or adviser as one or more of the underlying funds. Similarly, the same unaffiliated investment manager or adviser may subadvise both publicly-traded retail mutual funds sponsored by one of our affiliates as well as certain portfolios of the AXP(R) Variable Portfolio Funds, which may or may not be available under the contract.

Some of these arrangements or relationships may also influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular subaccount.


All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -    Capital appreciation. Invests primarily in U.S. common       American Express Financial
Capital Resource Fund          stocks of companies with market capitalization of at least   Corporation (AEFC)
                               $5 billion.

AXP(R) Variable Portfolio -    High level of current income while attempting to conserve    AEFC
Diversified Bond Fund          the value of the investment and continuing a high level of income for the longest period of time. Under normal
                               market conditions, the Fund invests at least 80% of its net assets in bonds and other debt obligations.

AXP(R) Variable Portfolio -    High level of current income and, as a secondary goal,       AEFC
Diversified Equity             steady growth of capital. Under normal market conditions,
Income Fund                    the Fund invests at least 80% of its net assets in
                               dividend-paying common and preferred stocks.

AXP(R) Variable Portfolio -    Long-term capital growth. Under normal market                AEFC, adviser; American Express
Emerging Markets Fund          conditions, the Fund invests at least 80% of its net assets  Asset Management International,
                               in equity securities of emerging market companies.           Inc., a wholly-owned subsidiary of
                                                                                            AEFC, subadviser.

AXP(R) Variable Portfolio -    Growth of capital. Under normal market conditions, the       AEFC
Equity Select Fund             Fund invests at least 80% of its net assets in equity
                               securities of medium-sized companies.

AXP(R) Variable Portfolio -    Long-term capital growth. Invests primarily in common        AEFC
Growth Fund                    stocks that appear to offer growth opportunities.

AXP(R) Variable Portfolio -    High current income, with capital growth as a secondary      AEFC
High Yield Bond Fund           objective. Under normal market conditions, the Fund
                               invests at least 80% of its net assets in high-yielding,
                               high-risk corporate bonds (junk bonds) issued by U.S. and
                               foreign companies and governments.

AXP(R) Variable Portfolio -    Long-term growth of capital. Invests primarily in common     AEFC
New Dimensions Fund(R)         stocks showing potential for significant growth.

AXP(R) Variable Portfolio -    Long-term growth of capital. Invests primarily in common     AEFC, advisor; GAMCO Investors,
Partners Select                stocks, preferred stocks and securities convertible into     Inc., subadvisor.
Value Fund                     common stocks that are listed on a nationally recognized
                               securities exchange or traded on the NASDAQ National
                               Market System of the National Association of Securities
                               Dealers. The Fund invests in midcap companies as well as
                               companies with larger and smaller market capitalizations.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -    Long-term capital appreciation. Non-diversified mutual       AEFC, adviser; Goldman Sachs
Partners Small Cap             fund that invests primarily in equity securities. Under      Asset Management, L.P.,
Value Fund                     normal market conditions, at least 80% of its net assets     Royce & Associates, LLC,
                               will be invested in companies with market capitalization     Donald Smith & Co., Inc.,
                               of less than $2 billion, which also includes micro           Franklin Portfolio Associates LLC
                               capitalization companies with market capitalization of less  and Barrow, Hanley, Mewhinney &
                               than $400 million, at the time of investment.                Strauss, Inc., subadvisers.

AXP(R) Variable Portfolio -    Long-term capital appreciation. Non-diversified              AEFC
S&P 500 Index Fund             mutual fund that invests primarily in securities of
                               large-capitalization stocks of U.S. companies that are
                               expected to provide investment results that correspond
                               to the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio -    A high level of current income and safety of principal       AEFC
Short Duration U.S.            consistent with an investment in U.S. government and
Government Fund                government agency securities. Under normal market
                               conditions, at least 80% of the Fund's net assets are
                               invested in securities issued or guaranteed as to
                               principal and interest by the U.S. government, its
                               agencies or instrumentalities.

AIM V.I. Capital               Growth of capital. Invests principally in common stocks of   A I M Advisors, Inc.
Appreciation Fund,             companies likely to benefit from new or innovative
Series II Shares               products, services or processes as well as those with
                               above-average long-term growth and excellent prospects
                               for future growth. The Fund may invest up to 25% of its
                               assets in foreign securities.

AIM V.I. Capital               Long-term growth of capital. Invests primarily in            A I M Advisors, Inc.
Development Fund,              securities (including common stocks, convertible
Series II Shares               securities and bonds) of small- and medium-sized
                               companies. The Fund may invest up to 25% of its assets in
                               foreign securities.

AllianceBernstein VP           Reasonable current income and reasonable appreciation.       Alliance Capital Management L.P.
Growth and Income              Invests primarily in dividend-paying common stocks of
Portfolio (Class B)            good quality.

AllianceBernstein VP           Long-term growth of capital. Invests primarily in a          Alliance Capital Management L.P.
International Value            diversified portfolio of foreign equity securities.
Portfolio (Class B)

American Century(R)            Pursues long-term total return using a strategy that seeks   American Century Investment
VP Inflation Protection,       to protect against U.S. inflation.                           Management, Inc.
Class II


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
American Century(R)            Long-term capital growth, with income as a secondary         American Century Investment
VP Value, Class II             objective. Invests primarily in stocks of companies          Management, Inc.
                               that management believes to be undervalued at the time
                               of purchase.

Dreyfus Investment             Seeks capital appreciation. The Fund invests, under          The Dreyfus Corporation
Portfolios Technology          normal circumstances, at least 80% of its assets in the
Growth Portfolio,              stocks of growth companies of any size that Dreyfus
Service Share Class            believes to be leading producers or beneficiaries of
                               technological innovation. Up to 25% of the portfolio's
                               assets may be invested in foreign securities.
                               The portfolio's stock investments may include common
                               stocks, preferred stocks and convertible securities.

Dreyfus Variable               Long-term capital growth consistent with the preservation    The Dreyfus Corporation - Fayez
Investment Fund                of capital; current income is a secondary goal.              Sarofim & Co. is the portfolio's
Appreciation Portfolio,        The portfolio invests in common stocks focusing on           sub-investment advisor.
Service Share Class            "blue chip" companies with total market capitalizations
                               of more than $5 billion at the time of purchase, including multinational companies. These established companies
                               have demonstrated sustained patterns of profitability,
                               strong balance sheets, an expanding global presence and
                               the potential to achieve predictable, above average
                               earnings growth.

Fidelity(R) VIP                Seeks long-term capital appreciation. Normally invests       Fidelity Management & Research
Contrafund(R) Portfolio        primarily in common stocks. Invests in securities of         Company (FMR), investment
Service Class 2                companies whose value it believes is not fully recognized    manager; FMR U.K. and FMR Far
                               by the public. Invests in either "growth" stocks or          East, sub-investment advisers.
                               "value" stocks or both. The fund invests in domestic and
                               foreign issuers.

Fidelity(R) VIP Mid Cap        Seeks long-term growth of capital. Normally invests          FMR; FMR U.K., FMR Far East,
Portfolio Service Class 2      primarily in common stocks. Normally invests at least        sub-investment advisers.
                               80% of assets in securities of companies with medium
                               market capitalizations. May invest in companies with
                               smaller or larger market capitalizations. Invests in
                               domestic and foreign issuers. The Fund invests in growth
                               or value common stocks.

Fidelity(R) VIP Overseas       Seeks long-term growth of capital. Normally invests          FMR, investment manager;
Portfolio Service Class 2      primarily in common stocks of foreign securities. Normally   FMR U.K., FMR Far East,
                               invests at least 80% of assets in non-U.S. securities.       Fidelity International Investment
                                                                                            Advisors (FIIA) and FIIA U.K.,
                                                                                            sub-investment advisers.

FTVIPT Franklin Income         Seeks to maximize income while maintaining prospects         Franklin Advisers, Inc.
Securities Fund - Class 2      for capital appreciation. The Fund normally invests in debt and equity securities.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Real           Seeks capital appreciation, with current income as a         Franklin Advisers, Inc.
Estate Fund - Class 2          secondary goal. The Fund normally invests at least 80% of
                               its net assets in investments of companies operating in the real estate sector. The Fund invests primarily in real
                               estate investment trusts, with generally medium to small
                               market capitalizations, and in companies that derive at
                               least half of their assets or revenues from the ownership, construction, management, or sale of residential,
                               commercial or industrial real estate.

FTVIPT Templeton               Seeks high current income, consistent with preservation of   Franklin Advisers, Inc.
Global Income Securities       capital, with capital appreciation as a secondary
Fund - Class 2                 consideration. The Fund normally invests mainly in debt
                               securities of governments and their political subdivisions and agencies, supranational organizations and companies
                               located anywhere in the world, including emerging
                               markets. The Fund focuses on investment grade debt
                               securities, but may also invest in lower-rated debt,
                               including high yield "junk bonds."

Goldman Sachs VIT              The Goldman Sachs VIT Mid Cap Value Fund seeks long-         Goldman Sachs Asset
Mid Cap Value Fund             term capital appreciation. The Fund invests, under normal    Management, L.P.
                               circumstances, at least 80% of its net assets plus any
                               borrowing for investment purposes (measured at time of
                               purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the
                               market capitalization of companies constituting the
                               Russell Midcap Value Index at the time of investments in
                               mid-cap issuers with public stock market capitalization
                               (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of
                               companies constituting the Russell Midcap Value Index at
                               the time of investment. If the market capitalization of a
                               company held by the Fund moves outside this range, the
                               Fund may, but is not required to, sell the securities.

Oppenheimer Global             Long-term capital appreciation. Invests mainly in common     OppenheimerFunds, Inc.
Securities Fund/VA,            stocks of U.S. and foreign issuers that are "growth-type"
Service Shares                 companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Main Street        Seeks capital appreciation. Invests mainly in common         OppenheimerFunds, Inc.
Small Cap Fund/VA,             stocks of small-capitalization U.S. companies that the
Service Shares                 fund's investment manager believes have favorable
                               business trends or prospects.

Oppenheimer Strategic          High level of current income principally derived from        OppenheimerFunds, Inc.
Bond Fund/VA,                  interest on debt securities. Invests mainly in three market
Service Shares                 sectors: debt securities of foreign governments and
                               companies, U.S. government securities and lower-rated
                               high yield securities of U.S. and foreign companies.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health               Capital appreciation. The fund pursues its goal by           Putnam Investment
Sciences Fund -                investing mainly in growth stocks of companies in the        Management, LLC
Class IB Shares                health sciences industries. Under normal circumstances,
                               the fund invests at least 80% of its net assets in
                               securities of (a) companies that derive at least 50% of
                               their assets, revenues or profits from the pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies we think have the potential for growth as a result of their particular products, technology, patents or other market
                               advantages in the health sciences industries.

Putnam VT Small Cap            Capital appreciation. The fund pursues its goal by           Putnam Investment
Value Fund -                   investing mainly in common stocks of U.S. companies,         Management, LLC
Class IB Shares                with a focus on value stocks. Under normal
                               circumstances, the fund invests at least 80% of net assets in small companies of a size similar to those in the
                               Russell 2000 Value Index.

Van Kampen Life                Seeks capital growth and income through investments in       Van Kampen Asset Management
Investment Trust               equity securities, I ncluding common stocks, preferred
Comstock Portfolio             stocks and securities convertible into common and
Class II Shares                preferred stocks.

Wanger U.S. Smaller            Long-term growth of capital. Invests primarily in stocks of  Columbia Wanger Asset
Companies                      small- and medium-size U.S. companies with                   Management, L.P.
                               capitalizations of less than $5 billion at time of purchase.

Wells Fargo VT Asset           Long-term total return consistent with reasonable risk.      Wells Fargo Funds
Allocation Fund                Invests in equity and fixed-income securities in varying     Management, LLC, adviser;
                               proportions, with "neutral" target allocation of 60% equity  Wells Capital Management
                               securities and 40% fixed-income securities. The Fund         Incorporated, subadviser.
                               invests its equity portion of assets in common stocks to
                               replicate the S&P 500(R) Index and its fixed-income portion of assets in U.S. Treasury Bonds to replicate the Lehman
                               Brothers 20+ Treasury Index. The Fund seeks to maintain
                               a 95% or better performance correlation with the
                               respective indexes.

Wells Fargo VT Equity          Long-term capital appreciation and above-average             Wells Fargo Funds
Income Fund                    dividend income. Invests in the common stocks of             Management, LLC, adviser;
                               large U.S. companies with strong return potential and        Wells Capital Management
                               above-average dividend income. Investments are               Incorporated, subadviser.
                               principally in securities of companies with a market
                               capitalization of $3 billion or more.

Wells Fargo VT Equity          Long-term capital appreciation and above-average             Wells Fargo Funds
Value Fund                     dividend income. Invests primarily in equity securities      Management, LLC, adviser;
                               that we believe are undervalued in relation to various       Wells Capital Management
                               valuation measures, and that have strong return potential    Incorporated, subadviser.
                               and above-average dividend income. Investments are
                               principally in securities of companies with a market
                               capitalization of $3 billion or more.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                           INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo VT                 Long-term capital appreciation. Invests primarily in         Wells Fargo Funds
Growth Fund                    common stocks and other equity securities of companies       Management, LLC, adviser;
                               that we believe have a strong earnings growth trend          Wells Capital Management
                               and that we believe have above-average prospects for         Incorporated, subadviser.
                               future growth and with market capitalization of $3 billion or more.

Wells Fargo VT                 Total return with an emphasis on long-term capital           Wells Fargo Funds
International Equity Fund      appreciation. Invests principally in equity securities of    Management, LLC, adviser;
                               companies based in developed foreign countries and           Wells Capital Management
                               emerging markets.                                            Incorporated, subadviser.

Wells Fargo VT Large           Long-term capital appreciation. Invests in the common        Wells Fargo Funds Management,
Company Growth Fund            stocks of large U.S. companies that have superior            LLC, adviser; Peregrine Capital
                               growth potential. Investments are principally in securities  Management, Inc., subadviser.
                               of companies with market capitalizations of $3 billion
                               or more.

Wells Fargo VT Money           Current income, while preserving capital and                 Wells Fargo Funds
Market Fund                    liquidity. Invests primarily in high-quality money           Management, LLC, adviser;
                               market instruments.                                          Wells Capital Management
                                                                                            Incorporated, subadviser.

Wells Fargo VT Small           Long-term capital appreciation. Focus is on companies        Wells Fargo Funds
Cap Growth Fund                believed to have above-average growth potential or that      Management, LLC, adviser;
                               may be involved in new or innovative products, services      Wells Capital Management
                               and processes. Invests principally in securities of          Incorporated, subadviser.
                               companies with market capitalizations that are equal to or lower than the company with the largest market
                               capitalization in the Russell 2000 Index, which is
                               considered a small capitalization index that is expected to change frequently.

Wells Fargo VT Total           Total return consisting of income and capital appreciation.  Wells Fargo Funds
Return Bond Fund               The fund invests in a broad range of investment grade        Management, LLC, adviser;
                               securities, including U.S. Government obligations,           Wells Capital Management
                               corporate bonds, asset-backed securities and money           Incorporated, subadviser.
                               market instruments. The Fund invests in debt securities
                               that offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate
                               sensitivity.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs are not available for contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states. Any reference in this prospectus to the GPAs, and any contract features or benefits associated with the GPAs are deleted for contracts issued in Maryland, Oregon, Pennsylvania or Washington or any other state that does not allow investment in the GPAs.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the guarantee period without receiving an MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state. (EXCEPTION: If you have selected a Portfolio Navigator asset allocation model that contains a GPA, we will automatically transfer the contract value in the maturing GPA into a new GPA of the same term at the end of the guarantee period.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a different Portfolio Navigator asset allocation model;

- amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

-   amounts withdrawn for fees and charges; and

-   amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.


The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


                                IF YOUR GPA RATE IS:                         THE MVA IS:
                         Less than the new GPA rate + 0.10%                    Negative
                         Equal to the new GPA rate + 0.10%                     Zero
                         Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT


You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 on a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. However, the MVA interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the MVA interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT


Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available):

- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-   how you want to make purchase payments;

-   the optional Portfolio Navigator asset allocation program;(2)

-   the optional MAV Death Benefit(3);

-   the optional 5% Accumulation Death Benefit(3);

-   the optional Enhanced Death Benefit(3);


-   the optional Guarantor(SM) Withdrawal Benefit rider(4);


-   the optional Income Assurer Benefit(SM) - MAV rider(5);

- the optional Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(5);

- the optional Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(5);

-   the optional Benefit Protector(SM) rider(6);

-   the optional Benefit Protector(SM) Plus rider(6);

- the length of the withdrawal charge schedule (five or seven years)(7); and - a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2)  There is no additional charge for this feature.


(3) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus.

(4) Available if you and the annuitant are age 79 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with the ROP Death Benefit or any Income Assurer Benefit(SM) rider. May not be available in all states.

(5) Available if the annuitant is age 75 or younger at contract issue. You must select one of the Portfolio Navigator asset allocation models with this rider. Not available with ROP Death Benefit or Guarantor(SM) Withdrawal Benefit rider. May not be available in all states.

(6) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit. May not be available in all states.


(7) The five-year withdrawal charge schedule may not be available in all states.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.


FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distributions by some other IRS approved method, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.


BENEFICIARY

We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

For contracts issued in Alabama, purchase payments are limited and may not be made after the first contract anniversary.

For contracts issued in Massachusetts, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

MINIMUM INITIAL PURCHASE PAYMENT
  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs
  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*
  $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP


Contact your registered representative to complete the necessary SIP paperwork.


PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                                           QUALIFIED ANNUITIES        NONQUALIFIED ANNUITIES
ROP Death Benefit                                                                       1.00%                      1.15%
MAV Death Benefit                                                                       1.20                       1.35
5% Accumulation Death Benefit                                                           1.35                       1.50
Enhanced Death Benefit                                                                  1.40                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                                       1.20%                      1.35%
MAV Death Benefit                                                                       1.40                       1.55
5% Accumulation Death Benefit                                                           1.55                       1.70
Enhanced Death Benefit                                                                  1.60                       1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


We charge an annual fee of 0.55% of contract value only if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Guarantor(SM) Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit fee will not exceed a maximum charge of 2.50%.

We cannot change the Guarantor(SM) Withdrawal Benefit fee after the rider effective date unless:


(a)  you choose the annual Elective Step Up;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the fee;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate fee for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the fee as described above, you will pay the fee we then charge.


If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit fee will not change until the third contract anniversary, when it may change to the fee that was offered at the time of your last Elective Step Up.


The fee does not apply after annuity payouts begin or the contract terminates.

INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) is as follows:


                                                                                       MAXIMUM                    CURRENT
Income Assurer Benefit(SM) - MAV                                                        2.50%                      0.55%
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                               2.75                       0.70
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base             3.00                       0.75

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(SM) fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently the Income Assurer Benefit(SM) fee does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this fee and/or charge a separate fee for each model for new contract owners but not to exceed the guaranteed charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the fee and/or charge a separate fee for each model. If you decide to change your Portfolio Navigator model after we have exercised our rights to increase the fees for new contract holders, you will pay the fee we then charge. The fee does not apply after annuity payouts begin or the Income Assurer Benefit(SM) terminates.

For examples, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

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                                       31

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:


(a)  is 10% of your prior anniversary's contract value, and

(b)  is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.


If you elected the Guarantor(SM) Withdrawal Benefit rider at issue, the TFA of your contract will be defined as the maximum of


(a), (b) or (c) where:

(a) is 10% of your prior anniversary's contract value,

(b) is current contract earnings, and


(c) is your current guaranteed benefit payment.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's guaranteed benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your guaranteed benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       32
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NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                    (ACV - XSF)
      PPW  = XSF +  -----------   X  (PPNPW - XSF)
                    (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

              SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                          FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                 1                             8%
                 2                            8                                  2                             7
                 3                            7                                  3                             6
                 4                            7                                  4                             4
                 5                            6                                  5                             2
                 6                            5                                  Thereafter                    0
                 7                            3
                 Thereafter                   0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states. For example, see Appendix C.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



                                                      AND YOUR AIR IS 3.5%, THEN           AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:            YOUR DISCOUNT RATE PERCENT (%) IS:   YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                            6.00%                                7.50%
Five-year withdrawal charge schedule                             6.15%                                7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                            6.20%                                6.35%
Five-year withdrawal charge schedule                             7.70%                                7.85%



For example, see Appendix B.



         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-   withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;


- if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Guaranteed Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of your prior anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract, currently in force; and


- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-   amounts we refund to you during the free look period;* and

-   death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract-- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

-   plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

-   minus any prorated portion of the contract administrative charge;


- minus any prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- minus any prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- minus any prorated portion of the Benefit Protector(SM) rider fee (if applicable); and

- minus any prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-   dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-   additional purchase payments you allocate to the subaccounts;

-   any purchase payment credits allocated to the subaccounts;

-   transfers into or out of the subaccounts;

-   partial withdrawals;

-   withdrawal charges;

and a deduction of:

-   a prorated portion of the contract administrative charge;


- a prorated portion of the Guarantor(SM) Withdrawal Benefit rider fee (if applicable);


- a prorated portion of an Income Assurer Benefit(SM) rider fee (if applicable);

- a prorated portion of the Benefit Protector(SM) rider fee (if applicable); and/or

- a prorated portion of the Benefit Protector(SM) Plus rider fee (if applicable).

Accumulation unit values will fluctuate due to:

-   changes in funds' net asset value;

-   dividends distributed to the subaccounts;

-   capital gains or losses of funds;

-   fund operating expenses; and/or

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                      NUMBER
                                                        AMOUNT             ACCUMULATION              OF UNITS
                                          MONTH        INVESTED             UNIT VALUE               PURCHASED
By investing an equal number
of dollars each month...                   Jan          $100                  $20                      5.00

                                           Feb           100                   18                      5.56

you automatically buy more                 Mar           100                   17                      5.88
units when the per unit market
price is low...                  ---->     Apr           100                   15                      6.67

                                           May           100                   16                      6.25

                                           Jun           100                   18                      5.56

                                           Jul           100                   17                      5.88

                                           Aug           100                   19                      5.26
and fewer units when the per
unit market price is high.       ---->     Sept          100                   21                      4.76

                                           Oct           100                   20                      5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).


ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM

We currently offer an asset allocation program called Portfolio Navigator. There is no charge for this asset allocation program. You may elect to participate in the asset allocation program. If you purchase an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include certain GPAs (in those states where the GPAs are available) and/or the one-year fixed account (if available under the asset allocation program) that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly on a date we select in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a different asset allocation model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

If you are required to participate in the asset allocation program because you purchased an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider; however, you have the right at all times to make a full withdrawal of your contract value (see "Withdrawals").

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

Because the Guarantor(SM) Withdrawal Benefit requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) IS IN EFFECT.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

- automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

- reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Guarantor(SM) Withdrawal Benefit rider or Income Assurer BenefitSM rider. We will give you 30 days' written notice of any such change.


TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, or the GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of GPAs will be subject to an MVA if done more than 30 days before the end of the Guarantee Period.


We may modify or suspend transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. DO NOT INVEST IN THE CONTRACT IF YOU ARE A MARKET TIMER. MARKET TIMING IS A PRACTICE OF TRANSFERRING ASSETS AMONG SUBACCOUNTS IN AN EFFORT TO TAKE ADVANTAGE OF SHORT-TERM MARKET MOVEMENTS OR PRICE FLUCTUATIONS. MARKET TIMING CAN IMPACT THE PERFORMANCE OF THE FUNDS AND HARM CONTRACT OWNERS.

Because we try to distinguish market timing from transfers we believe are not harmful to the funds or contract owners, such as periodic rebalancing or dollar cost averaging, there is no set number of transfers you can make without being identified as a market timer.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-   requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-   not accepting telephone or electronic transfer requests;

-   requiring a minimum time period between each transfer;

-   not accepting transfer requests of an agent acting under power of attorney;

-   limiting the dollar amount that you may transfer at any one time; or

-   suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we intend to apply the policy described above to all contract owners. We will notify you in writing of our decision to impose any modification, restriction or suspension of your transfers.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

In addition, each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing. You should read the prospectuses for the funds for more details.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because the variable account may invest in the funds on an omnibus basis, the funds may not be able to detect and deter market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the funds and harm contract owners.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our home office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide TIN may result in mandatory tax withholding on the taxable portion of the distribution.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-   payable to you;

-   mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:
    -- the withdrawal amount includes a purchase payment check that has not cleared;
    -- the NYSE is closed, except for normal holiday and weekend closings; -- trading on the NYSE is restricted, according to SEC rules;
    -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

    -- you are at least age 591/2;
    -- you are disabled as defined in the Code;
    -- you severed employment with the employer who purchased the contract; or -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus rider, the rider will terminate upon transfer of ownership of your annuity contract. The Guarantor(SM) Withdrawal Benefit rider will continue upon transfer of ownership of your annuity contract (see "Optional Benefits").


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

-   ROP Death Benefit;

-   MAV Death Benefit;

-   5% Accumulation Death Benefit; or

-   Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. The ROP Death Benefit is not available with the Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

   ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)     PW X DB
                                                                             =  -------
                                                                                   CV

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      DB = the death benefit on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-   the amounts allocated to the subaccounts at issue increased by 5%;

-   plus any subsequent amounts allocated to the subaccounts; and

-   minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.



    5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OF PARTIAL WITHDRAWALS     PWT X VAF
                                                                         = -----------
                                                                               SV


      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.
      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.
      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.


For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       42
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RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1.  contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit is not available with the optional Guarantor(SM) Withdrawal Benefit or Income Assurer Benefit(SM) riders. The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


For example, see Appendix D.


IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1.  contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.  the MAV on the date of death.

For example, see Appendix D.

5%  ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1.  contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or


3.  the 5% variable account floor.


For example, see Appendix D.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these four values:

1.  contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3.  the MAV on the date of death; or


4.  the 5% variable account floor.


For example, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) riders and Benefit Protector(SM) Plus rider, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 701/2. If you attained age 701/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


    Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Guarantor(SM) Withdrawal Benefit, if selected, will continue (see "Optional Benefits").


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 701/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your death occurs after attaining age 701/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

    - the beneficiary asks us in writing within 60 days after we receive proof of death; and

    -   payouts begin no later than one year following the year of your death;
        and

    - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit requires that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs or the one-year fixed account that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Guarantor(SM) Withdrawal Benefit is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any purchase payment credits. This guarantee will remain in effect if partial withdrawals do not exceed an amount equal to the Guaranteed Benefit Payment (GBP -- the withdrawal amount you are entitled to take each contract year). As long as your withdrawals do not exceed the GBP each contract year, you will not be assessed a withdrawal charge. If you choose to withdraw an amount greater than the GBP in a contract year (excess withdrawal):

- withdrawal charges, if applicable, will apply only to the excess withdrawal; and,

-   the Guaranteed Benefit Amount will be adjusted as described below; and

-   the Remaining Benefit Amount will be adjusted as described below.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

An annual Elective Step Up option is available that will allow you to step up the Guaranteed Benefit Amount to 100% of the contract anniversary value, subject to the following rules:


- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;


- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


- you may take withdrawals after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").


If this rider is available in your state and you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit to your contract. You must elect the Guarantor(SM) Withdrawal Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit may not be cancelled and the charge will continue to be deducted until the contract is terminated or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit, you may not elect the ROP Death Benefit or any Income Assurer Benefit(SM) riders.

Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Withdrawals before age 591/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Be sure to discuss with your registered representative whether the Guarantor(SM) Withdrawal Benefit is appropriate for your situation.


We reserve the right to restrict cumulative additional purchase payments.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE ELECTIVE STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step-ups.

The GBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE-- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE -- if total withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged.


    IF:

    - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

    - any withdrawals are made in a contract year after a step up but before the third contract anniversary,


    THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:


    The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the greater of the contract value immediately following the withdrawal or the reset Remaining Benefit Amount.

    If there have been multiple purchase payments, any reduction of the GBA due to this excess withdrawal procedure will be taken out of each payment's GBA proportionately.


    The partial withdrawal is the gross withdrawal and includes any withdrawal charge and market value adjustment; and

4.  AT STEP UP -- (see "Elective Step Up" below).

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS
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REMAINING BENEFIT AMOUNT

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals.

The RBA is subject to a maximum of $5,000,000 and is determined at the following times:

1. CONTRACT ISSUE -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

2. ADDITIONAL PURCHASE PAYMENTS ARE MADE -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

3. WHEN A PARTIAL WITHDRAWAL IS MADE -- if total withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.

    IF:

    - total withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or

    - any withdrawals are made in a contract year after a step up but before the third contract anniversary,

    THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

    The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

    If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

    - the withdrawal amount up to the RBP is taken out of each RBA bucket in proportion to its RBP at the time of the withdrawal; and

    - the withdrawal amount above the RBP and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

4.  AT STEP UP-- (see "Elective Step-Up" below).

GUARANTEED BENEFIT PAYMENT

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to the lesser of the RBA or 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


The Total Free Amount (TFA) you are allowed to withdraw under the contract may be greater than the GBP. Any amount taken under the TFA provision in excess of the GBP would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. If you have a qualified annuity, you may be required to take a minimum distribution that is greater than your GBP in any contract year. Any excess withdrawal due to a required distribution would be subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.


ELECTIVE STEP UP

If you do not take any partial withdrawals before the third contract anniversary, you have the option to increase the RBA to an amount equal to 100% of the contract anniversary value beginning on the first contract anniversary. The GBA step up will equal the greater of the GBA immediately prior to the step up or 100% of the contract anniversary value.

You may only step up if your contract anniversary value is greater than the RBA. The step up will be allowed only within 30 days after the contract anniversary. The effective step up date will be the contract anniversary date. Once a step up has been elected, another step up may not be elected until the next contract anniversary.


If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step-ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA excess withdrawal procedure and the RBA excess withdrawal procedure.


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                                       46

GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

-   you will be paid according to the annuity payout option described above;

-   we will no longer accept additional purchase payments; and

-   you will no longer be charged for the rider.


If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit and the contract will terminate.


Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges.


NOTE: For special tax considerations associated with the Guarantor(SM) Withdrawal Benefit, see "Taxes."


For example, see Appendix E.

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

-   Income Assurer Benefit(SM) - MAV;

-   Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

-   Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders require that you elect one of the asset allocation models of the Portfolio Navigator (see "Making the Most of Your Contract -- Asset Allocation Program"). This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts and all of the GPAs or the one-year fixed account that are available under the contract to other contract holders who do not elect this rider. The amount you may allocate or transfer within the model portfolio you select is limited by the percentage allocation established within the model for each subaccount and GPA (if available).

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.


The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


- you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");

- the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period; and

-   there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you. Partial withdrawals you take from the contract to satisfy minimum required distributions will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity, such as an IRA.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The ROP Death Benefit and the Guarantor(SM) Withdrawal Benefit rider are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFITS(SM) IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your annuity without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.


PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal, and

(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       48
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THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

-   the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payment plans:

    1) Plan A-- Life Annuity - Refund;
    2) Plan B -- Life Annuity with Ten or Twenty Years Certain;
    3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;
    4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain; or
    5) Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables").


Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. Your annuity payouts remain fixed for the lifetime of the annuity payout period.


First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:


  P SUB(t-1) (1 + i)  =
  -----------------   =  P SUB(t)
        1.05

      P SUB(t-1) = prior annuity payout
      P SUB(t)   = current annuity payout
      i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;


- you may terminate the rider any time after the expiration of the waiting period;


- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

- the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV


The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1.  contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.  the Maximum Anniversary Value.


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                                       49
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MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or


(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.  contract value less the Market Value Adjusted Excluded Payments; or

2.  total purchase payments plus purchase payment credits, less excluded
    payments, less proportionate adjustments for partial    withdrawals; or

3.  the MAV, less Market Value Adjusted Excluded Payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

For example, see Appendix F.


INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The Guaranteed Income Benefit Base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1.  contract value; or


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3.  the 5% variable account floor.

VARIABLE ACCOUNT FLOOR - The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total of your initial purchase payment and purchase payment credit allocated to the protected investment options; plus

- any other purchase payment and purchase payment credit that you allocated to the protected investment options less adjusted withdrawals and adjusted transfers for any withdrawals or transfers you made from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:


(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The cap on the variable account floor is 200% of the sum of purchase payments and purchase payment credits allocated to the protected investment options that have not subsequently been withdrawn or transferred out of the protected investment options.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       50
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Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1.  contract value less the Market Value Adjusted Excluded Payments; or

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3.  the 5% variable account floor, less 5% Adjusted Excluded Payments.


MARKET VALUE OF EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.

NOTE: The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

For example, see Appendix F.


INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1.  the contract value;


2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;


3.  the MAV (described above); or


4.  the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1.  contract value less the Market Value Adjusted Excluded Payments;

2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3.  the MAV, less market value adjusted excluded payments (described above); or

4. the 5% Variable Account Floor, less 5% Adjusted Excluded Payments (described above).

For example, see Appendix F.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. Generally, you must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the Benefit Protector(SM) may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-   the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

-   You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector(SM), see "Taxes."

For example, see Appendix G.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS
                                       52

The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-   the benefits payable under the Benefit Protector(SM) described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                    0%                                                  0%
Three and Four                                10                                                3.75%
Five or more                                  20                                                 7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:


-   the applicable death benefit, plus


                              IF YOU AND THE ANNUITANT ARE UNDER                       IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...               OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                           Zero                                                     Zero
Two                           40% X earnings at death (see above)                      15% X earnings at death
Three and Four                40% X (earnings at death + 25% of initial
                                    purchase payment*)                                 15% X (earnings at death + 25% of
                                                                                       initial purchase payment*)
Five or more                  40% X (earnings at death + 50% of initial
                                    purchase payment*)                                 15% X (earnings at death + 50% of
                                                                                       initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

-   You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector(SM) Plus, see "Taxes."

For example, see Appendix H.

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-   the annuity payout plan you select;

-   the annuitant's age and, in most cases, sex;

-   the annuity table in the contract; and

-   the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS

Some of the following annuity payout plans may not be available if you have selected certain optional riders. Some annuity payout plans may be available only if you have selected certain optional riders (see "Optional Benefits").

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: This annuity payout plan is available only if you have an Income Assurer Benefit(SM) rider. Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.01% and 7.26% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

- GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid will not exceed the current total RBA (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part or all of your nonqualified contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. Payments made upon the death of the annuitant may be subject to the 10% penalty.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 591/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-   because of your death;

-   because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or

-   if it is allocable to an investment before Aug. 14, 1982.

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TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES


Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.


When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 591/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-   the payout is a minimum distribution required under the Code;

-   the payout is made on account of an eligible hardship; or

-   the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-   because of your death;

-   because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-   to pay certain medical or education expenses (IRAs only).


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                                       57
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DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.


COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;

-  make additional subaccounts investing in additional funds;

-  transfer assets to and from the subaccounts or the variable account; and

-  eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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                                       59

ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER

American Express Financial Advisors, Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers (selling firms) and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay sales commissions through AEFA to selling firms or their affiliated insurance agencies of up to 7% of purchase payments. We may also pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. A selling firm may elect to receive a lower sales commission on each purchase payment along with a quarterly supplemental trail commission beginning on or after the first contract anniversary of up to 1.25% of contract value for as long as the contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. Selling firms may be required to return sales commissions under certain circumstances. AEFA and other unaffiliated broker dealers may receive sales commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives in cash or credit or other compensation.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the sales commissions and other distribution expenses we pay through certain fees and charges described in this prospectus (see "Expense Summary"), including withdrawal charges and mortality and expense risk charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our home office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is: American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.


STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

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LEGAL PROCEEDINGS

The SEC, the National Association of Securities Dealers, Inc. and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. We have received requests for information and have been contacted by regulatory authorities concerning our practices and are cooperating fully with these inquiries.

We and our affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of our respective business activities. We believe we have meritorious defenses to each of these actions and intend to defend them vigorously. We believe that we are not a party to, nor are any of our properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on our consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


(THOUSANDS)                             2003         2002           2001           2000          1999
Net investment income               $   372,194   $   292,067    $   271,718    $   299,759   $   322,746
Net gain (loss) on investments           25,105             3        (89,920)           469         6,565
Other                                    21,318        18,906         16,245         12,248         8,338
TOTAL REVENUES                      $   418,617   $   310,976    $   198,043    $   312,476   $   337,649
INCOME (LOSS) BEFORE INCOME TAXES   $    56,704   $   (52,177)   $   (63,936)   $    38,452   $    50,662
NET INCOME (LOSS)                   $    37,629   $   (33,690)   $   (41,728)   $    24,365   $    33,987
TOTAL ASSETS                        $ 8,735,643   $ 8,026,730    $ 5,275,681    $ 4,652,221   $ 4,603,343



MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows accounting principles generally accepted in the United States (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts and universal life-type insurance.

REVENUES

Net investment income increased 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Gross realized gains on sales of securities classified as Available-for-Sale, using the specific identification method, were $65.8 million and $38.2 million for the years ended December 31, 2003 and 2002, respectively. Gross realized losses on sales were ($30.3 million) and ($17.6 million) for the same periods. American Enterprise Life also recognized losses of ($9.3 million) and ($14.5 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003 and 2002, respectively. Realized gains and losses on Available-for-Sale securities are reflected in net realized gain
(loss) on investments. Also included in net realized gain (loss) on investment is ($1.1 million) and ($6.1 million) in loan loss provisions for mortgage loans on real estate for the years ended December 31, 2003 and 2002, respectively.

EXPENSES

Total benefits and expenses decreased slightly from $363.2 million in 2002 to $361.9 million in 2003. The increase in interest credited on investment contracts and universal life-type contracts was offset by a substantial decrease in other insurance and operating expenses as well as a slight decrease in amortization of DAC. Interest credited on investment contracts and universal-type insurance increased 19 percent reflecting higher average levels of fixed annuities in force, partially offset by lower crediting rates as a result of the relatively low interest rate environment.

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Other insurance and operating expenses decreased 40 percent, partially reflecting favorable market value changes on interest rate swaps during 2003 compared to unfavorable market value changes in 2002. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed-annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

Amortization of deferred policy acquisition costs (DAC) was 6 percent lower in 2003 than 2002. This reflected a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions. See the DAC and related adjustments discussion below for further information.

The 2003 versus 2002 change in the income tax provision (benefit) reflects pre-tax income of $56.7 million during the year ended December 31, 2003, while during the year ended December 31, 2002, the American Enterprise Life incurred a pre-tax loss of $52.2 million.

The costs of acquiring new business, including, for example, direct sales commissions, policy issue costs and other related costs have been deferred on the sale of annuity contracts. Deferred policy acquisition costs (DAC) for certain annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. DAC for other annuities are amortized using the interest method.

Amortization of DAC requires the use of certain assumptions including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable annuities. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. This rate is net of asset fees, and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period that such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2003 and 2002 that impacted the DAC balance and expenses.

In the third quarter of 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

In the third quarter of 2002, American Enterprise Life reset its customer asset value growth rate assumptions for variable annuity products to anticipate near-term and long-term growth at an annual rate of 7%. This action resulted in a $4.6 million increase in DAC amortization expense.

American Enterprise Life uses a mean reversion method as a guideline in setting the near-term customer asset value growth rate, also referred to as the mean reversion rate. In periods when market performance results in actual contract value growth at a rate different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. For example, if actual contract value growth during a quarter is less than 7% on an annualized basis, American Enterprise Life would increase the mean reversion rate assumed over the near term to the rate needed to achieve the long-term annualized growth rate of 7% by the end of that period, assuming this long-term view is still appropriate.

DAC of $346.0 million related to annuities was on American Enterprise Life's consolidated balance sheet at December 31, 2003. The DAC balance was $260.6 million at December 31, 2002, and was also related to annuities.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

American Enterprise Life's net loss was $33.7 million in 2002, compared to a net loss of $41.7 million in 2001. Loss before income taxes totaled $52.2 million in 2002, compared with a loss of $63.9 million in 2001. The change primarily reflects the write-down and sale of certain high-yield securities in 2001, as described below. In addition, the significant growth in annuity sales during 2002 drove higher levels of both investment income and interest credited to contractholders. Other operating expenses increased in 2002 due primarily to higher expenses related to interest rate swaps.

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REVENUES

Total revenues increased to $311.0 million in 2002, compared with $198.0 million in 2001. The increase is primarily due to a net realized gain on investments of $3 thousand in 2002 compared to a net realized loss on investments of $89.9 million in 2001.

Net investment income, the largest component of revenues, increased 7 percent from the prior year, primarily due to the significant growth in average invested assets in 2002 and to credit related yield adjustments on fixed maturity investments in 2001. Partially offsetting this was the impact of lower average yields in 2002, primarily due to portfolio repositioning, as discussed below.

Contractholder charges increased 8 percent to $6.5 million in 2002, compared with $6.0 million in 2001, due primarily to an increase in variable annuity surrender charges. American Enterprise Life also received mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased to $12.5 million in 2002, compared with $10.2 million in 2001, reflecting an increase in average separate account assets outstanding as favorable sales in 2002 more than offset market depreciation.

Net realized gains on investments were $3 thousand in 2002, compared to net realized losses on investments of $89.9 million in 2001. Included in the current years' net gains are impairment charges of $15 million from other-than-temporary impairments of fixed maturity investments. The losses in 2001 are comprised of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities; a $20 million write-down in the second quarter to recognize the impact of higher default assumptions on certain structured investments; a $51 million write-down of lower-rated securities (most of which were sold in 2001) in the second quarter primarily in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield fixed maturity investment portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; and $1 million of other net losses related to the sale and write-down of other investments.

EXPENSES

Total benefits and expenses increased 39 percent to $363.2 million in 2002 compared to $262.0 million in 2001. The largest component of expenses, interest credited on investment contracts, increased 19 percent to $215.9 million in 2002. This increase is primarily due to higher aggregate amounts of fixed annuities inforce driven by the significant increases in sales, partially offset by a decrease in interest crediting rates to annuity contracts due to declining interest rates. The lower level of interest rates also resulted in a significant decrease in the market value of interest rate swaps, which is the primary reason for the significant increase in other operating expenses. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps to protect the margin between interest rates earned on investments and the interest rates credited to annuity contract holders (interest margins). The swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No.
133. If interest rates remain at current levels, the decrease in the value of the interest rate swaps recognized currently will be approximately offset in the future by increases in interest margins. Other operating expenses also include an increase of $5 million due to greater guaranteed minimum death benefits paid this year ($6 million) versus last year ($1 million).

IMPACT OF RECENT MARKET-VOLATILITY ON RESULTS OF OPERATIONS

Various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular, as of December 31, 2003, involve DAC, mortality and expense risk fees and structured investments and guaranteed minimum death benefits (GMDB). The direction and magnitude of the changes in equity markets can increase or decrease DAC expense levels and mortality and expense risk fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolio is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

The variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. To the extent that the GMDB is higher than the current account value at the time of death, American Enterprise Life incurs a benefit cost by policy. For the results through December 31, 2003, GAAP did not prescribe advance recognition of the projected future net costs associated with these guarantees, and accordingly, American Enterprise Life did not record a liability corresponding to these future obligations for death benefits in excess of annuity account value. The amount paid in excess of contract value was expensed when payable. Amounts expensed for the years ended December 31, 2003 and 2002, were $2.9 million and $6.4 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1) with an effective date of January 1, 2004. SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where additional liabilities are established, the recognition of this liability may also impact the valuation and amortization of DAC associated with those insurance or annuity contracts. SOP 03-1 also provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements.

Detailed interpretations of SOP 03-1 and related implementation guidance continue to emerge and, accordingly, American Enterprise Life continues to evaluate its impact. Current estimates of applying SOP 03-1 would reduce first quarter 2004 results by approximately $5 million (after-tax).

American Enterprise Life's annuity products all have minimum interest rate guarantees in their fixed accounts. These guarantees range from 1.5% to 4.5%. To the extent the yield on American Enterprise Life's invested asset portfolio declines below its target spread plus the minimum guarantee, American Enterprise Life's profitability would be negatively affected.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation the recognition of impairment within the investment portfolio, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains and losses recorded in other comprehensive income (loss) within equity, net of income tax provisions (benefits). At December 31, 2003, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $105.4 million. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Fair value is generally based on quoted market prices. As of December 31, 2003, there were $47.3 million in gross unrealized losses that related to $2.4 billion of securities (excluding structured investments), of which only $55 thousand has been in a continuous unrealized loss position for 12 months or more. American Enterprise Life does not believe that the unrealized loss on any individual security at December 31, 2003 represents an other-than-temporary impairment, and American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost.

American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) backed by high-yield bonds, which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or an increase in the near-term default rate. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $1 million based on underlying investments as of December 31, 2003.

The reserve for losses on mortgage loans on real estate is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs represent the costs of acquiring new business, principally direct sales commissions and other distribution costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

For annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining balances. These projections are inherently uncertain because they require management to make assumptions about financial markets and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 or 15 years. Management regularly monitors financial market conditions and compares actual contractholder behavior experience to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For annuity products, key assumptions underlying these long-term projections include interest rates, equity market performance, mortality rates and the rates at which contractholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about equity market performance drive projected customer asset value growth rates and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC balance would be an increase or decrease of approximately $2 million.

Management monitors other principal DAC assumptions, such as persistency, mortality, interest margin and maintenance expense levels each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Therefore, an assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are equal to accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

RISK MANAGEMENT

The sensitivity analysis discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions of two different types of market risk on the ensuing year's net income, based on year-end positions. The market changes, assumed to occur as of year-end, are a 100 basis point increase in market interest rates and a 10 percent decline in the value of equity securities held in separate accounts. Computations of the prospective effects of the hypothetical interest rate and equity market changes are based on numerous assumptions, including relative levels of market interest rates and equity market prices, as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occur. Furthermore, the computations do not incorporate actions that management could take if the hypothetical market changes took place. As a result, actual net income consequences will differ from those quantified below.

American Enterprise Life primarily invests in fixed maturity securities over a broad range of maturities for the purpose of providing fixed account annuity contractholders with a competitive rate of return on their investments while controlling risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate short-term trading profits.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life has an investment committee that meets periodically. At these meetings, the committee reviews models projecting different interest rate scenarios, risk/return measures and their impact on profitability of American Enterprise Life. The committee also reviews the distribution of assets in the portfolio by type and credit risk sector. The objective of the committee is to structure the investment portfolio based upon the type and expected behavior of products in the liability portfolio so as to meet contractual obligations and to achieve targeted levels of profitability within defined risk parameters.

Interest rates credited to annuity contractholders' accounts are generally reset at shorter intervals than the maturity of American Enterprise Life's underlying investments portfolio. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the investment committee's strategy includes the use of derivatives, such as interest rate caps, swaps and floors, for risk management purposes. These derivatives help protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contract owner's fixed accounts. Conversely, in a low interest rate environment, such as that experienced recently, and to the extent the yield on American Enterprise Life's investment portfolio declines below its targeted spread plus the guaranteed minimum interest crediting rates on American Enterprise Life's annuity contracts with fixed accounts, American Enterprise Life's profitability would be negatively affected. This negative impact may be compounded by the fact that many of American Enterprise Life's interest bearing investments are callable or prepayable by the issuer and calls and prepayments are more likely to occur in low interest rate environments. Interest rate derivatives with notional amounts totaling approximately $2 billion were outstanding at December 31, 2003 to hedge interest rate exposure. The entire $2 billion of the notional par relates to interest rate swaps and floors American Enterprise Life has exclusively with IDS Life.

The negative effect on American Enterprise Life's annual pretax net income of a 100 basis point increase in interest rates, which assumes intervals at which interest credited to contractholder's fixed accounts are reset and customer behavior based on the application of proprietary models to the book of business at December 31, 2003, and the impact of any derivatives, would be a decrease of approximately $3.6 million.

The amount of the fee income American Enterprise Life receives is based upon the daily market value of the separate account assets or of the underlying mutual funds. As a result, American Enterprise Life's fee income would be negatively impacted by a decline in the equity markets. Another part of the investment committee's strategy is to use, from time to time, index options to manage the equity market risk related to fee income. These derivatives economically hedge fee income by providing option income when there is a significant decline in the equity markets. American Enterprise Life did not have equity-based derivatives outstanding at December 31, 2003 for this purpose.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity prices would be approximately $1.5 million based on separate account assets as of December 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES

American Enterprise Life's liquidity requirements are generally met by funds provided by annuity considerations, capital contributions, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal and capital contributions received from IDS Life. The primary uses of funds are annuity obligations, commissions and operating expenses and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. No borrowings were outstanding under the line of credit at December 31, 2003. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

At December 31, 2003, investments in Available-for-Sale fixed maturity securities comprised 92 percent of American Enterprise Life's total invested assets and primarily include mortgage and other asset-backed securities, and corporate debt. Approximately 42 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA quality. American Enterprise Life's corporate bonds and obligations comprise a diverse portfolio with the largest concentrations accounting for approximately 47 percent of the portfolio, in the following industries: banking and finance, utilities, communication and media and transportation.

At December 31, 2003 and based on amortized costs, approximately 7 percent of American Enterprise Life's investments in Available-for-Sale fixed maturity securities were below investment grade bonds. These investments may be subject to a higher degree of risk than investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as a recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified certain Available-for-Sale fixed maturity securities for which a decline in fair value has been determined to be other-than-temporary, and has written them down to fair value with a charge to net income.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

During 2001, American Enterprise Life placed its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $54 million, into a securitization trust. In return, American Enterprise Life received $7 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $47 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases or decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2003, net unrealized gains on Available-for-Sale fixed maturity securities included $160.8 million (pretax) of gross unrealized gains and $55.4 million (pretax) of gross unrealized losses.

At December 31, 2003, American Enterprise Life had reserves for losses for mortgage loans of $7.4 million.

The economy and other factors have caused insurance companies to go under regulatory supervision. These situations resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners (NAIC) established risk-based capital (RBC) standards for life insurance companies to determine capital requirements based upon the risks inherent in its operations. These standards require the computation of a RBC amount which is then compared to a company's actual total adjusted statutory capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level RBC is below certain levels. As of December 31, 2003, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention. In 2003, any dividends would require the approval of the Insurance Department of the State of Indiana.

FORWARD-LOOKING STATEMENTS

Certain statements in Item 7. of this Form 10-K Annual Report contain forward-looking statements that are subject to risks and uncertainties that could cause results to differ materially from such statements. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "should," "could," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from American Enterprise Life's forward-looking statements include, but are not limited to: fluctuations in external markets, which can affect the amount and types of investment products sold, the market value of its managed assets, fees received based on those assets and the amount of amortization of DAC; potential deterioration in high-yield and other investments, which could result in further losses in American Enterprise Life's investment portfolio; changes in assumptions relating to DAC which also could impact the amount of DAC amortization; the ability to sell certain high-yield investments at expected values and within anticipated timeframes and to maintain its high-yield portfolio at certain levels in the future; the types and value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's major businesses; the adoption of recently issued rules related to the consolidation of variable interest entities, including those involving CDOs that American Enterprise Life may from time-to-time invest in which could affect both American Enterprise Life's balance sheet and results of operations; and outcomes of litigation.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2003 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXPERTS


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2003 and 2002, and for each of the three years in the period ended Dec. 31, 2003, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Wells Fargo Advantage Select Variable Annuity as of Dec. 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports given on their authority as experts in accounting and auditing.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS
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AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Enterprise Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
----------------------
    Ernst & Young LLP
    Minneapolis, Minnesota
    January 26, 2004

                                     -- 1 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, (THOUSANDS, EXCEPT SHARE AMOUNTS)                                                          2003          2002

ASSETS

Investments: (Note 2)
   Available-for-Sale:
      Fixed maturities, at fair value (amortized cost: 2003, $6,545,561; 2002, $5,105,431)         $6,650,906    $5,288,855
      Common stocks, at fair value (cost: 2003, $--; 2002, $--)                                             6            --
   Mortgage loans on real estate                                                                      534,812       587,535
   Other investments                                                                                    6,069         2,381
---------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             7,191,793     5,878,771
Cash and cash equivalents (Note 1)                                                                      9,065     1,118,692
Amounts due from brokers                                                                                  161            --
Other accounts receivable                                                                               3,572         1,584
Accrued investment income                                                                              70,591        56,448
Deferred policy acquisition costs (Note 3)                                                            345,966       260,577
Other assets                                                                                            6,335        15,887
Separate account assets                                                                             1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $8,735,643    $8,026,730
===========================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $6,645,315    $5,411,938
      Universal life-type insurance                                                                        27            16
   Policy claims and other policyholders' funds                                                         3,100         9,050
   Amounts due to brokers                                                                              75,070       985,081
   Deferred income taxes, net                                                                          11,618        17,608
   Other liabilities                                                                                   68,674        82,453
   Separate account liabilities                                                                     1,108,160       694,771
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             7,911,964     7,200,917
Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value per share; 100,000 shares authorized,
     20,000 shares issued and outstanding                                                               3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  177,545       139,916
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                  60,078       104,259
      Net unrealized derivative losses                                                                 (8,816)      (13,234)
---------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income (loss)                                           51,262        91,025
---------------------------------------------------------------------------------------------------------------------------
      Total stockholder's equity                                                                      823,679       825,813
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $8,735,643    $8,026,730
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 2 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

REVENUES

Net investment income                                                                 $372,194       $292,067      $271,718
Contractholder charges                                                                   7,569          6,454         5,998
Mortality and expense risk fees                                                         13,749         12,452        10,247
Net realized gain (loss) on investments                                                 25,105              3       (89,920)
---------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                      418,617        310,976       198,043
---------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Interest credited on investment contracts and universal life-type insurance            257,235        215,918       180,906
Amortization of deferred policy acquisition costs                                       45,605         48,469        45,494
Other insurance and operating expenses                                                  59,073         98,766        35,579
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                         361,913        363,153       261,979
Income (loss) before income tax provision (benefit)                                     56,704        (52,177)      (63,936)
Income tax provision (benefit)                                                          19,075        (18,487)      (22,208)
---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 37,629       $(33,690)     $(41,728)
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 3 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, (THOUSANDS)                                                    2003            2002          2001

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                  $    37,629    $   (33,690)  $   (41,728)
Adjustments to reconcile net income (loss) to net cash (used in)
   provided by operating activities:
   Change in accrued investment income                                                 (14,143)       (11,026)        9,519
   Change in other accounts receivable                                                  (1,988)           228          (945)
   Change in deferred policy acquisition costs, net                                    (75,285)       (65,680)      (19,301)
   Change in other assets                                                                9,552         (7,360)       31,411
   Change in policy claims and other policyholders' funds                               (5,950)         6,764        (7,009)
   Deferred income tax provision (benefit)                                              15,420         (3,725)      (34,562)
   Change in other liabilities                                                         (13,779)        17,936         6,553
   Amortization of premium (accretion of discount), net                                 23,699            167          (689)
   Net realized (gain) loss on investments                                             (25,105)            (3)       89,920
   Other, net                                                                            7,730         12,784        (7,796)
---------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by operating activities                              (42,220)       (83,605)       25,373

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             3,365,402      1,092,923       803,034
   Maturities, sinking fund payments and calls                                         875,785        500,348       379,281
   Purchases                                                                        (5,678,854)    (3,409,718)   (1,446,157)
Other investments:
   Sales                                                                                72,281         64,988        71,110
   Purchases                                                                           (25,287)        (4,391)       (8,513)
Change in amounts due from brokers                                                        (161)        41,705       (40,389)
Change in amounts due to brokers                                                      (910,011)       759,954       200,740
---------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                         (2,300,845)      (954,191)      (40,894)

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                           1,733,030      2,052,002       779,626
   Surrenders and other benefits                                                      (756,827)      (621,646)     (779,649)
   Interest credited to account balances                                               257,235        215,918       180,906
Capital contribution                                                                        --        250,000        60,000
---------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                      1,233,438      1,896,274       240,883
   Net (decrease) increase in cash and cash equivalents                             (1,109,627)       858,478       225,362
   Cash and cash equivalents at beginning of year                                    1,118,692        260,214        34,852
---------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents at end of year                                        $     9,065    $ 1,118,692   $   260,214
===========================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $     3,266    $    12,761   $        --
   Interest on borrowings                                                          $       377    $        --   $        15
---------------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

                                                                         -- 4 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                      ACCUMULATED
                                                                                         OTHER
                                                                       ADDITIONAL    COMPREHENSIVE                    TOTAL
                                                           CAPITAL       PAID-IN    INCOME (LOSS),   RETAINED     STOCKHOLDER'S
FOR THE THREE YEARS ENDED DECEMBER 31, 2003 (THOUSANDS)     STOCK        CAPITAL      NET OF TAX     EARNINGS        EQUITY
Balance, January 1, 2001                                   $3,000       $281,872      $(62,097)      $215,334      $438,109
Comprehensive income:
   Net loss                                                    --             --            --        (41,728)      (41,728)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $18,699                     --             --       (34,726)            --       (34,726)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of income
      tax provision of $73,754                                 --             --       136,972             --       136,972
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of $30,811                   --             --       (57,220)            --       (57,220)
   Reclassification adjustment for losses on derivatives
      included in net loss, net of income tax benefit
      of $4,535                                                --             --         8,422             --         8,422
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        11,720
Capital contribution                                           --         60,000            --             --        60,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                                  3,000        341,872        (8,649)       173,606       509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of pretax
      deferred policy acquisition costs of ($23,026) and
      income tax provision of $51,599                          --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      loss, net of income tax provision of $2,471              --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on
      derivatives included in net loss, net of income tax
      benefit of $4,542                                        --             --         8,436             --         8,436
---------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                                                                        65,984
Capital contribution                                           --        250,000            --             --       250,000
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      Securities arising during the year, net of pretax
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of $9,157            --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of income
      tax benefit of $2,378                                    --             --         4,417             --         4,417
---------------------------------------------------------------------------------------------------------------------------

   Total comprehensive loss                                                                                          (2,134)
Capital contribution                                           --             --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2003                                 $3,000       $591,872      $ 51,262       $177,545      $823,679
===========================================================================================================================

See notes to consolidated financial statements.

                                                                         -- 5 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

American Enterprise Life Insurance Company (American Enterprise Life) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance and annuity business in 48 states. American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. American Enterprise Life also wholly owns American Enterprise REO 1, LLC. This subsidiary holds mortgage loans on real estate and/or real estate investments.

American Enterprise Life's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Variable universal life insurance is offered as well. American Enterprise Life distributes its products primarily through financial institutions and regional and/or independent broker dealers.

American Enterprise Life's fixed annuity contracts guarantee a minimum interest rate during the accumulation period (the time before the annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion, and has adopted a practice whereby any higher current rate is guaranteed for a specified period. Under American Enterprise Life's variable annuity products, the purchaser may choose among general account and separate account investment options. Within the general account, many contracts allow the purchaser to select the number of years a fixed rate will be guaranteed. If a guarantee term longer than one year is chosen, there may be a market value adjustment applied if funds are withdrawn before the end of that term. Separate account options include accounts investing in equities, bonds, managed funds and/or short term securities.

BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 5). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

NET INVESTMENT INCOME

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

CONTRACTHOLDER AND POLICYHOLDER CHARGES

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance charges, administrative charges and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED GAIN (LOSS) ON INVESTMENTS

Realized gains and losses are recognized on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

                                      -- 6 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

INVESTMENTS -- FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity securities and marketable equity securities are classified as Available-for-Sale and carried at fair value. Unrealized gains and losses on securities classified as Available-for-Sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. Gains and losses are recognized in the results of operations upon disposition of the securities using the specific identification method. In addition, losses are also recognized when management determines that a decline in a security's fair value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for fixed maturity securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. The charges are reflected in net realized gain (loss) on investments within the Consolidated Statements of Income.

Fair value of fixed maturity and equity securities is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections which require a significant degree of management judgment as to default and recovery rates of the underlying investments and, as such, are subject to change. American Enterprise Life's CDO investments are accounted for in accordance with Emerging Issues Task Force (EITF) Issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Net investment income, which primarily consists of interest earned on fixed maturity securities, is generally accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums, discounts and anticipated prepayments on mortgage backed securities.

Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

INVESTMENTS -- MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

CASH AND CASH EQUIVALENTS

American Enterprise Life considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. For annuity products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of estimated gross profits or as a portion of the interest margins associated with the products.

For annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality rate, interest margin and maintenance expense level assumptions each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring process, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an acceleration of DAC amortization while a decrease in amortization percentage will result in a deceleration of DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

                                      -- 7 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


GUARANTEED MINIMUM DEATH BENEFITS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. At time of issue, these contracts typically guarantee the death benefit payable will not be less than the amount invested, regardless of the performance of the customer's account. Most contracts also provide for some type of periodic adjustment of the guaranteed amount based on the change in value of the contract. A large portion of American Enterprise Life's contracts containing a GMDB provision adjust once every six years. The periodic adjustment of these contracts can either increase or decrease the guaranteed amount though not below the amount invested adjusted for withdrawals. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the accumulated contract value. Through December 31, 2003, the amount paid in excess of contract value was expensed when payable. Amounts expensed in 2003, 2002 and 2001 were $2.9 million, $6.4 million, and $0.8 million, respectively. American Enterprise Life also issues certain variable annuity contracts that contain a guaranteed minimum income benefit (GMIB) feature which, if elected by the contract owner and after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates. To date, American Enterprise Life has not expensed any amount related to GMIBs as all terms on GMIB features are within the stipulated waiting periods. See Recently issued accounting standards section herein for a description of Statement of Position 03-1.

LIABILITIES FOR FUTURE POLICY BENEFITS

Liabilities for variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates, ranging from 4.6% to 8.5%, depending on year of issue, with an average rate of approximately 6.1%.

REINSURANCE

There are no amounts recoverable from reinsurers at December 31, 2003 and 2002.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with that used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by American Enterprise Life is $750,000 on any single life. American Enterprise Life retains all accidental death benefit, and waiver of premium risk.

FEDERAL INCOME TAXES

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

SEPARATE ACCOUNT BUSINESS

The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. Through December 31, 2003, American Enterprise Life received mortality and expense risk fees directly from the separate accounts. During the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager of these proprietary mutual funds. In connection with this change and through an agreement with AEFC, American Enterprise Life receives fund administrative services fees for the fund management services American Enterprise Life provides these proprietary mutual funds.

American Enterprise Life makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, American Enterprise Life guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. American Enterprise Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

                                      -- 8 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). American Enterprise Life is currently evaluating its impact, which, among other provisions, requires reserves related to guaranteed minimum death benefits included within the majority of variable annuity contracts offered by American Enterprise Life. SOP 03-1 is required to be adopted on January 1, 2004, and any impact will be recognized in American Enterprise Life's 2004 results of operations.

In November 2003, the FASB ratified a consensus on the disclosure provisions of EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The disclosure provisions of this rule, which are addressed in Note 2, require tabular presentation of certain information regarding investment securities with gross unrealized losses.

In July 2000, the FASB's EITF issued a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." American Enterprise Life adopted the consensus as of January 1, 2001. Issue No. 99-20 prescribed new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects American Enterprise Life's CDO investments. Although there was no significant impact resulting from the adoption of Issue 99-20, American Enterprise Life holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, American Enterprise Life adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which required an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 resulted in a cumulative after-tax reduction to other comprehensive income of $34.7 million. This reduction in other comprehensive income is due to cash flow hedges that existed previous to adopting SFAS No. 133 that no longer qualify or are not designated for hedge accounting treatment under SFAS No. 133. The cumulative impact to earnings was not significant. See Note 9 for further discussion of American Enterprise Life's derivatives and hedging activities.

2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available-for-Sale securities at December 31, 2003 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                               COST           GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate bonds and obligations                                     2,737,449        98,969        (18,067)    2,818,351
   Foreign corporate bonds and obligations                               574,582        23,521         (6,055)      592,048
   U.S. Government agency obligations                                     87,614           741            (19)       88,336
   Structured investments                                                 49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        6,545,561       160,760        (55,415)    6,650,906
   Common stocks                                                              --             6             --             6
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $6,545,561      $160,766       $(55,415)   $6,650,912
===========================================================================================================================

                                                                         -- 9 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Available-for-Sale securities at December 31, 2002 are distributed by type as presented below:

                                                                                         GROSS          GROSS
                                                                       AMORTIZED      UNREALIZED     UNREALIZED       FAIR
(THOUSANDS)                                                              COST            GAINS          LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities:
   Mortgage and other asset-backed securities                         $3,306,057      $101,719       $   (804)   $3,406,972
   Corporate bonds and obligations                                     1,459,454        89,905        (17,264)    1,532,095
   Foreign corporate bonds and obligations                               278,974        19,078           (663)      297,389
   U.S. Government agency obligations                                      4,928           389             --         5,317
   Structured investments                                                 53,768            --         (9,142)       44,626
   State and municipal obligations                                         2,250           206             --         2,456
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        5,105,431       211,297        (27,873)    5,288,855
   Common stocks                                                              --            --             --            --
---------------------------------------------------------------------------------------------------------------------------
Total fixed maturity and equity securities                            $5,105,431      $211,297       $(27,873)   $5,288,855
===========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003:

                                              LESS THAN 12 MONTHS           12 MONTHS OR MORE                TOTAL
                                              FAIR     UNREALIZED           FAIR     UNREALIZED        FAIR      UNREALIZED
(THOUSANDS)                                   VALUE      LOSSES             VALUE      LOSSES          VALUE       LOSSES
-----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES:

Mortgage and other asset-backed securities  $1,411,059   $(22,106)         $   --      $ --          $1,411,059   $(22,106)
Corporate bonds and obligations                797,463    (18,012)          1,438       (55)            798,901    (18,067)
Foreign corporate bonds and obligations        172,213     (6,055)             --        --             172,213     (6,055)
U.S. Government agency obligations                 529        (19)             --        --                 529        (19)
State and municipal obligations                 21,943     (1,062)             --        --              21,943     (1,062)
-----------------------------------------------------------------------------------------------------------------------------
Total                                       $2,403,207   $(47,254)         $1,438      $(55)         $2,404,645   $(47,309)
=============================================================================================================================

NOTE: EXCLUDES STRUCTURED INVESTMENTS THAT ARE ACCOUNTED FOR PURSUANT TO EITF 99-20, AND ARE THEREFORE OUTSIDE THE SCOPE OF EITF 03-1. AT DECEMBER 31, 2003, SUCH INVESTMENTS HAD GROSS UNREALIZED LOSSES OF $8.1 MILLION.

Approximately 204 investment positions were in an unrealized loss position as of December 31, 2003. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates and credit spreads and specific credit events associated with individual issuers. As part of its ongoing monitoring process, management has concluded that none of these securities are other-than-temporarily impaired at December 31, 2003. American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost. See Investments -- Fixed maturity and equity securities section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary.

The following is a distribution of Available-for-Sale securities by maturity at December 31, 2003:

                                                                                                  AMORTIZED       FAIR
(THOUSANDS)                                                                                         COST          VALUE
---------------------------------------------------------------------------------------------------------------------------
Due within one year                                                                              $   37,979    $   38,741
Due from one to five years                                                                          883,902       934,536
Due from five to ten years                                                                        2,306,080     2,354,394
Due in more than ten years                                                                          251,154       241,687
Mortgage and other asset-backed securities                                                        3,066,446     3,081,548
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                                         $6,545,561    $6,650,906
===========================================================================================================================

The timing of actual receipts will differ from contractual maturities because issuers may have the right to call or prepay obligations.

                                                                        -- 10 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2003, fixed maturity securities comprised approximately 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $132.6 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings are presented using S&P's convention and if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities, at fair value, by rating on December 31, is as follows:

RATING                                                 2003          2002
----------------------------------------------------------------------------
AAA                                                     50%           65%
AA                                                       2             1
A                                                       18            10
BBB                                                     23            19
Below investment grade                                   7             5
----------------------------------------------------------------------------
   Total                                               100%          100%
----------------------------------------------------------------------------

At December 31, 2003, approximately 92% of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(THOUSANDS)                                    2003          2002         2001
--------------------------------------------------------------------------------
Sales                                       $3,365,402   $1,092,923   $  803,034
Maturities                                  $  875,785   $  500,348   $  379,281
Purchases                                   $5,678,854   $3,409,718   $1,446,157
================================================================================

Gross realized gains on sales of securities classified as Available-for-Sale securities, using the specific identification method, were approximately $65.8 million, $38.2 million and $17.9 million for the years ended December 31, 2003, 2002 and 2001, respectively. Gross realized losses on sales of Available-for-Sale securities were approximately ($30.3 million), ($17.6 million) and ($72.6 million) for the same periods. American Enterprise Life also recognized losses of approximately ($9.3 million), ($14.5 million) and ($30.1 million) in other-than-temporary impairments on Available-for-Sale securities for the years ended December 31, 2003, 2002 and 2001, respectively. The 2001 losses include the effect of the write-down and sale of high-yield securities discussed below.

During 2001, American Enterprise Life recognized pretax losses of $90.2 million to recognize the impact of higher default rate assumptions on certain structured investments, to write down lower-rated securities (most of which were sold in 2001) in connection with American Enterprise Life's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments. Of the total charge of $90.2 million, approximately $83.7 million of these losses are included in net realized losses on investments and $6.5 million are included in net investment income.

Also during 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets) having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2003, the retained interests had a carrying value of $41.1 million, of which $30.3 million is considered investment grade. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based upon the estimated present value of future cash flows. The retained interests are accounted for in accordance with EITF Issue No. 99-20.

The change in net unrealized securities gains (losses) recognized in other comprehensive income includes two components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), and (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities (reclassification for realized gains (losses)). This reclassification has no effect on total comprehensive income or shareholder's equity.

The following table presents these components of other comprehensive income net of tax:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Holding (losses) gains                                                               $(27,174)       $95,827      $136,972
Reclassification for realized securities losses (gains)                               (17,006)        (4,589)      (57,220)
--------------------------------------------------------------------------------------------------------------------------
Increase in net unrealized securities (losses) gains recognized in other
comprehensive income                                                                 $(44,180)       $91,238      $ 79,752
===========================================================================================================================

At December 31, 2003 and 2002, bonds carried at $3.5 million and $3.4 million, respectively, were on deposit with various states as required by law.

                                                                        -- 11 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to the adoption of SFAS No. 133 at January 1, 2001, American Enterprise Life reclassified all held-to-maturity securities with a carrying value of $934.1 million and net unrealized losses of $7.1 million to Available-for-Sale.

MORTGAGE LOANS ON REAL ESTATE

The following is a summary of mortgage loans on real estate at December 31:

(THOUSANDS)                                                                                             2003          2002
---------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $542,174      $598,347
Mortgage loans on real estate reserves                                                                 (7,362)      (10,812)
---------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $534,812      $587,535
===========================================================================================================================

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements.

At December 31, 2003 and 2002, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was $2.8 million and $11.7 million, with a reserve of $1.0 million and $4.7 million, respectively. During 2003 and 2002, the average recorded investment in impaired mortgage loans on real estate was $6.6 million and $9.4 million, respectively. American Enterprise Life recognized $0.2 million, $0.3 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2003, 2002 and 2001, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $10,812        $ 5,067        $5,054
Provision for mortgage loan losses                                                         281          6,079           928
Foreclosures, write-offs and other                                                      (3,731)          (334)         (915)
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 7,362        $10,812        $5,067
===========================================================================================================================

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                            DECEMBER 31, 2003                            DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
REGION                                                     SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
South Atlantic                                           $118,183      $   --                        $145,999           $--
Middle Atlantic                                            75,056          --                          85,680            --
East North Central                                         99,371       1,000                         103,713            --
Mountain                                                   74,347          --                          75,001            --
West North Central                                         88,961          --                          99,790            --
New England                                                25,229          --                          28,360            --
Pacific                                                    24,607          --                          25,759            --
West South Central                                         25,724          --                          26,889            --
East South Central                                         10,696          --                           7,156            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
(THOUSANDS)                                             ON BALANCE        FUNDING                    ON BALANCE      FUNDING
PROPERTY TYPE                                              SHEET        COMMITMENTS                     SHEET      COMMITMENTS
--------------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                 $139,417      $   --                        $159,176           $--
Apartments                                                113,746          --                         132,567            --
Office buildings                                          169,904       1,000                         171,799            --
Industrial buildings                                       60,275          --                          67,776            --
Hotels/motels                                              33,091          --                          35,421            --
Medical buildings                                          18,694          --                          24,476            --
Nursing/retirement homes                                    2,413          --                           2,707            --
Mixed use                                                   4,634          --                           4,425            --
--------------------------------------------------------------------------------------------------------------------------------
                                                          542,174       1,000                         598,347            --
Less reserves for losses                                   (7,362)         --                         (10,812)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total                                                 $534,812      $1,000                        $587,535           $--
================================================================================================================================

Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2003 and 2002 was not material.

                                                                        -- 12 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Mortgage loan findings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan.

SOURCES OF INVESTMENT INCOME AND REALIZED GAINS (LOSSES) ON INVESTMENTS

Net investment income for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $321,420       $239,084      $211,920
Income on mortgage loans on real estate                                                 42,482         47,697        54,723
Other                                                                                   11,600          8,874         6,498
---------------------------------------------------------------------------------------------------------------------------
                                                                                       375,502        295,655       273,141
Less investment expenses                                                                 3,308          3,588         1,423
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $372,194       $292,067      $271,718
===========================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $26,163        $ 6,068      $(84,770)
Mortgage loans on real estate                                                            3,450         (5,744)       (1,263)
Other                                                                                   (4,508)          (321)       (3,887)
---------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $25,105        $     3      $(89,920)
===========================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Balance, beginning of year                                                            $260,577       $217,923      $198,622
Capitalization of expenses                                                             120,890        114,149        64,795
Amortization                                                                           (45,605)       (48,469)      (45,494)
Change in unrealized investment gains and losses                                        10,104        (23,026)           --
---------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                                  $345,966       $260,577      $217,923
===========================================================================================================================

4. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

(THOUSANDS)                                                                             2003            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                             $ 3,371       $(15,096)     $ 11,803
   Deferred                                                                             15,420         (3,725)      (34,562)
---------------------------------------------------------------------------------------------------------------------------
                                                                                        18,791        (18,821)      (22,759)
State income taxes-current                                                                 284            334           551
---------------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit)                                                           $19,075       $(18,487)     $(22,208)
===========================================================================================================================

Income tax expense (benefit) differs from that computed by using the federal statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                               2003                       2002                         2001
(DOLLARS IN THOUSANDS)                                 PROVISION      RATE       PROVISION       RATE          PROVISION      RATE
------------------------------------------------------------------------------------------------------------------------------------
Federal income taxes based on the statutory rate        $19,846       35.0%      $(18,262)      (35.0)%        $(22,378)     (35.0)%
Tax-exempt interest and dividend income                    (485)      (0.8)           (62)       (0.1)               (3)        --
State taxes, net of federal benefit                         184        0.3            217         0.4               358        0.6
Other, net                                                 (470)      (0.9)          (380)       (0.7)             (185)      (0.3)
------------------------------------------------------------------------------------------------------------------------------------
Total income taxes                                      $19,075       33.6%      $(18,487)      (35.4)%        $(22,208)     (34.7)%
====================================================================================================================================

                                                                        -- 13 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of American Enterprise Life's deferred income tax assets and liabilities as of December 31 are as follows:

(THOUSANDS)                                                                                             2002          2001
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
   Policy reserves                                                                                   $ 64,080      $ 48,048
   Net unrealized losses on Available-for-Sale securities                                              10,688            --
   Investments, other                                                                                   3,252         3,154
   Other                                                                                                  412         6,049
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       78,432        57,251
---------------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   90,050        73,243
   Net unrealized gains on Available-for-Sale securities                                                   --         1,616
---------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  90,050        74,859
---------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                  $(11,618)     $(17,608)
===========================================================================================================================

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

5. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $99.1 million and $101.5 million as of December 31, 2003 and 2002, respectively. Any dividend distributions in 2003 would require approval by the Indiana Department of Insurance.

Statutory net loss for the years ended December 31 and statutory capital and surplus as of December 31 are summarized as follows:

(THOUSANDS)                                                                               2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------
Statutory net gain (loss)                                                             $  6,483       $(85,113)     $(81,461)
Statutory capital and surplus                                                          495,816        493,339       303,501
---------------------------------------------------------------------------------------------------------------------------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The State of Indiana adopted the provisions of the revised manual without modification. The revised manual changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that American Enterprise Life uses to prepare its statutory-basis financial statements. The impact of implementing these changes was a decrease of $44.8 million to American Enterprise Life's statutory-basis capital and surplus as of January 1, 2001.

6. RELATED PARTY TRANSACTIONS

American Enterprise Life has no employees. Charges by IDS Life for the use of joint facilities, technology support, marketing services and other services aggregated $56.3 million, $44.5 million, and $34.7 million for the years ended December 31, 2003, 2002 and 2001, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003 and, as discussed in the "Separate account business" section of Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide fund management services other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. During the fourth quarter of 2003, $138 thousand was received by American Enterprise Life under this arrangement.

American Enterprise Life has entered into interest rate swaps and interest rate floors with IDS Life. See Note 8 for more details.

Included in other liabilities at December 31, 2003 and 2002 is $2.4 million and $1.5 million, respectively, payable to IDS Life for federal income taxes.

                                    -- 14 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50.0 million. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2003 or 2002.

8. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable product financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements, and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

At December 31, 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

Reinsurance contracts do not relieve American Enterprise Life from its primary obligation to policyholders.

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

9. DERIVATIVE FINANCIAL INSTRUMENTS

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. American Enterprise Life is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. American Enterprise Life monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of American Enterprise Life's counterparties are rated A or better by Moody's and Standard & Poor's.

American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($42.7 million) and ($72.5 million) at December 31, 2003 and 2002, respectively, and are included in Other liabilities. The interest rate floors had carrying amounts of $6.1 million and $15.9 million at December 31, 2003 and 2002, respectively, and are included in Other assets. The interest rate caps had carrying amounts of $nil and $8 thousand as of December 31, 2003 and 2002, respectively, and are included in Other assets. American Enterprise Life incurred ($11.6 million) and ($56.8 million) in derivative losses in 2003 and 2002, respectively, which are included in Other operating expenses. The decrease in derivative losses in 2003 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

                                    -- 15 --

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY -- NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

American Enterprise Life discloses fair value information for financial instruments for which it is practicable to estimate that value. The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2003 and 2002 and require management judgment. These figures may not be indicative of their future fair values. Fair value of life insurance obligations, receivables and all non-financial instruments, such as DAC, are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented.

                                                                 2003                          2002
                                                       CARRYING       FAIR            CARRYING        FAIR
(THOUSANDS)                                             AMOUNT        VALUE            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Fixed maturities                                     $6,650,906    $6,650,906        $5,288,855    $5,288,855
Common stocks                                        $        6    $        6        $       --    $       --
Mortgage loans on real estate                        $  534,812    $  585,295        $  587,535    $  656,200
Derivatives                                          $    6,072    $    6,072        $   15,852    $   15,852
Cash and cash equivalents                            $    9,065    $    9,065        $1,118,692    $1,118,692
Separate account assets                              $1,108,160    $1,108,160        $  694,771    $  694,771
-------------------------------------------------------------------------------------------------------------

FINANCIAL LIABILITIES
Future policy benefits for fixed annuities             $6,623,247  $6,385,595        $5,388,765    $5,256,677
Derivatives                                            $   42,904  $   42,904        $   73,058    $   73,058
Separate account liabilities                           $1,107,211  $1,064,419        $  694,248    $  671,315
-------------------------------------------------------------------------------------------------------------

At December 31, 2003 and 2002, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $22.1 million and $23.2 million, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2003 and 2002. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2003 and 2002.

At December 31, 2003 and 2002, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $0.9 million and $0.5 million, respectively.

                                    -- 16 --

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts                              p.  3
Rating Agencies                                          p.  4
Principal Underwriter                                    p.  4
Independent Auditors                                     p.  4
Condensed Financial Information (Unaudited)              p.  5

Financial Statements

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAs, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES


ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

    EARLY WITHDRAWAL AMOUNT X [(    1 + i     )(TO THE POWER OF n/12) - 1] = MVA
                                 ------------
                                 1 + j + .001

   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

         n = number of months remaining in the current Guarantee Period
             (rounded up).

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:


- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.


EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(     1.030        )(TO THE POWER OF 84/12) - 1] = -$39.84
               ----------------
               1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(      1.030      )(TO THE POWER OF 84/12) - 1] = $27.61
               ---------------
               1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

- on Jan. 1, 2005 (the first contract anniversary) your total contract value is $55,545; and

- on Jan. 1, 2006 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                             $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $50,500                                                           $55,676
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                                 $55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,676
   -------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE               $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                       0.55% X $55,545 = $305.50
INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                              0.70% X $55,676 = $389.73
INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =            0.75% X $55,676 = $417.57

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we add a purchase payment credit of $500; and

-   the contract anniversary date is Jan. 1 each year; and

- you withdraw the contract for its total value on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

-   you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                   CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                   Contract Value at time of full withdrawal:      $        60,000.00   $        40,000.00
                                         Contract Value on prior anniversary:               58,000.00            42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:               60,000.00            40,000.00
                                 less purchase payment still in the contract:               50,000.00            50,000.00
                                                                                   ------------------   ------------------
                            Earnings in the contact (but not less than zero):               10,000.00                 0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

                                                    Earnings in the contract:               10,000.00                 0.00
                               10% of the prior anniversary's Contract Value:                5,800.00             4,200.00
                                                                                   ------------------   ------------------
                                                                         TFA:               10,000.00             4,200.00

STEP 3. Now we can determine how much of the purchase payment is being withdrawn (PPW) as follows:

        PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                             0.00             4,200.00
              ACV =  amount withdrawn in excess of earnings                                 50,000.00            40,000.00
               CV =  total contract value just prior to current withdrawal                  60,000.00            40,000.00
              TFA =  from Step 2                                                            10,000.00             4,200.00
            PPNPW =  purchase payment not previously withdrawn                              50,000.00            50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:               50,000.00            50,000.00
                                                                    less XSF:                   (0.00)           (4,200.00)
                                                                                   ------------------   ------------------
                                amount of PPW subject to a withdrawal charge:               50,000.00            45,800.00
                                    multiplied by the withdrawal charge rate:                   x 7.0%               x 7.0%
                                                                                   ------------------   ------------------
                                                           withdrawal charge:                3,500.00             3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:               60,000.00            40,000.00
                                                           WITHDRAWAL CHARGE:               (3,500.00)           (3,206.00)
                             Contract charge (assessed upon full withdrawal):                  (40.00)              (40.00)
                                                                                   ------------------   ------------------

                                                NET FULL WITHDRAWAL PROCEEDS:      $        56,460.00   $        36,754.00


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

- We receive a single $50,000 purchase payment on Jan. 1, 2004 and we add a purchase payment credit of $500; and

-   the contract anniversary date is Jan. 1 each year; and

- you request a partial withdrawal of $15,000 on July 1, 2007, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

-   you have made no withdrawals prior to July 1, 2007.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:



                                                                                   CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                Contract Value at time of partial withdrawal:      $        60,000.00   $        40,000.00
                                         Contract Value on prior anniversary:               58,000.00            42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

                                                      Current Contract Value:               60,000.00            40,000.00
                                 less purchase payment still in the contract:               50,000.00            50,000.00
                                                                                   ------------------   ------------------
                            Earnings in the contact (but not less than zero):               10,000.00                 0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

                                                    Earnings in the contract:               10,000.00                 0.00
                               10% of the prior anniversary's Contract Value:                5,800.00             4,200.00
                                                                                   ------------------   ------------------
                                                                         TFA:               10,000.00             4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                             0.00             4,200.00
              ACV =  amount withdrawn in excess of earnings                                  5,376.34            16,062.31
               CV =  total contract value just prior to current withdrawal                  60,000.00            40,000.00
              TFA =  from Step 2                                                            10,000.00             4,200.00
            PPNPW =  purchase payment not previously withdrawn                              50,000.00            50,000.00

STEP 4. We then calculate the withdrawal charge as:

                                                                         PPW:                5,376.34            19,375.80
                                                                    less XSF:                   (0.00)           (4,200.00)
                                                                                   ------------------   ------------------
                                amount of PPW subject to a withdrawal charge:                5,376.34            15,175.80
                                    multiplied by the withdrawal charge rate:                   x 7.0%               x 7.0%
                                                                                   ------------------   ------------------
                                                           withdrawal charge:                  376.34             1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:               15,376.34            16,062.31
                                                           WITHDRAWAL CHARGE:                 (376.34)           (1,062.31)
                                                                                   ------------------   ------------------

                                                NET FULL WITHDRAWAL PROCEEDS:      $        15,000.00   $        15,000.00


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

- on Jan. 1, 2005 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

- on March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

-   on March 1, 2006 the contract value grows to $23,000.


    WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2006 AS FOLLOWS:


    1. Contract value at death:                                                                   $    23,000.00
                                                                                                  ==============
    2. Purchase payments plus purchase payment credits, minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                    $    25,250.00
         minus adjusted partial withdrawals calculated as:
         $1,500 x $25,250
         ---------------  =
            $22,000                                                                                    -1,721.59
                                                                                                  --------------
         for a death benefit of:                                                                  $    23,528.41
                                                                                                  ==============
    ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                            $    23,528.41


EXAMPLE -- MAV DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

- on Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000; and

- on March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

    WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:



    1. CONTRACT VALUE AT DEATH:                                                                   $    20,500.00
                                                                                                  ==============
    2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                    $    20,200.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 x $20,200
         ---------------   =
              $22,000                                                                                  -1,377.27
                                                                                                  --------------
         for a death benefit of:                                                                  $    18,822.73
                                                                                                  ==============
    3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary contract values:                                   $    24,000.00
         plus purchase payments and credits made since that anniversary:                                   +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 x $24,000
         ----------------  =
              $22,000                                                                                  -1,636.36
                                                                                                  --------------
         for a death benefit of:                                                                  $    22,363.64
                                                                                                  ==============
    THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE  THREE VALUES, WHICH IS THE MAV:                   $    22,363.64
                                                                                                                  --------------


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

    THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:



    1. CONTRACT VALUE AT DEATH:                                                                   $    22,800.00
                                                                                                  ==============
    2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                    $    25,250.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $25,250
         ----------------  =
              $24,300                                                                                  -1,558.64
                                                                                                  --------------
         for a death benefit of:                                                                  $    23,691.36
                                                                                                  ==============
    3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on Jan. 1, 2005, calculated as:
         1.05 x $20,150 =                                                                         $    21,157.50
         plus purchase payments and purchase payment credits
         allocated to the subaccounts since that anniversary:                                              +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 x $21,157.50
         -------------------  =
                $19,000                                                                                -1,670.33
                                                                                                  --------------
         variable account floor benefit:                                                          $    19,487.17
         plus the one-year fixed account value:                                                  +$     5,300.00
                                                                                                  ==============
         5% variable account floor (value of the GPAs, the one-year fixed account
         and the variable account floor):                                                         $    24,787.17

    THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
    OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                $    24,787.17
                                                                                                                  --------------


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT


ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

- on Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- on March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

    THE DEATH BENEFIT ON MARCH 1, 2005, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:



    1. CONTRACT VALUE AT DEATH:                                                                   $    22,800.00
                                                                                                  ==============
    2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments and purchase payment credits:                                    $    25,250.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 x $25,250
         ----------------  =
              $24,300                                                                                  -1,558.64
                                                                                                  --------------
         for a death benefit of:                                                                  $    23,691.36
                                                                                                  ==============
    3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                        $    25,250.00
         plus purchase payments and purchase payment credits made since that anniversary:                  +0.00
         minus adjusted partial withdrawals made since that
         anniversary, calculated as:
         $1,500 x $25,250
         ----------------  =
              $24,300                                                                                  -1,558.64
                                                                                                  --------------
         for a MAV Death Benefit of:                                                              $    23,691.36
                                                                                                  ==============
    4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on Jan. 1, 2004,
         calculated as: 1.05 x $20,250 =                                                          $    21,262.50
         plus purchase payments and purchase payment credits
         allocated to the subaccounts since that anniversary:                                              +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 x $21,262.50
         -------------------  =
                $19,000                                                                                -1,678.62
                                                                                                  --------------
         variable account floor benefit:                                                          $    19,583.88
         plus the one-year fixed account value:                                                        +5,300.00
         5% variable account floor (value of the GPAs, one-year fixed
         account and the variable account floor):                                                 $    24,883.88
                                                                                                  ==============

    EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                 $    24,883.88
                                                                       -                                          --------------


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT

ASSUMPTIONS:

- You purchase the contract on Jan. 1, 2004 with a payment of $100,000, and you select a 7-year withdrawal charge schedule; and

-   we add a purchase payment credit of $1,000 to your contract.



    The Guaranteed Benefit Amount (GBA) equals your purchase payment
    plus the purchase payment credit:                                                             $      101,000
    The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
      0.07 x $101,000 =                                                                           $        7,070
    The Remaining Benefit Amount (RBA) equals your purchase payment
    plus the purchase payment credit:                                                             $      101,000
    On Jan. 1, 2005 the contract value grows to $110,000. You decide to step up your benefit.
    The RBA equals 100% of your contract anniversary value:                                       $      110,000
    The GBA equals 100% of your contract anniversary value:                                       $      110,000
    The GBP equals 7% of your stepped-up GBA:
      0.07 x $110,000 =                                                                           $        7,700
    On July 1, 2006 you decide to take a partial withdrawal of $7,700.
    You took a partial withdrawal equal to your GBP, so your RBA equals the prior
    RBA less the amount of the partial withdrawal:
      $110,000 - $7,700 =                                                                         $      102,300
    The GBA equals the GBA immediately prior to the partial withdrawal:                           $      110,000
    The GBP equals 7% of your GBA:
      0.07 x $110,000 =                                                                           $        7,700
    On Jan. 1, 2007 you make an additional purchase payment of $50,000.
    We add a purchase payment credit of $500 to your contract.
    The new RBA for the contract is equal to your prior RBA plus 100%
    of the additional purchase payment and purchase payment credit:
      $102,300 + $50,500 =                                                                        $      152,800
    The new GBA for the contract is equal to your prior GBA plus 100%
    of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                                        $      160,500
    The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                                           $       11,235
    On Jan. 1, 2008 your contract value grows to $200,000. You decide to step up your benefit.
    The RBA equals 100% of your contract anniversary value:                                       $      200,000
    The GBA equals 100% of your contract anniversary value:                                       $      200,000
    The GBP equals 7% of your stepped-up GBA:
      0.07 x $200,000 =                                                                           $       14,000


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                                       95

    On July 1, 2009 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
      (1) your contract value immediately following the partial withdrawal;
            $230,000 - $20,000 =                                                                  $      210,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
            $200,000 - $20,000 =                                                                  $      180,000
    Reset RBA = lesser of (1) or (2) =                                                            $      180,000
    The GBA gets reset to the lesser of:
      (1) your prior GBA                                                                          $      200,000
      OR
      (2) the greater of:
            a. your contract value immediately following the partial withdrawal;
                 $230,000 - $20,000 =                                                             $      210,000
            OR
            b. your Reset RBA.                                                                    $      180,000
      Greater of a. or b. =                                                                       $      210,000
    Reset GBA = lesser of (1) or (2) =                                                            $      200,000
    The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $200,000 =                                                                           $       14,000
    On July 1, 2012 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your
    RBA gets reset to the lesser of:
      (1) your contract value immediately following the partial withdrawal;
            $175,000 - $25,000 =                                                                  $      150,000
      OR
      (2) your prior RBA less the amount of the partial withdrawal.
            $180,000 - $25,000 =                                                                  $      155,000
    Reset RBA = lesser of (1) or (2) =                                                            $      150,000
    The GBA gets reset to the lesser of:
      (1) your prior GBA;                                                                         $      200,000
      OR
      (2) the greater of:
            a. your contract value immediately following the partial withdrawal;
                 $175,000 - $25,000 =                                                             $      150,000
            OR
            b. your Reset RBA.                                                                    $      150,000
      Greater of a. or b. =                                                                       $      150,000
    Reset GBA = lesser of (1) or (2) =                                                            $      150,000
    The Reset GBP is equal to 7% of your Reset GBA:
      0.07 x $150,000 =                                                                           $       10,500


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

-   we immediately add a $1,000 purchase payment credit; and

- you invest all contract value in the subaccounts (Protected Investment Options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

-   the annuitant is male and age 55 at contract issue; and

-   the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                      ASSUMED            PURCHASE               MAXIMUM                   GUARANTEED
 CONTRACT            CONTRACT            PAYMENTS             ANNIVERSARY                   INCOME
ANNIVERSARY            VALUE           AND CREDITS          VALUE (MAV)(1)          BENEFIT BASE - MAV(2)
---------------------------------------------------------------------------------------------------------
     1               $109,000           $101,000               $109,000                    $109,000
     2                127,000               none                127,000                     127,000
     3                134,000               none                134,000                     134,000
     4                153,000               none                153,000                     153,000
     5                 86,000               none                153,000                     153,000
     6                122,000               none                153,000                     153,000
     7                141,000               none                153,000                     153,000
     8                155,000               none                155,000                     155,000
     9                142,000               none                155,000                     155,000
    10                176,000               none                176,000                     176,000
    11                143,000               none                176,000                     176,000
    12                150,000               none                176,000                     176,000
    13                211,000               none                211,000                     211,000
    14                201,000               none                211,000                     211,000
    15                206,000               none                211,000                     211,000



(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



   CONTRACT                    STANDARD PROVISIONS                INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                 ASSUMED      PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE             CONTRACT VALUE    10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
-----------------------------------------------------------------------------------------------------
      10                    $176,000          $   788.48            $176,000           $   788.48
      11                     143,000              656.37             176,000               807.84
      12                     150,000              706.50             176,000               828.96
      13                     211,000            1,019.13             211,000             1,019.13
      14                     201,000              996.96             211,000             1,046.56
      15                     206,000            1,048.54             211,000             1,073.99



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



   CONTRACT                    STANDARD PROVISIONS                      INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                 ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE             CONTRACT VALUE         NO REFUND*          BENEFIT BASE             NO REFUND*
-------------------------------------------------------------------------------------------------------------
    10                     $176,000                 $633.60         $176,000                $633.60
    11                      143,000                  526.24          176,000                 647.68
    12                      150,000                  564.00          176,000                 661.76
    13                      211,000                  812.35          211,000                 812.35
    14                      201,000                  793.95          211,000                 833.45
    15                      206,000                  834.30          211,000                 854.55



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                 GUARANTEED
                                                                                                   INCOME
                                   ASSUMED              PURCHASE               5%              BENEFIT BASE -
  CONTRACT                        CONTRACT              PAYMENTS          ACCUMULATION        5% ACCUMULATION
 ANNIVERSARY                        VALUE             AND CREDITS       BENEFIT BASE(1)       BENEFIT BASE(2)
-------------------------------------------------------------------------------------------------------------
       1                          $109,000             $101,000            $106,050               $109,000
       2                           127,000                 none             111,353                127,000
       3                           134,000                 none             116,920                134,000
       4                           153,000                 none             122,766                153,000
       5                            86,000                 none             128,904                128,904
       6                           122,000                 none             135,350                135,350
       7                           141,000                 none             142,117                142,117
       8                           155,000                 none             149,223                155,000
       9                           142,000                 none             156,684                156,684
      10                           176,000                 none             164,518                176,000
      11                           143,000                 none             172,744                172,744
      12                           150,000                 none             181,381                181,381
      13                           211,000                 none             190,451                211,000
      14                           201,000                 none             199,973                201,000
      15                           206,000                 none             209,972                209,972



(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                    INCOME ASSURER BENEFIT(SM) -
  CONTRACT                     STANDARD PROVISIONS                  5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                 ASSUMED      PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE             CONTRACT VALUE    10 YEARS CERTAIN*      BENEFIT BASE     10 YEARS CERTAIN*
-----------------------------------------------------------------------------------------------------
    10                      $176,000          $   788.48            $176,000           $   788.48
    11                       143,000              656.37             172,744               792.90
    12                       150,000              706.50             181,381               854.31
    13                       211,000            1,019.13             211,000             1,019.13
    14                       201,000              996.96             201,000               996.96
    15                       206,000            1,048.54             209,972             1,068.76



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                          INCOME ASSURER BENEFIT(SM) -
  CONTRACT                     STANDARD PROVISIONS                        5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                 ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE             CONTRACT VALUE         NO REFUND*            BENEFIT BASE           NO REFUND*
-------------------------------------------------------------------------------------------------------------
     10                     $176,000              $633.60               $176,000               $633.60
     11                      143,000               526.24                172,744                635.70
     12                      150,000               564.00                181,381                681.99
     13                      211,000               812.35                211,000                812.35
     14                      201,000               793.95                201,000                793.95
     15                      206,000               834.30                209,972                850.39



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:



                                                                                                                GUARANTEED
                                                                                                                  INCOME
                                                                                                              BENEFIT BASE -
                                                                                                                GREATER OF
                              ASSUMED              PURCHASE            MAXIMUM                 5%               MAV OR 5%
  CONTRACT                   CONTRACT              PAYMENTS          ANNIVERSARY          ACCUMULATION         ACCUMULATION
 ANNIVERSARY                   VALUE             AND CREDITS         VALUE(1)           BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------
       1                     $109,000             $101,000             $109,000             $106,050             $109,000
       2                      127,000                 none              127,000              111,353              127,000
       3                      134,000                 none              134,000              116,920              134,000
       4                      153,000                 none              153,000              122,766              153,000
       5                       86,000                 none              153,000              128,904              153,000
       6                      122,000                 none              153,000              135,350              153,000
       7                      141,000                 none              153,000              142,117              153,000
       8                      155,000                 none              155,000              149,223              155,000
       9                      142,000                 none              155,000              156,684              156,684
      10                      176,000                 none              176,000              164,518              176,000
      11                      143,000                 none              176,000              172,744              176,000
      12                      150,000                 none              176,000              181,381              181,381
      13                      211,000                 none              211,000              190,451              211,000
      14                      201,000                 none              211,000              199,973              211,000
      15                      206,000                 none              211,000              209,972              211,000



(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:



                                                                   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                         STANDARD PROVISIONS                    OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                     ASSUMED      PLAN B - LIFE WITH      GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                 CONTRACT VALUE    10 YEARS CERTAIN*         BENEFIT BASE     10 YEARS CERTAIN*
--------------------------------------------------------------------------------------------------------------
    10                         $176,000            $   788.48            $176,000             $   788.48
    11                          143,000                656.37             176,000                 807.84
    12                          150,000                706.50             181,381                 854.31
    13                          211,000              1,019.13             211,000               1,019.13
    14                          201,000                996.96             211,000               1,046.56
    15                          206,000              1,048.54             211,000               1,073.99



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:



                                                                       INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                         STANDARD PROVISIONS                       OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                     ASSUMED      PLAN D - LAST SURVIVOR   GUARANTEED INCOME   PLAN D - LAST SURVIVOR
 AT EXERCISE                 CONTRACT VALUE         NO REFUND*            BENEFIT BASE           NO REFUND*
-----------------------------------------------------------------------------------------------------------------
    10                          $176,000                 $633.60         $176,000                $633.60
    11                           143,000                  526.24          176,000                 647.68
    12                           150,000                  564.00          181,381                 681.99
    13                           211,000                  812.35          211,000                 812.35
    14                           201,000                  793.95          211,000                 833.45
    15                           206,000                  834.30          211,000                 854.55



* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM)


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-   you have selected the seven-year withdrawal charge schedule; and

- we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

    On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

    On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:


   MAV Death Benefit (contract value):                                                            $      110,000
   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not previously withdrawn):
       0.40 X ($110,000 - $100,000) =                                                                     +4,000
                                                                                                  --------------
   Total death benefit of:                                                                        $      114,000


    On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (MAV):                                                                       $      110,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
       0.40 X ($110,000 - $100,000) =                                                                     +4,000
                                                                                                  --------------
   Total death benefit of:                                                                        $      114,000


    On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                      $       57,619
   plus the Benefit Protector(SM) benefit (40% of earnings at death):
       0.40 X ($57,619 - $55,000) =                                                                       +1,048
                                                                                                  --------------
   Total death benefit of:                                                                        $       58,667

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

    On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

    On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:


   MAV Death Benefit (contract value):                                                            $      200,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)                                              +55,000
                                                                                                  --------------
   Total death benefit of:                                                                        $      255,000


    On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2013 equals:


   MAV Death Benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                                  $      249,500
   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)                                              +55,000
                                                                                                  -------------
   Total death benefit of:                                                                        $      304,500


    On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value):                                                            $      250,000
   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)
       0.40 X ($250,000 - $105,000) =                                                                    +58,000
                                                                                                  --------------
   TOTAL DEATH BENEFIT OF:                                                                                        $      308,000

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70; and

-   you have selected the seven-year withdrawal charge schedule; and

- we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

    On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

    On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2005 equals:


       MAV Death Benefit (contract value):                                                        $      110,000
       plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
       (MAV rider minus payments not previously withdrawn):
       0.40 X ($110,000 - $100,000) =                                                                     +4,000
                                                                                                  --------------
   Total death benefit of:                                                                        $      114,000


    On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:


       MAV Death Benefit (MAV):                                                                   $      110,000
       plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
       0.40 X ($110,000 - $100,000) =                                                                     +4,000
       plus 10% of purchase payments made within 60 days of contract issue
       and not previously withdrawn: 0.10 X $100,000 =                                                   +10,000
                                                                                                  --------------
   Total death benefit of:                                                                        $      124,000


    On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:


       MAV Death Benefit (MAV adjusted for partial withdrawals):                                  $       57,619
       plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:
       0.40 X ($57,619 - $55,000) =                                                                       +1,048
       plus 10% of purchase payments made within 60 days of contract
       issue and not previously withdrawn: 0.10 X $55,000 =                                               +5,500
                                                                                                  --------------
   Total death benefit of:                                                                        $       64,167


    On Jan. 1, 2007 the contract value falls $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:


      MAV Death Benefit (contract value):                                                         $      200,000
      plus the Benefit Protector(SM) Plus benefit which equals
      40% of earnings at death, up to a maximum of 100%
      of purchase payments not previously withdrawn
      that are one or more years old                                                                     +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                                      +11,000
                                                                                                  --------------
   Total death benefit of:                                                                        $      266,000


On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2013 equals:


      MAV Death Benefit (contract value less any purchase payment credits
      added in the last 12 months):                                                               $      249,500
      plus the Benefit Protector(SM) Plus benefit which equals
      40% of earnings at death, up to a maximum of
      100% of purchase payments not previously withdrawn
      that are one or more years old                                                                     +55,000
      plus 20% of purchase payments made within 60 days of
      contract issue and not previously withdrawn: 0.20 X $55,000 =                                      +11,000
                                                                                                  --------------
   Total death benefit of:                                                                        $      315,500

On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2014 equals:

      MAV Death Benefit (contract value):                                                         $      250,000
      plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death
      (MAV rider minus payments not previously withdrawn):
      0.40 X ($250,000 - $105,000) =                                                                     +58,000
      plus 20% of purchase payments made within 60 days of contract issue
      and not previously withdrawn: 0.20 X $55,000 =                                                     +11,000
                                                                                                  --------------
   TOTAL DEATH BENEFIT OF:                                                                        $      319,000

         WELLS FARGO ADVANTAGE(R) SELECT VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

American Enterprise Life Insurance Company, Issuer
829 AXP Financial Center

Minneapolis, MN 55474
(800) 333-3437


45302 A (4/04)

Part B

The combined Statement of Additional Information containing information for American Express FlexChoice(SM) Variable Annuity, American Express FlexChoice(SM) Select Variable Annuity, American Express(R) Galaxy Premier Variable Annuity, American Express Innovations(SM) Variable Annuity, American Express Innovations(SM) Select Variable Annuity, American Express Innovations(SM) Classic Variable Annuity, American Express Innovations(SM) Classic Select Variable Annuity, American Express New Solutions(R) Variable Annuity, American Express Pinnacle Variable Annuity(R), American Express Signature Variable Annuity(R), American Express(R) Signature Select Variable Annuity, American Express(R) Signature One Variable Annuity, American Express(R) Signature One Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage(R) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity, and Wells Fargo Advantage Choice(SM) Select Variable Annuity filed electronically as Part B to Post - Effective Amendment No. 9 to Registration Statement No. 333-74865 is incorporated by reference.

Part C.

Item 24.     Financial Statements and Exhibits

   (a)  Financial Statements included in Part A of this Registration Statement:

        American Enterprise Life Insurance Company

        Report of Independent Auditors dated Jan. 26, 2004.
        Consolidated Balance Sheets as of Dec. 31, 2003 and 2002.
        Consolidated Statements of Operations for the years ended Dec. 31, 2003, 2002 and 2001.
        Consolidated Statements of Cash Flows for the years ended Dec. 31, 2003, 2002 and 2001.
        Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2003.
        Notes to Consolidated Financial Statements.

        Financial Statements included in Part B of this Registration Statement:

        American Enterprise Variable Annuity Account
           American Express Innovations(SM) Variable Annuity
           American Express Innovations(SM) Select Variable Annuity American Express Innovations(SM) Classic Variable Annuity American Express Innovations(SM) Classic Select Variable Annuity American Express New Solutions(R) Variable Annuity
           Evergreen Essential(SM) Variable Annuity
           Evergreen New Solutions Variable Annuity
           Evergreen New Solutions Select Variable Annuity
           Wells Fargo Advantage(R) Select Variable Annuity

        Report of Independent Auditors dated March 19, 2004.
        Statements of Assets and Liabilities as of Dec. 31, 2003.
        Statements of Operations for the year ended Dec. 31, 2003.
        Statements of Changes in Net Assets for the years ended Dec. 31, 2003 and 2002.
        Notes to Financial Statements.

(b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 7 to the Registration Statement No.333-92297 is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 3 to Registration Statement No. 333-73958 filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003 is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003, filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to the Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

2.        Not applicable.

3.1 Form of Selling Agreement filed electronically as Exhibit 3 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about April 28, 2000, is incorporated by reference.

3.2       Form of Master General Agent  Agreement for American  Enterprise  Life
          Insurance   Company   Variable   Annuities   (form   9802  B)   filed
          electronically as Exhibit 3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.1 Form of Deferred Annuity Contract (form 240343) filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.1(a) Form of Deferred Annuity Contract Data Pages (form 240343) filed electronically as Exhibit 4.1(a) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.2 Form of Deferred Annuity Contract (form 272646) filed as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 15 to Registration
          Statement  No.  333-92297,   filed  on  or  about  Oct.  30,  2003  is
          incorporated by reference.

4.3 Form of Performance Credit Rider (form 240349) filed electronically as Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb 11, 2000, is incorporated by reference.

4.4 Form of Maximum Anniversary Value Death Benefit Rider (form 240346) filed electronically as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider (form 240350) filed electronically as Exhibit 4.4 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.6       Form of Roth IRA  Endorsement  (form  43094) filed  electronically  as
          Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8 Form of Benefit Protector(SM) Death Benefit Rider (form 271155) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10 Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) (form 240186) filed electronically as Exhibit 4.2 to the American Express Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.11 Form of Enhanced Death Benefit Rider (form 44213) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about November 4, 1999, is incorporated by reference.

4.12 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.15 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to
          American   Enterprise   Variable  Annuity   Account's   Post-Effective
          Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise
          Variable  Annuity  Account's   Post-Effective   Amendment  No.  7  to
          Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

5. Form of Variable Annuity Application (form 240345) filed electronically as Exhibit 5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

5.1 Form of Variable Annuity Application (form 271552) filed electronically as Exhibit 5.1 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

6.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit
          6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

6.2 Amended By-Laws of American Enterprise Life, dated September 11, 2002, filed electronically as Exhibit 6.3 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, are incorporated by reference.

7.        Not applicable.

8.1 Copy of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American Enterprise Life Insurance Company, on behalf of itself and its separate accounts, and American Express Financial Advisors, Inc., dated Oct. 30, 1997, filed electronically as Exhibit 8.5 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated by reference.

8.2 Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc., dated January 1, 2000, filed electronically as Exhibit 8.2 to 3 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

8.3 Copy of Participation Agreement among American Enterprise Life Insurance Company and The Dreyfus Socially Responsible Fund, Inc. and Dreyfus Variable Investment Fund, dated August 26, 1999, filed electronically as Exhibit 8.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No. 333-92297 filed on or about October 21, 2002, is incorporated by reference.

8.4 Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated July 15, 2002, filed electronically as
          Exhibit 8.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No.
          333-92297 filed on or about October 21, 2002, is incorporated by reference.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(m) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.6 Copy of Participation Agreement among American Enterprise Life Insurance Company and The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., dated September 1, 2002, filed electronically as Exhibit 8.6 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 11 to Registration Statement No. 333-92297, is incorporated by reference.

8.7 Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds, Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 33-54471 is incorporated by reference.

8.8 Copy of Participation Agreement among Oppenheimer Trust and American Enterprise Life Insurance Company, dated October 30, 1997, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.9 Copy of Participation Agreement by and among Evergreen Variable Annuity Trust and American Enterprise Life Insurance Company, dated July 15, 2000, filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 5 to Registration Statment No. 333-92297 is incorporated by reference.

8.10 Copy of Participation Agreement by and among STI Classic Variable Trust and TRUSCO Capital Management, Inc. and American Enterprise Life Insurance Company, dated January 1, 2003, filed electronically as
          Exhibit 8.10 to Post-Effective Amendment No. 11 to Registration Statement No. 333-92297 is incorporated by reference.

8.11 Copy of Participation Agreement by and among American Enterprise Life Insurance Company and Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc., dated September 1, 2002, filed electronically as Exhibit 8.11 to Post-Effective Amendment No. 11 to Registration Statement No. 333-92297 is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Auditors for American Express Innovations(SM) Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Auditors for American Express Innovations(SM) Select Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Auditors for American Express Innovations(SM) Classic Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Auditors for American Express Innovations(SM) Classic Select Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Auditors for American Express New Solutions(R) Variable Annuity is filed electronically herewith.

10.6 Consent of Independent Auditors for Evergreen Essential(SM) Variable Annuity is filed electronically herewith.

10.7 Consent of Independent Auditors for Evergreen New Solutions Variable Annuity is filed electronically herewith.

10.8 Consent of Independent Auditors for Evergreen New Solutions Select Variable Annuity is filed electronically herewith.

10.9 Consent of Independent Auditors for Wells Fargo Advantage(R) Select Variable Annuity is filed electronically herewith.

11.       None.

12.       Not applicable.

13. Power of Attorney to sign Amendments to this Registration Statement, dated April 15, 2004, is filed electronically herewith as Exhibit 13 to Post-Effective Amendment No. 17 to Registration Statment
          No. 333-92297.

Item 25.


Item 25. Directors and Officers of the Depositor (American Enterprise Life Insurance Company)

Name                                  Principal Business Address*       Positions and Offices with Depositor
------------------------------------- --------------------------------- --------------------------------------

Gumer C. Alvero                                                         Director and Executive Vice President - Annuities


Timothy V. Bechtold                                                     Director


Arther H. Berman                                                        Director and Vice President - Finance


Walter S. Berman                                                        Vice President and Treasurer


Lorraine R. Hart                                                        Vice President - Investments


Carol A. Holton                                                         Director and President


Michelle M. Keeley                                                      Vice President - Investments


Christopher J. Kopka                                                    Money Laundering Prevention Officer


Paul S. Mannweiler                    135 N. Pennslvania St.            Director
                                      Suite 2350
                                      Indianapolis, IN  46204

Eric L. Marhoun                                                         Vice President, Assistant Group Counsel and
                                                                        Secretary

Jeryl A. Millner                                                        Vice President and Controller


Mary Ellyn Minenko                                                      Vice President, Group Counsel and
                                                                        Assistant Secretary

Thomas W. Murphy                                                        Vice President - Investments


Roger Natarajan                                                         Director


Teresa J. Rasmussen                                                     Director


Mark E. Schwarzmann                                                     Director, Chairman of the Board and
                                                                        Chief Executive Officer


* Unless otherwise noted, the principal business address is: 829 AXP Financial Center, Minneapolis, MN 55474.


Item 26.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)


The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Bank, FSB                                                         Federal
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Company                                                           New York
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska

Item 27.   Number of Contract owners

           As of March 31, 2004 there were 35,800 nonqualified contracts and qualified contracts in the American Enterprise Variable Annuity Account.

Item 28.   Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

Item 29. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with
         Business Address*                              Underwriter

         Gumer C. Alvero                                Vice President - General
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -
                                                        Retirement Services and
                                                        Asset Management Group

         John M. Baker                                  Vice President - Chief
                                                        Client Service Officer

         Dudley Barksdale                               Vice President - Service
                                                        Development

         Timothy V. Bechtold                            Vice President -
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President and Chief
                                                        Financial Officer

         Walter S. Berman                               Senior Vice President

         Robert C. Bloomer                              Vice President - Technologies III

         Leslie H. Bodell                               Vice President - Technologies I

         Rob Bohli                                      Group Vice President -
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Randy L. Boser                                 Vice President - Mutual Fund
                                                        Business Development

         Kenneth J. Ciak                                Vice President and
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Martin T. Cole                                 Group Vice President - Southwest

         Paul A. Connolly                               Vice President - RL HR/US Retail

         James M. Cracchiolo                            Director, Chairman of the Board
                                                        and Chief Executive Officer

         Colleen Curran                                 Vice President and
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - Employee
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Paul James Dolan                               Vice President - CAO Product Sales

         Kenneth Dykman                                 Group Vice President -
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         William V. Elliot                              Vice President - Financial
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment
                                                        Accounting

         Barbara H. Fraser                              Executive Vice President -
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President - CAO - AEFA
                                                        Investment Management

         Gary W. Gassmann                               Group Vice President -
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         John C. Greiber                                Group Vice President -
                                                        Minnesota/Iowa

         Steven Guida                                   Vice President -
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Fixed Income
                                                        Investments Administration
                                                        Officer

         Janis K. Heaney                                Vice President -
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President -
         Suite 150                                      Advisor Group
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Carol A. Holton                                Vice President - Third
                                                        Party Distribution

         Debra A. Hutchinson                            Vice President - Technologies I

         Diana R. Iannarone                             Group Vice President -
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -
                                                        Compensation and Licensing
                                                        Services

         Jody M. Johnson                                Group Vice President -
                                                        Twin Cities Metro

         Nancy Jones                                    Vice President - Advisor
                                                        Marketing

         William A. Jones                               Vice President - Technologies III

         John C. Junek                                  Senior Vice President and
                                                        General Counsel

         Ora J. Kaine                                   Vice President -
                                                        Retail Distribution Services

         Michelle M. Keeley                             Senior Vice President -
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic
                                                        Initiatives

         Christopher J. Kopka                           Money Laundering Prevention
                                                        Officer

         Mitre Kutanovski                               Group Vice President -
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President - Advisor
                                                        Field Force Growth and
                                                        Retention

         Daniel E. Laufenberg                           Vice President and Chief
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - General
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing
                                                        & Product Services

         Diane D. Lyngstad                              Vice President - Comp and
                                                        Licensing Services

         Thomas A. Mahowald                             Vice President and Director of
                                                        Equity Research

         Timothy J. Masek                               Vice President -
                                                        Fixed Income Research

         Mark T. McGannon                               Vice President and General
                                                        Manager - Products Sales

         Brian J. McGrane                               Vice President - LFO Finance

         Dean O. McGill                                 Group Vice President -
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and
                                                        Brokerage Products

         Timothy S. Meehan                              Secretary

         Penny Meier                                    Vice President - Business
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and
                                                        General Manager - Mutual Funds

         Holly Morris                                   Senior Vice President -
                                                        Technologies

         Rebecca Nash                                   Vice President - Service
                                                        Operations

         Roger Natarnjan                                Vice President - Finance

         Thomas V. Nicolosi                             Group Vice President -
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage

         Michael J. O'Keefe                             Vice President -
                                                        Advisory Business Systems

         Kristi L. Petersen                             Vice President - ONE Account
                                                        and Cash

         John G. Poole                                  Group Vice President -
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Teresa J. Rasmussen                            Vice President and
                                                        Assistant General Counsel


         Michael J. Rearden                             Group Vice President -
                                                        Southern Florida

         Ralph D. Richardson III                        Group Vice President -
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         ReBecca K. Roloff                              Senior Vice President -
                                                        GFS

         Maximillian G. Roth                            Group Vice President -
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Strategy
                                                        and Planning

         Mark E. Schwarzmann                            Senior Vice President -
                                                        Insurance and Annuities

         Gary A. Scott                                  Vice President - Client
                                                        Acquisition Marketing  and
                                                        Services

         Jacqueline M. Sinjem                           Vice President - Plan
                                                        Sponsor Services

         Albert L. Soule                                Group Vice President -
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget Sperl                                  Senior Vice President -
                                                        Client Service Organization

         Paul J. Stanislaw                              Group Vice President -
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -
                                                        Marketing Officer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller
                                                        and Treasurer

         Caroline Stockdale-Boon                        Senior Vice President -
                                                        Human Resources

         Jeffrey J. Stremcha                            Vice President - Technologies I

         John T. Sweeney                                Vice President - Lead Financial
                                                        Officer, Products Group

         Joe Sweeney                                    Senior Vice President,
                                                        General Manager - U.S. Brokerage
                                                        and Membership Banking

         Craig P. Taucher                               Group Vice President -
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President -
                                                        Chief Investment Officer

         George F. Tsafaridis                           Vice President - Quality &
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Ramanathan Venkatabamanan                      Vice President - Technologies III

         Peter S. Velardi                               Senior Vice President -
                                                        Field Management

         Andrew O. Washburn                             Vice President -
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and
                                                        Chief Compliance Officer

         Phil Wentzel                                   Vice President - Finance

         Jeffrey A. Williams                            Senior Vice President -
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance
                                                        Operations

         Gayle W. Winfree                               Group Vice President -
                                                        Delta States

         Michael D. Wolf                                Vice President - Equity Senior
                                                        Portfolio Manager

         Abraham L. Wons                                Vice President - Investments Risk
                                                        Management

         Michael R. Woodward                            Senior Vice President -
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020


* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.


Item 29(c)

                        Net Underwriting
Name of Principal       Discounts and         Compensation on      Brokerage
Underwriter             Commissions           Redemption           Commissions           Compensation

American Express        $52,618,927            None                None                  None
Financial Advisors
Inc.


Item 30.   Location of Accounts and Records

           American Enterprise Life Insurance Company
           829 AXP Financial Center
           Minneapolis, MN 55474

Item 31.   Management Services

           Not applicable.

Item 32.   Undertakings

           (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to American Enterprise Life Contract Owner Service at the address or phone number listed in the prospectus.

           (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1998). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

           (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 27th day of April, 2004.

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                           By American Enterprise Life Insurance Company
                                    (Sponsor)

                           By /s/  Carol A. Holton*
                              --------------------------
                                   Carol A. Holton
                                   President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April, 2004.

Signature                                 Title


/s/  Gumer C. Alvero*                     Director and Executive
---------------------                     Vice President - Annuities
     Gumer C. Alvero


/s/  Timothy V. Bechtold*                 Director
-------------------------
     Timothy V. Bechtold


/s/  Arthur H. Berman*                    Director and Vice President - Finance
-------------------------                 (Principal Financial Officer)
     Arthur H. Berman


/s/  Carol A. Holton*                     Director and President
----------------------
     Carol A. Holton


/s/  Paul S. Mannweiler*                  Director
------------------------
     Paul S. Mannweiler


/s/  Jeryl A. Millner*                    Vice President and Controller
------------------------                  (Principal Accounting Officer)
     Jeryl A. Millner


/s/  Roger Natarajan*                     Director
-------------------------
     Roger Natarajan


/s/  Mark E. Schwarzmann*                 Chairman of the Board of Directors
-------------------------                 and Chief Executive Officer
     Mark E. Schwarzmann                  (Chief Executive Officer)



* Signed pursuant to Power of Attorney, dated April 15, 2004 filed electronically herewith as Exhibit 13 to Registrant's Post-Effective Amendment No. 17, by:


/s/ Mary Ellyn Minenko
------------------------
    Mary Ellyn Minenko

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 17 TO REGISTRATION STATEMENT NO. 333-92297

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The prospectuses for:

       American Express Innovations(SM) Variable Annuity
       American Express Innovations(SM) Select Variable Annuity
       American Express Innovations(SM) Classic Variable Annuity
       American Express Innovations(SM) Classic Select Variable Annuity American Express New Solutions(R) Variable Annuity
       Evergreen Essential(SM) Variable Annuity
       Evergreen New Solutions Variable Annuity
       Evergreen New Solutions Select Variable Annuity
       Wells Fargo Advantage(R) Select Variable Annuity

Part B.

       Combined Statement of Additional Information and Financial Statements filed electronically as Part B to Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 is incorporated by reference.

Part C.

     Other Information.

     The signatures.

     Exhibits